                   PACIFIC HORIZON INTERNATIONAL EQUITY FUND
                                 ANNUAL REPORT
                               February 28, 1999

                           International Equity Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

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 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
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

                                                   Contents

                                      FUND FACTS                       2-3
                                      UNDERSTANDING YOUR SHAREHOLDER
                                        REPORT                         4-6
                                      ECONOMIC REVIEW FROM THE
                                        INVESTMENT ADVISER             8-9
                                      FUND OVERVIEW AND INTERVIEW
                                        WITH YOUR INVESTMENT MANAGER   10-14
                                      PACIFIC HORIZON INTERNATIONAL
                                        EQUITY FUND                    15-17
                                      PORTFOLIO OF INVESTMENTS         18-23
                                      STATEMENT OF ASSETS
                                        AND LIABILITIES                24
                                      STATEMENT OF OPERATIONS          25
                                      STATEMENTS OF CHANGES
                                        IN NET ASSETS                  26
                                      NOTES TO FINANCIAL
                                           STATEMENTS                  27-36
                                      FINANCIAL HIGHLIGHTS             37-39
                                      REPORT OF INDEPENDENT
                                           ACCOUNTANTS                    40

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value but offer no growth potential.

---------------------------------------------------------------------------
            FUND NAME                        INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ...........................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ...........................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ...........................................................................
 Capital Income                     Total Investment Return
 ...........................................................................
 Asset Allocation                   Long-Term Growth
 ...........................................................................
 Corporate Bond                     High Current Income
 ...........................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ...........................................................................
 U.S. Government Securities         High Level of Current Income
 ...........................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ...........................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ...........................................................................
 California Tax-Exempt Bond*        High Level of Federal and California
                                    Tax-Free Current Income
 ...........................................................................
 Money Market Funds+                Current Income, Stable Share Price and
 - Prime                            Daily Liquidity
 - Treasury
 - Government
 - Treasury Only
 ...........................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                 Federal Tax-Free Current Income, Stable
                                    Share Price and Daily Liquidity
 - California Tax-Exempt Money      Federal and California Tax-Free Current
   Market                           Income, Stable Share Price and Daily
                                    Liquidity

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* Certain investors may be subject to the federal Alternative Minimum Tax (AMT)
  and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

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

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.
[TABLE OF CONTENTS GRAPHIC]

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.

[FUND OVERVIEW GRAPHIC]

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

[PORTFOLIO OF INVESTMENTS GRAPHIC]

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

[ASSETS AND LIABILITIES GRAPHIC]

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

[STATEMENT OF OPERATIONS GRAPHIC]

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

[STATEMENTS OF CHANGES IN NET ASSETS GRAPHIC]

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios (such as the total investment return for each period), the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The past 12 months will be remembered as the one of the most volatile periods in financial market history. The crisis in Asia, the Russian default and the devaluation of the Brazilian Real caused dramatic swings in equity valuations, interest rates, and spreads and commodity prices. The Federal Reserve, in order to calm the markets and restore liquidity, lowered short term interest rates by 0.75%. The Dow Jones Industrial Average* after dropping to 7,539, rebounded to close the period at 9,306. The yield on the benchmark 10-year U.S. Treasury Note which was at 5.16% on 3/19/99, fluctuated over a 1.2% range with a high of 5.81% on 4/29/98 and low of 4.16% on 10/5/98. Spreads on 10-year "A" rated finance debt over 10-year U.S. Treasuries started the period at a spread of 0.75% and widened to as much as 1.45% only to end the period at 1.05% over comparable maturity U.S. Treasury notes. International turmoil and the Asian recession also took its toll on commodities. Demand for oil all but evaporated and crude oil prices declined from almost $18.00 a barrel to just under $11.50 a barrel only to rebound to $15.00 on strong U.S. growth and expectations of and a quick recovery in Asia.

Throughout this turmoil, the U.S. remained an "oasis of prosperity" with the U.S. Gross Domestic Product growing at an estimated 4.3% for 1998. The U.S. consumer, unfazed by the recent volatility, continued to spend, pushing the economy through its ninth year of expansion.

Unemployment remained near historical lows and there was continued strength in real disposable income that translated into a high level of consumer confidence. At the same time, the industrial side of the economy, burdened by slower exports as well as the effects of the strong dollar, remained sluggish.

Inflation, as measured by the Consumer Price Index (CPI), remained benign over the past year, increasing only 1.6% in 1998. Huge declines in commodities and weakness on the manufacturing side of the economy offset relatively full employment and money supply growth.

Despite turmoil abroad, the U.S. equity markets, as tracked by the Standard & Poor's 500 Composite Stock Price Index**, posted a solid return of 18.01%. Unfortunately, the Russell 2000*** proved that not all stocks are created equal with a negative return of (15.06%) over the same period. While an era of consolidation and low inflation should bode well for large cap stocks, we doubt that this can continue.

The fixed income markets also put in a strong performance for the past 12 months, with the benchmark Salomon Smith Barney Broad Investment-Grade (BIG) Index# posting a positive return of 6.31%. The top performing sector for the period was U.S. agency debt which outperformed comparable maturity U.S. Treasuries by 0.44% followed by U.S. agency mortgage-backed securities which outperformed by 0.28%. The worst performing sector was U.S. corporate bonds which underperformed U.S. Treasuries by 0.60% with "AA", "A", and "BBB" rated corporate debt underperforming by 0.03%, 0.27%, and 1.61% respectively.

OUTLOOK FOR 1999

While the consensus of Wall Street economists is for a growth rate of 3.5% in 1999, we believe the risk is faster than anticipated growth because of the momentum of the U.S. economy. The wildcard over the next year is the timing of Asia's economic turnaround.

Asia remains a big question mark, with many economists calling for a "v" shaped recovery. Although we believe the Asian economies have bottomed, we suspect that the recovery in the region will be slower than anticipated. While Korea has recently shown strength in industrial production and exports, Japan, which constitutes two-thirds of the region's GDP, continues to show signs of weakness. If Japan chooses to monetize their debt by printing currency, they may cause another round of devaluations in the region. China has stated their intentions to maintain the value of the Yuan, but if they fail to meet their growth targets and the Yen declines substantially in value, all bets are off.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management
---------------
  * The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

 ** The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization-weighted index consisting of 500 common stocks that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unavailable for investment

*** The Russell 2000 Growth Index is a widely used unmanaged index which measures the performance of small-cap stocks and cannot be invested in directly.

  # The BIG Index is market-capitalization weighted and includes fixed-rate
    Treasury, Government-sponsored, mortgage and investment-grade corporates with a maturity of one year or longer. The minimum amount outstanding for US Treasury and mortgage issues is $1 billion for both entry and exit. For Government sponsored and corporate issues the entry and exit amounts are $100 million.

PACIFIC HORIZON
INTERNATIONAL EQUITY FUND

[TROND SKRAMSTAD PHOTO]

TROND SKRAMSTAD
Senior Vice President and Partner
Wellington Management Co., LLP
Sub-Adviser to the Fund

Mr. Skramstad directs the Global Equity Strategy Group and plays a key role in the management of this Fund.

GOAL:

The Pacific Horizon International Equity Fund seeks long-term capital growth.

INVESTMENTS:

The Fund invests in a diversified portfolio of equity securities of companies that are domiciled or have their principal activities in countries outside the U.S.

APPROPRIATE FOR:

Investors who want to diversify their investments in foreign equity markets and who are prepared to accept the risks associated with such investments.

INCEPTION:

May 13, 1996

SIZE OF FUND AS OF
FEBRUARY 28, 1999:
Over $40 million
Q
    DESCRIBE THE FUND'S INVESTMENT STRATEGY AND OBJECTIVES.

A
    The investment objective of the Fund is to seek long-term capital appreciation, primarily through investments in equity securities of companies that are typically domiciled or have their principal activities in countries outside the U.S. The base currency of the Fund is U.S. dollars.

Wellington Management Company, LLP employs an active international equity management style based on intensive fundamental research. The Fund is managed by Wellington Management Company's Global Equity Strategy Group (GESG). Trond Skramstad, Chairman of the GESG, and Andrew S. Offit, Associate Portfolio Manager, have primary day-to-day responsibility for the Fund relying on the input of the GESG. This management team emphasizes high quality, large-cap stocks within the established markets but may also invest in smaller companies and emerging markets. The Fund will generally be fully invested, and currency management is used for defensive hedging purposes.

The cornerstone of Wellington Management's international investment approach is fundamental research. The Global Equity Strategy Group combines inputs from regional analysts, global industry analysts and global economists. As a core portfolio, the Fund will be diversified by country, industry, and company.

Q
    HOW DID THE FUND PERFORM IN THE TWELVE MONTHS ENDED 2/28/99?*

A
    A Shares of the Fund returned 3.84% for the twelve months ended February 28, 1999, well ahead of both the 1.7% return of the MSCI All Country World Free ex-U.S. Index and the 1.6% return of the Lipper International Funds Average.

The Fund benefited significantly from country and regional allocation decisions over the last year. The biggest positive was in Europe as the Fund was overweight in the region throughout the year. Within Europe, the Fund benefited the most from overweights in Germany, France, and Finland. In other regions performance was enhanced by our overweight in Australia and underweights in Hong Kong, Malaysia, and the Emerging Markets overall. Our underweight in Japan was also additive to performance. On the whole, stock selection detracted slightly from Fund returns for the year. This was most evident in Europe, mainly in France and the U.K., although strong stock selection in the Netherlands was a partial offset. Elsewhere, stock selection was additive to performance in both Japan and Hong Kong.

Q
    WHAT IS THE FUND'S BENCHMARK? WILL THE FUND'S PORTFOLIO DIFFER FROM THAT OF THE BENCHMARK?

A
    The Fund's benchmark is the MSCI All Country World Free ex-US Index. The Index is market capitalization-weighted and reflects the actual universe of opportunities for a global investor in 46 developed and emerging markets. The market capitalization profile of the Fund will, in general, be relatively similar to the MSCI All Country Free ex-US Index.

The portfolio management process incorporates macroeconomic and valuation research (top down) and fundamental security analysis (bottom up views). We expect to add value by making judgments on country, industry and security selection. As a result, we expect the Fund to diverge from the Index on a country, industry, and security basis.

Q
    HOW DID THE PERFORMANCES OF THE NON-US MARKETS COMPARE TO THAT OF THE US STOCK MARKET FOR THE 12 MONTHS ENDING FEBRUARY 28, 1999?**

A
    Returns for stock markets around the world for the twelve month period ended February 28, 1999 varied considerably by country and by region and exhibited substantial volatility over the period. The US market ended the year up +19.7%, as measured by the S&P 500 Composite Stock Price Index, while non-U.S. markets overall returned +1.7% over the same period, as measured in U.S. Dollar terms by the MSCI All Country World Free ex-US index. Outside the U.S., European markets were relatively strong (+11.1%), as these markets benefited from declining interest rates, continued corporate restructuring, growing emphasis on shareholder value, and exuberance related to the introduction of the Euro on January 1, 1999. Within the major markets in Europe, Italy was the strongest performer, rising +25.8%, as the country continued along the path of increasing economic and political stability and benefited from interest rate declines related to EMU convergence. France also performed well, rising +21.7%. Germany (+10.6%) fared less well, especially later in the year, as investors worried about slowing demand for capital equipment and industrial goods. The U.K. (+6.3%) was relatively weak as its economy entered recession mid-year. The Japanese market declined -5.3% in an up and down year as investors questioned the ability of the government to effect much needed economic and regulatory change and the export oriented side of the economy was jolted by a sharply stronger Yen later in the year. The Pacific Basin ex-Japan returned -13.7% for the year in sympathy with sharp declines in Emerging Asia and amidst a weak commodity price environment. The Emerging Markets overall were down -27.1% in a very difficult environment as the aftershocks of the 1997 Asia crisis continued.

Q
    WHAT IS THE INVESTMENT APPROACH?***

A
    Wellington Management Company, LLP began managing the Fund in December of 1996, and the approach employed has been consistent since the Fund's inception. Currently, the Fund is invested in 24 countries and 140 equity names. The Fund's exposure by region is as follows: Europe: 73%, Japan: 16%, Pacific Basin ex
Japan: 6%, Latin America/Canada: 4%, Other Emerging: 1%, and cash: 0%. Going forward, we intend to continue to diversify across industries and countries to take full advantage of opportunities as we find them.

Q
    WHAT IS THE OUTLOOK FOR THE FUND AND OVERSEAS MARKETS IN THE YEAR AHEAD?#

EUROPE (73% OF PORTFOLIO)

As we head into the new fiscal year, the portfolio remains overweight in the European markets. We believe the fundamental case for owning European equities remains intact, although our enthusiasm in the short run is tempered by our near term outlook for somewhat slower growth. On the Continent, the ongoing theme of corporate restructuring will continue to accelerate, bolstered by the advent of the Euro currency area. This has been borne out in the two months since the introduction of the Euro on January 1, 1999, as there have been several significant deals announced recently, including Volvo's sale of its car division to Ford, Olivetti's bid for Telecom Italia, the fight over Gucci by luxury goods maker LVMH and comglomerate Pinault-Printemps-Redoute, and the merger agreement between French banks Paribas and Societe Generale followed by Banque Nationale de Paris's (BNP) bid for the other two. As of February 28, 1999, the Fund owned shares in Telecom Italia, Gucci, Paribas, and BNP. Changes of this sort, and the accompanying increase in attention to shareholder returns should provide a powerful tailwind to European equities for the foreseeable future.

Within Europe we have been reducing our overweight in the U.K., which paid off significantly in the last several months of the fiscal year. We had felt that the U.K. would rebound on the back of lower interest rates and that analysts' growth projections were too low. We were especially intrigued by names such as Orange, Vodafone, and Cable and Wireless Communications in the telecommunications sector. Now that stronger than consensus economic growth has come through, as we expected, and additional interest rate cuts are less likely, we are less optimistic about the U.K. market. The yield curve will likely remain inverted, stifling liquidity growth in the economy. We are also concerned that downward pressures on prices will put a crimp in U.K. profits as the costs of most goods and services now far exceed those on the Continent. Finally, the U.K. market's strong performance relative to other European markets has caused the valuation gap between U.K. and Continental markets to close significantly. As a result, we have been taking some profits in the UK., trimming or eliminating names like Orange, Allied Domecq, National Westminster Bank, Compass Group and Glaxo Welcome.

Among Continental European markets, we had been quite cautious on Germany, but are now reviewing this position. Our outlook for an upturn in world economic growth later this year will benefit Germany's relatively more industrially oriented economy and should help it recover from the sharp slowdown in the fourth quarter of 1998. The recent resignation of Finance Minister Oscar LaFontaine is also a positive for Germany and the rest of the EMU by helping to promote an environment which is more likely to be oriented toward business interests and economic growth. We recently purchased or added to Daimler Chrysler and Allianz, the leading global insurance and financial services company. We also added to French tire maker Michelin which we believe will also be a beneficiary of the renewed growth in Europe later this year. In light of our new outlook for stronger growth later this year we eliminated our holdings in consumer oriented names such as Groupe Danone and Carrefour.

JAPAN (16% OF THE PORTFOLIO)

In Japan, we remain cautious and underweight. The fundamentals are still poor, and fiscal 1999 will be another significant down year for corporate profits. Having said that, the substantial fiscal and monetary stimulus measures implemented by the Japanese government over the last six to nine months should provide at least a short-term boost to the Japanese economy. The latest effort to recapitalize the banking sector is also a major positive. The key question is whether the economy can enter a self-sustaining growth path once the effects of the latest stimulus efforts wear off later this year. Prior experience suggests that the stimulus package alone will not be enough to provide a long-term lift to the economy. We believe that Japan is still in need of substantial regulatory and corporate reform and, until evidence appears that such reforms gain serious momentum, the Japanese economy will be unlikely to break out of its current malaise. Recent announcements by companies such as Toshiba, Matsushita Electrical Industries and, after the end of the fiscal year, Sony, are significant positives as these companies are "trend setters" and provide some hope that Japan's corporations are beginning to address issues such as profitability and return on capital more aggressively. However, even many these announcements, which have been welcomed by analysts and heralded by the press, fall far short of what will be necessary for these companies to become as efficient users of assets and shareholder capital as the leading global firms.

DEVELOPED ASIA (6% OF THE PORTFOLIO)

With respect to Asia outside of Japan, we maintain a neutral to slightly overweight position, with an emphasis on Australia. We feel that the fairly strong Australian economy, weak Australian dollar, bottoming commodity prices, and the prospects for an uptick in Japan and the rest of Asia make the Australian market attractive. We have added to our natural resource holdings, such as Rio Tinto Ltd and WMC Ltd (no relation to Wellington Management Company,
LLP), and have maintained our holdings in the dominant banking and insurance franchises, such as AMP Limited and Australia & New Zealand Banking. Outside of Australia, we have little exposure to the region. Australia remains preferable over New Zealand, its sister market, although we do own Telecom of New Zealand, which yields 5% and is benefiting from the expansion of Internet and high value added data services. Hong Kong and Singapore have rallied strongly from their lows of last year and now look close to fully valued. Although we have a few select holdings in these two markets we do not plan to add to these significantly in the near future.

EMERGING MARKETS (3% OF THE PORTFOLIO)

Emerging Asia (1% of the Portfolio)

As with Hong Kong and Singapore, we are maintaining our cautious stance toward Emerging Asia. Although there have been some important steps forward in these countries over the last few months, such as the likely return to positive economic growth in South Korea, much more remains to be done before the region will be able to return to its previously strong economic growth. As many of these markets have rallied strongly in recent months, we plan to wait until additional substantive changes occur before we commit more of the portfolio to the region.

LATIN AMERICA (2% OF THE PORTFOLIO)

The devaluation of the Brazilian Real this past January finally lifted a significant cloud hanging over Brazil and the rest of the region. The Brazilian market rebounded strongly on the news, rising almost 30% in local currency terms by the end of February, although US dollar returns (-7.5%) were still negative as a result of the devaluation. We took advantage of market weakness post devaluation and bought several of the larger, more liquid bank and telecommunications stocks. While the market has rallied, we see significant longer term potential in the region. Meanwhile, the path to recovery will be uneven, causing us to tactically adjust our positions over time, although we anticipate retaining a degree of exposure to Latin America for some time to come.
  * Return figures for the Fund include change in share price, reinvestment of dividends and capital gain distributions. Performance figures do not reflect the maximum 5.75% front-end sales load. The Fund is currently waiving a portion of the advisory, administrative and/or shareholder servicing fee. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

    The Morgan Stanley Capital Index (MSCI) All Country World Free ex-U.S. Index is an unmanaged index generally representative of the international equity market as a whole (excluding the U.S.) and cannot be invested in directly.

    Lipper Inc., is an independent mutual fund performance monitor. Funds included in the Lipper International Funds Universe invest their assets in securities whose primary trading marets are outside the U.S.

 ** The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index generally representative of the U.S. equity market as a whole and cannot be invested in directly.

*** Portfolio characteristics are subject to change and may not be representative of current characteristics.

  # Portfolio holdings are subject to change and may not be representative of current holdings.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in international investments may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks associated with future political and economic developments.

PACIFIC HORIZON
INTERNATIONAL EQUITY FUND
(AS OF FEBRUARY 28, 1999)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

[INTERNATIONAL EQUITY FUND GRAPH]

                                    A SHARES            B SHARES            K SHARES             LIPPER             MSCI ALL
                                    --------            --------            --------          INTERNATIONAL       COUNTRY WORLD
                                                                                               EQUITY FUND        FREE EX-U.S.
                                                                                                 AVERAGE              INDEX
                                                                                              -------------       -------------
5/13/96                              9425.00            10000.00            10000.00            10000.00            10000.00
8/31/96                              9161.00             9720.00             9720.00             9807.00             9774.00
2/28/97                              9351.00             9921.00             9891.00            10528.00            10175.00
8/31/97                              9941.00            10548.00            10478.00            10493.00            10354.00
2/28/98                             10316.00            10945.00            10816.00            11982.00            11412.00
8/31/98                              9465.00            10021.00             9905.00            11041.00            10046.00
2/28/99                             10712.00            11289.00            11185.00            12169.00            11576.00

HOW PERFORMANCE COMPARES
The chart compares the Pacific Horizon International Equity Fund to the Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index, which is an unmanaged index typically used as a performance benchmark for international equity investments.

As illustrated, the Fund tracked the performance of other international equity funds. The average of inter- national equity funds as reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon International Equity Fund. An initial $10,000 investment in the Fund made on May 13, 1996 would now be worth $10,712 for A Shares.* The same investment made in the Lipper International Equity Fund Average would now be worth $12,169. Correspondingly, a $10,000 investment in B Shares for the same period would now be worth $11,289** and a $10,000 investment in K Shares for the same period would now be worth $11,185.***


                                  ----------------------------------------------


                                                         INTERNATIONAL EQUITY FUND
                                                          AGGREGATE TOTAL RETURN


                                     -----------------------------------------------------------------

                                                               A SHARES         B SHARES      K SHARES***

                                                            Without   With   Without   With
                                                             Sales   Sales    Sales   Sales
                                                             Load    Load*    Load    Load**

                                     -----------------------------------------------------------------

                                      1 Year                  3.84%  (2.10%)   3.14%  (0.86%)    3.41%

                                      ----------------------------------------------------------------

                                      Since Inception         4.68%   2.49%    4.43%   3.43%     4.08%

                                      (5/13/96)


                                      ------------------------------------------

Performance quoted is not annualized. Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions.


FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon International Equity Fund distributed a total Capital Gain Dividend of $0.020316 for the year ended February 28, 1999.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

The performance data quoted represents past performance and is not an indication of future results. The investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper International Equity Fund Average, nor the Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index may be invested in directly. The hypothetical investment in the Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

  * A share performance assumes the deduction of the maximum front-end sales charge of 5.75%.
 ** Average annual return figures assume the deduction of the maximum contingent deferred sales charge of 5.00%, however, the line graph does not. B shares were first offered on July 15, 1998. Performance results shown prior to July 15, 1998 are those of Class A shares without the sales charge. B shares have an ongoing 0.75% distribution and administrative services fee which does not apply to A sharers and which if reflected, would have lowered performance shown.

*** The inception date of the K Shares (the date K shares were initially funded) was July 22, 1996. The K shares did not commence operations until October 25, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge prior to such date. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

PACIFIC HORIZON
INTERNATIONAL EQUITY FUND
(AS OF FEBRUARY 28, 1999)

A WORLD OF INVESTMENT OPPORTUNITY

An investment in the Pacific Horizon International Equity Fund offers shareholders the potential to take advantage of the expanding universe of international equity investments.

As you can see on the chart below, stocks of companies headquartered outside the United States increasingly make up a larger portion of the world's capital markets.

U.S. versus non-U.S. securities, as a percent of the World's Capital Markets

[PIE CHART]

                  1970
                --------
Non-U.S.           34%
U.S.               66%

[PIE CHART]

                  1998
                --------
Non-U.S.           51%
U.S.               49%

Primary areas of investment opportunity currently include the countries in the adjacent table, which reflects the current largest country holdings of the MSCI All Country World Free ex-U.S. Index as of December 31, 1998.

        TOP TEN COUNTRIES IN MSCI+*
       ALL COUNTRY FREE EX-U.S. INDEX
              (AS OF 12/31/98)
           PERCENT OF NET ASSETS
          AS OF FEBRUARY 28, 1999
--------------------------------------------

                                    FUND
                                 ALLOCATION
                        MSCI        AS A
                       COUNTRY   PERCENT OF
                       WEIGHTS   NET ASSETS
--------------------------------------------
  United Kingdom       19.0%       24.1%
 ............................................
  Japan                18.7%       14.8%
 ............................................
  Germany               9.5%        7.2%
 ............................................
  France                8.4%       13.1%
 ............................................
  Switzerland           7.2%        4.8%
 ............................................
  Netherlands           5.8%        6.9%
 ............................................
  Italy                 4.7%        3.9%
 ............................................
  Canada                3.4%        1.5%
 ............................................
  Spain                 3.0%        2.9%
 ............................................
  Sweden                2.4%        3.8%
 ............................................
TOTAL                  82.1%       83.0%
--------------------------------------------

+ Calculation is based on investment securities and futures contracts.

* The composition of the Fund's holdings is subject to change.

The International Equity Fund employs a "blue-chip" approach to the world's markets. The Fund aims to select stocks from major industries in the 47 countries represented by the Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index. Fund managers will strive to add value by carefully screening stocks to select what they believe to be the best stocks in each industry, with a focus on stock of large, well-established companies.

Source: MSCI, 1998

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1999
--------------------------------------------------------------------------------

                                                                             VALUE
                        DESCRIPTION                            SHARES      (NOTE 2)
                        -----------                           ---------   -----------
COMMON STOCKS -- 97.6%
ARGENTINA -- 0.1%
 Banco de Galicia ADR.......................................      3,600   $    45,225
                                                                          -----------
AUSTRALIA -- 4.4%
 AMP Ltd.*..................................................     32,240       365,022
 Australia & New Zealand Bank Group Ltd. ...................     64,855       418,812
 Coles Myer Ltd. ...........................................     10,934        58,388
 News Corp. Ltd. ...........................................     32,362       227,068
 Pasminco Ltd. .............................................    213,872       172,639
 Rio Tinto Ltd. ............................................     11,935       149,209
 Telstra Corp. Ltd.*........................................     31,416       160,271
 WMC Ltd. ..................................................     80,368       249,515
                                                                          -----------
                                                                            1,800,924
                                                                          -----------
BRAZIL -- 1.0%
 Embratel Participacoes S.A. ADR*...........................      7,700       104,913
 Telesp Celular Participacoes S.A. ADR......................      6,300       132,300
 Telesp Participacoes S.A. .................................      6,700       109,475
 Uniao de Bancos Brasileiros S.A. GDR.......................      3,900        52,650
                                                                          -----------
                                                                              399,338
                                                                          -----------
CANADA -- 1.5%
 Canadian National Railway Co. .............................      5,000       241,563
 Newbridge Networks Corp.*..................................      5,200       126,766
 Seagram Co., Ltd. .........................................      5,600       259,700
                                                                          -----------
                                                                              628,029
                                                                          -----------
DENMARK -- 1.0%
 Unidanmark A/S.............................................      5,560       395,704
                                                                          -----------
FINLAND -- 1.7%
 Nokia Oyj -- A Shares......................................      4,940       675,665
                                                                          -----------
FRANCE -- 13.1%
 Alcatel....................................................      4,070       437,831
 Axa -- UAP.................................................      4,160       542,496
 Banque Nationale de Paris..................................      8,389       669,470
 Compagnie de Saint Gobain..................................      1,200       186,522
 Compagnie Generale des Etablissements Michelin.............      6,100       271,858
 Elf Aquitaine..............................................      2,590       270,091
 Establissements Economiques du Casino Guichard-Perrachon
 S.A........................................................      1,400       128,629
 Paribas....................................................      5,730       493,754
 Renault S.A. ..............................................      4,230       197,340

---------------
See Notes to Financial Statements.

                                                                             VALUE
                        DESCRIPTION                            SHARES      (NOTE 2)
                        -----------                           ---------   -----------
COMMON STOCKS -- (CONTINUED)
FRANCE -- (CONTINUED)
 Rhone-Poulenc..............................................      3,000   $   137,488
 STMicroelectronics N.V.*...................................      1,700       148,538
 Suez Lyonnaise des Eaux....................................      2,050       409,779
 Total S.A. ................................................      5,290       551,653
 Vivendi S.A. ..............................................      3,350       873,363
                                                                          -----------
                                                                            5,318,812
                                                                          -----------
GERMANY -- 7.2%
 Allianz AG.................................................      1,000       297,479
 Bayer AG...................................................      9,080       318,950
 DaimlerChrysler AG*........................................      3,290       307,335
 Hoechst AG.................................................     13,400       616,319
 Karstadt AG................................................        785       295,563
 Mannesmann AG..............................................      4,920       665,368
 Siemens AG.................................................      6,980       434,435
                                                                          -----------
                                                                            2,935,449
                                                                          -----------
HONG KONG -- 1.4%
 Cheung Kong Holdings Ltd. .................................     31,000       211,061
 China Telecom, Ltd.*.......................................     55,800        99,029
 China Telecom, Ltd. ADR*...................................      1,900        66,975
 Sun Hung Kai Properties....................................     26,000       177,019
                                                                          -----------
                                                                              554,084
                                                                          -----------
IRELAND -- 1.7%
 Allied Irish Banks PLC.....................................     39,197       681,311
                                                                          -----------
ITALY -- 3.9%
 Banca Commerciale Italiana.................................     52,500       327,913
 ENI SPA....................................................     70,200       404,560
 Telecom Italia SPA.........................................     82,044       863,678
                                                                          -----------
                                                                            1,596,151
                                                                          -----------
JAPAN -- 14.8%
 Asahi Bank, Ltd. ..........................................     34,000       149,010
 Bank of Tokyo -- Mitsubishi, Ltd.(c).......................     18,000       216,940
 Bridgestone Corp. .........................................      5,000       111,884
 Daiwa Securities Co., Ltd. ................................     59,000       243,658
 Eisai Co., Ltd. ...........................................     14,000       261,947
 Fuji Bank, Ltd. ...........................................     20,000        78,719
 Fuji Machine Manufacturing Co.(c)..........................      5,000       159,713
 Fuji Photo Film Co. .......................................      8,000       293,974
 Fujisawa Pharmaceutical Co., Ltd.(c).......................     21,000       269,734
 Hitachi, Ltd. .............................................     15,000        94,817
 Jafco Co., Ltd. ...........................................      2,000        67,762
 Mabuchi Motor..............................................      2,700       181,593
 Matsumotokiyoshi...........................................      9,200       374,513

---------------
See Notes to Financial Statements.

                                                                             VALUE
                        DESCRIPTION                            SHARES      (NOTE 2)
                        -----------                           ---------   -----------
COMMON STOCKS -- (CONTINUED)
JAPAN -- (CONTINUED)
 Matsushita Communication Industrial Co., Ltd. .............      3,000   $   155,246
 NEC Corp. .................................................     18,000       181,745
 Nichiei Co., Ltd. .........................................      3,000       209,608
 NTT Data Corp. ............................................         30       173,198
 NTT DoCoMo.................................................          8       324,989
 Olympus Optical Co., Ltd. .................................     37,000       402,275
 Rohm Co., Ltd.(c)..........................................      3,000       293,299
 Sakura Bank, Ltd. .........................................     38,000        82,630
 Sony Corp.(c)..............................................      6,700       507,088
 Takeda Chemical Industries.................................      6,000       206,321
 Takefuji Corp. ............................................      1,900       137,876
 Tokyo Style Co., Ltd. .....................................     10,000       103,835
 Toshiba Corp. .............................................     60,000       372,187
 Uni-Charm Corp. ...........................................      5,400       231,656
 Yamanouchi Pharmaceutical Co., Ltd. .......................      5,000       152,549
                                                                          -----------
                                                                            6,038,766
                                                                          -----------
MEXICO -- 0.9%
 Grupo Financiero Banamex Accival. S.A. de C.V. B Shares*...    115,100       175,743
 Fomento Economico Mexicano S.A. de C.V. ADR................      1,900        49,994
 Telefonos de Mexico S.A. ADR...............................      2,300       131,531
                                                                          -----------
                                                                              357,268
                                                                          -----------
NETHERLANDS -- 6.9%
 Gucci Group N.V. ADR.......................................      7,400       518,000
 ING Groep N.V. ............................................      8,020       448,984
 Koninklijke (Royal) Philips Electronics N.V. ..............      8,900       620,369
 Koninklijke Ahold N.V. ....................................      6,800       261,254
 Royal Dutch Petroleum......................................      4,100       180,024
 TNT Post Group N.V. .......................................     11,533       394,354
 Unilever N.V. .............................................      4,800       346,173
 United Pan Europe..........................................      1,000        37,267
                                                                          -----------
                                                                            2,806,425
                                                                          -----------
NEW ZEALAND -- 0.3%
 Telecom Corp. of New Zealand, Ltd. ADR.....................      3,100       124,000
                                                                          -----------
SINGAPORE -- 0.2%
 Overseas Chinese Banking Corp., Ltd. ......................     10,000        66,782
                                                                          -----------
SOUTH AFRICA -- 0.3%
 De Beers Consolidated Mines Ltd. ..........................      2,500        43,099
 Edgars Stores Ltd. ........................................        323         1,376
 Liberty Life Association of Africa Ltd. ...................      1,600        22,031
 South African Breweries Ltd. ..............................      4,419        64,198
                                                                          -----------
                                                                              130,704
                                                                          -----------

---------------
See Notes to Financial Statements.

                                                                             VALUE
                        DESCRIPTION                            SHARES      (NOTE 2)
                        -----------                           ---------   -----------
COMMON STOCKS -- (CONTINUED)
SOUTH KOREA -- 0.7%
 Korea Telecom Corp.*.......................................      4,490   $   132,113
 Samsung Electronics Co. ...................................      1,150        81,022
 SK Telecom Co., Ltd. ADR...................................      6,953        70,394
                                                                          -----------
                                                                              283,529
                                                                          -----------
SPAIN -- 2.9%
 Endesa S.A. ...............................................     25,860       685,255
 Telefonica S.A. ADR........................................      3,641       500,585
                                                                          -----------
                                                                            1,185,840
                                                                          -----------
SWEDEN -- 3.8%
 Ericsson, (L.M.) Telephone Co. Cl-B........................      7,260       191,844
 Hennes & Mauritz AB -- B...................................      1,950       150,073
 Nordbanken Holding AB......................................     69,590       420,320
 Pharmacia & Upjohn, Inc. Depository Share..................     14,800       779,470
                                                                          -----------
                                                                            1,541,707
                                                                          -----------
SWITZERLAND -- 4.8%
 Holderbank Financiere Glarus AG............................        210       218,542
 Nestle S.A. ...............................................        143       269,903
 Novartis AG Reg. Shares....................................        310       543,815
 Roche Holdings AG..........................................         20       253,268
 Swisscom AG Reg. Shares*...................................        960       379,612
 UBS AG.....................................................        860       267,663
                                                                          -----------
                                                                            1,932,803
                                                                          -----------
UNITED KINGDOM -- 24.1%
 Bank of Scotland...........................................     16,400       236,981
 Barclays PLC...............................................      8,800       234,866
 Billiton PLC...............................................     76,700       166,493
 BP Amoco PLC...............................................     44,559       634,599
 British Airways PLC........................................     39,600       292,296
 British American Tobacco PLC...............................     42,450       387,288
 British Telecommunications PLC.............................     18,407       318,765
 BTR Siebe PLC..............................................    110,000       463,899
 Cable & Wireless Communications PLC........................     17,400       205,437
 Cadbury Schweppes PLC......................................     18,300       280,560
 Compass Group PLC..........................................     16,900       208,874
 Diageo PLC.................................................     38,656       426,986
 Dixons Group PLC...........................................      7,500       141,356
 Glaxo Wellcome PLC.........................................      9,100       290,252
 Granada Group PLC..........................................     19,300       389,111
 HSBC Holdings PLC..........................................      7,100       207,010
 Imperial Chemical Industries PLC...........................      9,500        83,020
 National Westminster Bank PLC..............................     23,100       478,120
 Next PLC...................................................     38,100       441,902
 Orange PLC*................................................     11,100       160,662

---------------
See Notes to Financial Statements.

                                                                             VALUE
                        DESCRIPTION                            SHARES      (NOTE 2)
                        -----------                           ---------   -----------
COMMON STOCKS -- (CONTINUED)
UNITED KINGDOM -- (CONTINUED)
 Pearson PLC................................................      6,400   $   140,668
 Reckitt & Colman PLC.......................................     14,900       198,239
 Reed International PLC.....................................     14,500       139,548
 Rentokil Initial PLC.......................................     49,500       366,361
 Scottish Power PLC.........................................     38,500       355,568
 SmithKline Beecham PLC.....................................     69,253       975,192
 Standard Chartered Bank PLC................................     24,800       323,399
 Vodafone Group PLC.........................................     48,858       896,197
 Zeneca Group PLC...........................................      8,100       336,862
                                                                          -----------
                                                                            9,780,511
                                                                          -----------
UNITED STATES -- 0.9%
 Schlumberger Ltd. .........................................      7,500       364,219
                                                                          -----------
 Total Common Stocks (Cost $35,878,583).....................               39,643,246
                                                                          -----------

                                                                   MATURITY   PRINCIPAL
                                                           RATE      DATE      AMOUNT
                                                           -----   --------   ---------
U. S. TREASURY OBLIGATIONS -- 0.1%
 U.S. Treasury Bills (b) (Cost $29,786)..................  4.355%  04/29/99   $ 30,000         29,773
                                                                                          -----------
REPURCHASE AGREEMENT -- 1.6%
 Warburg Dillon Read, dated 2/26/99, with a maturity
 value of $667,263 (Collateralized by $569,000 U.S.
 Treasury Bond, 7.50%, 11/15/16, market value --
 $672,843)
 (Cost $667,000; Note 2).................................   4.74%  03/01/99    667,000        667,000
                                                                                          -----------
TOTAL INVESTMENTS -- 99.3% (COST $36,575,369)(a).........                                  40,340,019
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%............                                     279,958
                                                                                          -----------
NET ASSETS -- 100.0%.....................................                                 $40,619,977
                                                                                          ===========

---------------
Percentages indicated are based on net assets of $40,619,977.
(a) Represents cost for Federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.....................................  $ 4,958,096
Unrealized depreciation.....................................   (1,193,446)
                                                              -----------
Net unrealized appreciation.................................  $ 3,764,650
                                                              ===========

(b) Segregated as collateral for futures contracts.

(c) Segregated as collateral for forward foreign currency exchange contracts.

* Non-income producing securities.

ADR -- American Depositary Receipt.

GDR -- Global Depositary Receipt.

PLC -- Public Limited Company.

See Notes to Financial Statements.

The following is a breakdown of the common stock portion of the Portfolio, by industry classification, as of February 28, 1999 (Unaudited). Percentages are based on total common stock value.
--------------------------------------------------------------------------------

              INDUSTRY
              --------
Automobile                               1.6%
Banking                                 13.5%
Beverages & Tobacco                      2.9%
Building Materials & Components          1.0%
Chemicals                                6.5%
Computer Software                        0.3%
Electrical & Electronics                 9.5%
Energy                                   3.0%
Financial Services                       3.2%
Food & Household Products                2.6%
Forest Products & Paper                  0.6%
Health & Personal Care                   9.7%
Insurance                                3.1%
Leisure & Tourism                        1.2%
Machinery & Equipment                    3.1%
Merchandising                            0.7%
Metals-Non Ferrous                       1.9%
Multi-Industry                           7.4%
Real Estate                              1.0%
Recreational/Other Consumer Goods        2.1%
Retail                                   5.5%
Telecommunications                      16.3%
Transportation                           2.3%
Utilities -- Electric & Gas              1.0%
                                        -----
TOTAL COMMON STOCKS                    100.0%
                                        =====

---------------
See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1999
--------------------------------------------------------------------------------

ASSETS:
 Investments in securities, at value (cost $36,575,369).....    $40,340,019
 Cash.......................................................            489
 Interest and dividend receivable...........................        115,324
 Receivable from investment adviser.........................         12,494
 Receivable for capital shares sold.........................         40,424
 Receivable for investment securities sold..................      1,034,451
 Unrealized appreciation on forward currency contracts......        106,276
 Deferred organization costs................................         28,717
                                                                -----------
Total Assets................................................     41,678,194
                                                                -----------
LIABILITIES:
 Payable for capital shares redeemed........................         51,675
 Payable for investment securities purchased................        988,893
 Unrealized depreciation on forward currency contracts......          4,147
 Net payable for variation margin on futures contracts......          2,242
 Other accrued expenses.....................................         11,260
                                                                -----------
Total Liabilities...........................................      1,058,217
                                                                -----------
NET ASSETS..................................................    $40,619,977
                                                                ===========
Net Assets
 A Shares...................................................    $39,401,830
 B Shares...................................................        290,891
 K Shares...................................................        927,256
                                                                -----------
Total.......................................................    $40,619,977
                                                                ===========
Shares Outstanding ($0.001 par value, 300 million shares
 authorized):
 A Shares...................................................      3,633,155
 B Shares...................................................         27,034
 K Shares...................................................         86,668
                                                                -----------
Total.......................................................      3,746,857
                                                                ===========
Net Asset Value
A Shares -- Net asset value and redemption price per
 share......................................................         $10.85
                                                                      -----
                                                                      -----
 Maximum Sales Charge (A Shares)............................           5.75%
 Maximum Offering Price (A Shares)
   (Net Asset Value of A Shares/(100% -- Maximum Sales
     Charge))...............................................         $11.51
                                                                      -----
                                                                      -----
B Shares -- Net asset value, offering and redemption price
 per share..................................................         $10.76
                                                                      -----
                                                                      -----
K Shares -- Net asset value, offering and redemption price
 per share..................................................         $10.70
                                                                      -----
                                                                      -----
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................         $3,747
 Additional paid-in capital.................................     38,587,660
 Distributions in excess of net investment income...........       (103,604)
 Accumulated net realized losses on investments and foreign
   currency
   transactions, forward currency contracts and futures
     contracts..............................................     (1,740,630)
 Net unrealized appreciation on investments, forward
   currency contracts, futures contracts and foreign
   currency translations....................................      3,872,804
                                                                -----------
NET ASSETS, FEBRUARY 28, 1999...............................    $40,619,977
                                                                ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign withholding tax of $59,171).....  $ 764,953
  Interest..................................................    113,140
                                                              ---------
                                                                878,093
                                                              ---------
EXPENSES:
  Investment advisory fees..................................    328,642
  Administration fees.......................................     87,638
  Shareholder service fees (A shares).......................    107,387
  Shareholder service fees (B shares).......................        256
  Shareholder service fees (K shares).......................      1,904
  Custodian and fund accounting fees........................    223,123
  Distribution fees (B shares)..............................        769
  Distribution fees (K shares)..............................      5,713
  Reports to shareholders...................................     48,652
  Transfer agent fees.......................................     38,508
  Audit fees................................................     18,710
  Legal fees................................................      1,291
  Organizational expense....................................      3,441
  Directors fees............................................        976
  Other expenses............................................     32,353
                                                              ---------
    Total Expenses..........................................    899,363
  Less: Fee waivers and expense reimbursements..............   (378,144)
                                                              ---------
Total Net Expenses..........................................    521,219
                                                              ---------
NET INVESTMENT INCOME.......................................    356,874
                                                              ---------
NET REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment and foreign currency
    transactions, forward currency contracts and futures
    contracts...............................................    188,214
  Net change in unrealized appreciation on investments,
    forward currency contracts, futures contracts and
    foreign currency translations...........................    439,518
                                                              ---------
  Net realized/unrealized gains on investments..............    627,732
                                                              ---------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $ 984,606
                                                              =========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 YEAR ENDED
                                                        ----------------------------
                                                        FEBRUARY 28,    FEBRUARY 28,
                                                            1999            1998
                                                        ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...............................  $   356,874     $   324,762
  Net realized gains (losses) on investment and
    foreign currency transactions, forward currency
    contracts and futures contracts...................      188,214      (1,317,018)
  Net change in unrealized appreciation on
    investments, forward currency contracts, futures
    contracts and foreign currency translations.......      439,518       3,437,500
                                                        -----------     -----------
Change in net assets resulting from operations........      984,606       2,445,244
                                                        -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A Shares....................................     (308,733)       (293,996)
    Class B Shares(a).................................       (1,969)             --
    Class K Shares....................................       (7,253)         (3,725)
  Net realized gains on investment transactions:
    Class A Shares....................................      (85,216)       (930,184)
    Class B Shares(a).................................         (239)             --
    Class K Shares....................................       (1,445)        (11,071)
                                                        -----------     -----------
Change in net assets from shareholder distributions...     (404,855)     (1,238,976)
                                                        -----------     -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.........................   15,652,352      32,932,837
  Dividends reinvested................................      252,717         685,188
  Cost of shares redeemed.............................  (18,066,597)     (8,956,017)
                                                        -----------     -----------
Change in net assets from capital share
  transactions........................................   (2,161,528)     24,662,008
                                                        -----------     -----------
Change in net assets..................................   (1,581,777)     25,868,276
NET ASSETS:
  Beginning of Year...................................   42,201,754      16,333,478
                                                        -----------     -----------
  End of Year (including distributions in excess of
    net investment income of $103,604 and $84,161,
    respectively).....................................  $40,619,977     $42,201,754
                                                        ===========     ===========

---------------

(a) Period from July 15, 1998 (inception date) to February 28, 1999.

See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1999, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon International Equity Fund ("the Fund"). The Fund commenced operations on May 13, 1996. The Fund offers A Shares, K Shares and effective July 15, 1998, B Shares. A Shares have a Shareholder Services Plan, B Shares have a Distribution and Services plan, and K Shares have a Distribution Plan and Administrative and Shareholder Services Plan. B Shares of the Fund held for 9 years will automatically convert into A Shares of the Fund.

The investment objectives of the Fund is as follows:

    The Fund seeks to achieve its investment objective of long-term capital growth by investing primarily in foreign equity securities.

Adviser and Administrator

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation ("BankAmerica"), serves as the Fund's investment adviser and administrator.

    On October 1, 1998, BankAmerica, the Adviser's and Administrator's parent company, completed its merger with NationsBank Corporation. The combined company operates under the name BankAmerica. BankAmerica continues to serve the Fund on substantially identical terms as described in Note 3.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Fund, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Fund's prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    Furthermore, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with PFPC under which PFPC has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Fund. The Fund bears all fees and expenses charged by PFPC for these services.

Distributor and Transfer Agent

    Provident Distributors, Inc. ("PDI"), serves as principal underwriter and distributor of shares of the Fund. PFPC serves as the Fund's transfer agent and dividend disbursing agent.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The securities of the Fund for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sale price as quoted by their principal exchange on the date of valuation or, if none is available, at the mean between the current quoted bid and ask prices on the date of valuation as provided by investment dealers. Securities for which no market valuations are available are valued in good faith as determined by the Fund's Board of Directors. Short-term debt securities with less than 60 days to maturity are valued at amortized cost, which approximates market value. Trading in foreign securities is generally completed prior to the end of regular trading on the New York Stock Exchange (the "Exchange"). Trading may occur in foreign securities on Saturdays and U.S. holidays and at other times when the Exchange is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of net asset value per share of the Fund on days when net asset value is not calculated and on days which shareholders of the Fund cannot redeem.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Fund records security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized by the Fund on a straight line basis over five years.

REPURCHASE AGREEMENTS:

    The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Fund's net investment income, if any, is declared and paid as a dividend at least annually to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Fund can be offset by capital loss carryovers of the Fund, such gains will not be distributed. Dividends and distributions are recorded by the Fund on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1999, the following reclassifications in the Fund's Statement of Assets and Liabilities have been made to increase (decrease) such accounts primarily due to reclassification of foreign currency losses:

                         DISTRIBUTIONS IN EXCESS OF     ACCUMULATED NET REALIZED
                            NET INVESTMENT INCOME      GAIN/(LOSS) ON INVESTMENTS
                         ---------------------------   --------------------------
                                  $ 58,362                     $(235,107)

FEDERAL INCOME TAXES:

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute annually all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

    At February 28, 1999, the Fund had a capital loss carryover of $1,484,107 due to expire February 28, 2007.

    Capital and currency losses incurred after October 31 for the Fund are deemed to arise on the first business day of the following fiscal year for tax purposes.

FOREIGN CURRENCY TRANSLATION:

    The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Any resulting gain or loss on such translation is reported in the Fund's statement of operations. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

    Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding recorded versus amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

    The Fund may enter into forward foreign currency exchange contracts in connection with purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The objective of the Fund's forward foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Statement of Assets and Liabilities and the Statement of Operations. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or by delivery or receipt of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    The Fund had the following outstanding forward foreign currency exchange contracts at February 28, 1999:

                                                VALUE AT
        FORWARD FOREIGN           SETTLEMENT   SETTLEMENT    CURRENT     UNREALIZED
       CURRENCY CONTRACTS            DATE         DATE        VALUE      GAIN/(LOSS)
       ------------------         ----------   ----------   ----------   -----------
Purchase Contracts:
  Australian Dollar.............   03/01/99    $       58   $       57    $     (1)
  Australian Dollar.............   03/02/99           119          118          (1)
  European Currency Unit........   03/01/99       420,332      420,291         (41)
  European Currency Unit........   03/31/99       106,970      106,500        (470)
  Swiss Franc...................   03/01/99        57,677       57,700          23
  UK Pounds.....................   03/04/99        15,506       15,474         (32)
                                               ----------   ----------    --------
                                               $  600,662   $  600,140    $   (522)
                                               ==========   ==========    ========
Sale Contracts:
  European Currency Unit........   03/31/99    $   16,323   $   16,258    $     65
  Japanese Yen..................   03/01/99        47,592       48,850      (1,258)
  Japanese Yen..................   04/16/99     1,180,882    1,074,958     105,924
  UK Pounds.....................   03/02/99        39,237       38,973         264
  UK Pounds.....................   03/03/99       645,088      647,432      (2,344)
                                               ----------   ----------    --------
                                               $1,929,122   $1,826,471    $102,651
                                               ==========   ==========    ========

FUTURES:

    A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marked to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Such unrealized gains and losses are included in the caption "Net unrealized appreciation on investments, forward currency contracts, futures contracts and foreign currency translations" in the Statement of Assets and Liabilities. The Fund agrees to receive from or pay to the broker an amount of "variation margin" and are included as a payable or receivable in the Statement of Assets and Liabilities. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Such gains or losses are included in the caption "Accumulated net realized losses on investments and foreign currency transactions, forward currency contracts and futures contracts" in the Statement and Assets and Liabilities. The Fund enters into futures contracts to hedge a portion of its portfolio.

    The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

    The Fund had the following open futures contracts at February 28, 1999:

                                             NUMBER      CONTRACT   EXPIRATION   UNREALIZED
                                          OF CONTRACTS    VALUE        DATE      GAIN/(LOSS)
                                          ------------   --------   ----------   -----------
Purchased:
TOPIX Index (Japan).....................       4          $8,024     03/19/99      $(2,242)

    The aggregate market value of cash or eligible securities pledged to cover margin requirements for open futures positions at February 28, 1999 was $29,786.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Fund has an Investment Advisory and Administration Agreement with Bank of America. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Fund, which is accrued daily and payable monthly, at an annual rate of 0.75% of the Fund's average daily net assets. For the year ended February 28, 1999, Bank of America agreed to waive $309,519 of its advisory fees for the Fund. Pursuant to the terms of the Administration Agreement, Bank of America is entitled to a fee from the Fund, which is accrued daily and payable monthly, at an annual rate of 0.20% of the Fund's average daily net assets. For the year ended February 28, 1999, Bank of America agreed to waive $32,201 of its administration fee for the Fund. For the same period, Bank of America reimbursed $34,541 for operating expenses of the Fund.

    For the year ended February 28, 1999, PDI advised the Fund that it retained $802 from commissions earned on sales of the Fund's shares. For the same period, Bank of America and its affiliates advised the Fund that they retained $448 from commissions earned on sales of shares of the Fund.

    The Fund has a Shareholder Service Plan (the "Plan") under which the Fund pays PDI for shareholder servicing expenses incurred in connection with A Shares of the Fund. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of the Fund's average daily net assets for A Shares. For the year ended February 28, 1999, the Fund incurred charges of $107,387, pursuant to the Plan. The Fund was advised that of these amounts PDI retained $1,073 and affiliates of Bank of America retained $72,463. The Plan provides that if, in any month, the fees paid to PDI are less than the costs incurred by PDI, the excess costs will be included in future computations of the fee, provided that any excess cost will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred.

    The Fund has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act, under which the B Shares of the Fund pay Bank of America for costs incurred in connection with distribution of the B Shares and for shareholder servicing fees to Service Organizations. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund's B Shares. For the period ended February 28, 1999, the Fund incurred charges of $1,025, pursuant to the Plan. The Fund was advised that of this amount, affiliates of Bank of America retained $1,020.

    The Fund has a Distribution Plan and an Administrative and Shareholder Services Plan (the "Administrative Plan") with respect to K Shares of the Fund. Under the Distribution Plan, the Fund pays PDI for expenses primarily intended to result in the sale of the Fund's K Shares. Under the Distribution Plan, payments by the Fund for distribution expenses may not exceed 0.75% of the average daily net assets of the Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. Under the Administrative Plan, the Fund pays for expenses incurred in connection with shareholder services provided by PDI and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75%, respectively, of the average daily net assets of the Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of the Fund's K Shares. For the year ended February 28, 1999, the Fund incurred charges of $7,617, pursuant to the Distribution and the Administration Plans. PDI waived $1,883 and retained $25 of the distribution and administrative servicing fees for the year ended February 28, 1999.

    For the year ended February 28, 1999, PFPC earned $38,508 from the Fund for transfer agency and dividend disbursing agency services performed.

    A partner of Drinker Biddle & Reath LLP ("DBR") serves as Secretary of the Company. Legal fees earned by DBR are stated in the statement of operations.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $60,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives an annual retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $40,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director should be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $676 for the Fund, for the year ended February 28, 1999. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the year ended February 28, 1999, the cost of purchases and the proceeds from the sales of the Fund's portfolio securities (excluding short-term investments) amounted to $63,452,234 and $61,405,490, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in capital shares for the Fund are summarized below:

                                               YEAR ENDED                 YEAR ENDED
                                            FEBRUARY 28, 1999          FEBRUARY 28, 1998
                                        -------------------------   -----------------------
                                          SHARES        AMOUNT       SHARES       AMOUNT
                                        ----------   ------------   ---------   -----------
A Shares
  Issued..............................   1,358,264   $ 14,783,487   3,093,208   $32,373,676
  Reinvested..........................      22,660        241,865      68,417       671,344
  Redeemed............................  (1,695,627)   (17,823,679)   (849,866)   (8,810,729)
                                        ----------   ------------   ---------   -----------
  Net increase........................    (314,703)  $ (2,798,327)  2,311,759   $24,234,291
                                        ==========   ============   =========   ===========
B Shares (a)
  Issued..............................      29,492   $    315,104          --            --
  Reinvested..........................         203          2,167          --            --
  Redeemed............................      (2,661)       (26,897)         --            --
                                        ----------   ------------   ---------   -----------
  Net increase........................      27,034   $    290,374          --            --
                                        ==========   ============   =========   ===========
K Shares
  Issued..............................      52,628   $    553,761      53,867   $   559,161
  Reinvested..........................         822          8,685       1,423        13,844
  Redeemed............................     (20,248)      (216,021)    (13,574)     (145,288)
                                        ----------   ------------   ---------   -----------
  Net increase........................      33,202   $    346,425      41,716   $   427,717
                                        ==========   ============   =========   ===========

---------------
(a) Period from July 15, 1998 (inception date) to February 28, 1999.

NOTE 7 -- PROPOSED REORGANIZATION

    The Board of Directors of the Pacific Horizon Funds, Inc. has approved an Agreement and Plan of Reorganization ("Agreement") between Pacific Horizon Funds, Inc. and the Nations Fund, Inc. The Agreement, which is part of a broader reorganization of Pacific Horizon Funds, Inc. into the Nations family of funds, provides for the transfer of all the assets of the Pacific Horizon International Equity Fund ("Fund") to the Nations International Equity Fund in exchange solely for the number of shares of the Nations International Equity Fund Investor A Shares, Investor B Shares and Investor C Shares, having the same aggregate net asset value as the outstanding shares of Class A, Class B and Class K of the Fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by the Nations International Equity Fund of all of the liabilities of the Fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority of the outstanding shares of the Fund and a majority of outstanding shares of all the funds of Pacific Horizon Funds, Inc. A Special Meeting of Shareholders ("Meeting") of the Fund is scheduled to be held on May 3, 1999, to vote on the Agreement. A detailed description of the proposed transaction and voting information was sent to shareholders of the Fund on or about February 12, 1999. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about May 14, 1999.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                        YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                       FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                                         1999(b)          1998         1997(a)
                                                       ------------   ------------   ------------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.......    $ 10.55        $  9.91        $ 10.00
                                                         -------        -------        -------
Income from Investment Operations:
 Net investment income (loss)........................       0.09           0.07          (0.01)
 Net realized and unrealized gains (losses) on
   investment transactions, forward contracts,
   foreign currency transactions and futures
   contracts.........................................       0.31           0.92          (0.07)
                                                         -------        -------        -------
Total income (loss) from investment operations.......       0.40           0.99          (0.08)
                                                         -------        -------        -------
Less: Dividends and Distributions:
 Dividends to shareholders from net investment
   income............................................      (0.08)         (0.08)            --
 Distributions to shareholders from net realized
   gains on investment transactions..................      (0.02)         (0.27)         (0.01)
                                                         -------        -------        -------
Total Dividends and Distributions....................      (0.10)         (0.35)         (0.01)
                                                         -------        -------        -------
Net change in net asset value per share..............       0.30           0.64          (0.09)
                                                         -------        -------        -------
NET ASSET VALUE PER SHARE, END OF PERIOD.............    $ 10.85        $ 10.55        $  9.91
                                                         =======        =======        =======
Total return (excludes sales charge).................       3.84%         10.32%         (0.79%)(d)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (000)...................    $39,402        $41,643        $16,217
 Ratio of expenses to average net assets.............       1.18%          1.22%          0.92% (c)
 Ratio of net investment income to average
   net assets........................................       0.83%          1.05%          0.40% (c)
 Ratio of expenses to average net assets*............       2.04%          2.57%          3.92% (c)
 Ratio of net investment income (loss) to average net
   assets*...........................................      (0.03%)        (0.30%)        (2.61%)(c)
 Portfolio turnover rate.............................        152%            79%           114%

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from May 13, 1996 (inception date of Fund) to
     February 28, 1997.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Adviser, merged with NationsBank Corporation.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                               1999(a)(b)
                                                              ------------
B SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............     $11.64
                                                                 ------
Income from Investment Operations:
  Net investment loss.......................................      (0.02)
  Net realized and unrealized losses on investment
    transactions, forward contracts, foreign currency
    transactions and futures contracts......................      (0.74)
                                                                 ------
Total income (loss) from investment operations..............      (0.76)
                                                                 ------
Less: Dividends and Distributions:
  Dividends to shareholders from net investment income......      (0.10)
  Distributions to shareholders from net realized gains on
    investment transactions.................................      (0.02)
                                                                 ------
Total Dividends and Distributions...........................      (0.12)
                                                                 ------
Net change in net asset value per share.....................      (0.88)
                                                                 ------
NET ASSET VALUE PER SHARE, END OF PERIOD....................     $10.76
                                                                 ======
Total return................................................      (6.52%)(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000).........................     $  291
  Ratio of expenses to average net assets...................       1.97% (c)
  Ratio of net investment loss to average net assets........      (1.22%)(c)
  Ratio of expenses to average net assets*..................       3.02% (c)
  Ratio of net investment loss to average net assets*.......      (2.27%)(c)
  Portfolio turnover rate...................................        152%

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 15, 1998 (inception date) to February 28,
     1999.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Adviser, merged with NationsBank Corporation.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                       YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                      FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                                        1999(b)          1998         1997(a)
                                                      ------------   ------------   ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
 PERIOD............................................      $10.45         $ 9.88         $ 9.82
                                                         ------         ------         ------
Income from Investment Operations:
 Net investment income (loss)......................        0.03           0.03          (0.01)
 Net realized and unrealized gains on investment
   transactions, forward contracts, foreign
   currency transactions and futures contracts.....        0.32           0.87           0.08
                                                         ------         ------         ------
Total income from investment operations............        0.35           0.90           0.07
                                                         ------         ------         ------
Less: Dividends and Distributions:
 Dividends to shareholders from net investment
   income..........................................       (0.08)         (0.06)            --
 Distributions to shareholders from net realized
   gains on investment transactions................       (0.02)         (0.27)         (0.01)
                                                         ------         ------         ------
Total Dividends and Distributions..................       (0.10)         (0.33)         (0.01)
                                                         ------         ------         ------
Net change in net asset value per share............        0.25           0.57           0.06
                                                         ------         ------         ------
NET ASSET VALUE PER SHARE, END OF PERIOD...........      $10.70         $10.45         $ 9.88
                                                         ======         ======         ======
Total return.......................................        3.41%          9.35%          0.72% (d)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (000).................      $  927         $  559         $  116
 Ratio of expenses to average net assets...........        1.69%          1.72%          1.49% (c)
 Ratio of net investment income (loss) to average
   net assets......................................        0.09%          0.48%         (0.31%)(c)
 Ratio of expenses to average net assets*..........        2.83%          3.30%          3.53% (c)
 Ratio of net investment loss to average net
   assets*.........................................       (1.05%)        (1.10%)        (2.34%)(c)
 Portfolio turnover rate...........................         152%            79%           114%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Adviser, merged with NationsBank Corporation.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon International Equity Fund (one of the portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Fund") at February 28, 1999 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As explained in Note 7, the Board of Directors of the Pacific Horizon Funds, Inc. has approved an agreement and plan of reorganization between Pacific Horizon Funds, Inc. and Nations Fund, Inc. A Special Meeting of Shareholders of the Fund is scheduled to be held on May 3, 1999 to seek approval of the merger of the Pacific Horizon International Equity Fund and the Nations International Equity Fund.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
April 22, 1999

For more information, complete the following form and mail it to:

                          Pacific Horizon Funds, Inc.
                                 P.O. Box 8968
                           Wilmington, DE 19899-8968

 ...............................................................................
First Name                                  Last Name

 ...............................................................................
Street Address

 ...............................................................................
City                             State                   Zip Code

 ...............................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ...............................................................................
 Name of Broker

 ...............................................................................
 Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

 Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund      [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund         [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                 [ ] Short-Term Government Fund
       [ ] Capital Income Fund            [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund          [ ] California Municipal Bond Fund
       [ ] Flexible Income Fund
                              Money Market Funds
       [ ] Prime Fund                     [ ] Treasury Only Fund
       [ ] Treasury Fund                  [ ] Tax-Exempt Money Fund
       [ ] Government Fund                [ ] California Tax-Exempt Money Market Fund

Additional Comments:

 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                  New York, NY
                                Permit No. 8048
                          [PACIFIC HORIZON FUNDS LOGO]

                    Provident Distributor, Inc., Distributor
PHF-4009 4/99

                        PACIFIC   HORIZON INCOME   FUND

                          PACIFIC HORIZON INCOME FUND
                                 ANNUAL REPORT
                               February 28, 1999

                           Short-Term Government Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
      --------------------------------------------------------------------------

          ..................................

                                                                        Contents

                                      FUND FACTS                       2-3
                                      UNDERSTANDING YOUR SHAREHOLDER
                                        REPORT                         4-6
                                      ECONOMIC REVIEW FROM THE
                                        INVESTMENT ADVISER             8-9
                                      FUND OVERVIEW AND INTERVIEW WITH
                                        YOUR INVESTMENT MANAGER        10-13
                                      PACIFIC HORIZON SHORT-TERM
                                        GOVERNMENT FUND
                                      PORTFOLIO OF INVESTMENTS         14-15
                                      STATEMENT OF ASSETS
                                        AND LIABILITIES                16
                                      STATEMENT OF OPERATIONS          17
                                      STATEMENTS OF CHANGES
                                        IN NET ASSETS                  18
                                      NOTES TO FINANCIAL STATEMENTS    19-24
                                      FINANCIAL HIGHLIGHTS             25
                                      REPORT OF INDEPENDENT
                                           ACCOUNTANTS                    26

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value, but offer no growth potential.

---------------------------------------------------------------------------
            FUND NAME                        INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ...........................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ...........................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ...........................................................................
 Capital Income                     Total Investment Return
 ...........................................................................
 Asset Allocation                   Long-Term Growth
 ...........................................................................
 Flexible Income                    High Current Income
 (formerly Corporate Bond)
 ...........................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ...........................................................................
 U.S. Government Securities         High Level of Current Income
 ...........................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ...........................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ...........................................................................
 California Municipal Bond*         High Level of Federal and California
 (formerly California Tax-Exempt    Tax-Free Current Income
 Bond)
 ...........................................................................
 Money Market Funds+                Current Income, Stable Share Price and
 - Prime                            Daily Liquidity
 - Treasury
 - Government
 - Treasury Only
 ...........................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                 Federal Tax-Free Current Income, Stable
                                    Share Price and Daily Liquidity
 - California Tax-Exempt Money      Federal and California Tax-Free Current
   Market                           Income, Stable Share Price and Daily
                                    Liquidity

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy                          [GRAPHIC]
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.


                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.

[GRAPHIC]

The Financial Statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

[GRAPHIC]

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

[GRAPHIC]                         NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

[GRAPHIC]

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

[GRAPHIC]

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The past 12 months will be remembered as the one of the most volatile periods in financial market history. The crisis in Asia, the Russian default and the devaluation of the Brazilian Real caused dramatic swings in equity valuations, interest rates, and spreads and commodity prices. The Federal Reserve, in order to calm the markets and restore liquidity, lowered short term interest rates by 0.75%. The Dow Jones Industrial Average* after dropping to 7,539, rebounded to close the period at 9,306. The yield on the benchmark 10-year U.S. Treasury Note which was at 5.16% on 3/19/99, fluctuated over a 1.2% range with a high of 5.81% on 4/29/98 and low of 4.16% on 10/5/98. Spreads on 10-year "A" rated finance debt over 10-year U.S. Treasuries started the period at a spread of 0.75% and widened to as much as 1.45% only to end the period at 1.05% over comparable maturity U.S. Treasury notes. International turmoil and the Asian recession also took its toll on commodities. Demand for oil all but evaporated and crude oil prices declined from almost $18.00 a barrel to just under $11.50 a barrel only to rebound to $15.00 on strong U.S. growth and expectations of and a quick recovery in Asia.

Throughout this turmoil, the U.S. remained an "oasis of prosperity" with the U.S. Gross Domestic Product growing at an estimated 4.3% for 1998. The U.S. consumer, unfazed by the recent volatility, continued to spend, pushing the economy through its ninth year of expansion.

Unemployment remained near historical lows and there was continued strength in real disposable income that translated into a high level of consumer confidence. At the same time, the industrial side of the economy, burdened by slower exports as well as the effects of the strong dollar, remained sluggish.

Inflation, as measured by the Consumer Price Index (CPI), remained benign over the past year, increasing only 1.6% in 1998. Huge declines in commodities and weakness on the manufacturing side of the economy offset relatively full employment and money supply growth.

Despite turmoil abroad, the U.S. equity markets, as tracked by the Standard & Poor's 500 Composite Stock Price Index**, posted a solid return of 18.01%. Unfortunately, the Russell 2000*** proved that not all stocks are created equal with a negative return of (15.06%) over the same period. While an era of consolidation and low inflation should bode well for large cap stocks, we doubt that this can continue.

The fixed income markets also put in a strong performance for the past 12 months, with the benchmark Salomon Smith Barney Broad Investment-Grade (BIG) Index# posting a positive return of 6.31%. The top performing sector for the period was U.S. agency debt which outperformed comparable maturity U.S. Treasuries by 0.44% followed by U.S. agency mortgage-backed securities which outperformed by 0.28%. The worst performing sector was U.S. corporate bonds which underperformed U.S. Treasuries by 0.60% with "AA", "A", and "BBB" rated corporate debt underperforming by 0.03%, 0.27%, and 1.61% respectively.

OUTLOOK FOR 1999

While the consensus of Wall Street economists is for a growth rate of 3.5% in 1999, we believe the risk is faster than anticipated growth because of the momentum of the U.S. economy. The wildcard over the next year is the timing of Asia's economic turnaround.

Asia remains a big question mark, with many economists calling for a "v" shaped recovery. Although we believe the Asian economies have bottomed, we suspect that the recovery in the region will be slower than anticipated. While Korea has recently shown strength in industrial production and exports, Japan, which constitutes two-thirds of the region's GDP, continues to show signs of weakness. If Japan chooses to monetize their debt by printing currency, they may cause another round of devaluations in the region. China has stated their intentions to maintain the value of the Yuan, but if they fail to meet their growth targets and the Yen declines substantially in value, all bets are off.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management

---------------
  * The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

 ** The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization-weighted index consisting of 500 common stocks that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unavailable for investment.

*** The Russell 2000 Growth Index is a widely used unmanaged index which measures the performance of small-cap stocks and cannot be invested in directly.

  # The BIG Index is market-capitalization weighted and includes fixed-rate
    Treasury, Government-sponsored, mortgage and investment-grade corporates with a maturity of one year or longer. The minimum amount outstanding for US Treasury and mortgage issues is $1 billion for both entry and exit. For Government sponsored and corporate issues the entry and exit amounts are $100 million.

PACIFIC HORIZON
SHORT-TERM GOVERNMENT FUND

[KIRK HARTMAN PHOTO]

KIRK HARTMAN
Chief Investment Officer
Bank of America NT&SA

The Pacific Horizon Income Funds are managed by a Bank of America NT&SA investment team led by Kirk Hartman, Chief Investment Officer.

GOAL:

The Pacific Horizon Short-Term Government Fund seeks high current income consistent with relative stability of principal.

INVESTMENTS:

The Fund invests in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

APPROPRIATE FOR:

Investors who want income from securities issued or guaranteed by the U.S. Government or its enterprises and relative stability of principal.

INCEPTION:

August 2, 1996

SIZE OF FUND AS OF
FEBRUARY 28, 1999:
Over $20 million
Q
    HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED 2/28/99?*

A
    The Fund performed well during the 12 months ending February 1999. Pacific Horizon Short-Term Government Fund provided a total return of 5.50%, versus 5.36% for its index, the 1-year Treasury Bill and 4.93% for its Lipper peer group, Lipper Short-Term Government Funds.# In its Lipper universe, the Fund ranked 19th of 72 funds, placing it in the 27th percentile. Despite its short average maturity of just over 1 year, the Fund compares quite favorably to its competitors, many of which can have an average maturity as long as 3 years. The Fund's allocation to spread product helps to keep it competitive in terms of returns. The Fund is designed to be a higher yielding alternative to money market funds, while having a relatively stable principal value. For the past year the Fund bested the return of the average money market instrument fund by 73 bps, while maintaining a very stable share value.

Q
    HOW HAVE YOU MANAGED THE FUND SINCE ITS INCEPTION?**

A
    Since the Fund's inception we have kept its average maturity at or slightly longer than 1 year. The longest maturity or average life of any single asset typically is less than three years. Security selection is driven by the shape of the yield curve, the expected return of the security vs. Treasuries and other comparable investments, and by diversification considerations. With the yield curve's recent return to a more normal (i.e. positive) slope, we have been able to roll out of shorter assets into longer assets at significant yield pick-ups. We have and will continue to keep an allocation in Treasury notes due to their high degree of liquidity. This enables us to efficiently take advantage of changes in the shape of the yield curve. The change in investment guidelines approved last year was very timely, as it enabled the Fund to purchase non-government issues close to the widest spread levels in the past six years. This improved the Fund's return and its portfolio diversification.

Q
    WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE FUND IN THE YEAR AHEAD?

A
    The U.S. economy should continue to grow in the year ahead. The first two months of the year have started off strong, with consumers continuing to spend at a healthy level. Tax refunds, mortgage refinancing, a booming equity market, and high levels of employment continue to boost consumer confidence. Businesses continue to invest in productivity enhancing equipment and inflation pressures continue to be dormant. Increasing worker productivity has helped to offset rising wages. The export sector continues to be the major drag on Gross Domestic Product (GDP) growth, and will likely remain so for the foreseeable future. Growth is expected to slow as the year progresses, partially as a result of a slowdown in capital spending on business equipment related to year 2000 (Y2K) upgrades. For the time being the Federal Reserve Board (the "Fed") appears to be willing to forego any interest rate increases, despite above trend GDP growth. In addition, Fed Chairman Greenspan has stated that the Fed stands ready to quickly raise or lower interest rates to respond to changes in the economy.

The outlook for the Fund is favorable, as credit spreads remain wider than they were for the first half of 1998. This enables the Fund to purchase higher yielding assets and to augment its return versus its benchmark, the one year Treasury Bill. In the Fund, we will continue to search for the cheapest parts of the yield curve to take advantage of our ability to roll down both the yield and credit curves.

 * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. Performance figures for A shares do not reflect the maximum sales charge of 3.25%.

** The composition of the Fund's holdings is subject to change.

 # The Lipper Short-Term Government Funds Average includes Funds that invest at least 65% of assets in securities issued or guaranteed by the US Government, its agencies or its instrumentalities with dollar weighted average maturities of less than three years.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PACIFIC HORIZON
SHORT-TERM GOVERNMENT FUND
(AS OF FEBRUARY 28, 1999)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                        A SHARES                LIPPER SHORT-TERM          MERRILL LYNCH ONE-
                                                        --------                GOVERNMENT FUNDS           YEAR TREASURY BILL
                                                                                     AVERAGE                      INDEX
                                                                                -----------------          ------------------
8/2/96                                                   9675.00                    10000.00                    10000.00
8/31/96                                                  9696.00                    10028.00                    10019.00
2/28/97                                                  9993.00                    10371.00                    10335.00
8/31/97                                                 10293.00                    10686.00                    10658.00
2/28/98                                                 10592.00                    10989.00                    10955.00
8/31/98                                                 10921.00                    11331.00                    11303.00
2/28/99                                                 11175.00                    11532.00                    11544.00

HOW PERFORMANCE COMPARES
The chart compares the Pacific
Horizon Short-Term Government Fund to
the Merrill Lynch One-Year Treasury
Bill Index, which is an unmanaged
index typically used as a performance
benchmark for short-term fixed income
investments.



                                                  SHORT-TERM GOVERNMENT FUND
                                                    AVERAGE ANNUAL RETURNS


                                             ------------------------------------

                                                                      A SHARES

                                                                   Without  With
                                                                    Sales   Sales
                                                                    Load    Load*

                                             ------------------------------------

                                               1 Year                5.50%  2.04%

                                               ..................................

                                               Since Inception       5.77%  4.40%

                                               (8/2/96)



The average of short-term government funds as reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Short-Term Government Fund. An initial $10,000 investment in the Fund made on August 2, 1996, would now be worth $11,175*. The same investment made in the Lipper Short-Term Government Funds Average would now be worth $11,532.

FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon Short-Term Government Fund distributed a total Capital Gain Dividend of $0.054619 for the year ended February 28, 1999. Of this total Capital Gain Dividend amount, the Fund made a 20 percent rate distribution of $0.006149.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions, if any.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Short-Term Government Funds Average, nor the Merrill Lynch One-Year Treasury Bill Index may be invested in directly. The hypothetical investment in the Merrill Lynch One-Year Treasury Bill Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

* A share performance assumes the deduction of the maximum front-end sales charge of 3.25%.

PACIFIC HORIZON
SHORT-TERM GOVERNMENT FUND
(AS OF FEBRUARY 28, 1999)
                                            QUALITY

                                            Investing in Short-Term U.S.
                                            Government Securities

                                            The Pacific Horizon Short-Term
                                            Government Fund has a policy that it
                                            will invest primarily in securities
                                            issued or guaranteed by the U.S.
                                            Government, and its agencies,
                                            instrumentalities or sponsored
                                            enterprises. The flexibility to
                                            invest in different types of
                                            securities can help to increase
                                            performance, while diversification
                                            can help to reduce risk. By
                                            investing primarily in high-quality
                                            U.S. Government securities, the Fund
                                            seeks to stabilize short-term
                                            performance.
       PORTFOLIO COMPOSITION*
    (PERCENTAGE BASED ON ASSETS)
-----------------------------------------------------------

ASSET BACKED SECURITIES             4.7%
CASH EQUIVALENTS                    2.4%
U.S. TREASURY NOTES                16.8%
U.S. GOVERNMENT AGENCY OBLIGATIONS 50.4%
CORPORATE OBLIGATIONS              25.7%

* The composition of the Fund's
  holdings is subject to change.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1999
--------------------------------------------------------------------------------

                                          MOODY'S/S&P
                                            RATINGS              MATURITY   PRINCIPAL       VALUE
              DESCRIPTION                 (UNAUDITED)    RATE      DATE       AMOUNT      (NOTE 2)
              -----------                 -----------    ----    --------   ---------     --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 50.4%
 FannieMae, Series 1993-68..............                 6.25%   09/01/99   $  279,432   $   280,008
 FannieMae, Series 1993-227 G...........                 5.50%   10/21/00    1,000,000       994,730
 FannieMae, Series 1998-19 BE...........                 6.50%   03/07/99      182,320       181,986
 Federal Farm Credit Bank Note..........                 4.75%   12/01/99    1,000,000       996,873
 Federal Farm Credit Bank Note..........                 6.10%   12/29/00    1,000,000     1,012,285
 Federal Home Loan Bank.................                 5.65%   04/07/00    1,000,000     1,002,787
 Federal Home Loan Mortgage Corp., Pool
   #1643................................                 5.50%   12/08/99    1,789,301     1,784,400
 Federal Home Loan Mortgage Corp., Pool
   #2068................................                 6.00%   12/22/00    1,500,000     1,499,243
 Housing & Urban Development Series
   96-A.................................                 6.44%   08/01/99    2,500,000     2,510,975
                                                                                         -----------
Total U.S. Government Agency
 Obligations (Cost $10,242,185).........                                                  10,263,287
                                                                                         -----------
U.S. TREASURY OBLIGATIONS -- 16.8%
 U.S. Treasury Notes....................                 5.75%   11/15/00      900,000       908,346
 U.S. Treasury Notes....................                5.625%   12/31/99    1,500,000     1,508,428
 U.S. Treasury Notes....................                5.625%   11/30/00    1,000,000     1,007,763
                                                                                         -----------
Total U.S. Treasury Obligations
 (Cost $3,435,932)......................                                                   3,424,537
                                                                                         -----------
ASSET BACKED SECURITIES -- 4.7%
 Chemical Master Credit Card Trust I,
   Series 1996-1, Class A...............   Aaa/AAA       5.55%   01/09/01      500,000       499,106
 Harley-Davidson Eaglemark Motorcycle
   Trust, Series 1998-3, Class A1.......   Aaa/AAA       5.41%   11/26/99      449,276       448,191
                                                                                         -----------
Total Asset Backed Securities
 (Cost $949,262)........................                                                     947,297
                                                                                         -----------
CORPORATE OBLIGATIONS -- 25.7%
BROKERAGE -- 7.4%
 Morgan Stanley Dean Witter Senior
   Notes................................    Aa3/A+       5.94%   02/28/00    1,000,000     1,004,062
 Salomon Smith Barney Holdings Notes....    Aa3/A       6.625%   11/30/00      500,000       503,968
                                                                                         -----------
                                                                                           1,508,030
                                                                                         -----------

---------------
See Notes to Financial Statements.

                                          MOODY'S/S&P
                                            RATINGS              MATURITY   PRINCIPAL       VALUE
              DESCRIPTION                 (UNAUDITED)    RATE      DATE       AMOUNT      (NOTE 2)
              -----------                 -----------    ----    --------   ---------     --------
CORPORATE OBLIGATIONS -- (CONTINUED)
FINANCIAL SERVICES -- 2.5%
 Associates Corp. of North America
   Debentures...........................   Aa3/AA-       6.68%   09/17/99   $  500,000   $   503,576
                                                                                         -----------
TELECOMMUNICATIONS -- 3.5%
 MCI Worldcom, Inc. Senior Notes........  Baa2/BBB+     6.125%   08/15/01      700,000       704,375
                                                                                         -----------
UTILITIES -- 12.3%
 AT&T Capital Corp. Notes, Series 4.....   Baa3/BBB      6.41%   08/13/99      500,000       500,428
 GTE Southwest Debentures, Series A.....    A2/AA-       5.82%   12/01/99    1,000,000     1,002,500
 New Century Energies, Inc. ............    NR/NR        6.24%   11/27/00    1,000,000     1,007,500
                                                                                         -----------
                                                                                           2,510,428
                                                                                         -----------
Total Corporate Obligations
 (Cost $5,235,067)......................                                                   5,226,409
                                                                                         -----------
TOTAL INVESTMENTS -- 97.6%
 (COST $19,862,446)(a)..................                                                  19,861,530
OTHER ASSETS IN EXCESS OF
 LIABILITIES -- 2.4%....................                                                     495,299
                                                                                         -----------
NET ASSETS -- 100.0%....................                                                 $20,356,829
                                                                                         ===========

---------------

Percentages indicated are based on net assets of $20,356,829.
(a) Represents cost for Federal income tax and book purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation.....................................  $ 31,641
Unrealized depreciation.....................................   (32,557)
                                                              --------
Net unrealized depreciation.................................  $   (916)
                                                              ========

NR -- Not Rated.

See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $19,862,446)....  $19,861,530
  Cash......................................................      404,247
  Interest receivable.......................................      199,926
  Deferred organization cost................................        6,519
  Prepaid assets............................................       14,160
                                                              -----------
Total Assets................................................   20,486,382
                                                              -----------
LIABILITIES:
  Dividends payable.........................................       71,122
  Payable for capital shares redeemed.......................        8,006
  Custodian and fund accounting fees payable................        5,731
  Transfer agent fees payable...............................       17,000
  Legal fees payable........................................        1,499
  Other accrued expenses....................................       26,195
                                                              -----------
Total Liabilities...........................................      129,553
                                                              -----------
NET ASSETS..................................................  $20,356,829
                                                              ===========
Shares Outstanding ($0.001 par value, 200 million shares
  authorized)...............................................    2,040,529
                                                              ===========
NET ASSET VALUE
  Net Asset Value and Redemption price per share............  $      9.98
                                                              ===========
Maximum Sales Charge........................................         3.25%
Maximum Offering Price per share (Net Asset
  Value/(100% -- Maximum Sales Charge)).....................  $     10.32
                                                              ===========
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     2,041
  Additional paid-in capital................................   20,330,835
  Undistributed net investment income.......................        3,899
  Accumulated net realized gains on investment
    transactions............................................       20,970
  Net unrealized depreciation on investments................        (916)
                                                              -----------
NET ASSETS, FEBRUARY 28, 1999...............................  $20,356,829
                                                              ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest income...........................................  $1,672,332
                                                              ----------
EXPENSES:
  Investment advisory fees..................................      74,519
  Administration fees.......................................      59,615
  Shareholder service fees..................................      74,519
  Custodian and fund accounting fees........................      44,489
  Reports to shareholders...................................      38,874
  Audit fees................................................      13,846
  Legal fees................................................       2,431
  Directors fees............................................       1,091
  Organizational fees.......................................       9,284
  Transfer agent fees.......................................         664
  Other expenses............................................      11,825
                                                              ----------
    Total Expenses..........................................     331,157
  Less: Fee waivers and expense reimbursements..............    (256,784)
                                                              ----------
Total Net Expenses..........................................      74,373
                                                              ----------
NET INVESTMENT INCOME.......................................   1,597,959
                                                              ----------
NET REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions.............     130,122
  Net change in unrealized depreciation on investments......     (40,935)
                                                              ----------
  Net realized/unrealized gains on investments..............      89,187
                                                              ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $1,687,146
                                                              ==========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                                                          ---------------------------
                                                          FEBRUARY 28,   FEBRUARY 28,
                                                              1999           1998
                                                          ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.................................  $  1,597,959   $  1,417,224
  Net realized gains on investment transactions.........       130,122         29,888
  Net change in unrealized appreciation/(depreciation)
    on investments......................................       (40,935)        48,973
                                                          ------------   ------------
Change in net assets resulting from operations..........     1,687,146      1,496,085
                                                          ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.................................    (1,597,959)    (1,417,224)
  Net realized gains on investment transactions.........      (121,044)       (12,533)
                                                          ------------   ------------
Change in net assets from shareholder distributions.....    (1,719,003)    (1,429,757)
                                                          ------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...........................    11,363,098     27,125,076
  Dividends reinvested..................................       152,601          7,986
  Cost of shares redeemed...............................   (23,812,257)   (10,055,621)
                                                          ------------   ------------
Change in net assets from capital share transactions....   (12,296,558)    17,077,441
                                                          ------------   ------------
Change in net assets....................................   (12,328,415)    17,143,769
NET ASSETS
  Beginning of Year.....................................    32,685,244     15,541,475
                                                          ------------   ------------
  End of Year (including undistributed net investment
    income of $3,899 and $4,749, respectively)..........  $ 20,356,829   $ 32,685,244
                                                          ============   ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1999, the Company operated as a series company comprising seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon Short-Term Government Fund (the "Fund"). The Fund commenced operations on August 2, 1996. The Fund offers A Shares only.

The investment objectives of the Funds are as follows:

    The Fund seeks to provide investors with high current income, consistent with relative stability of principal.

Adviser and Administrator

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation ("BankAmerica"), serves as the Fund's investment adviser and administrator.

    On October 1, 1998, BankAmerica, the Adviser's and Administrator's parent company, completed its merger with NationsBank Corporation. The combined company operates under the name BankAmerica. BankAmerica, continues to serve the Funds on substantially identical terms as described in Note 3.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Fund, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Fund's prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    Furthermore, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with PFPC under which PFPC has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Fund. The Fund bears all fees and expenses charged by PFPC for these services.

Distributor and Transfer Agent

    Provident Distributors, Inc. ("PDI"), serves as principal underwriter and distributor of shares of the Fund. PFPC serves as the Fund's transfer agent and dividend disbursing agent.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The Fund values portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and ask prices on the date of valuation. Bid price is used when no ask price is available. The Fund may also use an independent pricing service, approved by the Board of Directors, to value certain of its securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Fund records security transactions on trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Realized gains and losses from securities transactions are recorded on the identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized by the Fund on a straight line basis over five years.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Fund's net investment income is declared daily and paid monthly as a dividend to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Fund can be offset by capital loss carryovers of the Fund, such gains will not be distributed. Dividends and distributions are recorded by the Fund on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1999, the following reclassifications in the Fund's Statement of Assets and Liabilities have been made to increase (decrease) such accounts primarily due to paydown adjustments for tax purposes:

                       ACCUMULATED UNDISTRIBUTED    ACCUMULATED NET REALIZED
                         NET INVESTMENT INCOME        GAIN ON INVESTMENTS
                       -------------------------    ------------------------
                                 $(850)                       $853

FEDERAL INCOME TAXES:

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Fund has an Investment Advisory and Administration Agreement with Bank of America. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Fund, which is accrued daily and payable monthly, at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended February 28, 1999, Bank of America agreed to waive $74,519 of its advisory fees for the Fund. Pursuant to the terms of the Administration Agreement, Bank of America is entitled to a fee from the Fund, which is accrued daily and payable monthly, at an annual rate of 0.20% of the Fund's average daily net assets. For the year ended February 28, 1999, the Bank of America waived $59,615 of their administration fee for the Fund. During the same period, Bank of America reimbursed $48,131 in operating expenses of the fund.

    For the year ended February 28, 1999, PDI advised the Fund that it retained no commissions on sales of the Fund's shares. For the same period, Bank of America and its affiliates advised the Fund that they retained no commissions on sales of the Fund's shares.

    The Fund has a Shareholder Services Plan (the "Plan") under which PDI incurred shareholder servicing expenses in connection with A Shares of the Fund. Under the Plan, payments by the Fund for shareholder servicing expenses may not exceed 0.25% of each Fund's average daily net assets. For the year ended February 28, 1999, shareholder service fees incurred pursuant to the Plan totaled $74,519. The Plan provides that if, in any month, the fees paid to PDI are less than the costs incurred by the PDI, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred. PDI waived the shareholder servicing fees of $74,519 during the year ended February 28, 1999.

    For the year ended February 28, 1999, PFPC earned $664 from the Fund for transfer agency and dividend disbursing agency services performed.

    A partner of Drinker Biddle & Reath LLP ("DBR") serves as Secretary of the Company. Legal fees earned by DBR are stated in the statement of operations.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $60,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives an annual retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $40,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A director will receive an additional 10% of their annual Director's retainer for each year of service between six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director should be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $550 for the Fund, for the year ended February 28, 1999. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the year ended February 28, 1999, the cost of purchases and the proceeds from sales of Fund securities (excluding short-term investments) amounted to $22,769,178 and $27,723,059, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in capital shares for the Fund are summarized below:

                                                  YEAR ENDED
                             -----------------------------------------------------
                                 FEBRUARY 28, 1999           FEBRUARY 28, 1998
                             -------------------------   -------------------------
                               SHARES        AMOUNT        SHARES        AMOUNT
                             ----------   ------------   ----------   ------------
A SHARES
  Issued...................   1,132,029   $ 11,363,098    2,709,051   $ 27,125,076
  Reinvested...............      15,202        152,601          797          7,986
  Redeemed.................  (2,366,621)   (23,812,257)  (1,003,872)   (10,055,621)
                             ----------   ------------   ----------   ------------
Net increase/(decrease)....  (1,219,390)  $(12,296,558)   1,705,976   $ 17,077,441
                             ==========   ============   ==========   ============

NOTE 7 -- PROPOSED REORGANIZATION

    The Board of Directors of Pacific Horizon Funds, Inc. has approved an Agreement and Plan of Reorganization ("Agreement") between Pacific Horizon Funds, Inc. and Nations Fund Trust and the Nations Short-Intermediate Government Fund. The Agreement, which is part of a broader reorganization of Pacific Horizon Funds, Inc. into the Nations family of funds, provides for the transfer of all the assets of the Pacific Horizon Short-Term Government Fund ("Fund") to the Nations Short-Intermediate Government Fund in exchange solely for the number of shares of Nations Short-Intermediate Government Fund having the same aggregate net asset value as the outstanding shares of the Fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by the Nations Short-Intermediate Government Fund of all of the liabilities of the Fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority of the outstanding shares of the Fund and a majority of the outstanding shares of all the funds of Pacific Horizon Funds, Inc. A Special Meeting of Shareholders ("Meeting") of the Fund is scheduled to be held on May 3, 1999, to vote on the Agreement. A detailed description of the proposed transaction and voting information was sent to shareholders of the Fund on or about February 12, 1999. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about May 14, 1999.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                      YEAR ENDED
                                              ---------------------------   PERIOD ENDED
                                              FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                                1999(b)          1998         1997(a)
                                              ------------   ------------   ------------
NET ASSET VALUE PER SHARE, BEGINNING OF
 PERIOD.....................................     $10.03         $10.00         $10.00
                                                 ------         ------         ------
Income from Investment Operations:
 Net investment income......................       0.53           0.55           0.32
 Net realized gains on investment
   transactions.............................         --           0.03           0.01
                                                 ------         ------         ------
Total income from investment operations.....       0.53           0.58           0.33
                                                 ------         ------         ------
Less Dividends and Distributions:
 Dividends to shareholders from net
   investment income........................      (0.53)         (0.55)         (0.32)
 Distributions to shareholders from net
   realized gains on investment
   transactions.............................      (0.05)            --(e)       (0.01)
                                                 ------         ------         ------
Total Dividends and Distributions...........      (0.58)         (0.55)         (0.33)
                                                 ------         ------         ------
Net change in net asset value per share.....      (0.05)          0.03           0.00
                                                 ------         ------         ------
NET ASSET VALUE PER SHARE, END OF PERIOD....     $ 9.98         $10.03         $10.00
                                                 ======         ======         ======
Total return................................       5.50%          5.99%          3.33% (d)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (millions).....     $   20         $   33         $   16
 Ratio of expenses to average net assets....       0.25%          0.25%          0.11% (c)
 Ratio of net investment income to average
   net assets...............................       5.37%          5.49%          5.53% (c)
 Ratio of expenses to average net assets*...       1.11%          1.15%          3.15% (c)
 Ratio of net investment income to average
   net assets*..............................       4.51%          4.59%          2.49% (c)
 Portfolio turnover rate....................         87%            82%            81%

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as shown.

(a) Period from August 2, 1996 (inception date of fund) to February 28, 1997.

(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.

(c)  Annualized.

(d) Not annualized.

(e)  Amount represents less than a penny per share.

See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon Short-Term Government Fund (one of the portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Fund") at February 28, 1999, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

As explained in Note 7, the Board of Directors of the Pacific Horizon Funds, Inc. has approved an agreement and plan of reorganization between Pacific Horizon Funds, Inc. and Nations Fund Trust. A Special Meeting of Shareholders of the Fund is scheduled to be held on May 3, 1999 to seek approval of the merger of Pacific Horizon Short-Term Government Fund and Nations Short-Intermediate Government Fund.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
April 22, 1999

                     [This page intentionally left blank.]

                    PACIFIC HORIZON TAX-EXEMPT INCOME FUNDS
                                 ANNUAL REPORT
                               February 28, 1999

                          National Municipal Bond Fund

                         California Municipal Bond Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
      --------------------------------------------------------------------------

                                                Contents
                                   FUND FACTS                            2-3

                                   UNDERSTANDING YOUR SHAREHOLDER
                                     REPORT                              4-6

                                   ECONOMIC REVIEW FROM THE INVESTMENT
                                     ADVISER                             8-9

                                   FUND OVERVIEW AND INTERVIEW WITH
                                     YOUR INVESTMENT MANAGER           10-18

                                   NATIONAL MUNICIPAL BOND FUND
                                     Portfolio of Investments          19-25
                                     Statement of Assets and
                                        Liabilities                       26
                                     Statement of Operations              27
                                     Statement of Changes in Net
                                        Assets                            28

                                   CALIFORNIA MUNICIPAL BOND FUND
                                     Portfolio of Investments          29-36
                                     Statement of Assets and
                                        Liabilities                       37
                                     Statement of Operations              38
                                     Statement of Changes in Net
                                        Assets                            39

                                   NOTES TO FINANCIAL STATEMENTS       40-48

                                   FINANCIAL HIGHLIGHTS                49-51

                                   REPORT OF INDEPENDENT ACCOUNTANTS      52

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others, such as the money market funds, strive to maintain stable net asset value but offer no growth potential.

---------------------------------------------------------------------------
            FUND NAME                        INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ...........................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ...........................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ...........................................................................
 Capital Income                     Total Investment Return
 ...........................................................................
 Asset Allocation                   Long-Term Growth
 ...........................................................................
 Flexible Income                    High Current Income
 ...........................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ...........................................................................
 U.S. Government Securities         High Level of Current Income
 ...........................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ...........................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ...........................................................................
 California Municipal Bond*         High Level of Federal and California
                                    Tax-Free Current Income
 ...........................................................................
 Money Market Funds+                Current Income, Stable Share Price and
 - Prime                            Daily Liquidity
 - Treasury
 - Government
 - Treasury Only
 ...........................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                 Federal Tax-Free Current Income, Stable
                                    Share Price and Daily Liquidity
 - California Tax-Exempt Money      Federal and California Tax-Free Current
   Market                           Income, Stable Share Price and Daily
                                    Liquidity

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.
[TABLE OF CONTENTS GRAPHIC]

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.
[FUND OVERVIEW GRAPHIC]

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

[PORTFOLIO OF INVESTMENTS GRAPHIC]

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

[STATEMENT OF ASSETS AND LIABILITIES GRAPHIC]

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

[STATEMENT OF OPERATIONS GRAPHIC]

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

[STATEMENTS OF CHANGES IN NET ASSETS GRAPHIC]

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The past 12 months will be remembered as the one of the most volatile periods in financial market history. The crisis in Asia, the Russian default and the devaluation of the Brazilian Real caused dramatic swings in equity valuations, interest rates, and spreads and commodity prices. The Federal Reserve, in order to calm the markets and restore liquidity, lowered short term interest rates by 0.75%. The Dow Jones Industrial Average* after dropping to 7,539, rebounded to close the period at 9,306. The yield on the benchmark 10-year U.S. Treasury Note which was at 5.16% on 3/19/99, fluctuated over a 1.2% range with a high of 5.81% on 4/29/98 and low of 4.16% on 10/5/98. Spreads on 10-year "A" rated finance debt over 10-year U.S. Treasuries started the period at a spread of 0.75% and widened to as much as 1.45% only to end the period at 1.05% over comparable maturity U.S. Treasury notes. International turmoil and the Asian recession also took its toll on commodities. Demand for oil all but evaporated and crude oil prices declined from almost $18.00 a barrel to just under $11.50 a barrel only to rebound to $15.00 on strong U.S. growth and expectations of and a quick recovery in Asia.

Throughout this turmoil, the U.S. remained an "oasis of prosperity" with the U.S. Gross Domestic Product growing at an estimated 4.3% for 1998. The U.S. consumer, unfazed by the recent volatility, continued to spend, pushing the economy through its ninth year of expansion.

Unemployment remained near historical lows and there was continued strength in real disposable income that translated into a high level of consumer confidence. At the same time, the industrial side of the economy, burdened by slower exports as well as the effects of the strong dollar, remained sluggish.

Inflation, as measured by the Consumer Price Index (CPI), remained benign over the past year, increasing only 1.6% in 1998. Huge declines in commodities and weakness on the manufacturing side of the economy offset relatively full employment and money supply growth.

Despite turmoil abroad, the U.S. equity markets, as tracked by the Standard & Poor's 500 Composite Stock Price Index**, posted a solid return of 18.01%. Unfortunately, the Russell 2000*** proved that not all stocks are created equal with a negative return of (15.06%) over the same period. While an era of consolidation and low inflation should bode well for large cap stocks, we doubt that this can continue.

The fixed income markets also put in a strong performance for the past 12 months, with the benchmark Salomon Smith Barney Broad Investment-Grade (BIG) Index# posting a positive return of 6.31%. The top performing sector for the period was U.S. agency debt which outperformed comparable maturity U.S. Treasuries by 0.44% followed by U.S. agency mortgage-backed securities which outperformed by 0.28%. The worst performing sector was U.S. corporate bonds which underperformed U.S. Treasuries by 0.60% with "AA", "A", and "BBB" rated corporate debt underperforming by 0.03%, 0.27%, and 1.61% respectively.

OUTLOOK FOR 1999

While the consensus of Wall Street economists is for a growth rate of 3.5% in 1999, we believe the risk is faster than anticipated growth because of the momentum of the U.S. economy. The wildcard over the next year is the timing of Asia's economic turnaround.

Asia remains a big question mark, with many economists calling for a "v" shaped recovery. Although we believe the Asian economies have bottomed, we suspect that the recovery in the region will be slower than anticipated. While Korea has recently shown strength in industrial production and exports, Japan, which constitutes two-thirds of the region's GDP, continues to show signs of weakness. If Japan chooses to monetize their debt by printing currency, they may cause another round of devaluations in the region. China has stated their intentions to maintain the value of the Yuan, but if they fail to meet their growth targets and the Yen declines substantially in value, all bets are off.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management
---------------
  * The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

 ** The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization-weighted index consisting of 500 common stocks that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unavailable for investment

*** The Russell 2000 Growth Index is a widely used unmanaged index which measures the performance of small-cap stocks and cannot be invested in directly.

  # The BIG Index is market-capitalization weighted and includes fixed-rate
    Treasury, Government-sponsored, mortgage and investment-grade corporates with a maturity of one year or longer. The minimum amount outstanding for US Treasury and mortgage issues is $1 billion for both entry and exit. For Government sponsored and corporate issues the entry and exit amounts are $100 million.

PACIFIC HORIZON
NATIONAL MUNICIPAL BOND FUND AND
CALIFORNIA MUNICIPAL BOND FUND

----------------------

----------------------

STEPHEN P. SCHARRE
Portfolio Manager
Bank of America NT&SA

GOAL:

The Pacific Horizon National Municipal Bond Fund seeks to achieve as high a level of current interest income exempt from Federal income tax as is consistent with prudent investment management and preservation of capital.
INVESTMENTS:

The Pacific Horizon National Municipal Bond Fund invests primarily in investment-grade municipal securities issued on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions.

APPROPRIATE FOR:

Investors seeking monthly interest income exempt from Federal income tax.+
INCEPTION:

January 28, 1994

SIZE OF FUND AS OF
FEBRUARY 28, 1999:

Over $20 million

GOAL:

The Pacific Horizon California Municipal Bond Fund seeks to achieve as high a level of current interest income exempt from Federal and California state income taxes as is consistent with prudent investment management and preservation of capital.

INVESTMENTS:

The Pacific Horizon California Municipal Bond Fund invests primarily in municipal securities issued on behalf of the state of California and its political subdivisions, agencies, authorities and other governmental entities. APPROPRIATE FOR:

California residents seeking monthly interest income exempt from both Federal and California personal income taxes.+

INCEPTION:

March 30, 1984

SIZE OF FUND AS OF
FEBRUARY 28, 1999:

Over $221 million

---------------
+Certain investors may be subject to the Federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

PACIFIC HORIZON
NATIONAL MUNICIPAL BOND FUND
CALIFORNIA MUNICIPAL BOND FUND

Q
   HOW DID THE MUNICIPAL BOND MARKETS AND THE FUNDS PERFORM DURING THE PAST 12 MONTHS?*

A
    The municipal bond market performed solidly during the past 12 months as falling treasury rates and three easing moves by the Federal Reserve Board caused municipal yields to trend lower, particularly for maturities under ten-years. The decline in municipal yields did, however, lag the decline in Treasury yields for the second straight year as the continuing global economic turmoil had investors focused on the safety of U.S. Treasury bonds. For the year ended February 28, 1999, the A Shares of the Pacific Horizon National Municipal Bond Fund had a total return of 5.43% (without the sales charge) for A Shares outperforming its peer group, the Lipper General Municipal Debt Funds Universe which returned 4.88% The A Shares of the Pacific Horizon California Municipal Bond Fund returned 5.94% (without the sales charge) for A Shares during the same time period also comparing favorably to the Lipper California Municipal Debt Funds Universe which returned 5.43%.

Q
   WHAT FACTORS AFFECTED THE FUNDS' PERFORMANCE DURING THE YEAR ENDED FEBRUARY 28, 1999?

A
    As the period began, investors were already keenly aware of the financial dislocations occurring in Asia resulting in significant currency devaluations and International Monetary Fund intervention. Expectations were that the severe recessions in Asia would slow the U.S. economy and help maintain very low inflation rates. By mid-year, financial problems spread beyond Asia as Russia devalued the Ruble and in effect defaulted on its debt throwing financial markets into further turmoil causing a new round of investors "flight to quality". Treasury yields plunged to 30-year lows, pushing corporate spreads significantly wider, municipal yield ratios rose to levels not seen since the flat tax fears of 1995, and the Dow Jones Industrial Average** fell some 1,800 points as a result. During these crises, Long Term Capital Management, a large hedge fund collapsed and was rescued by a consortium of large Wall Street brokerage firms at the request of the Federal Reserve Board. In response to the situation the Federal Reserve lowered the Fed Funds rate three times between September 29th and November 17, 1998, moving the rate down to 4.75% from 5.5%. Despite this backdrop, the U.S. economy powered ahead posting a 4% Gross Domestic Product (GDP) growth rate for all of 1998 propelled by strong consumer spending and a robust housing market. Swelling trade deficits did subtract from U.S. growth however, lower interest rates, a strong equity market and weak commodity prices, especially oil prices, overwhelmed the effects of lower trade with Asia.

Q
    HOW DID YOU MANAGE THE FUNDS IN THAT ENVIRONMENT?

A
    As the Asian crises unfolded during the fourth quarter of 1997 a shift in portfolio strategy to increase the Funds' durations and improve call protection was initiated in order to benefit from the expected decline in interest rates. A continuation of that strategy was maintained through the first half of 1998 as the Funds' average coupon was reduced and longer call protection was added. As rates declined significantly during August and September 1998 the improved call protection help stabilize the Funds' durations as record low yields caused most bonds to price to their optional call dates. The Funds' also benefited from their overall high credit quality as the global financial instability increased investors perception of risk resulting in a lower appetite for lower rated securities hurting their performance relative to higher quality investments.

Q
    DID THE FUNDS' CREDIT QUALITY CHANGE OVER THE PERIOD?***

A
    The average credit quality in the National Municipal Bond Fund was reduced slightly during the period. This was accomplished by increasing the Fund's exposure to triple B credits primarily by lowering the Fund's weighting of single-A credits by approximately a 5% position shift. The Fund's average credit quality remains very high at double A.

In the California Municipal Bond Fund, the average credit quality remains double A with no significant changes in the quality distribution during the period. Triple A quality bonds remain dominant in the Fund, ending the period at 59%, as the mono-line insurance companies continue to increase their market share of municipal bond issuance in California.

Q
    WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE MUNICIPAL BOND MARKET FOR THE YEAR AHEAD?

A
    The U.S. economy has defied gravity for close to three years now averaging on a year-over-year basis GDP growth above 3% since the second quarter of 1996. This is well above the longer-term average GDP growth rate of approximately 2.25%. The economy's strong momentum will probably continue throughout 1999 as several strong economic drivers remain in place -- low interest rates, low inflation rates, and a strong U.S. equity market. As long as these conditions remain the U.S. economy will forge successfully ahead. Weakness in Asia will continue to be drag on U.S. growth, however, it appears unlikely that Asia alone will turn U.S. growth slower.

New issue supply for the municipal market was very strong during 1998 posting the second highest level on record. Low interest rates helped spur the large supply and as interest rates have retraced back some of their downward move since November new supply for 1999 is expected to slow. Municipal yields were much more stable than Treasury yields throughout 1998 as they were less influenced by the international turmoil. It is expected that municipal yields will remain relatively more stable again in 1999 as global economic uncertainties continue. Credit quality for municipal issuers is expected to remain strong as the strong economy has increased local and state tax collections for several years now allowing many issuers to build financial cushions into their budgets.
---------------
  * Return figures for the Funds include change in share price, reinvestment of dividends and capital gains distributions. Performance figures do not reflect the maximum 4.75% front-end sales load which applies to some investors. The Funds are currently waiving a portion of the advisory, administrative and/or shareholder servicing fee. This voluntary waiver may be modified or terminated at any time, which would reduce Fund performance.

    Lipper Inc., is an independent mutual fund performance monitor. Funds included in the Lipper General Municipal Debt Funds Universe invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

    Funds included in the Lipper California Municipal Debt Funds Universe limit their assets to those securities that are exempt from taxation in California.

 ** The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

 *** The composition of the Funds' holdings is subject to change.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PACIFIC HORIZON
NATIONAL MUNICIPAL BOND FUND
(AS OF FEBRUARY 28, 1999)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.) [NATIONAL MUNICIPAL BOND FUND GRAPH]

                                                        A SHARES                 LIPPER GENERAL
                                                        --------              MUNICIPAL DEBT FUNDS           LEHMAN BROTHERS
                                                                                     AVERAGE              MUNICIPAL BOND INDEX
                                                                              --------------------        --------------------
1/28/94                                                  9525.00                    10000.00                    10000.00
2/28/94                                                  9428.00                     9735.00                     9741.00
8/3194                                                   9386.00                     9551.00                     9657.00
2/28/95                                                  9691.00                     9896.00                     9928.00
8/31/95                                                 10259.00                    10255.00                    10514.00
2/29/96                                                 10772.00                    10768.00                    11025.00
8/31/96                                                 10816.00                    10749.00                    11065.00
2/28/97                                                 11382.00                    11270.00                    11634.00
2/28/98                                                 12367.00                    12298.00                    12697.00
2/28/99                                                 13038.00                    12898.00                    13478.00

HOW PERFORMANCE COMPARES

The chart compares the Pacific Horizon National Municipal Bond Fund to the Lehman Brothers Municipal Bond Index, which is an unmanaged index typically used as a performance benchmark for municipal debt investments.

As illustrated, the Fund tracked the performance of other municipal debt funds. The average of municipal debt reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment object-ives and policies similar to those of the Pacific Horizon National Municipal Bond Fund. An initial $10,000 investment in the Fund made on January 28, 1994, would now be worth $13,038 for A Shares.* The same investment made in the Lipper General Municipal Debt Funds Average would now be worth $12,898.

                                              ----------------------------------


                                                  NATIONAL MUNICIPAL BOND FUND
                                                     AVERAGE ANNUAL RETURNS


                                             --------------------------------------

                                                                       A SHARES

                                                                    Without  With*
                                                                     Sales   Sales
                                                                     Load     Load

                                             --------------------------------------

                                               1 Year                 5.43%   0.46%

                                               ....................................

                                               5 Year                 6.70%   5.67%

                                               ....................................

                                               Since Inception
                                               (1/28/94)              6.36%   5.35%


                                              ----------------------------------

FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon National Municipal Bond Fund distributed a total Capital Gain Dividend of $0.005106 for the year ended February 28, 1999. Of this total Capital Gain Dividend amount, the Fund made a 28 percent rate distribution of $0.000008 and a 20 percent rate distribution of $0.005097.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions, if any.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Municipal Debt Funds Average, nor the Lehman Brothers Municipal Bond Fund Index may be invested in directly. The hypothetical investment in the Lehman Brothers Municipal Bond Fund Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

* A share performance assumes the deduction of the maximum front-end sales charge of 4.75%.

PACIFIC HORIZON
NATIONAL MUNICIPAL BOND FUND
(AS OF FEBRUARY 28, 1999)

1998 Federal Tax Rates+
----------------------------------------------------------------------

----------------------------------------------------------------------
                           28%         31%         36%        39.6%
----------------------------------------------------------------------
 Joint                   $42,351    $102,301    $155,951        over
 Return:                $102,300    $155,950    $278,450    $278,450
 ......................................................
 Single                  $25,351     $61,401    $128,101        over
 Return:                 $61,400    $128,100    $278,450    $278,450
-------------------------------------------------


 4.5%                      6.25%       6.52%       7.03%       7.45%
 ....................................................................
 5.0                        6.94        7.25        7.81        8.28
 ....................................................................
 5.5                        7.64        7.97        8.59        9.11
 ....................................................................

 6.0                        8.33        8.70        9.38        9.93
 ....................................................................
 6.5                        9.03        9.42       10.16       10.76
 ....................................................................

+ Source: Internal Revenue Service.
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and/or certain state and local taxes. Shareholders should consult with a tax adviser.

TAX-EQUIVALENT YIELD
The Bottom Line

Today's higher federal tax rates make tax-exempt income more attractive. This chart enables you to determine what the yield on a taxable investment would have to be to match a hypothetical tax-exempt yield.* For example, in order to equal a 5% tax-exempt yield, a taxable investment would have to yield between 6.94% and 8.28%, depending on your federal tax bracket. The higher your tax bracket, the better the potential after-tax result of investing in a tax-exempt fund. The Pacific Horizon National Municipal Bond Fund seeks to provide a high level of current income free from federal income tax, consistent with prudent investment management and preservation of capital.

PACIFIC HORIZON
CALIFORNIA MUNICIPAL BOND FUND
(AS OF FEBRUARY 28, 1999)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.) [CALIFORNIA MUNICIPAL BOND FUND GRAPH]

                                              A SHARES               B SHARES          LIPPER CALIFORNIA       LEHMAN BROTHERS
                                              --------               --------            MUNICIPAL BOND         MUNICIPAL BOND
                                                                                         FUNDS AVERAGE              INDEX
                                                                                       -----------------       ---------------
2/28/89                                        9525.00               10000.00               10000.00               10000.00
2/28/90                                        9889.00               10385.00               10886.00               11026.00
2/28/91                                       10653.00               11187.00               11749.00               12043.00
2/29/92                                       11678.00               12264.00               12861.00               13246.00
2/28/93                                       13314.00               13983.00               14643.00               15070.00
2/28/94                                       14066.00               14772.00               15439.00               15902.00
2/28/95                                       14117.00               14825.00               15503.00               16207.00
2/29/96                                       15546.00               16326.00               17133.00               17998.00
2/28/97                                       16212.00               17026.00               17939.00               18992.00
2/28/98                                       17701.00               18589.00               19620.00               20727.00
2/28/99                                       19677.00               20525.00               20685.00               22001.00

HOW PERFORMANCE COMPARES

The chart compares the Pacific Horizon California Municipal Bond Fund to the Lehman Brothers Municipal Bond Index, which is an unmanaged index typically used as a performance benchmark for municipal debt investments.

As illustrated, the Fund tracked the performance of other municipal debt funds. The average of California municipal debt funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon California Municipal Bond Fund. An initial $10,000 investment in the Fund for the ten year period commencing on February 28, 1989 would now be worth $19,677 for A Shares.* The same investment made in the Lipper California Municipal Bond Funds Average for the same time period would now be worth $20,685. Correspondingly, a $10,000 investment in B Shares for the same time period would now be worth $20,525.**

                                  ----------------------------------------------


                                       CALIFORNIA MUNICIPAL BOND FUND
                                           AVERAGE ANNUAL RETURNS


                                  -----------------------------------------

                                                A SHARES        B SHARES

                                             Without  With*  Without  With**
                                              Sales   Sales   Sales   Sales
                                              Load    Load    Load    Load

                                  -----------------------------------------

                                    1 year:    5.94%  0.92%    5.25%  1.25%

                                    .......................................

                                    5 years:   5.92%  4.90%    5.78%  5.62%

                                    .......................................

                                    10
                                    years:     7.53%  7.00%    7.46%  7.46%


                                  ----------------------------------------------


FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon California Municipal Bond Fund distributed a total Capital Gain Dividend of $0.144484 for the year ended February 28, 1999. Of this total Capital Gain Dividend amount, the Fund made a 20 percent rate distribution of $0.130533.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions, if any.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper California Municipal Debt Funds Average, nor the Lehman Brothers Municipal Bond Fund Index may be invested in directly. The hypothetical investment in the Lehman Brothers Municipal Bond Fund Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

 * A share performance assumes the deduction of the maximum front-end sales charge of 4.75%.

** Average annual return figures assume the deduction of the maximum contingent deferred sales charge of 5.00% however, the line graph does not. B shares were first offered on July 15, 1998. Performance results shown prior to July 15, 1998 are those of Class A shares without the sales charge. B shares have an ongoing 0.75% distribution and administrative services fee which does not apply to A shares and which if reflected, would have lowered performance shown.

PACIFIC HORIZON
CALIFORNIA MUNICIPAL BOND FUND
(AS OF FEBRUARY 28, 1999)

TAX-EXEMPT
Dollars and Sense for California Residents

The top federal income tax rate is 39.6 percent on income above $278,450. In addition, the top California State tax rate is 9.3% on income above $67,346 for married, filing jointly or $33,673 for single filers. By investing in the Pacific Horizon California Municipal Bond Fund, Golden State residents may benefit from regular income that is free from federal and state taxes.*

Use the chart to determine what the hypothetical yield on a taxable investment would have to be to match a tax-exempt yield. For example, in order to equal a 5 percent tax-exempt yield, a taxable investment would have to yield between 7.66% and 9.13%, depending on your combined federal and state tax brackets. The higher your tax bracket, the better the potential after-tax result of investing in a tax-exempt fund.
-------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and/or certain state and local taxes. Shareholders should consult with a tax adviser. The effective rates are based on the combined Federal, State and FICA liabilities for 1997.

                                               COMBINED 1998 CALIFORNIA
                                            STATE & FEDERAL EFFECTIVE RATE
                         ---------------------------------------------------------------------


                         ---------------------------------------------------------------------

                                                  34.70%      37.42%      41.95%      45.22%

                         ---------------------------------------------------------------------

                            Joint                 $42,351    $102,301    $155,951        over

                            Return:              $102,300    $155,950    $278,450    $278,450

                         ..................................................................

                            Single                $25,351     $61,401    $128,101        over

                            Return:               $61,400    $128,100    $278,450    $278,450

                         ---------------------------------------------------------------------


                            ---------------------------------------------------

                            ---------------------------------------------------

                             A TAX-EXEMPT INVESTMENT YIELDING:
                             IS EQUIVALENT TO A TAXABLE INVESTMENT YIELDING:



                            4.5%                    6.89%       7.19%       7.75%       8.21%

                         ..................................................................

                            5.0                      7.66        7.99        8.61        9.13

                         ..................................................................

                            5.5                      8.42        8.79        9.47       10.04

                         ..................................................................

                            6.0                      9.19        9.59       10.34       10.95

                         ..................................................................

                            6.5                      9.95       10.39       11.20       11.87

                         ..................................................................

                         ---------------------------------------------------------------------




--------------------------------------------------------------------------------

                                  S&P/MOODY'S
                         LONG-TERM RATING COMPOSITION*
                                  [PIE CHART]

NOMINATED      4%
AAA            62%
A              12%
BBB             9%
AA             13%

---------------
* The composition of the Fund's holdings is subject to change.

The Pacific Horizon California Municipal Bond Fund invests primarily in investment-grade municipal securities that are rated in the four highest categories by an independent rating agency such as Standard & Poor's or nonrated securities deemed by the Fund's adviser to be of comparable quality. By maintaining high standards, the Fund seeks to minimize risk while increasing yield, offering an investor the opportunity for capital preservation as well as consistent monthly dividends. Tax-exempt bond funds invest in securities issued by states, local municipalities and governments, whose financial condition will affect the value of their securities.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1999
--------------------------------------------------------------------------------

                                            MOODY'S/
                                               S&P
                                             RATINGS             MATURITY  PRINCIPAL      VALUE
               DESCRIPTION                 (UNAUDITED)   RATE      DATE     AMOUNT      (NOTE 2)
               -----------                 -----------   ----    --------  ---------    --------
MUNICIPAL BONDS -- 101.5%
CALIFORNIA -- 10.1%
 Del Mar Race Track Authority, Callable
 on 8/15/02 @100.........................     NR/NR      6.000%  08/15/06  $250,000    $   271,250
 Del Mar Race Track Authority, Callable
 on 8/15/06 @102.........................     NR/NR      6.200%  08/15/11   250,000        276,250
 Foothill/Eastern Corridor Agency,
 California Toll Road, Senior Lien,
 Series A, Callable on 1/1/05 @102.......   Baa/BBB-     6.000%  01/01/34   150,000        163,500
 San Francisco Bay Area Rapid
 Transportation District, Sales Tax
 Revenue (AMBAC Insured) Callable on
 7/01/19 @100............................    Aaa/AAA     4.750%  07/01/23   500,000        483,125
 San Joaquin Hills Transportation
 Corridor, Agency Toll Road Revenue,
 Series A, Callable 1/15/14 @102 (Zero
 Coupon), due 1/15/16, 5.6% beginning
 1/15/07.................................   Baa/BBB-     5.570%* 01/15/16   500,000        350,625
 San Jose Redevelopment Agency, Callable
 on 8/01/08 @102.........................     A2/A       5.250%  08/01/29   400,000        405,000
 West Covina, Certificates of
 Participation, Queen of the Valley
 Hospital, Callable on 8/15/04 @102......     NR/NR      6.500%  08/15/24    75,000         86,344
                                                                                       -----------
                                                                                         2,036,094
                                                                                       -----------
COLORADO -- 8.8%
 Boulder County Hospital, Longmont United
 Hospital Project, Prerefunded on 12/1/00
 @101....................................     NR/NR      8.200%  12/01/20   540,000        589,275
 Colorado Health Facilities Authority,
 National Benevolent Association, Series
 B.......................................    Baa1/NR     5.250%  02/01/28   300,000        292,125
 E-470 Public Highway Authority Revenue,
 Series A (MBIA Insured), Callable on
 9/1/07 @101.............................    Aaa/AAA     5.000%  09/01/26   700,000        684,250
 Pueblo County Single Family Mortgage,
 Series A, Callable on 6/1/02 @102.......    NR/AA-      6.850%  12/01/25   190,000        200,212
                                                                                       -----------
                                                                                         1,765,862
                                                                                       -----------
CONNECTICUT -- 0.4%
 Connecticut State Clean Water Fund,
 Callable on 6/1/04 @102.................    Aaa/AAA     5.650%  06/01/10    75,000         81,094
                                                                                       -----------

---------------
See Notes to Financial Statements.

                                            MOODY'S/
                                               S&P
                                             RATINGS             MATURITY  PRINCIPAL      VALUE
               DESCRIPTION                 (UNAUDITED)   RATE      DATE     AMOUNT      (NOTE 2)
               -----------                 -----------   ----    --------  ---------    --------
MUNICIPAL BONDS -- (CONTINUED)
FLORIDA -- 4.2%
 Florida State Board of Education,
 Capital Outlay, Series 1994A, Callable
 on 6/1/04 @101..........................    Aa2/AA+     6.100%  06/01/24  $ 75,000    $    83,719
 Florida State Board of Education,
 Capital Outlay, Series 1997A, Callable
 on 6/1/07 @101..........................    Aa2/AA+     5.000%  06/01/27   500,000        495,625
 Jacksonville Electric Authority, St.
 John's River, Issue 2, Series 9,
 Callable on 10/1/02 @102................    Aa1/AA      5.250%  10/01/21   255,000        256,912
                                                                                       -----------
                                                                                           836,256
                                                                                       -----------
ILLINOIS -- 11.3%
 Chicago O'Hare International Airport,
 Senior Lien, Series A, Callable on
 1/1/04 @102.............................     A1/A+      4.800%  01/01/05   500,000        517,500
 Cook County General Obligation, Series B
 (FGIC Insured), Callable on 11/15/02
 @102....................................    Aaa/AAA     5.500%  11/15/22   300,000        307,500
 Illinois Health Facility Authority,
 Centegra Health Systems, Callable on
 9/1/08 @101.............................     NR/A-      5.250%  09/01/24   500,000        481,250
 Illinois Health Facility Authority,
 Edward Hospital, Series A, Callable on
 2/15/04 @102............................     A2/A+      6.000%  02/15/19    75,000         78,375
 Illinois Health Facility Authority,
 Illinois Masonic Medical Center, Series
 A, Callable on 10/1/99 @102.............     A3/A-      7.600%  10/01/07   300,000        311,463
 Illinois State Sales Tax Revenue, Series
 O, Callable 6/15/01 @100................    Aa2/AAA     6.000%  06/15/18    30,000         31,162
 Illinois State Sales Tax Revenue, Series
 O, Prerefunded 6/15/01 @100.............     NR/NR      6.000%  06/15/18    20,000         21,150
 Illinois State Sales Tax Revenue, Series
 W (FGIC Insured), Callable on 6/15/06
 @101....................................    Aaa/AAA     5.000%  06/15/16   520,000        516,750
                                                                                       -----------
                                                                                         2,265,150
                                                                                       -----------
INDIANA -- 3.1%
 Bloomington Indiana Sewer Works (MBIA
 Insured), Callable on 1/1/05 @102.......    Aaa/AAA     5.875%  01/01/25   150,000        160,687

---------------
See Notes to Financial Statements.

                                            MOODY'S/
                                               S&P
                                             RATINGS             MATURITY  PRINCIPAL      VALUE
               DESCRIPTION                 (UNAUDITED)   RATE      DATE     AMOUNT      (NOTE 2)
               -----------                 -----------   ----    --------  ---------    --------
MUNICIPAL BONDS -- (CONTINUED)
INDIANA -- (CONTINUED)
 Indiana Bond Bank, State Revolving Fund,
 Program A, Callable on 2/1/05 @102......    NR/AAA      6.875%  02/01/12  $100,000    $   115,000
 Indianapolis Local Public Improvement
 ETM, Callable on 9/18/98 @101...........    Aaa/AAA     7.900%  02/01/07   300,000        357,000
                                                                                       -----------
                                                                                           632,687
                                                                                       -----------
KENTUCKY -- 1.1%
 Kentucky State Property & Buildings
 Refunding Project No. 55................     A2/A+      6.000%  09/01/08   200,000        226,500
                                                                                       -----------
LOUISIANA -- 0.5%
 Louisiana Offshore Terminal Authority,
 Deepwater Port Revenue (LOC -- Union
 Bank of Switzerland) Daily Variable Rate
 (final maturity 9/1/06).................    Aaa/NR      3.200%  03/01/99   100,000        100,000
                                                                                       -----------
MASSACHUSETTS -- 7.7%
 Massachusetts Bay Transportation
 Authority, General Transportation
 System, Series A, Callable on 3/1/06
 @101....................................    A1/AA-      5.375%  03/01/16   500,000        523,750
 Massachusetts State Housing Finance
 Agency, Single Family Housing Revenue
 (MBIA Insured) (AMT), Callable on 6/1/06
 @102....................................    Aaa/AAA     6.250%  12/01/15   500,000        529,375
 Massachusetts State Port Authority,
 Series A, Callable 7/1/07 @101..........    Aa3/AA-     5.000%  07/01/27   400,000        389,000
 Massachusetts State Water Resource
 Authority, Series C, Callable on 12/1/04
 @102....................................     A2/A       5.250%  12/01/20   100,000        100,250
                                                                                       -----------
                                                                                         1,542,375
                                                                                       -----------
MICHIGAN -- 2.8%
 Greater Detroit Resource Recovery
 Authority, Series B (AMBAC Insured).....    Aaa/AAA     6.250%  12/13/05   500,000        565,000
                                                                                       -----------
MINNESOTA -- 3.7%
 Bass Brook Pollution Control Revenue,
 Minnesota Power and Light Company
 Project, Callable on 7/1/02.............    Baa1/A      6.000%  07/01/22   700,000        735,000
                                                                                       -----------
MISSISSIPPI -- 1.0%
 Jackson County, Mississippi Pollution
 Control (Chevron Project) Daily Variable
 Rate (final maturity 12/01/16)..........   VMIG1/NR     3.200%  03/01/99   200,000        200,000
                                                                                       -----------

---------------
See Notes to Financial Statements.

                                            MOODY'S/
                                               S&P
                                             RATINGS             MATURITY  PRINCIPAL      VALUE
               DESCRIPTION                 (UNAUDITED)   RATE      DATE     AMOUNT      (NOTE 2)
               -----------                 -----------   ----    --------  ---------    --------
MUNICIPAL BONDS -- (CONTINUED)
MISSOURI -- 2.7%
 Sikeston Electric Revenue, ETM..........    Aaa/AAA     6.250%  06/01/08  $500,000    $   548,750
                                                                                       -----------
NEBRASKA -- 0.9%
 Omaha Public Power District, Nebraska
 Electric Company, Series C..............    Aa2/AA      5.500%  02/01/14   175,000        189,000
                                                                                       -----------
NEVADA -- 5.2%
 Clark County Passenger Facilities
 Charge, Las Vegas/Macarran International
 Airport, Series A, (MBIA Insured) (AMT),
 Callable on 7/1/05 @102.................    Aaa/AAA     5.750%  07/01/23   500,000        535,000
 Nevada Housing Division, Single Family
 Mortgage, Series D1, Callable on 4/1/06
 @102....................................    Aa3/NR      6.250%  04/01/14   475,000        507,063
                                                                                       -----------
                                                                                         1,042,063
                                                                                       -----------
NEW JERSEY -- 2.6%
 New Jersey Economic Development
 Authority, Market Transition Facilities,
 Series A (MBIA Insured), Callable on
 7/1/04 @102.............................    Aaa/AAA     5.700%  07/01/05   150,000        164,438
 New Jersey State Turnpike Authority,
 Series C (AMBAC Insured), Callable on
 1/1/01 @101.5...........................    Aaa/AAA     6.400%  01/01/07   350,000        370,125
                                                                                       -----------
                                                                                           534,563
                                                                                       -----------
NEW YORK -- 7.2%
 Long Island Power Authority, Electrical
 Systems Revenue, Series 5, Callable on
 12/01/30 @100...........................   VMIG1/A1+    3.200%  05/01/33   200,000        200,000
 Metropolitan Transportation Authority,
 Series K (MBIA Insured).................    Aaa/AAA     6.200%  07/01/04   600,000        666,750
 New York City, Industrial Development
 Agency, Special Facilities Revenue,
 Terminal One Group Assistant Project
 (AMT), Callable on 1/1/04 @102..........     A3/A       6.000%  01/01/15    75,000         80,063
 New York State Local Government
 Assistance Corp., Series B, Callable on
 4/1/02 @102.............................     A3/A+      6.000%  04/01/18    50,000         54,375
 New York State Urban Development
 Facilities..............................   Baa1/BBB+    5.750%  04/01/11   400,000        441,000
                                                                                       -----------
                                                                                         1,442,188
                                                                                       -----------

---------------
See Notes to Financial Statements.

                                            MOODY'S/
                                               S&P
                                             RATINGS             MATURITY  PRINCIPAL      VALUE
               DESCRIPTION                 (UNAUDITED)   RATE      DATE     AMOUNT      (NOTE 2)
               -----------                 -----------   ----    --------  ---------    --------
MUNICIPAL BONDS -- (CONTINUED)
OHIO -- 3.6%
 Ohio State Water Development Authority
 Revenue (FSA Insured)...................    Aaa/AAA     4.500%  12/01/05  $700,000    $   721,875
                                                                                       -----------
OREGON -- 0.8%
 Portland International Airport, Series
 10 (FGIC Insured) (AMT), Callable on
 7/1/05 @101.............................    Aaa/AAA     5.875%  07/01/15   150,000        161,250
                                                                                       -----------
PENNSYLVANIA -- 2.5%
 Philadelphia Airport, Series A (AMBAC
 Insured) (AMT), Callable on 6/15/05
 @102....................................    Aaa/AAA     5.700%  06/15/07   200,000        218,250
 Philadelphia Water and Wastewater
 (AMBAC-TCRS Insured)....................    Aaa/AAA     5.500%  06/15/07   250,000        271,875
 Pittsburgh Urban Redevelopment
 Authority, Home Improvement, Series A
 (AMT), Callable on 2/1/04 @102..........      A/A       5.650%  08/01/15    15,000         15,394
                                                                                       -----------
                                                                                           505,519
                                                                                       -----------
TENNESSEE -- 6.8%
 Humphreys County Industrial Development
 Board, E.I. DuPont de Nemours and Co.
 Project (AMT), Callable on 5/1/04
 @102....................................    Aa3/AA-     6.700%  05/01/24    75,000         83,531
 Maury County Industrial Development
 Board Pollution Control, Saturn Corp.
 Project, Callable on 9/1/04 @102........     A3/A       6.500%  09/01/24   500,000        553,750
 Memphis-Shelby County Airport Authority,
 Federal Express Corporation.............   Baa2/BBB     5.350%  09/01/12   700,000        728,875
                                                                                       -----------
                                                                                         1,366,156
                                                                                       -----------
TEXAS -- 6.9%
 Brazos River Authority, Special
 Facilities (FGIC Insured), Callable on
 8/15/05 @100............................    Aaa/AAA     5.500%  08/15/15   200,000        208,250
 Galveston Special Contract Revenue,
 Farmland Industrial Project, Callable on
 5/1/08 @102.............................    Baa2/NR     5.500%  05/01/15   400,000        402,500
 Lower Colorado River Authority, Junior
 Lien (AMBAC Insured) ETM, Callable on
 1/1/02 @100.............................    NR/AAA      6.000%  01/01/17    25,000         28,031
 Lower Colorado River Authority, Junior
 Lien-1998 (AMBAC Insured) Prerefunded
 1/1/02 @100.............................    NR/AAA      6.000%  01/01/17    15,000         17,025

---------------
See Notes to Financial Statements.

                                            MOODY'S/
                                               S&P
                                             RATINGS             MATURITY  PRINCIPAL      VALUE
               DESCRIPTION                 (UNAUDITED)   RATE      DATE     AMOUNT      (NOTE 2)
               -----------                 -----------   ----    --------  ---------    --------
MUNICIPAL BONDS -- (CONTINUED)
TEXAS -- (CONTINUED)
 Lower Colorado River Authority, Junior
 Lien-1998 (AMBAC Insured) Callable
 1/1/02 @100.............................    Aaa/AAA     6.000%  01/01/17  $ 10,000    $    10,438
 Lower Neches Valley Authority, River
 Treatment Project, Callable on 2/1/04
 @102....................................    Aa2/AA      5.650%  02/01/29   600,000        615,000
 Texas Water Development Board, State
 Revolving Fund, Senior Lien, Callable on
 7/15/02 @102............................    Aa1/AAA     6.000%  07/15/13   100,000        107,375
                                                                                       -----------
                                                                                         1,388,619
                                                                                       -----------
UTAH -- 2.4%
 Ashley Valley Water and Sewer
 Implementation District, Sinking Bond
 (AMBAC Insured).........................    Aaa/AAA     9.500%  01/01/08   260,000        333,125
 Intermountain Power Agency, Utah Power
 Supply, Series C, Sinking Bond..........     A1/A+      5.250%  07/01/14   150,000        154,500
                                                                                       -----------
                                                                                           487,625
                                                                                       -----------
VIRGINIA -- 3.7%
 Virginia State Public School Authority,
 Series A, Callable on 8/1/08 @101.......    Aa1/AA+     5.125%  08/01/12   700,000        737,625
                                                                                       -----------
WASHINGTON -- 1.0%
 Washington State Health Care Facilities
 Authority, Fred Hutchinson Cancer
 Research Center, Series B LOC-Morgan
 Guaranty Trust, Callable on 1/01/02
 @100....................................   VMIG1/NR     3.600%  01/01/18   100,000        100,000
 Washington State Health Care Facilities
 Authority, Fred Hutchinson Cancer Center
 Research Series A LOC-Morgan Guaranty
 Trust, Callable on 1/01/00 @100.........   VMIG1/NR     3.600%  01/01/18   100,000        100,000
                                                                                       -----------
                                                                                           200,000
                                                                                       -----------

---------------
See Notes to Financial Statements.

                                            MOODY'S/
                                               S&P
                                             RATINGS             MATURITY  PRINCIPAL      VALUE
               DESCRIPTION                 (UNAUDITED)   RATE      DATE     AMOUNT      (NOTE 2)
               -----------                 -----------   ----    --------  ---------    --------
MUNICIPAL BONDS -- (CONTINUED)
WYOMING -- 0.5%
 Wyoming Community Development Authority,
 Single Family Mortgage, Series G,
 Sinking Bond (AMT), Callable on 11/26/01
 @103....................................    Aa2/AA      7.200%  06/01/10  $100,000    $   106,750
                                                                                       -----------
TOTAL INVESTMENTS -- 101.5%
 (COST $19,436,829)(a)...................                                               20,418,001
LIABILITIES IN EXCESS OF OTHER ASSETS --
 (1.5%)..................................                                                 (307,891)
                                                                                       -----------
NET ASSETS -- 100.0%.....................                                              $20,110,110
                                                                                       ===========

---------------

Percentages indicated are based on net assets of $20,110,110.

(a) Represents cost for Federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.....................................  $1,001,200
Unrealized depreciation.....................................     (20,028)
                                                              ----------
Net unrealized appreciation.................................  $  981,172
                                                              ==========


AMBAC -- AMBAC Indemnity Corporation.
 AMT --  Interest on securities subject to Federal Alternative
         Minimum Tax.
 ETM --  Escrowed to Maturity.
FGIC --  Financial Guaranty Insurance Company.
 FSA --  Financial Security Assurance Inc.
 LOC --  Letter of Credit.
MBIA --  Municipal Bond Insurance Association.
TCRS --  Trust Certificate Receipts.
  NR --  No rating assigned by Moody's or S&P.

* Rate represents effective yield at date of purchase.

See Notes to Financial Statements.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $19,436,829)....  $20,418,001
  Cash......................................................       89,553
  Interest receivable.......................................      263,852
  Receivable for capital shares sold........................       89,910
  Deferred organizational costs.............................        8,311
                                                              -----------
Total Assets................................................   20,869,627
                                                              -----------
LIABILITIES:
  Dividends payable.........................................       14,848
  Payable for capital shares redeemed.......................      680,829
  Investment advisory fees payable..........................       12,047
  Administration fees payable...............................          712
  Custodian and fund accounting fees payable................       16,318
  Transfer agent fees payable...............................        3,909
  Legal fees payable........................................        1,068
  Other accrued expenses....................................       29,786
                                                              -----------
Total Liabilities...........................................      759,517
                                                              -----------
NET ASSETS..................................................  $20,110,110
                                                              ===========
Shares Outstanding ($0.001 par value, 200 million shares
  authorized)...............................................    1,899,285
                                                              ===========
NET ASSET VALUE:
  Net asset value and redemption price per share............  $     10.59
                                                              ===========

  Maximum Sales Charge......................................         4.75%
  Maximum Offering Price per share (Net Asset Value of
    Shares/ (100% -- Maximum Sales Charge)).................  $     11.12
                                                              ===========
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     1,899
  Additional paid-in capital................................   19,126,352
  Accumulated undistributed net investment income...........        5,287
  Accumulated net realized losses on investment
    transactions............................................       (4,600)
  Net unrealized appreciation on investments................      981,172
                                                              -----------
NET ASSETS, FEBRUARY 28, 1999...............................  $20,110,110
                                                              ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest..................................................  $1,034,350
                                                              ----------
EXPENSES:
  Investment advisory fees..................................      70,946
  Administration fees.......................................      40,541
  Shareholder service fees..................................      50,686
  Custodian and fund accounting fees........................      53,887
  Transfer agent fees.......................................      14,239
  Registration and filing fees..............................       2,257
  Organizational expense....................................          42
  Legal fees................................................         703
  Other expenses............................................      41,752
                                                              ----------
    Total Expenses..........................................     275,053
  Less: Fee waivers and reimbursements......................    (170,797)
       Expenses paid by third parties.......................      (2,902)
                                                              ----------
Total Net Expenses..........................................     101,354
                                                              ----------
NET INVESTMENT INCOME.......................................     932,996
                                                              ----------
NET REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gain on investment transactions..............         383
  Net change in unrealized appreciation on investments......     188,064
                                                              ----------
Net realized/unrealized gains on investments................     188,447
                                                              ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $1,121,443
                                                              ==========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                YEAR ENDED
                                                        ---------------------------
                                                        FEBRUARY 28,   FEBRUARY 28,
                                                            1999           1998
                                                        ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...............................  $   932,996    $   672,144
  Net realized gains on investment transactions.......          383         37,910
  Net change in unrealized appreciation on
    investments.......................................      188,064        410,519
                                                        -----------    -----------
Change in net assets resulting from operations........    1,121,443      1,120,573
                                                        -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares..........................................     (932,992)      (672,117)
    K Shares..........................................           --            (27)
  Net realized gains from investment transactions:
    A Shares..........................................      (10,175)       (28,694)
                                                        -----------    -----------
Change in net assets from shareholder distributions...     (943,167)      (700,838)
                                                        -----------    -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.........................   12,621,230      4,473,013
  Dividends reinvested................................      750,691        558,840
  Cost of shares redeemed.............................   (7,702,998)    (6,603,381)
                                                        -----------    -----------
Change in net assets from capital share
  transactions........................................    5,668,923     (1,571,528)
                                                        -----------    -----------
Change in net assets..................................    5,847,199     (1,151,793)
NET ASSETS
  Beginning of Year...................................   14,262,911     15,414,704
                                                        -----------    -----------
  End of Year (including undistributed net investment
    income of $5,287 and $5,033, respectively)........  $20,110,110    $14,262,911
                                                        ===========    ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1999
--------------------------------------------------------------------------------

                                         MOODY'S/
                                            S&P
                                          RATINGS             MATURITY  PRINCIPAL       VALUE
             DESCRIPTION                (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
             -----------                -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- 99.0%
CALIFORNIA -- 96.5%
 ABAG Finance Authority For Nonprofit
 Corporations, California Certificates
 of Participation, Episcopal Homes
 Foundation...........................     NR/A-      4.625%  07/01/04  $1,465,000   $  1,505,287
 ABAG Financial Corporation,
 Certificates of Participation, Series
 A, Callable on 6/1/00 @102...........     NR/A       6.250%  06/01/11   1,000,000      1,040,000
 Alameda County Certificates of
 Participation, Capital Projects
 (AMBAC Insured), Callable 6/1/07
 @102.................................    Aaa/AAA     5.000%  06/01/22   4,780,000      4,720,250
 Alameda County Certificates of
 Participation, Santa Rita Jail
 Project (MBIA Insured), Callable on
 12/1/03 @102.........................    Aaa/AAA     5.700%  12/01/14   3,000,000      3,228,750
 Alameda County Water District,
 Certificates of Participation, Water
 Systems Project (FGIC Insured),
 Callable on 6/1/04 @102..............    Aaa/AAA     6.000%  06/01/15   2,515,000      2,835,662
 Bodega Bay Fire Protection District,
 Certificates of Participation, Fire
 Station Project, Callable on 10/1/14
 @102.................................    NR/BBB-     6.450%  10/01/31   1,185,000      1,336,087
 California Health Facilities
 Financing Authority, Adventist Health
 Systems West, Series B (MBIA
 Insured), Callable on 3/1/01 @102....    Aaa/AAA     6.500%  03/01/07   1,000,000      1,072,500
 California Health Facilities
 Financing Authority, Adventist Health
 Systems, Series A (MBIA Insured),
 Callable on 3/1/01 @102..............    Aaa/AAA     7.000%  03/01/13   1,000,000      1,081,250
 California Health Facilities
 Financing Authority, Kaiser
 Permanente Medical Care, Series A,
 Prerefunded on 12/1/00 @102..........     NR/NR      6.500%  12/01/20   1,000,000      1,075,000
 California Health Facilities
 Financing Authority, Kaiser
 Permanente, Series A (FSA Insured)...    Aaa/AAA     5.000%  06/01/07   2,500,000      2,656,250

---------------
See Notes to Financial Statements.

                                         MOODY'S/
                                            S&P
                                          RATINGS             MATURITY  PRINCIPAL       VALUE
             DESCRIPTION                (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
             -----------                -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Health Facilities
 Financing Authority, Sutter Health
 Facilities, Series C (FSA Insured),
 Callable 8/15/07 @102................    Aaa/AAA     5.125%  08/15/22  $3,000,000   $  3,007,500
 California Housing Finance Agency
 (AMT) (MBIA Insured), Callable on
 8/1/05 @102..........................    Aaa/AAA     6.100%  08/01/15   2,000,000      2,105,000
 California Housing Finance Agency
 (AMT) (MBIA Insured), Callable on
 8/1/07 @102..........................    Aaa/AAA     5.750%  02/01/29   3,000,000      3,116,250
 California Housing Finance Agency,
 Series B (AMT) (FHA Insured),
 Callable on 2/1/08 @101.5............    Aaa/AAA     5.400%  08/01/28   2,050,000      2,073,062
 California Housing Finance Authority
 (AMT) (MBIA Insured), Callable on
 8/1/07 @102..........................    Aaa/AAA     5.650%  08/01/17   2,750,000      2,842,812
 California Pollution Control
 Financing Authority, Pacific Gas &
 Electric Co., Series A (AMT),
 Callable on 6/1/02 @102..............    A1/AA-      6.625%  06/01/09   1,000,000      1,083,750
 California Pollution Control
 Financing Authority, Southern
 California Edison, Series A (AMT),
 Callable on 9/1/99 @102..............     NR/A+      6.900%  09/01/06   1,000,000      1,034,570
 California Pollution Control
 Financing Authority, Southern
 California Edison, Series B (AMT),
 Callable on 12/1/02 @102.............     A1/A+      6.400%  12/01/24   1,000,000      1,093,750
 California State Department of Water
 Revenue, Residential Central Valley
 Project, Series S, Callable on
 12/1/07 @101.........................    Aa2/AA      5.000%  12/01/17   2,000,000      2,010,000
 California State Department of Water
 Revenue, Central Valley Project,
 Series L, Callable on 6/1/03
 @101.5...............................    Aa2/AA      5.700%  12/01/16   4,500,000      4,798,125
 California State General Obligation
 Bond (FGIC-TCRS Insured), Callable on
 10/1/05 @101.........................    Aaa/AAA     5.250%  10/01/17   2,600,000      2,671,500
 California State Public Works Board,
 Department of Corrections, Series A
 (AMBAC Insured), Callable on 1/1/06
 @102.................................    Aaa/AAA     5.500%  01/01/10   2,000,000      2,180,000

---------------
See Notes to Financial Statements.

                                         MOODY'S/
                                            S&P
                                          RATINGS             MATURITY  PRINCIPAL       VALUE
             DESCRIPTION                (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
             -----------                -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California State Public Works Board
 Lease Revenue, Department of
 Corrections, State Prison, Series E,
 Callable on 6/1/04 @102..............     A2/A       5.500%  06/01/19  $7,970,000   $  8,308,725
 California State Unrefunded (AMBAC
 Insured) TCRS, Callable on 5/1/04
 @102.................................    Aaa/AAA     6.000%  05/01/12     210,000        232,837
 California Statewide Communities
 Development Authority Revenue,
 Certificates of Participation, John
 Muir/Mt. Diablo Health System (MBIA
 Insured), Callable on 8/15/07 @102...    Aaa/AAA     5.125%  08/15/17   3,000,000      3,048,750
 Capital Area Development Authority,
 Series A (MBIA Insured), Callable on
 4/1/02 @102..........................    Aaa/AAA     6.500%  04/01/12   1,000,000      1,098,750
 Central Valley Financing Authority,
 Cogeneration Project, Carson Ice,
 Callable on 7/1/03 @102..............    NR/BBB-     6.000%  07/01/09   3,000,000      3,217,500
 Chino Unified School District,
 Certificates of Participation,
 Convertible Capital Appreciation Land
 Acquisition, Series A (FSA Insured),
 Callable 3/29/99 @97.289 (Step
 Coupon), due 9/1/14..................    Aaa/AAA     2.520%* 09/01/14   1,280,000      1,328,000
 Contra Costa Water District, Series
 H, Callable 10/1/07 @100.............    A1/AA-      5.000%  10/01/22   4,000,000      3,950,000
 Del Mar Race Track Revenue Authority,
 Callable on 8/15/06 @102.............     NR/NR      6.000%  08/15/08   1,200,000      1,321,500
 Del Mar Race Track Revenue Authority,
 Callable on 8/15/06 @102.............     NR/NR      6.200%  08/15/11   1,000,000      1,105,000
 Del Mar Race Track Revenue Authority,
 Sinking Date 8/15/02 @100............     NR/NR      6.000%  08/15/06   1,000,000      1,085,000
 Duarte Certificates of Participation,
 City of Hope National Medical Center,
 Callable on 4/1/03 @102..............    Baa1/NR     6.000%  04/01/08   5,000,000      5,306,250
 East Bay Municipal Utility District
 Water System (FGIC Insured), Callable
 on 6/1/06 @102.......................    Aaa/AAA     5.000%  06/01/16   3,000,000      3,026,250
 Eastern Municipal Water District
 California Water and Sewer Revenue,
 Certificates of Participation (FGIC
 Insured), Sinking Date 7/1/09 @100...    Aaa/AAA     6.750%  07/01/12   1,000,000      1,231,250

---------------
See Notes to Financial Statements.

                                         MOODY'S/
                                            S&P
                                          RATINGS             MATURITY  PRINCIPAL       VALUE
             DESCRIPTION                (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
             -----------                -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Elsinore Valley Municipal Water
 District, Certificates of
 Participation, Series A (FGIC
 Insured), Sinking Date 7/1/10 @100...    Aaa/AAA     6.000%  07/01/12  $1,500,000   $  1,734,375
 Emeryville California Public
 Financing Authority, Redevelopment
 Project, Series A, Callable on 5/1/02
 @102.................................     NR/A-      6.500%  05/01/21     925,000        996,687
 Escondido Joint Powers Financing
 Authority Lease Revenue, California
 Center for the Arts (AMBAC Insured),
 Callable on 9/1/05 @102..............    Aaa/AAA     6.000%  09/01/18   1,500,000      1,653,750
 Foothill/Eastern Corridor Agency,
 California Toll Road Revenue Bond,
 Series A, Callable on 1/1/10 @100....   Baa/BBB-     6.000%  01/01/16   3,000,000      3,390,000
 Fremont Public Financing Authority,
 Local Improvement District 39R,
 Callable on 9/2/99 @102..............     NR/NR      6.000%  09/01/11   1,965,000      2,015,029
 Fresno Sewer, Series A-1 (AMBAC
 Insured), Sinking Date 9/1/11 @100...    Aaa/AAA     6.250%  09/01/14   5,000,000      5,893,750
 Industrial Urban Development Agency,
 Tax Allocation Transportation
 District, Project 3, Callable on
 11/1/02 @101.75......................     NR/A-      6.900%  11/01/16   1,000,000      1,095,000
 Long Beach Harbor Revenue (AMT) (MBIA
 Insured), Callable on 5/15/05 @102...    Aaa/AAA     5.375%  05/15/20   4,000,000      4,065,000
 Los Angeles Convention & Exhibition
 Center Authority, Series A (MBIA
 Insured).............................    Aaa/AAA     6.000%  08/15/10   3,000,000      3,461,250
 Los Angeles County Transportation,
 Community Sales Tax Revenue, Series
 B, Callable on 7/1/01 @102...........    A1/AA-      6.500%  07/01/13   2,500,000      2,696,875
 Los Angeles County, Sanitation
 District Financing Authority, Revenue
 Capital Projects, Series A, Callable
 on 10/1/03 @102......................     Aa/AA      5.375%  10/01/13   1,500,000      1,575,000
 Los Angeles Department of Water &
 Power, Callable on 4/15/03 @102......    Aa3/AA      5.750%  04/15/12   2,000,000      2,155,000
 Los Angeles General Obligation Bond,
 Series A (MBIA Insured), Callable on
 9/1/04 @102..........................    Aaa/AAA     6.000%  09/01/11   2,000,000      2,225,000
 Los Angeles Harbor Department, Series
 B (AMT), Callable on 8/1/02 @102.....    Aa3/AA      6.625%  08/01/25   2,000,000      2,187,500

---------------
See Notes to Financial Statements.

                                         MOODY'S/
                                            S&P
                                          RATINGS             MATURITY  PRINCIPAL       VALUE
             DESCRIPTION                (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
             -----------                -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Manhattan Beach Unified School
 District, Certificates of
 Participation, Convertible Capital
 Appreciation, Series B (MBIA
 Insured), Callable on 8/1/05 @102
 (Zero Coupon), due 8/1/20, 6.5%
 beginning 8/1/00.....................    Aaa/AAA     6.350%* 08/01/20  $2,000,000   $  1,980,000
 Metropolitan Water District, Southern
 California Waterworks, Series 1993A,
 Sinking Date 7/1/14 @100.............    Aa2/AA      5.750%  07/01/21   4,500,000      5,028,750
 Natomas Unified School District,
 Series A (MBIA Insured), Callable on
 9/1/03 @102..........................    Aaa/AAA     5.750%  09/01/17   1,000,000      1,076,250
 Northern California Transmission, Ore
 Transmission Project, Series A (MBIA
 Insured), Callable on 5/1/02 @102....    Aaa/AAA     6.250%  05/01/10   2,000,000      2,180,000
 Northridge Water District,
 Certificates of Participation (AMBAC
 Insured), Callable on 2/1/06 @102....    Aaa/AAA     5.250%  02/01/18   2,500,000      2,556,250
 Oakland California State Building
 Authority Lease Revenue, Elihu M.
 Harris, Series A (AMBAC Insured),
 Callable on 4/1/08 @101..............    Aaa/AAA     5.000%  04/01/17   1,000,000      1,006,250
 Orange County California Airport
 Revenue (AMT) (MBIA Insured),
 Callable on 7/1/07 @102..............    Aaa/AAA     5.500%  07/01/10   2,500,000      2,750,000
 Orange County California Airport
 Revenue (AMT) (MBIA Insured),
 Callable on 7/1/07 @102..............    Aaa/AAA     5.500%  07/01/11   4,000,000      4,365,000
 Orange County Community Facilities
 District, Special Tax No. 86-1 (FSA
 Insured), Callable on 8/15/99 @102...    Aaa/AAA     7.125%  08/15/17   1,500,000      1,553,685
 Pasadena Community Multi-Family
 Housing, Civic Center, Series A (AMT)
 (FSA Insured), Callable on 12/1/02
 @102.................................    Aaa/AAA     6.400%  12/01/12   2,500,000      2,650,000
 Port Oakland, Port Authority, Series
 H (AMT) (MBIA Insured), Callable on
 11/1/07 @102.........................    Aaa/AAA     5.500%  11/01/15   5,000,000      5,325,000
 Poway Certificates of Participation,
 Poinsettia Mobilehome Park (FSA
 Insured), Callable on 6/1/02 @102....    Aaa/AAA     6.375%  06/01/18   2,500,000      2,715,625

---------------
See Notes to Financial Statements.

                                         MOODY'S/
                                            S&P
                                          RATINGS             MATURITY  PRINCIPAL       VALUE
             DESCRIPTION                (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
             -----------                -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Rancho Water District Financing
 Authority (AMBAC Insured), Callable
 on 8/15/01 @101.5....................    Aaa/AAA     6.400%  08/15/04  $1,000,000   $  1,086,250
 Rancho Water District Financing
 Authority (FGIC Insured), Callable on
 11/1/05 @102.........................    Aaa/AAA     5.900%  11/01/15   2,000,000      2,212,500
 Riverside California Water Revenue,
 Callable on 10/1/08 @101.............     NR/AA      5.375%  10/01/11   1,500,000      1,621,875
 Sacramento Power Authority
 Cogeneration Project, Callable on
 7/1/06 @102..........................    NR/BBB-     5.875%  07/01/15   2,900,000      3,099,375
 San Diego Convention Center Expansion
 Financing Authority Lease, Series A
 (AMBAC Insured), Callable on 10/1/08
 @101.................................    Aaa/AAA     4.750%  04/01/28   2,000,000      1,915,000
 San Diego Special Tax Community
 Facilities District No. 1, Series B,
 Prerefunded on 9/1/05 @102...........     NR/NR      7.000%  09/01/15   2,000,000      2,390,000
 San Francisco Building Authority,
 General Service, Series A (MBIA
 Insured).............................    Aaa/AAA     5.000%  10/01/08   1,000,000      1,071,250
 San Francisco Bay Area Rapid
 Transportation District Sales Tax
 Revenue Unrefunded (FGIC Insured),
 Callable on 7/1/05 @101..............    Aaa/AAA     5.500%  07/01/20     610,000        638,212
 San Francisco California City &
 County Airport, Communuity
 International Airport, Issue 2 (MBIA
 Insured) Prefunded on 5/1/03 @102....    Aaa/AAA     6.750%  05/01/13   1,450,000      1,633,063
 San Francisco California City &
 County Airport, Communuity
 International Airport, Issue 2 (MBIA
 Insured) Prerefunded on 5/1/03
 @102.................................    NR/AAA      6.750%  05/01/13     280,000        318,500
 San Francisco City & County Airport,
 Community International Airport,
 Second Series Issue 10A (MBIA
 Insured), Callable on 5/1/03 @102....    Aaa/AAA     5.700%  05/01/26   3,000,000      3,183,750
 San Joaquin County Certificates of
 Participation, Capital Facilities
 Project (MBIA Insured), Sinking Date
 11/15/11 @100........................    Aaa/AAA     5.500%  11/15/13   1,750,000      1,931,563

---------------
See Notes to Financial Statements.

                                         MOODY'S/
                                            S&P
                                          RATINGS             MATURITY  PRINCIPAL       VALUE
             DESCRIPTION                (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
             -----------                -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 San Joaquin Hills Transportation
 Corridor Agency, Series A , Callable
 1/15/14 @102, (Zero Coupon), due
 11/15/12, 5.60% beginning 1/15/07....   Baa3/BBB-    5.570%* 01/15/16  $3,000,000   $  2,103,750
 San Jose California Redevelopment
 Agency Tax Allocation, Merged Area
 Redevelopment Project, Callable on
 8/1/08 @102..........................     A2/A       5.250%  08/01/29   5,000,000      5,062,500
 San Jose Financing Authority,
 Convention Center Project, Series C,
 Callable on 9/1/01 @102..............     A1/A+      6.400%  09/01/17   3,000,000      3,221,250
 San Jose Redevelopment Agency, Tax
 Allocation, Merged Area Redevelopment
 Project (MBIA Insured)...............    Aaa/AAA     6.000%  08/01/15   3,670,000      4,225,088
 San Mateo County California Joint
 Powers Authority Lease Revenue
 Capital Projects, Series A (FSA
 Insured), Callable on 7/15/08 @101...    Aaa/AAA     5.125%  07/15/32   2,000,000      2,010,000
 Santa Ana Financing Authority, Police
 Administration and Holding Facility,
 Series A (MBIA Insured), Callable on
 7/1/04 @102..........................    Aaa/AAA     5.625%  07/01/09   1,130,000      1,231,700
 Scotts Valley Unified School
 District, Series B (FGIC Insured),
 Callable 8/1/05 @102.................    Aaa/NR      5.375%  08/01/17   1,295,000      1,343,563
 Southern California Public Power
 Authority, Power Project.............      A/A       6.750%  07/01/13   1,000,000      1,220,000
 Southern California Rapid Transit
 District, Certificates of
 Participation, Workers Compensation
 Fund (MBIA Insured), Callable on
 1/1/01 @102.5........................    Aaa/AAA     6.000%  07/01/10   1,000,000      1,063,750
 Thousand Oaks Redevelopment Agency,
 Thousand Oaks Boulevard Redevelopment
 (MBIA Insured), Callable on 12/1/05
 @102.................................    Aaa/AAA     5.250%  12/01/08   1,370,000      1,483,025
 Thousand Oaks Redevelopment Agency,
 Thousand Oaks Boulevard Redevelopment
 (MBIA Insured), Callable on 12/1/05
 @102.................................    Aaa/AAA     5.400%  12/01/09   1,290,000      1,398,038
 Turlock Industrial Refunded Revenue
 District, Series A (MBIA Insured)....    Aaa/AAA     6.000%  01/01/09   2,000,000      2,285,000

---------------
See Notes to Financial Statements.

                                         MOODY'S/
                                            S&P
                                          RATINGS             MATURITY  PRINCIPAL       VALUE
             DESCRIPTION                (UNAUDITED)   RATE      DATE      AMOUNT       (NOTE 2)
             -----------                -----------   ----    --------  ---------      --------
MUNICIPAL BONDS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Union City Community Redevelopment
 Agency, Tax Allocation Redevelopment
 Project (AMBAC Insured), Callable on
 10/1/03 @102.........................    Aaa/AAA     5.850%  10/01/23  $1,250,000   $  1,339,063
 University of California, Hospital
 Medical Center (AMBAC Insured),
 Callable on 7/1/06 @101..............    Aaa/AAA     5.750%  07/01/24   5,000,000      5,375,000
 University of California, Hospital
 Medical Center (AMBAC Insured),
 Callable on 7/1/06 @101..............    Aaa/AAA     6.000%  07/01/26   3,000,000      3,296,250
 West Covina Redevelopment Agency,
 Community Facilities Special Tax,
 Fashion Plaza, Sinking Date 9/1/10
 @100.................................     NR/A       6.000%  09/01/17   3,000,000      3,363,750
 Westwood Unified School District,
 Callable on 8/1/06 @102..............    NR/BBB      6.500%  08/01/21   1,025,000      1,145,438
                                                                                     ------------
                                                                                      213,426,696
                                                                                     ------------
PUERTO RICO -- 2.5%
 Puerto Rico Electric Power Authority,
 Series U, Callable on 7/1/04 @102....   Baa1/BBB+    6.000%  07/01/14   5,000,000      5,500,000
                                                                                     ------------
 TOTAL INVESTMENTS -- 99.0% (COST
 $202,021,945)(a).....................                                                218,926,696
 OTHER ASSETS IN EXCESS OF
 LIABILITIES -- 1.0%..................                                                  2,259,992
                                                                                     ------------
 NET ASSETS -- 100.0%.................                                               $221,186,688
                                                                                     ============

---------------

Percentages indicated are baded on net assets of $221,186,688.

(a) Represents cost for Federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.....................................  $16,935,513
Unrealized depreciation.....................................      (30,762)
                                                              -----------
Net unrealized appreciation.................................  $16,904,751
                                                              ===========

AMBAC -- AMBAC Indemnity Corporation.
 AMT --  Interest on securities subject to Federal Alternative
         Minimum Tax.
FGIC --  Financial Guaranty Insurance Company.
 FHA --  Federal Housing Authority.
 FSA --  Financial Security Assurance Inc.
MBIA --  Municipal Bond Insurance Association.
TCRS --  Trust Certificate Receipts.
  NR --  No rating assigned by Moody's or S&P.

* Rate represents effective yield at date of purchase.
See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1999
--------------------------------------------------------------------------------

ASSETS:
 Investments in securities, at value (cost $202,021,945)....  $218,926,696
 Cash.......................................................       132,527
 Interest receivable........................................     2,851,438
 Receivable for capital shares sold.........................       124,558
 Prepaid expenses...........................................           923
                                                              ------------
Total Assets................................................   222,036,142
                                                              ------------
LIABILITIES:
 Dividends payable..........................................       274,949
 Payable for capital shares redeemed........................       311,647
 Investment advisory fees payable...........................        51,268
 Administration fees payable................................        34,297
 Shareholder service fees payable (A Shares)................        42,274
 Custodian and fund accounting fees payable.................        30,285
 Transfer agent fees payable................................        24,168
 Distribution fees payable (B Shares).......................         2,005
 Legal fees payable.........................................         3,439
 Other accrued expenses.....................................        75,122
                                                              ------------
Total Liabilities...........................................       849,454
                                                              ------------
NET ASSETS..................................................  $221,186,688
                                                              ============
Net Assets:
 A Shares...................................................  $218,752,961
 B Shares...................................................     2,433,727
                                                              ------------
Total.......................................................  $221,186,688
                                                              ============
Shares Outstanding ($0.001 par value, 200 million shares
 authorized):
 A Shares...................................................    28,770,060
 B Shares...................................................       319,865
                                                              ------------
Total.......................................................    29,089,925
                                                              ============
NET ASSET VALUE:
 A Shares -- Net asset value and redemption price per
   share....................................................  $       7.60
                                                              ============
 Maximum Sales Charge (A Shares)............................          4.75%
 Maximum Offering Price (A Shares) (Net Asset Value of A
   Shares/(100% -- Maximum Sales Charge))...................  $       7.98
                                                              ============
 B Shares -- Net asset value, offering price and redemption
   price per share..........................................  $       7.61
                                                              ============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $     29,090
 Additional paid-in capital.................................   203,606,259
 Accumulated undistributed net investment income............       291,778
 Accumulated net realized gains on investment
   transactions.............................................       354,810
 Net unrealized appreciation on investments.................    16,904,751
                                                              ------------
NET ASSETS, FEBRUARY 28, 1999...............................  $221,186,688
                                                              ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest..................................................  $12,253,831
                                                              -----------
EXPENSES:
  Investment advisory fees..................................      687,688
  Administration fees.......................................      458,461
  Shareholder service fees (A Shares).......................      570,875
  Shareholder service fees (B Shares).......................        2,198
  Distribution fees (B Shares)..............................        6,593
  Custodian and fund accounting fees........................      105,975
  Transfer agent fees.......................................      170,733
  Printing fees.............................................       55,811
  Legal fees................................................        8,420
  Other expenses............................................       79,181
                                                              -----------
    Total Expenses..........................................    2,145,935
Less: Expenses paid by third parties........................       (5,515)
                                                              -----------
Total Net Expenses..........................................    2,140,420
                                                              -----------
NET INVESTMENT INCOME.......................................   10,113,411
                                                              -----------
NET REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gain on investment transactions..............    2,446,540
  Net change in unrealized appreciation on investments......    1,309,875
                                                              -----------
Net realized/unrealized gains on investments................    3,756,415
                                                              -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $13,869,826
                                                              ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              YEAR ENDED
                                                      ---------------------------
                                                      FEBRUARY 28,   FEBRUARY 28,
                                                          1999           1998
                                                      ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.............................  $10,113,411    $ 10,401,567
  Net realized gains on investment transactions.....    2,446,540       2,654,339
  Net change in unrealized appreciation on
    investments.....................................    1,309,875       6,125,217
                                                      ------------   ------------
Change in net assets resulting from operations......   13,869,826      19,181,123
                                                      ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares........................................  (10,081,160)    (10,401,540)
    B Shares........................................      (32,256)             --
    K Shares........................................           --             (27)
  Net realized gains from investment transactions:
    A Shares........................................   (4,298,874)       (414,788)
    B Shares........................................      (25,431)             --
                                                      ------------   ------------
Change in net assets from shareholder
  distributions.....................................  (14,437,721)    (10,816,355)
                                                      ------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.......................   62,888,237      31,684,108
  Dividends reinvested..............................    9,359,233       6,597,508
  Cost of shares redeemed...........................  (64,477,863)    (53,772,246)
                                                      ------------   ------------
Change in net assets from capital share
  transactions......................................    7,769,607     (15,490,630)
                                                      ------------   ------------
Change in net assets................................    7,201,712      (7,125,862)
NET ASSETS
  Beginning of Year.................................  213,984,976     221,110,838
                                                      ------------   ------------
  End of Year (Including undistributed net
    investment income of $291,778 and $291,783,
    respectively.)..................................  $221,186,688   $213,984,976
                                                      ============   ============

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1999, the Company operated as a series company comprising seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon National Municipal Bond Fund (the "National Municipal Bond Fund") and the Pacific Horizon California Municipal Bond Fund (the "California Municipal Bond Fund") (formerly, Pacific Horizon California Tax-Exempt Bond Fund), collectively the "Funds", individually the "Fund." The Funds offer A Shares and effective July 15, 1998, the California Municipal Bond Fund began offering B Shares. A Shares have a Shareholder Services Plan and B Shares have a Distribution and Shareholder Services plan. B Shares of the California Municipal Bond Fund held for 8 years will automatically convert into A Shares of the California Municipal Bond Fund.

The investment objectives of the Funds are as follows:

    The Funds seek to achieve a high level of current income exempt from Federal income tax and in the case of the California Municipal Bond Fund, exempt from California State personal income tax as well, as is consistent with prudent investment management and preservation of capital.

Adviser and Administrator

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation ("BankAmerica"), serves as the Funds' investment adviser and administrator.

    On October 1, 1998, BankAmerica, the Adviser's and Administrator's parent company, completed its merger with NationsBank Corporation. The combined company operates under the name BankAmerica. BankAmerica continues to serve the Funds on terms described in Note 3.

    Bank of America entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by BONY for these services.

Distributor and Transfer Agent

    Provident Distributors, Inc. ("PDI"), serves as principal underwriter and distributor of shares of the funds. PFPC serves as the Funds' transfer agent and dividend disbursing agent.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The Funds value portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and ask prices on the date of valuation. Bid price is used when no ask price is available. The Funds may also use an independent pricing service, approved by the Board of Directors, to value certain of its securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premiums, is accrued daily. Realized gains and losses from security transactions are recorded on an identified cost basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month after the trade date.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The National Municipal Bond Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized by the Fund on a straight line basis over five years.

    The National Municipal Bond Fund and the California Municipal Bond Fund maintain a cash balance with their custodian and receive a reduction of their custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1999, custodian fees and expenses paid by third parties were increased by $2,902 and $5,515, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in income producing assets if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income is declared as a dividend daily, and paid monthly, to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1999, the following reclassifications were made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                                           ACCUMULATED UNDISTRIBUTED
                                                             NET INVESTMENT INCOME
                                                           -------------------------
National Municipal Bond Fund.............................            $250

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute at least annually, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Funds have an Investment Advisory and Administration Agreement with Bank of America. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Funds, which is accrued daily and payable monthly, at an annual rate of 0.35% and 0.30% of the National Municipal Bond Fund's and California Municipal Bond Fund's average daily net assets, respectively. For the year ended February 28, 1999, Bank of America waived all of Investment Advisory fees from the National Municipal Bond Fund. Pursuant to the terms of the Administration Agreement, Bank of America is entitled to a fee from the Funds, which is accrued daily and payable monthly, at an annual rate of 0.20% of the average daily net assets of the National Municipal Bond Fund and California Municipal Bond Fund. For the year ended February 28, 1999, Bank of America waived a portion of administrative fees totaling $37,247 for the National Municipal Bond Fund. For the year ended February 28, 1999, Bank of America reimbursed $11,919 of operating expenses of the National Municipal Bond Fund.

    For the year ended February 28, 1999, PDI advised the Funds that it retained $17,642, respectively from commissions earned on sales of the California Municipal Bond Fund's shares. For the same period, Bank of America and its affiliates advised the Funds that they retained $11,939 and $22,898, respectively, from commissions earned on sales of the National Municipal Bond Fund's and California Municipal Bond Fund's shares, respectively.

    The Funds have a Shareholder Services Plan (the "Plan") under which each Fund pays for shareholder servicing expenses related to the Funds' shares. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of each Fund's average daily net assets for A Shares. The Plan provides that if, in any month, the fees paid to PDI are less than the costs incurred by PDI, the excess costs will included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred. For the year ended February 28, 1999, the National Municipal Bond Fund and California Municipal Bond Fund incurred charges of $50,686 and $570,875, respectively, pursuant to the Plan. The Funds were advised that of these amounts, PDI retained $162,980 from the California Municipal Bond Fund, and affiliates of Bank of America retained $361,875 from the California Municipal Bond Fund. For the year ended February 28, 1999, PDI waived $50,685 for the National Municipal Bond Fund.

    The Funds have adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act, under which the B Shares of the California Municipal Bond Fund pay Bank of America for costs incurred in connection with distribution of the B Shares and for shareholder servicing fees to Service Organizations. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund's B Shares. The California Municipal Bond Fund incurred charges of $8,791, pursuant to the Plan for the period July 15, 1998 (inception date) to February 28, 1999.

    For the year ended February 28, 1999, PFPC earned $14,239 and $170,733 from the National Municipal Bond Fund and California Municipal Bond Fund, respectively, for transfer agency and dividend disbursing agency services performed.

    A partner of Drinker Biddle & Reath LLP ("DBR") serves as Secretary of the Company. Legal fees earned by DBR for the year ended February 28, 1999 are stated in the statement of operations.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $60,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives an annual retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's Chairman of the Board is entitled to an annual salary of $40,000 for services as Chairman of the Board.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director, will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however, a Director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a Director should be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $1,881 and $1,222 for the National Municipal Bond Fund and California Municipal Bond Fund, respectively, for the year ended February 28, 1999. A Director who came into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the year ended February 28, 1999, the cost of purchases and the proceeds from sales of the National Municipal Bond Fund's portfolio securities (excluding short-term investments) amounted to $18,172,138 and $11,956,395, respectively, and the cost of purchases and the proceeds from sales of California Municipal Bond Fund's portfolio securities (excluding short-term investments) amounted to $97,286,197 and $95,874,781, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in capital shares for the Funds are summarized below:

                                                                   NATIONAL MUNICIPAL BOND FUND
                                                              ---------------------------------------
                                                                            YEAR ENDED
                                                              FEBRUARY 28, 1999    FEBRUARY 28, 1998
                                                              ------------------   ------------------
                                                              SHARES     AMOUNT    SHARES     AMOUNT
                                                              -------   --------   -------   --------
A SHARES (000's)
 Issued.....................................................   1,201    $12,621      432     $ 4,473
 Reinvested.................................................      71        751       54         558
 Redeemed...................................................    (729)    (7,703)    (645)     (6,602)
                                                               -----    -------     ----     -------
Net increase/(decrease).....................................     543    $ 5,669     (159)    $(1,571)
                                                               =====    =======     ====     =======
K SHARES (a)
 Issued.....................................................      --    $    --       --     $    --
 Reinvested.................................................      --         --        3          31
 Redeemed...................................................      --         --     (106)     (1,096)
                                                               -----    -------     ----     -------
Net increase/(decrease).....................................      --    $    --     (103)    $(1,065)
                                                               =====    =======     ====     =======

                                                                 CALIFORNIA MUNICIPAL BOND FUND
                                                              -------------------------------------
                                                                           YEAR ENDED
                                                              FEBRUARY 28, 1999   FEBRUARY 28, 1998
                                                              -----------------   -----------------
                                                              SHARES    AMOUNT    SHARES    AMOUNT
                                                              ------   --------   ------   --------
A SHARES (000's)
 Issued.....................................................  7,925    $ 60,153   4,291    $ 31,684
 Reinvested.................................................  1,220       9,312     885       6,597
 Redeemed...................................................  (8,401)   (64,141)  (7,234)   (53,771)
                                                              ------   --------   ------   --------
Net increase/(decrease).....................................    744    $  5,324   (2,058)  $(15,490)
                                                              ======   ========   ======   ========
B SHARES (000's)(b)
 Issued.....................................................    358    $  2,735      --          --
 Reinvested.................................................      6          47      --          --
 Redeemed...................................................    (44)       (336)     --          --
                                                              ------   --------   ------   --------
Net increase................................................    320    $  2,446      --          --
                                                              ======   ========   ======   ========
K SHARES (a)
 Issued.....................................................     --          --      --    $     --
 Reinvested.................................................     --          --       4          31
 Redeemed...................................................     --          --    (146)     (1,094)
                                                              ------   --------   ------   --------
Net increase/(decrease).....................................     --          --    (142)   $ (1,063)
                                                              ======   ========   ======   ========

---------------

(a) During the fiscal year ended February 28, 1998 the Funds' former administrator redeemed 106 shares and 146 shares, respectively, of K Shares of National Municipal Bond Fund and California Municipal Bond Fund valued at $1,096 and $1,094, respectively, which resulted in a complete liquidation of this class of shares.

(b) Period from July 15, 1998 (inception date) to February 28, 1999.

NOTE 7 -- CONCENTRATION OF CREDIT RISK

    The California Municipal Bond Fund invests substantially all of its assets in a diversified portfolio of tax-exempt debt obligations primarily consisting of issuers in the State of California. The issuers' ability to meet their obligations may be affected by California economic or political developments.

    The National Municipal Bond Fund invests substantially all of its assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentality's, and political sub-divisions.

    The Funds had the following concentrations by type of obligation at February 28, 1999 (as a percentage of total investments).

                                                             NATIONAL    CALIFORNIA
                                                             MUNICIPAL   MUNICIPAL
                                                               BOND         BOND
                                                             ---------   ----------
Airport Facilities.........................................      9.9%        6.6%
Certificates of Participation..............................      0.4         6.2
Education..................................................      6.0         2.0
General Obligations........................................      1.9         2.2
Health & Medical Facilities................................      8.1         7.2
Home Building and Land Development.........................      3.0         5.8
Industrial Development.....................................      3.1         1.2
Leases.....................................................      1.3         3.9
Leasing....................................................       --         1.9
Municipal Bonds & Notes....................................       --         1.2
Pollution Control Revenue & Industrial Development.........      4.6         8.1
Power Projects.............................................       --         2.0
Property Redevelopment.....................................      1.1         1.5
Public Facilities..........................................       --         5.9
Revenue....................................................     32.2        28.6
Sales Tax Revenue..........................................      0.3         1.2
Sewer Projects.............................................      0.8          --
Tax Revenue Anticipation Notes.............................      4.5         3.0
Transportation.............................................      9.5         1.8
Utilities..................................................      6.6         2.5
Water & Power Projects.....................................      6.7         7.2
                                                               -----       -----
                                                               100.0%      100.0%
                                                               =====       =====

NOTE 8 --

    The Board of Directors of the Pacific Horizon Funds, Inc. has approved Agreements and Plans of Reorganization ("Agreements") between Pacific Horizon Funds, Inc. and Nations Institutional Reserves and Nations Fund Trust. The Agreements, which are part of a broader reorganization of Pacific Horizon Funds,

Inc. into the Nations family of funds, provide for the transfer of all of the assets of the Pacific Horizon National Municipal Bond Fund and Pacific Horizon California Municipal Bond Fund ("Funds") to the Nations Municipal Income Fund and the Nations California Municipal Bond Fund, respectively, in exchange solely for the number of shares of the Nations Municipal Income Fund and the Nations California Municipal Bond Fund, respectively, having the same aggregate net asset value as the outstanding shares of Class A of the Pacific Horizon National Municipal Bond Fund and Class A and Class B of the Pacific Horizon California Municipal Bond Fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective. The Agreements also provide for the assumption by the Nations Municipal Income Fund and Nations California Municipal Bond Fund of all of the liabilities of each of these Funds. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority of the outstanding shares of each of the Funds of Pacific Horizon Funds, Inc. at a Special Meeting of Shareholders ("Meeting") is scheduled to be held on May 3, 1999. A detailed description of the proposed transactions and voting information will be sent to shareholders of the Funds on or about February 12, 1999. If the Agreements are approved at the Meeting, the Reorganization of the Pacific Horizon National Municipal Bond Fund is expected to become effective on or about May 14, 1999 and the Pacific Horizon California Municipal Bond Fund is expected to become effective on or about May 21, 1999.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                      YEAR ENDED
                                   --------------------------------------------------------------------------------
                                   FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                     1999(B)            1998           1997(A)            1996             1995
                                   ------------     ------------     ------------     ------------     ------------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...............     $10.52           $10.18           $10.15           $ 9.64          $  9.89
                                      ------           ------           ------           ------          -------
Income from Investment
 Operations:
 Net investment income...........       0.48             0.50             0.50             0.54             0.50
 Net realized and unrealized
   gains/(losses) on investment
   transactions..................       0.08             0.36             0.06             0.51            (0.25)
                                      ------           ------           ------           ------          -------
Total income from investment
 operations......................       0.56             0.86             0.56             1.05             0.25
                                      ------           ------           ------           ------          -------
Less Dividends and Distributions:
 Dividends to shareholders from
   net investment income.........      (0.48)           (0.50)           (0.50)           (0.54)           (0.50)
 Distributions to shareholders
   from net realized gains on
   investment transactions.......      (0.01)           (0.02)           (0.03)              --               --
                                      ------           ------           ------           ------          -------
Total Dividends and
 Distributions...................      (0.49)           (0.52)           (0.53)           (0.54)           (0.50)
                                      ------           ------           ------           ------          -------
Net change in net asset value per
 share...........................       0.07             0.34             0.03             0.51            (0.25)
                                      ------           ------           ------           ------          -------
NET ASSET VALUE PER SHARE, END OF
 YEAR............................     $10.59           $10.52           $10.18           $10.15          $  9.64
                                      ======           ======           ======           ======          =======
Total return (excludes sales
 charge).........................       5.43%            8.65%            5.66%           11.16%            2.78%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)....................     $   20           $   14           $   15           $   12          $     3
 Ratio of expenses to average net
   assets........................       0.50%            0.50%            0.49%            0.12%            0.00%
 Ratio of net investment income
   to average net assets.........       4.60%            4.84%            4.96%            5.24%            5.30%
 Ratio of expenses to average net
   assets*.......................       1.36%**          1.60%**          2.22%**          2.71%**         17.46%
 Ratio of net investment
   income/(loss) to average net
   assets*.......................       3.76%            3.74%            3.25%            2.65%          (12.16)%
 Portfolio turnover rate.........         61%              36%              12%              38%              20%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  During the years ended February 28, 1999, 1998 and 1997 and
     February 29, 1996, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Adviser merged with NationsBank Corporation.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                           YEAR ENDED
                                        --------------------------------------------------------------------------------
                                        FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                          1999(D)            1998           1997(A)            1996             1995
                                        ------------     ------------     ------------     ------------     ------------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING
 OF YEAR..............................     $ 7.64           $ 7.35           $ 7.45           $ 7.12           $ 7.49
                                           ------           ------           ------           ------           ------
Income from Investment Operations:
 Net investment income................       0.34             0.35             0.36             0.37             0.38
 Net realized and unrealized gains
   (losses) on investment
   transactions.......................       0.10             0.29            (0.05)            0.33            (0.37)
                                           ------           ------           ------           ------           ------
Total income from investment
 operations...........................       0.44             0.64             0.31             0.70             0.01
                                           ------           ------           ------           ------           ------
Less Dividends and Distributions:
 Dividends to shareholders from net
   investment income..................      (0.34)           (0.35)           (0.36)           (0.37)           (0.38)
 Distributions to shareholders from
   net realized gains on investment
   transactions.......................      (0.14)              --            (0.05)              --               --
                                           ------           ------           ------           ------           ------
Total Dividends and Distributions.....      (0.48)           (0.35)           (0.41)           (0.37)           (0.38)
                                           ------           ------           ------           ------           ------
Net change in net asset value per
 share................................      (0.04)            0.29            (0.10)            0.33            (0.37)
                                           ------           ------           ------           ------           ------
NET ASSET VALUE PER SHARE, END OF
 YEAR.................................     $ 7.60           $ 7.64           $ 7.35           $ 7.45           $ 7.12
                                           ======           ======           ======           ======           ======
Total return (excludes sales
 charge)..............................       5.94%            9.18%            4.29%           10.12%            0.36%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).........................     $  219           $  214           $  221           $  221           $  195
 Ratio of expenses to average net
   assets.............................       0.93%            0.90%            0.90%            0.94%            0.95%
 Ratio of net investment income to
   average net assets.................       4.42%            4.74%            4.88%            5.11%            5.43%
 Ratio of expenses to average net
   assets*............................       (b)(c)            1.06%**         1.10%**          1.14%**          1.15%
 Ratio of net investment income to
   average net assets*................         (c)            4.58%            4.68%            4.91%            5.23%
 Portfolio turnover rate..............         42%              28%              34%              57%              20%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  During the years ended February 28, 1998 and 1997 and
     February 29, 1996, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
(b)  Fees paid by third parties had no effect on the ratios.
(c) There were no fee waivers or expense reimbursements during the year.
(d) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Adviser merged with NationsBank Corporation.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                               1999(a)(b)
                                                              ------------
B SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............     $ 7.61
                                                                 ------
Income from Investment Operations:
 Net investment income......................................       0.16
 Net realized and unrealized gains on investment
   transactions.............................................       0.14
                                                                 ------
Total income from investment operations.....................       0.30
                                                                 ------
Less Dividends and Distributions:
 Dividends to shareholders from net investment income.......      (0.16)
 Distributions to shareholders from net realized gains on
   investment
   transactions.............................................      (0.14)
                                                                 ------
Total Dividends and Distributions...........................      (0.30)
                                                                 ------
Net change in net asset value per share.....................         --
                                                                 ------
NET ASSET VALUE PER SHARE, END OF PERIOD....................     $ 7.61
                                                                 ======
Total return (excludes sales charge)........................       4.09%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (millions).....................     $    2
 Ratio of expenses to average net assets....................       1.70%(d)
 Ratio of net investment income to average net assets.......       3.67%(d)
 Ratio of expenses to average net assets*...................       1.71%**(c)(d)
 Ratio of net investment income to average net assets*......       3.67%(c)(d)
 Portfolio turnover rate....................................         42%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** During the period ended February 28, 1999, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a)  Period from July 15, 1998 (inception date) to February 28,
     1999.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Adviser merged with NationsBank Corporation.
(c) There were no fee waivers or expense reimbursements during the year.
(d)  Annualized.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon National Municipal Bond Fund and Pacific Horizon California Municipal Bond Fund (formerly "Pacific Horizon California Tax-Exempt Bond Fund") (two of the portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As explained in Note 8, the Board of Directors of the Pacific Horizon Funds, Inc. has approved an agreement and plan of reorganization between Pacific Horizon Funds, Inc. and Nations Institutional Reserves and Nations Fund Trust. A Special Meeting of Shareholders of the Funds is scheduled to be held on May 3, 1999 to seek approval of the merger of Pacific Horizon National Municipal Bond Fund and Pacific Horizon California Municipal Bond Fund and Nations Municipal Income Fund and Nations California Municipal Bond Fund, respectively.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
April 22, 1999

For more information, complete the following form and mail it to:

                          Pacific Horizon Funds, Inc.
                                  PO Box 8968
                           Wilmington, DE 19899-8968

 ................................................................................
First Name                                  Last Name

 ................................................................................
Street Address

 ................................................................................
City                             State                   Zip Code

 ................................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ................................................................................
 Name of Broker

 ................................................................................
 Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

 Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.


     PACIFIC HORIZON FUNDS

     [ ] International Equity Fund   [ ] Intermediate Bond Fund
     [ ] Aggressive Growth Fund      [ ] U.S. Government Securities Fund
     [ ] Blue Chip Fund              [ ] Short-Term Government Fund
     [ ] Capital Income Fund         [ ] National Municipal Bond Fund
     [ ] Asset Allocation Fund       [ ] California Municipal Bond Fund
     [ ] Flexible Income
                               Money Market Funds
     [ ] Prime Fund                  [ ] Treasury Only Fund
     [ ] Treasury Fund               [ ] Tax-Exempt Money Fund
     [ ] Government Fund             [ ] California Tax-Exempt Money Market Fund


Additional Comments:

 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                  New York, NY
                                Permit No. 8048
                          [PACIFIC HORIZON FUNDS LOGO]

                    Provident Distributor, Inc., Distributor
PH7-4004 4/99

                   PACIFIC HORIZON TAXABLE MONEY MARKET FUNDS

                   PACIFIC HORIZON TAXABLE MONEY MARKET FUNDS
                                 ANNUAL REPORT
                               February 28, 1999

                                   Prime Fund

                                 Treasury Fund

                                Government Fund

                               Treasury Only Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
      --------------------------------------------------------------------------

                                                   Contents

                                      FUND FACTS                       2-3
                                      UNDERSTANDING YOUR SHAREHOLDER
                                        REPORT                         4-6
                                      ECONOMIC REVIEW FROM THE
                                        INVESTMENT ADVISER             8-9
                                      PORTFOLIO OF INVESTMENTS         10-26
                                      STATEMENTS OF ASSETS
                                        AND LIABILITIES                27
                                      STATEMENTS OF OPERATIONS         28
                                      STATEMENTS OF CHANGES
                                        IN NET ASSETS                  30-31
                                      NOTES TO FINANCIAL
                                        STATEMENTS                     32-42
                                      FINANCIAL HIGHLIGHTS             43-59
                                      REPORT OF INDEPENDENT
                                        ACCOUNTANTS                       60

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value, but offer no growth potential.

---------------------------------------------------------------------------
            FUND NAME                        INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ...........................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ...........................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ...........................................................................
 Capital Income                     Total Investment Return
 ...........................................................................
 Asset Allocation                   Long-Term Growth
 ...........................................................................
 Flexible Income                    High Current Income
 (formerly Corporate Bond)
 ...........................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ...........................................................................
 U.S. Government Securities         High Level of Current Income
 ...........................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ...........................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ...........................................................................
 California Municipal Bond*         High Level of Federal and California
 (formerly California Tax-Exempt    Tax-Free Current Income
 Bond)
 ...........................................................................
 Money Market Funds+                Current Income, Stable Share Price and
 - Prime                            Daily Liquidity
 - Treasury
 - Government
 - Treasury Only
 ...........................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                 Federal Tax-Free Current Income, Stable
                                    Share Price and Daily Liquidity
 - California Tax-Exempt Money      Federal and California Tax-Free Current
   Market                           Income, Stable Share Price and Daily
                                    Liquidity

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.
[TABLE OF CONTENTS GRAPHIC]

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.
[FUND OVERVIEW GRAPHIC]

The Financial Statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

[PORTFOLIO OF INVESTMENTS GRAPHICS]

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

[STATEMENTS OF ASSETS AND LIABILITIES GRAPHIC]

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

[STATEMENT OF OPERATIONS GRAPHIC]

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

[STATEMENTS OF CHANGES IN NET ASSETS GRAPHIC]

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The past 12 months will be remembered as one of the most volatile periods in financial market history. The crisis in Asia, the Russian default and the devaluation of the Brazilian Real caused dramatic swings in equity valuations, interest rates, and spreads and commodity prices. The Federal Reserve, in order to calm the markets and restore liquidity, lowered short term interest rates by 0.75%. The Dow Jones Industrial Average* after dropping to 7,539, rebounded to close the period at 9,306. The yield on the benchmark 10-year U.S. Treasury Note which was at 5.16% on 3/19/99, fluctuated over a 1.2% range with a high of 5.81% on 4/29/98 and low of 4.16% on 10/5/98. Spreads on 10-year "A" rated finance debt over 10-year U.S. Treasuries started the period at a spread of 0.75% and widened to as much as 1.45% only to end the period at 1.05% over comparable maturity U.S. Treasury notes. International turmoil and the Asian recession also took its toll on commodities. Demand for oil all but evaporated and crude oil prices declined from almost $18.00 a barrel to just under $11.50 a barrel only to rebound to $15.00 on strong U.S. growth and expectations of and a quick recovery in Asia.

Throughout this turmoil, the U.S. remained an "oasis of prosperity" with the U.S. Gross Domestic Product growing at an estimated 4.3% for 1998. The U.S. consumer, unfazed by the recent volatility, continued to spend, pushing the economy through its ninth year of expansion.

Unemployment remained near historical lows and there was continued strength in real disposable income that translated into a high level of consumer confidence. At the same time, the industrial side of the economy, burdened by slower exports as well as the effects of the strong dollar, remained sluggish.

Inflation, as measured by the Consumer Price Index (CPI), remained benign over the past year, increasing only 1.6% in 1998. Huge declines in commodities and weakness on the manufacturing side of the economy offset relatively full employment and money supply growth.

Despite turmoil abroad, the U.S. equity markets, as tracked by the Standard & Poor's 500 Composite Stock Price Index**, posted a solid return of 18.01%. Unfortunately, the Russell 2000*** proved that not all stocks are created equal with a negative return of (15.06%) over the same period. While an era of consolidation and low inflation should bode well for large cap stocks, we doubt that this can continue.

The fixed income markets also put in a strong performance for the past 12 months, with the benchmark Salomon Smith Barney Broad Investment-Grade (BIG) Index# posting a positive return of 6.31%. The top performing sector for the period was U.S. agency debt which outperformed comparable maturity U.S. Treasuries by 0.44% followed by U.S. agency mortgage-backed securities which outperformed by 0.28%. The worst performing sector was U.S. corporate bonds which underperformed U.S. Treasuries by 0.60% with "AA", "A", and "BBB" rated corporate debt underperforming by 0.03%, 0.27%, and 1.61% respectively.

OUTLOOK FOR 1999

While the consensus of Wall Street economists is for a growth rate of 3.5% in 1999, we believe the risk is faster than anticipated growth because of the momentum of the U.S. economy. The wildcard over the next year is the timing of Asia's economic turnaround.

Asia remains a big question mark, with many economists calling for a "v" shaped recovery. Although we believe the Asian economies have bottomed, we suspect that the recovery in the region will be slower than anticipated. While Korea has recently shown strength in industrial production and exports, Japan, which constitutes two-thirds of the region's GDP, continues to show signs of weakness. If Japan chooses to monetize their debt by printing currency, they may cause another round of devaluations in the region. China has stated their intentions to maintain the value of the Yuan, but if they fail to meet their growth targets and the Yen declines substantially in value, all bets are off.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management

---------------
  * The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

 ** The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization-weighted index consisting of 500 common stocks that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unavailable for investment.

*** The Russell 2000 Growth Index is a widely used unmanaged index which measures the performance of small-cap stocks and cannot be invested in directly.

  # The BIG Index is market-capitalization weighted and includes fixed-rate
    Treasury, Government-sponsored, mortgage and investment-grade corporates with a maturity of one year or longer. The minimum amount outstanding for US Treasury and mortgage issues is $1 billion for both entry and exit. For Government sponsored and corporate issues the entry and exit amounts are $100 million.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1999
--------------------------------------------------------------------------------

                                            RATINGS
                                          ASSIGNED BY                                         AMORTIZED
                                          N.R.S.R.O.             MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)    RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------    ----    --------    ---------        ---------
BANK NOTES -- 2.9%
DOMESTIC -- 2.9%
 First Union National Bank of North
 Carolina, Quarterly Variable Rate
 (final maturity 11/23/99)*.............   A1/P1         5.03%   05/19/99   $ 50,000,000   $    50,000,000
 Key Bank N.A., Daily Variable Rate
 (final maturity 9/16/99)*..............   A1/P1         4.98%   03/01/99    100,000,000        99,978,939
 Key Bank N.A., Quarterly Variable Rate
 (final maturity 10/29/99)*.............   A1/P1         4.99%   04/29/99     50,000,000        50,000,000
 Morgan Guaranty Trust Company, New
 York, Monthly Variable Rate (final
 maturity 9/27/99)*.....................   A1+/P1       4.889%   03/29/99    100,000,000        99,972,078
 Morgan Guaranty Trust Company, New
 York, Monthly Variable Rate (final
 maturity 10/15/99)*....................   A1+/P1       4.936%   03/15/99     50,000,000        49,990,758
 PNC Bank N.A., Monthly Variable Rate
 (final maturity 10/13/99)*.............   A1/P1        4.936%   03/15/99     50,000,000        49,993,972
 U.S. Bank N.A., Monthly Variable Rate
 (final maturity 9/15/99)*..............   A1/P1        4.888%   03/17/99     50,000,000        49,997,327
                                                                                           ---------------
Total Bank Notes (Amortized Cost
 $449,933,074)..........................                                                       449,933,074
                                                                                           ---------------
CERTIFICATES OF DEPOSIT -- 13.3%
EURO -- 0.9%
 Abbey National PLC.....................   A1+/P1        4.95%   04/06/99     50,000,000        50,000,427
 Bank of Scotland.......................   A1/P1         4.90%   05/11/99     47,000,000        47,000,855
 Westdeutsche Landesbank Girozentrale,
 London.................................   A1+/P1        4.94%   04/08/99     50,000,000        50,000,000
                                                                                           ---------------
                                                                                               147,001,282
                                                                                           ---------------
YANKEE -- 12.4%
 Australia New Zealand Banking Group
 Ltd. ..................................   A1+/P1        5.04%   01/14/00     50,000,000        50,000,000
 Bank Austria A.G. .....................   A1+/P1       5.075%   12/31/99    100,000,000        99,979,861
 Bank of Nova Scotia, New York..........   A1+/P1        5.16%   02/25/00     50,000,000        49,980,949
 Banque Paribas, New York...............   A1/P1         5.66%   03/01/99     90,000,000        90,000,000
 Banque Paribas, New York...............   A1/P1         5.73%   03/29/99     50,000,000        49,998,164
 Bayerische Hypo-Und Vereinsbank A.G.,
 New York...............................   A1+/P1        5.01%   02/07/00     25,000,000        24,989,806
 Bayerische Hypo-Und Vereinsbank A.G.,
 New York...............................   A1+/P1       5.075%   02/09/00     50,000,000        49,984,055

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                         AMORTIZED
                                          N.R.S.R.O.             MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)    RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------    ----    --------    ---------        ---------
CERTIFICATES OF DEPOSIT -- (CONTINUED)
YANKEE -- (CONTINUED)
 Bayerische Hypo-Und Vereinsbank A.G.,
 New York...............................   A1+/P1       5.075%   02/10/00   $ 50,000,000   $    49,981,728
 Bayerische Hypo-Und Vereinsbank A.G.,
 New York...............................   A1+/P1        5.13%   02/23/00...   50,000,000       49,983,426
 Bayerische Landesbank Girozentrale, New
 York...................................   A1+/P1       5.635%   03/15/99     75,000,000        74,997,390
 Bayerische Landesbank Girozentrale, New
 York...................................   A1+/P1        4.98%   11/17/99     50,000,000        49,982,754
 Bayerische Landesbank Girozentrale, New
 York...................................   A1+/P1        4.93%   11/18/99    100,000,000        99,965,360
 Commerzbank A.G., New York.............   A1+/P1        5.14%   09/15/99     27,000,000        27,052,480
 Commerzbank A.G., New York.............   A1+/P1        5.19%   09/21/99    200,000,000       200,371,332
 Commerzbank A.G., New York.............   A1+/P1        5.08%   09/28/99     22,000,000        22,039,201
 Commerzbank A.G., New York.............   A1+/P1       5.065%   02/08/00     50,000,000        49,988,642
 Commerzbank A.G., New York.............   A1+/P1       5.085%   02/17/00     50,000,000        49,983,689
 Commerzbank A.G., New York.............   A1+/P1        5.31%   03/01/00     25,000,000        24,992,768
 Credit Suisse First Boston, Weekly
 Variable Rate (final maturity
 8/11/99)*..............................   A1+/P1       5.246%   03/02/99    100,000,000       100,000,000
 Deutsche Bank A.G., New York...........   A1+/P1        4.89%   05/11/99    150,000,000       150,000,000
 Deutsche Bank A.G., New York...........   A1+/P1        4.90%   05/11/99     88,000,000        88,001,715
 Deutsche Bank A.G., New York...........   A1+/P1        4.98%   01/07/00     43,000,000        42,974,180
 Dresdner Bank A.G., New York...........   A1+/P1        5.73%   04/19/99     80,000,000        80,051,718
 Istituto Bancario San Paolo Di Torino,
 New York, Daily Variable Rate (final
 maturity 3/19/99)*.....................   A1/P1         5.00%   03/01/99     50,000,000        49,999,038
 Rabobank Nederland, New York...........   A1+/P1        5.00%   01/04/00     50,000,000        49,987,750
 Societe Generale Bank, New York,
 Monthly Variable Rate (final maturity
 5/7/99)*...............................   A1+/P1        4.85%   03/08/99     25,000,000        24,997,050
 Societe Generale Bank, New York,
 Monthly Variable Rate (final maturity
 6/1/99)*...............................   A1+/P1       4.849%   03/01/99     50,000,000        49,990,219
 Societe Generale Bank,
 New York...............................   A1+/P1        5.69%   03/02/99     50,000,000        49,999,934
 Svenska Handelsbanken,
 New York...............................   A1/P1         5.61%   08/17/99     50,000,000        50,184,173
 UBS AG, Stamford, CT...................   A1+/P1       5.075%   01/13/00     50,000,000        49,989,501
 UBS AG, Stamford, CT...................   A1+/P1        5.05%   02/09/00     50,000,000        49,986,331
                                                                                           ---------------
                                                                                             1,950,433,214
                                                                                           ---------------
Total Certificates of Deposit (Amortized
 Cost $2,097,434,496)...................                                                     2,097,434,496
                                                                                           ---------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                         AMORTIZED
                                          N.R.S.R.O.             MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)    RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------    ----    --------    ---------        ---------
COMMERCIAL PAPER -- 36.8%
DOMESTIC -- 34.6%
ASSET BACKED SECURITIES -- 18.3%
 Asset Securitization Cooperative
 Corp.++................................   A1+/P1        5.08%   03/19/99   $ 50,000,000   $    49,873,000
 Asset Securitization Cooperative
 Corp.++................................   A1+/P1        5.03%   04/15/99     50,000,000        49,685,625
 Beta Finance, Inc.++...................   A1+/P1        4.97%   04/06/99     50,000,000        49,751,500
 CC USA, Inc.++.........................   A1+/P1        4.85%   05/18/99     50,000,000        49,474,583
 Citibank Capital Markets Assets,
 LLC++..................................   A1+/P1        5.11%   03/10/99     50,000,000        49,936,125
 Citibank Capital Markets Assets,
 LLC++..................................   A1+/P1        4.84%   05/19/99     65,000,000        64,309,628
 Citibank Capital Markets Assets,
 LLC++..................................   A1+/P1        4.81%   06/11/99     25,000,000        24,659,292
 Falcon Asset Securitization Corp++.....   A1/P1         4.86%   03/11/99     38,735,000        38,682,708
 Falcon Asset Securitization Corp++.....   A1/P1         4.87%   03/15/99     75,000,000        74,857,958
 Greyhawk Funding, LLC++................   A1+/P1        4.90%   03/01/99     62,000,000        62,000,000
 Greyhawk Funding, LLC++................   A1+/P1        4.84%   04/09/99     74,000,000        73,611,993
 Greyhawk Funding, LLC++................   A1+/P1        4.90%   04/12/99     50,000,000        49,714,167
 Greyhawk Funding, LLC++................   A1+/P1        4.84%   04/14/99     50,000,000        49,704,222
 Greyhawk Funding, LLC++................   A1+/P1        4.85%   04/19/99     32,000,000        31,788,756
 Greyhawk Funding, LLC++................   A1+/P1        4.83%   04/23/99     50,000,000        49,644,458
 Greyhawk Funding, LLC++................   A1+/P1        4.83%   05/07/99     50,000,000        49,550,542
 Greyhawk Funding, LLC++................   A1+/P1        4.83%   05/14/99     60,000,000        59,404,300
 International Securitization Corp.++...   A1/P1         5.25%   03/03/99     50,935,000        50,920,144
 International Securitization Corp.++...   A1/P1         4.94%   04/08/99     28,180,000        28,033,057
 International Securitization Corp.++...   A1/P1         4.88%   04/09/99     44,450,000        44,215,008
 International Securitization Corp.++...   A1/P1         4.83%   04/15/99     37,030,000        36,806,431
 International Securitization Corp.++...   A1/P1         4.83%   04/20/99     74,485,000        73,985,330
 International Securitization Corp.++...   A1/P1         4.84%   05/10/99     50,000,000        49,529,444
 International Securitization Corp.++...   A1/P1         4.94%   06/23/99     29,805,000        29,338,750
 K2 (USA), LLC++........................   A1+/P1        4.85%   04/15/99     23,000,000        22,860,562
 K2 (USA), LLC++........................   A1+/P1        4.85%   05/17/99     20,000,000        19,792,528
 K2 (USA), LLC++........................   A1+/P1        4.88%   06/15/99     40,500,000        39,918,060
 Moat Funding LLC++.....................   P1/F1+        4.94%   04/13/99     76,261,000        75,811,018
 Moat Funding LLC++.....................   P1/F1+        5.20%   04/16/99     50,000,000        49,667,778
 Moat Funding LLC++.....................   P1/F1+        4.85%   04/21/99    200,000,000       198,625,833
 Moat Funding LLC++.....................   P1/F1+        4.82%   05/28/99     50,000,000        49,410,889
 Moat Funding LLC++.....................   P1/F1+        4.85%   06/03/99     26,328,000        25,994,585
 Moat Funding LLC++.....................   P1/F1+        5.00%   06/11/99     50,000,000        49,291,667
 Moat Funding LLC++.....................   P1/F1+        4.85%   06/30/99     50,000,000        49,184,930
 Republic Industries Funding Corp.......   A1/P1         4.91%   04/14/99    100,000,000        99,399,889
 Republic Industries Funding Corp.......   A1/P1         4.89%   04/23/99    100,000,000        99,280,083
 Riverwoods Funding Corporation.........   A1+/P1        4.84%   04/01/99     90,000,000        89,624,900
 Riverwoods Funding Corporation.........   A1+/P1        4.84%   04/07/99    100,000,000        99,502,556
 Riverwoods Funding Corporation.........   A1+/P1        4.88%   04/16/99    100,000,000        99,376,444

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                         AMORTIZED
                                          N.R.S.R.O.             MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)    RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------    ----    --------    ---------        ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
ASSET BACKED SECURITIES -- (CONTINUED)
 Riverwoods Funding Corporation.........   A1+/P1        4.84%   05/10/99   $ 47,403,000   $    46,956,885
 Riverwoods Funding Corporation.........   A1+/P1        4.84%   05/14/99     25,000,000        24,751,278
 Thames Asset Global Securitization No.
 1, Inc.++..............................   A1/P1         4.87%   03/15/99     19,619,000        19,581,844
 Thames Asset Global Securitization No.
 1, Inc.++..............................   A1/P1         5.09%   03/19/99    209,139,000       208,611,321
 Thames Asset Global Securitization No.
 1, Inc.++..............................   A1/P1         4.88%   04/15/99     50,000,000        49,695,000
 Thames Asset Global Securitization No.
 1, Inc.++..............................   A1/P1         4.88%   04/29/99     50,000,000        49,600,111
 Thames Asset Global Securitization No.
 1, Inc.++..............................   A1/P1         4.86%   05/20/99     50,853,000        50,303,771
 World Omni Vehicle Leasing Inc.++......   A1/P1         4.85%   04/07/99     75,000,000        74,626,146
 World Omni Vehicle Leasing Inc.++......   A1/P1         4.84%   04/09/99     42,244,000        42,022,005
 World Omni Vehicle Leasing Inc.++......   A1/P1         4.85%   04/09/99     50,000,000        49,737,246
                                                                                           ---------------
                                                                                             2,873,104,350
                                                                                           ---------------
AUTOMOBILES -- 0.3%
 Hertz Corporation......................   P1/F1         5.10%   04/09/99     50,000,000        49,723,750
                                                                                           ---------------
BANKING & FINANCE -- 9.1%
 Bankers Trust New York Corp. ..........   P1/F1         4.92%   05/18/99     50,000,000        49,467,000
 Banc One Corporation...................   A1+/P1        4.82%   04/30/99     25,000,000        24,799,167
 BHF Finance (Delaware), Inc. ..........   P1/F1         4.88%   04/28/99    100,000,000        99,213,778
 BHF Finance (Delaware), Inc. ..........   P1/F1         4.89%   05/24/99    100,000,000        98,859,000
 General Electric Capital Corp. ........   A1+/P1        4.90%   03/01/99    300,000,000       300,000,000
 General Electric Capital Corp. ........   A1+/P1        4.78%   07/14/99     50,000,000        49,103,750
 General Electric Capital Corp. ........   A1+/P1        4.77%   08/03/99     50,000,000        48,973,125
 Generale Bank, Inc. ...................   A1/P1         4.88%   04/07/99     50,000,000        49,749,222
 Generale Bank, Inc. ...................   A1/P1         4.88%   04/09/99     50,000,000        49,735,667
 Generale Bank, Inc. ...................   A1/P1         4.84%   05/04/99     40,000,000        39,655,822
 J.P. Morgan & Company, Inc. ...........   A1+/P1        4.82%   04/13/99     45,000,000        44,740,925
 National Australia Funding (Delaware),
 Inc. ..................................   A1+/P1        4.82%   03/01/99    300,000,000       300,000,000
 Sigma Finance Inc.++...................   A1+/P1        4.85%   05/19/99     50,000,000        49,467,847
 Sigma Finance Inc.++...................   A1+/P1        4.90%   06/15/99     50,000,000        49,278,611
 UBS Finance (Delaware), Inc. ..........   A1+/P1        4.82%   06/07/99     99,000,000        97,701,010
 UBS Finance (Delaware), Inc. ..........   A1+/P1        4.82%   06/09/99     27,365,000        26,998,613
 UBS Finance (Delaware), Inc. ..........   A1+/P1        4.80%   07/08/99     50,000,000        49,140,000
                                                                                           ---------------
                                                                                             1,426,883,537
                                                                                           ---------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                         AMORTIZED
                                          N.R.S.R.O.             MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)    RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------    ----    --------    ---------        ---------
COMMERCIAL PAPER -- (CONTINUED)
DOMESTIC -- (CONTINUED)
BROKERAGE SERVICES -- 1.3%
 BT Alex Brown, Inc. ...................   P1/F1         4.89%   05/05/99   $ 50,000,000   $    49,558,542
 BT Alex Brown, Inc. ...................   P1/F1         4.89%   05/12/99     50,000,000        49,511,000
 Lehman Brothers Holdings, Inc., Weekly
 Variable Rate (final maturity
 5/7/99)*...............................   A1/F1        5.296%   03/02/99    100,000,000       100,000,000
                                                                                           ---------------
                                                                                               199,069,542
                                                                                           ---------------
CHEMICALS -- 0.3%
 Akzo Nobel Inc. .......................   A1/P1         5.08%   03/23/99     50,000,000        49,844,778
                                                                                           ---------------
CONGLOMERATES -- 2.3%
 B.A.T. Capital Corporation.............   P1/F1        4.975%   04/07/99    200,000,000       198,977,361
 B.A.T. Capital Corporation.............   P1/F1         4.97%   04/16/99     75,000,000        74,523,708
 B.A.T. Capital Corporation.............   P1/F1        4.965%   04/30/99     90,000,000        89,255,333
                                                                                           ---------------
                                                                                               362,756,402
                                                                                           ---------------
ELECTRONICS -- 0.1%
 Hitachi America, Ltd. .................   A1+/P1       5.315%   05/06/99     23,985,000        23,751,286
                                                                                           ---------------
INSURANCE -- 2.3%
 Aetna Services, Inc....................   A1/D1         4.95%   04/27/99    100,000,000        99,216,250
 Aetna Services, Inc....................   A1/D1         4.98%   04/28/99     40,000,000        39,679,067
 Marsh Mclennan Companies, Inc.++.......   A1+/P1        5.15%   03/15/99     17,379,000        17,344,194
 Marsh Mclennan Companies, Inc.++.......   A1+/P1        5.20%   03/25/99     50,000,000        49,826,667
 Marsh Mclennan Companies, Inc.++.......   A1+/P1        5.15%   03/26/99     33,800,000        33,679,118
 Safeco Credit Company++................   A1/D1         5.11%   04/09/99     75,000,000        74,584,000
 Safeco Credit Company++................   A1/D1         5.12%   04/14/99     55,000,000        54,655,822
                                                                                           ---------------
                                                                                               368,985,118
                                                                                           ---------------
MINING -- 0.2%
 Rio Tinto America Inc.++...............   A1+/P1        4.90%   05/20/99     24,200,000        23,936,489
                                                                                           ---------------
SOVEREIGN -- 0.4%
 Government Development Bank For Puerto
 Rico...................................  A1+/TBW1       5.16%   03/04/99     45,120,000        45,100,598
 Government Development Bank For Puerto
 Rico...................................  A1+/TBW1       5.12%   03/25/99     25,000,000        24,914,667
                                                                                           ---------------
                                                                                                70,015,265
                                                                                           ---------------
FOREIGN -- 2.2%
AUTOMOBILES -- 0.3%
 FCE Bank (formerly Ford Credit
 Europe)................................   A1/P1         5.07%   03/12/99     50,000,000        49,922,542
                                                                                           ---------------
NATURAL GAS -- 1.6%
 British Gas Capital Inc. ..............   A1/P1         5.01%   04/15/99    100,000,000        99,373,750
 British Gas Capital Inc. ..............   A1/P1         5.00%   04/16/99    150,000,000       149,041,667
                                                                                           ---------------
                                                                                               248,415,417
                                                                                           ---------------

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                         AMORTIZED
                                          N.R.S.R.O.             MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)    RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------    ----    --------    ---------        ---------
COMMERCIAL PAPER -- (CONTINUED)
FOREIGN -- (CONTINUED)
TRANSPORTATION -- 0.3%
 BAA PLC++..............................   A1+/P1        5.12%   03/19/99   $ 41,627,000   $    41,520,435
                                                                                           ---------------
Total Commercial Paper (Amortized Cost
 $5,787,928,911)........................                                                     5,787,928,911
                                                                                           ---------------
CORPORATE OBLIGATIONS -- 22.7%
ASSET BACKED SECURITIES -- 2.9%
 Beta Finance Inc., Daily Variable Rate
 (final maturity 10/27/99)* 144A........   A1+/P1        5.16%   03/01/99     50,000,000        50,000,000
 Beta Finance Inc., Monthly Variable
 Rate (final maturity 10/26/99)* 144A...   A1+/P1       5.009%   03/30/99     50,000,000        50,000,000
 Beta Finance Inc. 144A.................   A1+/P1        5.05%   02/08/00     22,000,000        22,000,000
 CC USA, Inc., Quarterly Variable Rate
 (final maturity 11/2/99)* 144A.........   A1+/P1        4.96%   05/03/99     50,000,000        49,971,862
 CC USA, Inc. 144A......................   A1+/P1       5.715%   03/10/99     20,000,000        20,000,663
 CC USA, Inc. 144A......................   A1+/P1        5.80%   04/09/99     50,000,000        50,000,000
 CC USA, Inc. 144A......................   A1+/P1        5.14%   01/19/00     25,000,000        25,000,000
 CC USA, Inc. 144A......................   A1+/P1        5.05%   02/08/00     50,000,000        50,000,000
 CC USA, Inc. 144A......................   A1+/P1       5.083%   02/16/00     50,000,000        49,996,514
 CC USA, Inc. 144A......................   A1+/P1       5.135%   02/16/00     50,000,000        49,998,794
 Racers Series 1998, Monthly Variable
 Rate (final maturity 3/31/99)* 144A....   A1+/P1       4.939%   03/31/99     43,280,000        43,279,672
                                                                                           ---------------
                                                                                               460,247,505
                                                                                           ---------------
AUTOMOBILES -- 3.2%
 American Honda Finance Corp., Quarterly
 Variable Rate (final maturity 4/20/99)*
 144A...................................   A1/P1        4.952%   04/20/99     65,000,000        65,000,000
 American Honda Finance Corp., Quarterly
 Variable Rate (final maturity 4/26/99)*
 144A...................................   A1/P1        4.938%   04/26/99     25,000,000        24,999,618
 American Honda Finance Corp., Quarterly
 Variable Rate (final maturity 6/16/99)*
 144A...................................   A1/P1         5.20%   03/16/99     50,000,000        50,000,000
 American Honda Finance Corp., Quarterly
 Variable Rate (final maturity 6/25/99)*
 144A...................................   A1/P1         5.23%   03/25/99     25,000,000        25,000,000
 American Honda Finance Corp., Quarterly
 Variable Rate (final maturity
 11/15/99)* 144A........................   A1/P1         5.07%   05/17/99     50,000,000        50,000,000
 American Honda Finance Corp., Quarterly
 Variable Rate (final maturity 1/20/00)*
 144A...................................   A1/P1        4.972%   04/20/99     50,000,000        49,977,740

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                         AMORTIZED
                                          N.R.S.R.O.             MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)    RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------    ----    --------    ---------        ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
AUTOMOBILES -- (CONTINUED)
 Chrysler Financial Corp., Monthly
 Variable Rate (final maturity
 6/23/99)*..............................   A1/P1        4.938%   03/17/99   $ 50,000,000   $    49,999,853
 General Motors Acceptance Corp.,
 Quarterly Variable Rate (final maturity
 10/8/99)*..............................   A1/P1         4.96%   04/08/99     35,000,000        34,973,208
 General Motors Acceptance Corp.,
 Quarterly Variable Rate (final maturity
 1/20/00)*..............................   A1/P1        4.912%   04/20/99     25,000,000        24,988,136
 General Motors Acceptance Corp. .......   A1/P1         6.15%   09/20/99     20,300,000        20,413,629
 Toyota Motor Credit Corp., Daily
 Variable Rate (final maturity
 10/18/99)*.............................   A1+/P1        5.11%   03/01/99    100,000,000       100,000,000
                                                                                           ---------------
                                                                                               495,352,184
                                                                                           ---------------
BANKING & FINANCE -- 10.3%
 Bankers Trust New York Corp., Daily
 Variable Rate (final maturity 8/6/99)*
 144A...................................   P1/F1         5.04%   03/01/99    100,000,000        99,995,671
 Bankers Trust New York Corp., Daily
 Variable Rate (final maturity 8/9/99)*
 144A...................................   P1/F1         5.05%   03/01/99    100,000,000        99,976,021
 Beneficial Corp. ......................   A1/P1         8.17%   11/09/99     15,000,000        15,315,356
 CIT Group, Inc., Daily Variable Rate
 (final maturity 10/20/99)*.............   A1/P1         4.95%   03/01/99    100,000,000       100,000,000
 CIT Group, Inc., Daily Variable Rate
 (final maturity 11/2/99)*..............   A1/P1         4.93%   03/01/99     33,000,000        32,988,893
 CIT Group Inc. ........................   A1/P1        6.625%   09/13/99     20,000,000        20,191,496
 CIT Group Inc. ........................   A1/P1        5.875%   12/09/99     22,500,000        22,626,839
 Countrywide Home Loans Inc., Series G
 Daily Variable Rate (final maturity
 7/26/99)*..............................   A1/F1         4.94%   03/01/99    100,000,000       100,000,000
 Countrywide Home Loans Inc., Daily
 Variable Rate (final maturity
 7/26/99)*..............................   A1/F1         5.07%   03/01/99     50,000,000        50,000,000
 Countrywide Home Loans Inc., Series G
 Quarterly Variable Rate (final maturity
 8/30/99)*..............................   A1/F1        5.004%   05/28/99    100,000,000       100,000,000
 Countrywide Home Loans, Inc............   A1/F1         5.25%   01/13/00     50,000,000        50,000,000
 Credit Suisse First Boston Inc., Daily
 Variable Rate (final maturity 9/13/99)*
 144A...................................   A1+/P1        4.85%   03/01/99    150,000,000       149,960,747
 Credit Suisse First Boston, Inc.,
 Weekly Variable Rate (final maturity
 7/30/99)* 144A.........................   A1+/P1       5.226%   03/02/99    100,000,000       100,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                         AMORTIZED
                                          N.R.S.R.O.             MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)    RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------    ----    --------    ---------        ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
BANKING & FINANCE -- (CONTINUED)
 Household Finance Corp., Monthly
 Variable Rate (final maturity
 3/29/99)*..............................   A1/P1        4.839%   03/29/99   $ 25,000,000   $    24,998,678
 Household Finance Corp., Monthly
 Variable Rate (final maturity
 10/14/99)*.............................   A1/P1        5.036%   03/05/99     75,000,000        75,000,000
 Household Finance Corp., Quarterly
 Variable Rate (final maturity
 3/9/99)*...............................   A1/P1        5.189%   03/09/99     50,000,000        50,000,000
 Household Finance Corp., Quarterly
 Variable Rate (final maturity
 4/8/99)*...............................   A1/P1         5.21%   04/08/99     20,000,000        20,003,521
 J.P. Morgan & Company, Inc., Weekly
 Variable Rate (final maturity
 10/4/99)*..............................   A1+/P1       5.446%   03/02/99    100,000,000       100,000,000
 J.P. Morgan & Company, Inc., Quarterly
 Variable Rate (final maturity
 2/29/00)*..............................   A1+/P1        4.95%   05/02/99     50,000,000        50,000,000
 Sigma Finance Inc., Daily Variable Rate
 (final maturity 9/15/99)* 144A.........   A1+/P1        4.91%   03/01/99     50,000,000        50,000,000
 Sigma Finance Inc., Weekly Variable
 Rate (final maturity 7/19/99)* 144A....   A1+/P1       5.226%   03/02/99     50,000,000        50,000,000
 Sigma Finance Inc., Weekly Variable
 Rate (final maturity 8/26/99)* 144A....   A1+/P1       5.346%   03/02/99     50,000,000        50,000,000
 Sigma Finance Inc. 144A................   A1+/P1        5.76%   03/31/99     25,000,000        25,000,000
 Sigma Finance Inc. 144A................   A1+/P1       5.775%   03/31/99     25,000,000        25,000,000
 Sigma Finance Inc. 144A................   A1+/P1        5.20%   02/22/00     50,000,000        50,000,000
 Transamerica Finance Corp., Quarterly
 Variable Rate (final maturity
 2/11/00)*..............................   A1/P1         5.05%   05/11/99    105,000,000       105,000,000
                                                                                           ---------------
                                                                                             1,616,057,222
                                                                                           ---------------
BUSINESS SERVICES -- 0.3%
 Xerox Credit Corp......................   A1/P1        5.113%   03/20/00     50,000,000        49,981,218
                                                                                           ---------------
BROKERAGE SERVICES -- 4.7%
 Bear Stearns Companies, Inc., Monthly
 Variable Rate (final maturity
 3/17/99)*..............................   A1/P1        4.908%   03/17/99    100,000,000       100,000,000
 Goldman Sachs Group LP., Quarterly
 Variable Rate (final maturity 1/7/00)*
 144A...................................   A1+/P1        5.26%   04/07/99    100,000,000       100,000,000
 Goldman Sachs Group LP., Quarterly
 Variable Rate (final maturity 2/1/00)*
 144A...................................   A1+/P1        5.16%   05/01/99     50,000,000        50,000,000
 Goldman Sachs Group LP. 144A...........   A1+/P1        5.25%   03/26/99    100,000,000        99,996,307

---------------
See Notes to Financial Statements.

                                            RATINGS
                                          ASSIGNED BY                                         AMORTIZED
                                          N.R.S.R.O.             MATURITY    PRINCIPAL          COST
              DESCRIPTION                 (UNAUDITED)    RATE      DATE        AMOUNT         (NOTE 2)
              -----------                 -----------    ----    --------    ---------        ---------
CORPORATE OBLIGATIONS -- (CONTINUED)
BROKERAGE SERVICES -- (CONTINUED)
 Merrill Lynch & Co., Inc., Daily
 Variable Rate (final maturity
 9/23/99)*..............................   A1+/P1        5.04%   03/01/99   $100,000,000   $   100,000,000
 Merrill Lynch & Co., Inc., Daily
 Variable Rate (final maturity
 10/1/99)*..............................   A1+/P1        4.90%   03/01/99    100,000,000       100,000,000
 Merrill Lynch & Co., Inc., Weekly
 Variable Rate (final maturity
 10/4/99)*..............................   A1+/P1       5.446%   03/02/99    100,000,000       100,000,000
 Merrill Lynch & Co., Inc. .............   A1+/P1       5.085%   11/26/99     50,000,000        50,000,000
 Salomon Smith Barney Holdings Inc. ....   A1/P1         6.25%   10/01/99     43,200,000        43,475,005
                                                                                           ---------------
                                                                                               743,471,312
                                                                                           ---------------
LEASING -- 0.1%
 International Lease Finance Corp. .....   A1+/P1        4.85%   11/08/99     17,500,000        17,482,696
                                                                                           ---------------
RELOCATION SERVICES -- 1.2%
 PHH Corporation, Daily Variable Rate
 (final maturity 3/16/99)*..............   F1/D1        5.075%   03/01/99     90,000,000        90,000,000
 PHH Corporation, Quarterly Variable
 Rate (final maturity 8/24/99)*.........   F1/D1        5.275%   05/24/99    100,000,000       100,000,000
                                                                                           ---------------
                                                                                               190,000,000
                                                                                           ---------------
Total Corporate Obligations (Amortized
 Cost $3,572,592,137)...................                                                     3,572,592,137
                                                                                           ---------------
MASTER NOTES -- 5.7%
 Goldman Sachs Group L.P. (final
 maturity 7/9/99)*......................   A1+/P1        5.00%   03/01/99    300,000,000       300,000,000
 Morgan Stanley Dean Witter & Co. (final
 maturity 9/14/99)*.....................   A1+/P1        5.00%   03/01/99    600,000,000       600,000,000
                                                                                           ---------------
Total Master Notes (Amortized Cost
 $900,000,000)..........................                                                       900,000,000
                                                                                           ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.5%
 Federal Home Loan Bank.................                 4.82%   02/10/00     45,000,000        44,943,455
 Federal Home Loan Bank.................                 4.95%   02/17/00     25,000,000        24,988,394
 Federal Home Loan Bank.................                4.995%   02/24/00     15,000,000        14,992,307
                                                                                           ---------------
Total U.S. Government Agency Obligations
 (Amortized Cost $84,924,156)...........                                                        84,924,156
                                                                                           ---------------
U.S. TREASURY OBLIGATIONS -- 0.2%
 U.S. Treasury Bill (Amortized Cost
 $23,958,281)...........................                4.632%+  02/03/00     25,000,000        23,958,281
                                                                                           ---------------

---------------
See Notes to Financial Statements.

                                                                                              AMORTIZED
                                                                 MATURITY    PRINCIPAL          COST
              DESCRIPTION                                RATE      DATE        AMOUNT         (NOTE 2)
              -----------                                ----    --------    ---------        ---------
REPURCHASE AGREEMENTS -- 17.8%
 HSBC Securities, Inc., dated 2/26/99,
 with a maturity value of $420,169,750
 (Collateralized by $428,384,000,
 various U.S. Government Obligations,
 0.00%-9.375%, 3/01/99-1/15/21, market
 value -- $428,400,584).................                 4.85%   03/01/99   $420,000,000   $   420,000,000
 Lehman Brothers, Inc., dated 2/26/99,
 with a maturity value of $510,203,150
 (Collateralized by $1,482,611,119
 various U.S. Government Obligations,
 5.00%-16.00%, 5/01/00-1/01/29, market
 value -- $520,198,049).................                 4.78%   03/01/99    510,000,000       510,000,000
 Morgan Stanley Dean Witter & Co., dated
 2/26/99, with a maturity value of
 $475,191,710 (Collateralized by
 $600,157,075, various U.S. Government
 Obligations, 5.50%-7.50%,
 12/01/99-2/01/29, market
 value -- $484,736,439).................                 4.90%   03/01/99    475,000,000       475,000,000
 Prudential Securities, Inc., dated
 2/26/99, with a maturity value of
 $775,313,229 (Collateralized by
 $929,758,392, various U.S. Government
 Obligations, 0.00%-11.50%,
 12/01/00-2/01/29, market
 value -- $790,501,046).................                 4.85%   03/01/99    775,000,000       775,000,000
 Salomon Brothers, Inc., dated 2/26/99,
 with a maturity value of $600,242,500
 (Collateralized by $699,576,853,
 GinnieMae, 5.50%-12.00%,
 6/15/00-2/15/29, market
 value -- $612,000,000).................                 4.85%   03/01/99    600,000,000       600,000,000

---------------
See Notes to Financial Statements.

                                                                                              AMORTIZED
                                                                 MATURITY    PRINCIPAL          COST
              DESCRIPTION                                RATE      DATE        AMOUNT         (NOTE 2)
              -----------                                ----    --------    ---------        ---------
REPURCHASE AGREEMENTS -- (CONTINUED)
 The Bank of New York, dated 2/26/99,
 with a maturity value of $20,586,317
 (Collateralized by $20,127,000, U.S.
 Treasury Note, 6.50%, 5/31/01, market
 value -- $20,990,474)..................                 4.85%   03/01/99   $ 20,578,000   $    20,578,000
                                                                                           ---------------
Total Repurchase Agreements (Amortized
 Cost $2,800,578,000)...................                                                     2,800,578,000
                                                                                           ---------------
TOTAL INVESTMENTS -- 99.9%
 (AMORTIZED COST $15,717,349,055)(a)....                                                    15,717,349,055
OTHER ASSETS IN EXCESS OF
 LIABILITIES -- 0.1%....................                                                        17,767,292
                                                                                           ---------------
NET ASSETS -- 100.0%....................                                                   $15,735,116,347
                                                                                           ===============

---------------
Percentages indicated are based on net assets of $15,735,116,347.

(a) Cost for Federal income tax and financial reporting purposes are substantially the same.

PLC -- Public Limited Company.

N.R.S.R.O. Nationally Recognized Statistical Ratings Organization. Rating
           agencies that are included within the N.R.S.R.O. category are: S&P, Moody's, Fitch Investors Services, Duff & Phelps, IBCA, and Thomsons Bank Watch.

          A1 --  Highest rating assigned by S&P and IBCA.
          P1 --  Highest rating assigned by Moody's.
          F1 --  Highest rating assigned by Fitch Investors.
          D1 --  Highest rating assigned by Duff.
         TBW1 -- Highest rating assigned by Thomsons Bank Watch.

Note: S&P and Moody's ratings have been used, unless another service has assigned the security a higher rating.
* Variable rate security. Maturity date reflects the next interest rate change date.
+ Rate represents effective yield at date of purchase.
++ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 17.2% of investments.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 10.7% of net assets.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1999
--------------------------------------------------------------------------------

                                                           MATURITY    PRINCIPAL     AMORTIZED COST
                   DESCRIPTION                     RATE      DATE        AMOUNT         (NOTE 2)
                   -----------                     ----    --------    ---------     --------------
U.S. TREASURY OBLIGATIONS -- 33.3%
U.S. TREASURY BILL -- 7.3%
 U.S. Treasury Bill..............................  4.764%+ 04/22/99   $275,000,000   $  273,120,417
                                                                                     --------------
U.S. TREASURY NOTES -- 26.0%
 U.S. Treasury Note..............................  6.375%  04/30/99     25,000,000       25,033,005
 U.S. Treasury Note..............................   6.50%  04/30/99     25,000,000       25,037,560
 U.S. Treasury Note..............................  6.375%  05/15/99     50,000,000       50,191,789
 U.S. Treasury Note..............................   6.25%  05/31/99     75,000,000       75,309,283
 U.S. Treasury Note..............................   6.75%  05/31/99    100,000,000      100,525,564
 U.S. Treasury Note..............................  5.875%  07/31/99     50,000,000       50,225,805
 U.S. Treasury Note..............................  5.875%  08/31/99    100,000,000      100,550,667
 U.S. Treasury Note..............................  6.875%  08/31/99    100,000,000      101,032,443
 U.S. Treasury Note..............................  7.125%  09/30/99     50,000,000       50,684,023
 U.S. Treasury Note..............................   7.50%  10/31/99     25,000,000       25,446,111
 U.S. Treasury Note..............................  5.875%  11/15/99     73,000,000       73,571,875
 U.S. Treasury Note..............................  5.625%  11/30/99     50,000,000       50,310,804
 U.S. Treasury Note..............................   7.75%  11/30/99     25,000,000       25,540,890
 U.S. Treasury Note..............................   7.75%  12/31/99     75,000,000       76,828,650
 U.S. Treasury Note..............................  6.375%  01/15/00     25,000,000       25,339,753
 U.S. Treasury Note..............................  5.375%  01/31/00    107,000,000      107,589,299
                                                                                     --------------
                                                                                        963,217,521
                                                                                     --------------
Total U.S. Treasury Obligations (Amortized Cost
 $1,236,337,938).................................                                     1,236,337,938
                                                                                     --------------
REPURCHASE AGREEMENTS -- 66.2%
 Barclays Capital, Inc., dated 2/26/99, with a
   maturity value of $100,039,000,
   (Collateralized by $97,882,000, U.S. Treasury
   Note, 7.125%, 9/30/99, market value --
   $102,000,143).................................   4.68%  03/01/99    100,000,000      100,000,000
 Barclays Capital, Inc., dated 2/26/99, with a
   maturity value of $400,158,333,
   (Collateralized by $413,615,000, U.S. Treasury
   Notes, 0.00%-6.875%, 5/15/99-2/15/06, market
   value -- $408,000,511)........................   4.75%  03/01/99    400,000,000      400,000,000
 CIBC Oppenheimer, Corp., dated 2/26/99, with a
   maturity value of $92,578,246, (Collateralized
   by $91,234,000, U.S. Treasury Note, 7.75%,
   12/31/99, market value -- $94,428,383)........   4.70%  03/01/99     92,542,000       92,542,000

---------------
See Notes to Financial Statements.

                                                           MATURITY    PRINCIPAL     AMORTIZED COST
                   DESCRIPTION                     RATE      DATE        AMOUNT         (NOTE 2)
                   -----------                     ----    --------    ---------     --------------
REPURCHASE AGREEMENTS -- (CONTINUED)
 CIBC Oppenheimer, Corp., dated 2/26/99, with a
   maturity value of $400,158,000,
   (Collateralized by $383,136,000, U.S.
   Government Securities, 5.25%-10.375%,
   7/31/99-8/15/28, market value --
   $408,003,007).................................   4.74%  03/01/99   $400,000,000   $  400,000,000
 Credit Suisse First Boston, Corp., dated
   2/26/99, with a maturity value of
   $170,067,292, (Collateralized by $216,792,590,
   U.S. Government Securities, 0.00%-5.625%,
   12/31/99-2/15/08, market value --
   $175,312,213).................................   4.75%  03/01/99    170,000,000      170,000,000
 J.P. Morgan Securities, Inc., dated 2/26/99,
   with a maturity value of $170,066,583,
   (Collateralized by $152,611,000, U.S. Treasury
   Obligations, 5.50%-14.00%, 3/31/03-8/15/27,
   market value -- $173,400,240).................   4.70%  03/01/99    170,000,000      170,000,000
 Lehman Brothers, Inc., dated 2/26/99, with a
   maturity value of $170,066,300,
   (Collateralized by $253,615,000, U.S. Treasury
   Obligations, 0.00%-12.00%, 11/15/01-2/15/26,
   market value -- $173,388,844).................   4.68%  03/01/99    170,000,000      170,000,000
 Merrill Lynch, Inc., dated 2/26/99, with a
   maturity value of $170,067,150,
   (Collateralized by $273,151,000, U.S. Treasury
   Notes, 0.00%, 2/15/01-8/15/11, market value --
   $173,401,952).................................   4.74%  03/01/99    170,000,000      170,000,000
 Morgan Stanley & Co. Inc, dated 2/26/99, with a
   maturity value of $170,067,150,
   (Collateralized by $157,127,000, U.S. Treasury
   Obligations, 0.00%-12.50%, 5/15/00-11/15/22,
   market value -- $175,944,489).................   4.74%  03/01/99    170,000,000      170,000,000
 Salomon Smith Barney Holdings, Inc., dated
   2/26/99, with a maturity value of
   $600,238,000, (Collateralized by $601,976,000,
   U.S. Treasury Notes, 5.25%-7.50%,
   7/31/99-5/15/08, market value --
   $612,015,159).................................   4.76%  03/01/99    600,000,000      600,000,000

---------------
See Notes to Financial Statements.

                                                           MATURITY    PRINCIPAL     AMORTIZED COST
                   DESCRIPTION                     RATE      DATE        AMOUNT         (NOTE 2)
                   -----------                     ----    --------    ---------     --------------
REPURCHASE AGREEMENTS -- (CONTINUED)
 The Bank of New York, dated 2/26/99, with a
   maturity value of $10,597,193, (Collateralized
   by $10,361,000, U.S. Treasury Note, 6.50%,
   5/31/01, market value -- $10,805,500).........   4.75%  03/01/99   $ 10,593,000   $   10,593,000
                                                                                     --------------
Total Repurchase Agreements
 (Amortized Cost $2,453,135,000).................                                     2,453,135,000
                                                                                     --------------
TOTAL INVESTMENTS -- 99.5%
 (AMORTIZED COST $3,689,472,938)(a)..............                                     3,689,472,938
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%....                                        18,046,508
                                                                                     --------------
NET ASSETS -- 100.0%.............................                                    $3,707,519,446
                                                                                     ==============

---------------

Percentages are based on net assets of $3,707,519,446.
(a) Cost for Federal income tax and financial reporting purposes are substantially the same.
 +  Rate represents effective yield at date of purchase.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1999
--------------------------------------------------------------------------------

                                                                                         AMORTIZED
                                                                MATURITY    PRINCIPAL       COST
                     DESCRIPTION                       RATE       DATE       AMOUNT       (NOTE 2)
                     -----------                       ----     --------    ---------    ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 66.7%
U.S. GOVERNMENT AGENCY OBLIGATIONS -- DISCOUNT -- 52.2%
 FannieMae...........................................  5.055%+  03/15/99   $20,000,000  $ 19,961,344
 FannieMae...........................................  4.768%+  04/01/99    10,000,000     9,960,389
 FannieMae...........................................  4.795%+  04/12/99    25,000,000    24,861,750
 FannieMae...........................................  4.771%+  05/06/99    20,000,000    19,827,117
 FannieMae...........................................  4.828%+  05/10/99    10,000,000     9,908,222
 FannieMae...........................................  4.831%+  05/17/99    10,000,000     9,897,761
 FannieMae...........................................  4.817%+  05/19/99    25,000,000    24,738,861
 FannieMae...........................................  4.827%+  05/24/99    20,000,000    19,777,400
 FannieMae...........................................  4.718%+  07/16/99     7,625,000     7,491,230
 Federal Home Loan Bank..............................  4.758%+  05/07/99    25,000,000    24,781,319
 Federal Home Loan Bank..............................  4.721%+  06/30/99    15,000,000    14,767,075
 Federal Home Loan Mortgage Corporation..............  5.041%+  03/05/99    30,000,000    29,983,578
 Federal Home Loan Mortgage Corporation..............  5.053%+  03/09/99    10,000,000     9,988,911
 Federal Home Loan Mortgage Corporation..............  5.028%+  03/26/99    10,000,000     9,965,625
 Federal Home Loan Mortgage Corporation..............  4.768%+  03/29/99    24,702,000    24,611,124
 Federal Home Loan Mortgage Corporation..............  4.711%+  07/06/99     9,463,000     9,309,103
                                                                                        ------------
Total U.S. Government Agency Obligations -- Discount
 (Amortized Cost $269,830,809).......................                                    269,830,809
                                                                                        ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- FIXED -- 7.7%
 FannieMae...........................................   9.55%   03/10/99     3,000,000     3,002,862
 FannieMae...........................................   4.82%   01/28/00     8,855,000     8,845,940
 Federal Farm Credit Bank............................   6.13%   05/03/99     2,000,000     2,003,970
 Federal Farm Credit Bank............................   6.72%   06/22/99     1,200,000     1,206,428
 Federal Home Loan Bank..............................   5.45%   03/24/99     5,000,000     5,001,890
 Federal Home Loan Bank..............................   4.98%   01/19/00    10,000,000    10,003,822
 Federal Home Loan Bank..............................   4.82%   02/10/00     5,000,000     4,993,270
 Federal Home Loan Bank..............................  4.995%   02/24/00     5,000,000     4,997,436
                                                                                        ------------
Total U.S. Government Agency Obligations -- Fixed
 (Amortized Cost $40,055,618)........................                                     40,055,618
                                                                                        ------------

---------------
See Notes to Financial Statements.

                                                                                         AMORTIZED
                                                                MATURITY    PRINCIPAL       COST
                     DESCRIPTION                       RATE       DATE       AMOUNT       (NOTE 2)
                     -----------                       ----     --------    ---------    ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
U.S. GOVERNMENT AGENCY OBLIGATIONS -- VARIABLE -- 6.8%
 Federal Home Loan Bank, Weekly Variable Rate (final
 maturity 8/12/99)*..................................  5.084%   03/03/99   $15,000,000  $ 14,996,538
 Student Loan Marketing Association, Weekly Variable
 Rate (final maturity 11/9/99)*......................  5.396%   03/02/99    20,000,000    19,991,821
                                                                                        ------------
Total U.S. Government Agency Obligations -- Variable
 (Amortized Cost $34,988,359)........................                                     34,988,359
                                                                                        ------------
Total U.S. Government Agency Obligations (Amortized
 Cost $344,874,786)..................................                                    344,874,786
                                                                                        ------------
REPURCHASE AGREEMENTS -- 33.3%
 HSBC Securities, Inc., dated 2/26/99, with a
 maturity value of $40,016,167 (Collateralized by
 $39,035,000, various U.S. Government Obligations,
 4.75%-7.40%, 3/15/01-4/15/08, market
 value -- $40,803,644)...............................   4.85%   03/01/99    40,000,000    40,000,000
 Lehman Brothers, Inc., dated 2/26/99, with a
 maturity value of $12,369,925 (Collateralized by
 $43,530,089, various U.S. Government Obligations,
 5.50%-10.50%, 2/1/00-9/1/28, market
 value -- $12,613,188)...............................   4.78%   03/01/99    12,365,000    12,365,000
 Morgan Stanley Dean Witter & Co., dated 2/26/99,
 with a maturity value of $40,016,133 (Collateralized
 by $79,558,000, various U.S. Government Obligations,
 6.50%-7.50%, 11/1/09-11/1/28, market
 value -- $41,560,061)...............................   4.84%   03/01/99    40,000,000    40,000,000
 Prudential Securities, Inc., dated 2/26/99, with a
 maturity value of $40,016,167 (Collateralized by
 $60,794,656, various U.S. Government Obligations,
 0.00%-10.00%, 6/1/99-2/1/29, market value --
 $40,802,404)........................................   4.85%   03/01/99    40,000,000    40,000,000
 Salomon Smith Barney Holdings, Inc., dated 2/26/99,
 with a maturity value of $40,016,167 (Collateralized
 by $66,897,509, FannieMae, 5.50%-7.00%, 12/1/01-
 2/1/14, market value -- $40,850,497)................   4.85%   03/01/99    40,000,000    40,000,000
                                                                                        ------------
Total Repurchase Agreements (Amortized Cost
 $172,365,000).......................................                                    172,365,000
                                                                                        ------------
TOTAL INVESTMENTS -- 100.0% (AMORTIZED COST
 $517,239,786)(a)....................................                                    517,239,786
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0%........                                         30,454
                                                                                        ------------
NET ASSETS -- 100.0%.................................                                   $517,270,240
                                                                                        ============

---------------

Percentages indicated are based on net assets of $517,270,240.
(a) Cost for Federal income tax and financial reporting purposes are substantially the same.
* Variable rate security maturity date reflects the next interest rate change date.
+  Rate represents effective yield at date of purchase.
See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1999
--------------------------------------------------------------------------------

                                                                                       AMORTIZED
                                                            MATURITY    PRINCIPAL         COST
                   DESCRIPTION                      RATE      DATE        AMOUNT        (NOTE 2)
                   -----------                      ----    --------    ---------      ---------
U.S. TREASURY OBLIGATIONS -- 98.7%
U.S. TREASURY BILLS -- 29.8%
 U.S. Treasury Bill...............................  4.451%+ 03/11/99   $ 25,000,000   $ 24,969,549
 U.S. Treasury Bill...............................  4.576%+ 04/22/99    126,097,000    125,266,307
                                                                                      ------------
                                                                                       150,235,856
                                                                                      ------------
U.S. TREASURY NOTES -- 68.9%
 U.S. Treasury Note...............................  5.875%  03/31/99      7,940,000      7,948,510
 U.S. Treasury Note...............................   6.25%  03/31/99    129,445,000    129,613,800
 U.S. Treasury Note...............................   7.00%  04/15/99     75,685,000     75,900,592
 U.S. Treasury Note...............................  6.375%  04/30/99     41,195,000     41,313,215
 U.S. Treasury Note...............................  6.375%  05/15/99      3,690,000      3,702,371
 U.S. Treasury Note...............................   6.25%  05/31/99     29,165,000     29,280,522
 U.S. Treasury Note...............................  5.875%  07/31/99     50,000,000     50,254,908
 U.S. Treasury Note...............................  6.875%  07/31/99      9,055,000      9,139,728
                                                                                      ------------
                                                                                       347,153,646
                                                                                      ------------
Total U.S. Treasury Obligations (Amortized Cost
 $497,389,502)....................................                                     497,389,502
                                                                                      ------------
TOTAL INVESTMENTS -- 98.7% (AMORTIZED COST
 $497,389,502)(a).................................                                     497,389,502
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.3%.....                                       6,394,463
                                                                                      ------------
NET ASSETS -- 100.0%..............................                                    $503,783,965
                                                                                      ============

---------------

Percentages are based on net assets of $503,783,965.
(a) Cost for Federal income tax and financial reporting purposes are substantially the same.
+  Rate represents effective yield at date of purchase.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
February 28, 1999
--------------------------------------------------------------------------------

                                                                   PRIME           TREASURY       GOVERNMENT      TREASURY
                                                                   FUND              FUND            FUND        ONLY FUND
                                                              ---------------   --------------   ------------   ------------
ASSETS:
 Investments in securities, at value (amortized cost
 $12,916,771,055, $1,236,337,938, $344,874,786, and
 $497,389,502, respectively)................................  $12,916,771,055   $1,236,337,938   $344,874,786   $497,389,502
 Repurchase agreements (cost $2,800,578,000, $2,453,135,000,
  $172,365,000, and $0, respectively).......................    2,800,578,000    2,453,135,000   172,365,000              --
 Cash.......................................................               --              539           597           3,103
 Interest receivable........................................       73,122,259       26,691,048       582,151      11,135,947
 Prepaid expenses...........................................          288,742           51,287            --           9,190
 Receivable for investment securities sold..................               --      275,000,000            --     132,875,000
 Deferred organizational costs..............................               --               --            --          23,652
                                                              ---------------   --------------   ------------   ------------
Total Assets................................................   15,790,760,056    3,991,215,812   517,822,534     641,436,394
                                                              ---------------   --------------   ------------   ------------
LIABILITIES:
 Payable to bank............................................        2,067,755               --            --              --
 Dividends payable..........................................       21,983,325        8,943,971       281,549         337,219
 Payable for investment securities purchased................       24,992,768      273,120,417            --     137,006,591
 Investment advisory fees payable...........................          999,117          272,902        19,459          39,137
 Administration fees payable................................        1,067,603          277,509        38,850          39,198
 Special management fees payable............................          744,351           84,869        35,912          48,744
 Shareholder service fees payable...........................        1,563,749          463,741        38,526          53,315
 Distribution fees payable..................................          926,135          184,485            --              --
 Custodian and fund accounting fees payable.................          168,239           76,470        44,920          37,310
 Transfer agent fees payable................................            1,265               --         7,240          21,711
 Other accrued expenses.....................................        1,129,402          272,002        85,838          69,204
                                                              ---------------   --------------   ------------   ------------
Total Liabilities...........................................       55,643,709      283,696,366       552,294     137,652,429
                                                              ---------------   --------------   ------------   ------------
NET ASSETS..................................................  $15,735,116,347   $3,707,519,446   $517,270,240   $503,783,965
                                                              ===============   ==============   ============   ============
Net Assets:
 Pacific Horizon Shares.....................................  $ 3,109,869,293   $  351,055,060   $156,825,938   $195,360,772
 Horizon Shares.............................................    4,500,359,953      790,223,688   165,362,645      43,133,249
 Horizon Service Shares.....................................    4,443,114,459    1,949,510,612   195,081,657     265,289,944
 X Shares...................................................    1,916,242,034      507,601,073            --              --
 S Shares...................................................    1,559,339,729               --            --              --
 Y Shares...................................................      206,190,879      109,129,013            --              --
                                                              ---------------   --------------   ------------   ------------
Total.......................................................  $15,735,116,347   $3,707,519,446   $517,270,240   $503,783,965
                                                              ===============   ==============   ============   ============
Shares Outstanding ($0.001 par value, 120 billion, 60
 billion,
 30 billion, and 30 billion shares authorized,
 respectively):
 Pacific Horizon Shares.....................................    3,110,636,067      351,198,987   156,957,670     195,400,804
 Horizon Shares.............................................    4,501,288,536      790,319,487   165,384,155      43,136,405
 Horizon Service Shares.....................................    4,443,776,076    1,949,619,121   195,168,830     265,317,337
 X Shares...................................................    1,916,479,160      507,597,742            --              --
 S Shares...................................................    1,559,544,583               --            --              --
 Y Shares...................................................      206,224,882      109,127,593            --              --
                                                              ---------------   --------------   ------------   ------------
Total.......................................................   15,737,949,304    3,707,862,930   517,510,655     503,854,546
                                                              ===============   ==============   ============   ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE......................................................  $          1.00   $         1.00   $      1.00    $       1.00
                                                              ===============   ==============   ============   ============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $    15,737,949   $    3,707,863   $   517,511    $    503,855
 Additional paid-in capital.................................   15,721,810,291    3,703,179,380   516,967,986     503,325,299
 Accumulated undistributed net investment income............          863,865          667,877       406,583          25,392
 Accumulated net realized losses on investment
  transactions..............................................       (3,295,758)         (35,674)     (621,840)        (70,581)
                                                              ---------------   --------------   ------------   ------------
NET ASSETS, FEBRUARY 28, 1999...............................  $15,735,116,347   $3,707,519,446   $517,270,240   $503,783,965
                                                              ===============   ==============   ============   ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Operations
For the year ended February 28, 1999
--------------------------------------------------------------------------------

                                               PRIME         TREASURY     GOVERNMENT     TREASURY
                                                FUND           FUND          FUND        ONLY FUND
                                            ------------   ------------   -----------   -----------
INVESTMENT INCOME:
 Interest.................................  $681,861,006   $174,216,273   $25,092,460   $24,008,945
                                            ------------   ------------   -----------   -----------
EXPENSES:
 Investment advisory fees.................    10,763,617      3,267,262       467,644       482,044
 Administration fees......................    11,663,465      3,296,964       467,644       482,044
 Special management fees (Pacific Horizon
   Shares)................................     8,814,044      1,157,345       480,732       652,064
 Shareholder service fees (Horizon Service
   Shares)................................     9,958,398      4,404,739       574,870       607,019
 Shareholder service fees
   (X Shares).............................     3,516,638        871,915            --            --
 Shareholder service fees
   (S Shares).............................     2,625,897             --            --            --
 Shareholder service fees
   (Y Shares).............................       426,317        229,988            --            --
 Distribution fees
   (X Shares).............................     4,219,966      1,046,298            --            --
 Distribution fees
   (S Shares).............................     7,877,692             --            --            --
 Distribution fees
   (Y Shares).............................     1,278,952        689,964            --            --
 Custodian and fund accounting fees.......       770,704        345,727       136,869        89,674
 Transfer agent fees......................       393,173        107,467        14,856        41,286
 Legal fees...............................       338,577        119,471        16,680        15,521
 Audit fees...............................       219,627         66,895        18,154        14,223
 Directors' fees..........................       267,196         89,620        11,834        11,506
 Registration & Filing fees...............     2,053,050        165,461       108,579        29,566
 Reports to Shareholders..................       950,820        118,609        22,780        23,959
 Other expenses...........................       735,764        240,257        36,477        52,437
                                            ------------   ------------   -----------   -----------
   Total Expenses.........................    66,873,897     16,217,982     2,357,119     2,501,343
Less: Fee waivers.........................    (4,726,615)            --      (227,288)           --
    Expenses paid by third parties........        (9,126)          (240)         (415)       (1,384)
                                            ------------   ------------   -----------   -----------
Total Net Expenses........................    62,138,156     16,217,742     2,129,416     2,499,959
                                            ------------   ------------   -----------   -----------
NET INVESTMENT INCOME.....................   619,722,850    157,998,531    22,963,044    21,508,986
                                            ------------   ------------   -----------   -----------
NET REALIZED GAINS (LOSSES) ON
 INVESTMENTS:
 Net realized gains (losses) on investment
   transactions...........................       104,400         21,208        93,926       (26,929)
                                            ------------   ------------   -----------   -----------
INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................  $619,827,250   $158,019,739   $23,056,970   $21,482,057
                                            ============   ============   ===========   ===========

---------------
See Notes to Financial Statements.

                     [This page intentionally left blank.]

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                          PRIME FUND
                                                              -----------------------------------
                                                                          YEAR ENDED
                                                              -----------------------------------
                                                                FEBRUARY 28,       FEBRUARY 28,
                                                                    1999               1998
                                                              -----------------   ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $     619,722,850   $   421,424,789
 Net realized gains (losses) on investment transactions.....            104,400            69,980
                                                              -----------------   ---------------
Change in net assets resulting from operations..............        619,827,250       421,494,769
                                                              -----------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
 Pacific Horizon Shares.....................................       (136,775,918)     (117,152,680)
 Horizon Shares.............................................       (162,673,310)     (100,966,269)
 Horizon Service Shares.....................................       (200,384,122)     (170,004,484)
 X Shares...................................................        (66,015,458)      (22,281,567)
 S Shares...................................................        (49,254,663)       (8,606,405)(a)
 Y Shares...................................................         (7,269,703)       (1,807,633)(b)
                                                              -----------------   ---------------
Change in net assets from shareholder distributions.........       (622,373,174)     (420,819,038)
                                                              -----------------   ---------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued................................    120,484,393,703    65,111,897,688
 Dividends reinvested.......................................        329,483,827       243,957,627
 Cost of shares redeemed....................................   (114,855,891,327)  (62,727,564,200)
                                                              -----------------   ---------------
Change in net assets from capital share transactions........      5,957,986,203     2,628,291,115
                                                              -----------------   ---------------
Increase due to capital contribution from investment adviser
 (Note 3)...................................................                 --                --
                                                              -----------------   ---------------
Change in net assets........................................      5,955,440,279     2,628,966,846
NET ASSETS
 Beginning of Year..........................................      9,779,676,068     7,150,709,222
                                                              -----------------   ---------------
 End of Year................................................  $  15,735,116,347   $ 9,779,676,068
                                                              =================   ===============
Accumulated Undistributed Net Investment Income.............  $         863,865   $     3,514,189
                                                              =================   ===============

---------------

(a) Period from April 7, 1997 (inception date) to February 28, 1998.
(b) Period from July 10, 1997 (inception date) to February 28, 1998.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           TREASURY FUND                       GOVERNMENT FUND                   TREASURY ONLY FUND
-----------------------------------   ---------------------------------   ---------------------------------
            YEAR ENDED                           YEAR ENDED                          YEAR ENDED
-----------------------------------   ---------------------------------   ---------------------------------
  FEBRUARY 28,       FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,
      1999               1998              1999              1998              1999              1998
----------------   ----------------   ---------------   ---------------   ---------------   ---------------
$    157,998,531   $    137,460,292   $    22,963,044   $    23,382,390   $    21,508,986   $    20,990,300
          21,208              1,095            93,926            23,313           (26,929)          (10,747)
----------------   ----------------   ---------------   ---------------   ---------------   ---------------
     158,019,739        137,461,387        23,056,970        23,405,703        21,482,057        20,979,553
----------------   ----------------   ---------------   ---------------   ---------------   ---------------
     (17,082,828)       (16,848,276)       (7,293,741)       (7,118,240)       (9,011,827)       (9,857,218)
     (37,001,849)       (34,529,165)       (4,411,408)       (3,181,981)       (1,674,119)       (1,377,435)
     (84,820,335)       (82,004,103)      (11,330,199)      (13,146,010)      (10,823,040)       (9,755,647)
     (15,391,100)        (3,006,912)               --                --                --                --
              --                 --                --                --                --                --
      (3,702,419)        (1,071,836)(b)              --              --                --                --
----------------   ----------------   ---------------   ---------------   ---------------   ---------------
    (157,998,531)      (137,460,292)      (23,035,348)      (23,446,231)      (21,508,986)      (20,990,300)
----------------   ----------------   ---------------   ---------------   ---------------   ---------------
  39,489,013,508     23,310,724,272     2,926,734,777     3,331,389,913     1,558,118,339     1,441,272,391
      46,633,848         49,740,717        18,668,930        18,033,757        16,437,349        15,715,206
 (38,844,388,701)   (22,935,720,988)   (2,917,595,718)   (3,376,729,790)   (1,506,751,140)   (1,536,173,410)
----------------   ----------------   ---------------   ---------------   ---------------   ---------------
     691,258,655        424,744,001        27,807,989       (27,306,120)       67,804,548       (79,185,813)
----------------   ----------------   ---------------   ---------------   ---------------   ---------------
              --                 --           200,000                --                --                --
----------------   ----------------   ---------------   ---------------   ---------------   ---------------
     691,279,863        424,745,096        28,029,611       (27,346,648)       67,777,619       (79,196,560)
   3,016,239,583      2,591,494,487       489,240,629       516,587,277       436,006,346       515,202,906
----------------   ----------------   ---------------   ---------------   ---------------   ---------------
$  3,707,519,446   $  3,016,239,583   $   517,270,240   $   489,240,629   $   503,783,965   $   436,006,346
================   ================   ===============   ===============   ===============   ===============
$        667,877   $        667,877   $       406,583   $       453,728   $        25,392   $            --
================   ================   ===============   ===============   ===============   ===============

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1999, the Company operated as a series company comprising seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon Prime Fund (the "Prime Fund"), Pacific Horizon Treasury Fund (the "Treasury Fund"), Pacific Horizon Government Fund (the "Government Fund") and Pacific Horizon Treasury Only Fund (the "Treasury Only Fund"), collectively the "Funds".

    The Funds each issue three classes of shares (Pacific Horizon Shares, Horizon Shares and Horizon Services Shares). In addition, the Prime Fund offers X, S, and Y Shares and the Treasury Fund offers X and Y Shares only. The Treasury Fund is authorized, but has not issued S shares as of the date of this report. Pacific Horizon Shares have a Special Management Services Plan while the Horizon Service Shares have a Shareholder Services Plan. X, S and Y Shares each have a Distribution and Services Plan.

The investment objectives of the Funds are as follows:

    Prime Fund -- seeks current income, a stable share price and daily liquidity by investing in a broad range of government, bank and commercial obligations available in the money markets as well as repurchase agreements relating to such obligations.

    Treasury Fund -- seeks current income, a stable share price and daily liquidity by investing in direct obligations of the U.S. Treasury and repurchase agreements relating to Treasury obligations.

    Government Fund -- provides current income, a stable share price and daily liquidity by investing in short-term debt obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentality's and in repurchase agreements with respect to such obligations.

    Treasury Only Fund -- provides current income, a stable share price and daily liquidity by investing in direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.

Adviser and Administrator

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation ("BankAmerica"), serves as the Fund's investment adviser and administrator.

    On October 1, 1998, BankAmerica, the Adviser's and Administrator's parent company, completed its merger with NationsBank Corporation. The combined company operates under the name BankAmerica. BankAmerica, continues to serve the Funds on terms described in Note 3.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by BONY for these services.

Distributor and Transfer Agent

    Provident Distributors, Inc. ("PDI"), serves as principal underwriter and distributor of shares of the funds. PFPC serves as the Funds' transfer agent and dividend disbursing agent.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The securities of the Funds are valued in accordance with rule 2a-7 of the Act, at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Realized gains and losses from security transactions are recorded on an identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized gains and losses are incurred.

    The Funds maintain a cash balance with their custodian and receive reductions of custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1999, custodian fees and expenses paid by third parties were increased by $9,126, $240, $415 and $1,384, for the Prime Fund, Treasury Fund, Government Fund and the Treasury Only Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash balances in income producing assets if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

REPURCHASE AGREEMENTS (PRIME FUND, TREASURY FUND, AND GOVERNMENT FUND):

    The Funds' custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the

Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income is declared as a dividend daily, and paid monthly, to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                                                 ACCUMULATED
                                                              UNDISTRIBUTED NET
                                                              INVESTMENT INCOME
                                                              -----------------
Government Fund.............................................       25,159
Treasury Only Fund..........................................       25,392

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute annually, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

    At February 28, 1999, the Prime Fund, Treasury Fund, Government Fund, and Treasury Only Fund had the following capital loss carryovers:

                                                           CAPITAL LOSS      EXPIRATION
                          FUND                              CARRYOVER           DATE
                          ----                             ------------      ----------
Prime Fund...............................................   $  570,582          2002
                                                             2,725,176          2003
                                                            ----------
                                                            $3,295,758
                                                            ==========
Treasury Fund............................................   $   26,248          2002
                                                                 9,426          2006
                                                            ----------
                                                            $   35,674
                                                            ==========
Government Fund..........................................   $  621,840          2003
                                                            ==========
Treasury Only Fund.......................................   $   23,888          2003
                                                                19,896          2007
                                                            ----------
                                                            $   43,784
                                                            ==========

    To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

    Capital losses incurred after October 31 for the Funds are deemed to arise on the first business day of the following fiscal year for tax purposes. The Treasury Only Fund has incurred and elected to defer such capital losses of $26,417, after October 31, 1998. During the year ended February 28, 1999, the Prime Fund, Treasury Fund and Government Fund utilized $104,400, $21,208 and $93,926, respectively, of its available capital loss carryover to offset realized capital gains for Federal income tax purposes.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    Bank of America serves as the Funds' Manager, providing Investment Advisory and Administrative services. Bank of America is entitled to an Advisory fee from each Fund, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Fund's first $3 billion of net assets, plus 0.09% of each Fund's next $2 billion of net assets, plus 0.08% of each Fund's net assets in excess of $5 billion. For the year ended February 28, 1999, Bank of America voluntarily waived Advisory fees of $227,288 for the Government Fund. The Administration Agreement entitles Bank of America to fees from each Fund for Administrative services performed, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Fund's first $7 billion of net assets, plus 0.09% of each Fund's next $3 billion of net assets, plus 0.08% of each Fund's net assets in excess of $10 billion. For the year ended February 28, 1999, the Funds were advised that Bank of America and its affiliates earned the following amounts pursuant to the Administrative Agreement:

                                                                BANK OF
                                                              AMERICA AND
                            FUND                              AFFILIATES
                            ----                              -----------
Prime Fund..................................................  $11,663,465
Treasury Fund...............................................    3,296,964
Government Fund.............................................      467,644
Treasury Only Fund..........................................      482,044

    The Funds have adopted a Special Management Services Plan (the "Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Pacific Horizon Shares in return for a payment by the Funds of a fee at an annual rate 0.32% of the average daily net assets of the outstanding Pacific Horizon Shares of each Fund. Fees under the Horizon Services Plan are borne solely by the Pacific Horizon Shares. Service Organizations may include Bank of America and its affiliates and PDI. For the year ended February 28, 1999, the Funds were advised that Bank of America and its affiliates and PDI each earned the following amounts pursuant to the Horizon Services Plan, respectively:

                                                                BANK OF
                                                              AMERICA AND
                            FUND                              AFFILIATES      PDI
                            ----                              -----------   -------
Prime Fund..................................................  $8,247,940    $41,991
Treasury Fund...............................................     878,799     10,306
Government Fund.............................................     453,214        166
Treasury Only Fund..........................................     588,407        213

    The Funds have also adopted a Shareholder Services Plan (the "Horizon Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Horizon Service Shares in return for payment by the Funds of a fee at an annual rate of 0.25% of the average daily net assets of the Horizon Service Shares. Fees under the Horizon Services Plan are borne solely by the Horizon Service Shares. For the year ended February 28, 1999, the Funds were advised that Bank of America and its affiliates earned the following amounts pursuant to the Horizon Services Plan, respectively:

                                                                BANK OF
                                                              AMERICA AND
                            FUND                              AFFILIATES
                            ----                              -----------
Prime Fund..................................................  $9,834,723
Treasury Fund...............................................   4,215,395
Government Fund.............................................     569,906
Treasury Only Fund..........................................     546,978

    The Prime Fund and Treasury Fund have adopted the Distribution and Services Plan under which the Funds paid PDI and Service Organizations for the provision of support services with respect to the beneficial owners of X Shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.30% and 0.25%, respectively, of the average daily net assets of each Fund's X Shares. For the year ended February 28, 1999, the Prime Fund and Treasury Fund were advised that Bank of America and its affiliates earned $7,693,520 and $1,918,213, respectively, pursuant to the Distribution and Services Plan.

    The Prime Fund and Treasury Fund have adopted the Distribution and Services Plan under which the Funds paid PDI and Service Organizations for the provision of support service with respect to the beneficial owners of Y shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%; respectively, of the average daily net assets of each Fund's Y shares. For the year ended February 28, 1999, the Prime Fund and Treasury Fund were advised that Bank of America and its affiliates earned $1,705,269 and $919,952, respectively, pursuant to the Distribution and Services Plan.

    The Prime Fund has adopted the Distribution and Services Plan under which the Fund paid PDI and Service Organizations for the provision of support services with respect to the beneficial owners of S shares. Payments for the distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund's S shares. Bank of America waived $4,726,615 of distribution expenses from the Prime Fund for the year ended February 28, 1999. For the year ended February 28, 1999, the Prime Fund was advised that Bank of America and its affiliates earned $5,776,974 pursuant to the Distribution and Services Plan.

    On June 8, 1998, the advisor voluntarily contributed capital to the Government Fund in the aggregate amount of approximately $200,000. The advisor received no shares of common stock or other consideration in exchange for this contribution which increased net asset value. For tax purposes, this capital contribution was applied against capital loss carryovers due to expire in the current year. Accordingly, such amounts have been reclassified from additional paid-in capital against accumulated net realized losses on investment transactions in the Statement of Assets and Liabilities.

    For the year ended February 28, 1999, PFPC earned $393,173, $107,467, $14,856 and $41,286 from the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund, respectively, for transfer agency and dividend disbursing agency services performed.

    A partner of Drinker Biddle & Reath LLP ("DBR") serves as Secretary of the Company. Legal fees earned by DBR are stated in the statement of operations.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $60,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives an annual retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $40,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director, will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however, a Director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a Director should be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $132,272, $42,855, $9,149, and $7,115, for the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund, respectively, for the year ended February 28, 1999. A Director who came into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of each Fund (at $1.00 per share) for the periods indicated are summarized below:

                                         PRIME FUND                         TREASURY FUND
                              ---------------------------------   ---------------------------------
                                         YEAR ENDED                          YEAR ENDED
                              ---------------------------------   ---------------------------------
                               FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,
                                   1999              1998              1999              1998
                              ---------------   ---------------   ---------------   ---------------
PACIFIC HORIZON SHARES
 Issued.....................    4,121,827,874     3,213,898,034     1,378,990,633     1,134,991,546
 Reinvest...................      118,691,692       108,696,696        13,108,290        12,406,265
 Redeemed...................   (3,582,193,573)   (3,163,041,484)   (1,377,338,860)   (1,221,794,534)
                              ---------------   ---------------   ---------------   ---------------
Net increase/(decrease).....      658,325,993       159,553,246        14,760,063       (74,396,723)
                              ===============   ===============   ===============   ===============
HORIZON SHARES
 Issued.....................   35,802,102,304    20,455,794,396     5,089,944,318     5,229,807,041
 Reinvest...................       56,343,794        39,465,419        10,055,411        12,806,288
 Redeemed...................  (33,771,907,501)  (19,790,457,950)   (5,011,814,190)   (5,158,308,715)
                              ---------------   ---------------   ---------------   ---------------
Net increase................    2,086,538,597       704,801,865        88,185,539        84,304,614
                              ===============   ===============   ===============   ===============
HORIZON SERVICE SHARES
 Issued.....................   46,210,698,901    35,791,164,395    20,600,030,049    14,976,381,895
 Reinvest...................       79,633,254        69,471,827        22,609,454        24,007,250
 Redeemed...................  (45,220,576,906)  (35,431,800,117)  (20,385,931,897)  (14,844,801,907)
                              ---------------   ---------------   ---------------   ---------------
Net increase................    1,069,755,249       428,836,105       236,707,606       155,587,238
                              ===============   ===============   ===============   ===============
X SHARES
 Issued.....................   29,335,599,808     4,432,511,179    10,373,353,348     1,534,986,458
 Reinvest...................       29,756,422        17,713,737           860,144           520,914
 Redeemed...................  (28,318,554,925)   (3,784,327,932)  (10,049,704,289)   (1,358,289,848)
                              ---------------   ---------------   ---------------   ---------------
Net increase................    1,046,801,305       665,896,984       324,509,203       177,217,524
                              ===============   ===============   ===============   ===============
S SHARES
 Issued.....................    1,342,429,027       607,731,207                --                --
 Reinvest...................       45,056,849         8,606,126                --                --
 Redeemed...................     (387,355,808)      (56,922,818)               --                --
                              ---------------   ---------------   ---------------   ---------------
Net increase................    1,000,130,068       559,414,515(a)              --               --
                              ===============   ===============   ===============   ===============
Y SHARES
 Issued.....................    3,671,737,280       610,798,477     2,046,695,161       434,557,332
 Reinvest...................            1,816             3,822               549                --
 Redeemed...................   (3,575,302,614)     (501,013,899)   (2,019,599,465)     (352,525,984)
                              ---------------   ---------------   ---------------   ---------------
Net increase................       96,436,482       109,788,400(b)      27,096,245       82,031,348(b)
                              ===============   ===============   ===============   ===============

---------------

(a)  Period from April 7, 1997 (inception date) to February 28,
     1998.
(b)  Period from July 10, 1997 (inception date) to February 28,
     1998.

                                     GOVERNMENT FUND                   TREASURY ONLY FUND
                            ---------------------------------   ---------------------------------
                                       YEAR ENDED                          YEAR ENDED
                            ---------------------------------   ---------------------------------
                             FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,
                                 1999              1998              1999              1998
                            ---------------   ---------------   ---------------   ---------------
PACIFIC HORIZON SHARES
 Issued...................      427,522,520       480,817,616       387,486,319       443,400,770
 Reinvest.................        6,864,991         6,669,928         8,115,087         8,944,830
 Redeemed.................     (439,281,985)     (518,067,695)     (428,713,319)     (449,034,109)
                            ---------------   ---------------   ---------------   ---------------
Net increase/(decrease)...       (4,894,474)      (30,580,151)      (33,111,913)        3,311,491
                            ===============   ===============   ===============   ===============
HORIZON SHARES
 Issued...................      390,756,279       210,022,080       216,848,698        60,587,676
 Reinvest.................        3,382,710         2,397,397           391,834           399,848
 Redeemed.................     (291,966,549)     (210,377,544)     (204,272,032)      (61,278,210)
                            ---------------   ---------------   ---------------   ---------------
Net increase/(decrease)...      102,172,440         2,041,933        12,968,500          (290,686)
                            ===============   ===============   ===============   ===============
HORIZON SERVICE SHARES
 Issued...................    2,108,455,977     2,640,550,217       953,783,322       937,283,945
 Reinvest.................        8,421,229         8,966,432         7,930,429         6,370,528
 Redeemed.................   (2,186,347,184)   (2,648,284,551)     (873,765,788)   (1,025,861,091)
                            ---------------   ---------------   ---------------   ---------------
Net increase/(decrease)...      (69,469,978)        1,232,098        87,947,963       (82,206,618)
                            ===============   ===============   ===============   ===============

NOTE 6 -- PROPOSED REORGANIZATIONS

    The Board of Directors of Pacific Horizon Funds, Inc. has approved an Agreement and Plan of Reorganization between Pacific Horizon Funds, Inc. and Nations Institutional Reserves. The Agreement, which is part of a broader reorganization of Pacific Horizon Funds, Inc. into the Nations family of funds, provide for the transfer of all of the assets of each of these Funds to the Nations Cash Reserves Fund, Nations Treasury Reserves Fund and Nations Government Reserves Fund in exchange solely for the number of shares of the Investor Shares, Capital Shares, Advisor Shares of the Nations Cash Reserves, Nations Treasury Reserves, and Nations Government Reserves Funds; Daily Shares and Service Shares of the Nations Cash Reserves and Nations Treasury Reserves Funds; and Daily Shares of the Nations Cash Reserves Fund, equal in number to the outstanding shares of the Pacific Horizon Share Class, Horizon Share Class, Horizon Service Share Class for Pacific Horizon Prime Fund, Pacific Horizon Treasury Fund, Pacific Horizon Government Fund and Pacific Horizon Treasury Only Fund; X Share Class and Y Share Class of the Pacific Horizon Prime and Treasury Funds; and S Share Class of the Pacific Horizon Prime Fund as of the close of business of the New York Stock Exchange on the day that the Reorganizations are effective. The Agreement also provides for the assumption by the Nations Cash Reserves Fund, Nations Treasury Reserves Fund and Nations Government Reserves Fund of all of the liabilities of each of these Funds. The Reorganizations can be consummated only if, among other things, it is approved by the vote of a majority of the outstanding shares of each of the Funds and a majority of outstanding shares of all the funds of Pacific Horizon Funds, Inc. A Special Meeting of Shareholders ("Meeting") of the Funds is scheduled to be held on May 3, 1999, to vote on the Agreements. A detailed description of the proposed transactions and voting information was sent to shareholders of the Funds on or about February 12, 1999. If the Agreements are approved at the Meeting, the Reorganizations are expected to become effective on or about May 14, 1999 for the Pacific Horizon Prime, Treasury, Government, and Treasury Only Funds.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                   1999(a)            1998             1997             1996             1995
                                 ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0495           0.0515           0.0492           0.0539           0.0424
 Net realized gains/(losses) on
   investment transactions.....          --               --               --           0.0004          (0.0227)
                                   --------         --------         --------         --------         --------
Total income from investment
 operations....................      0.0495           0.0515           0.0492           0.0543           0.0197
                                   --------         --------         --------         --------         --------
Less dividends to shareholders
 from net investment income....     (0.0499)         (0.0515)         (0.0490)         (0.0539)         (0.0422)
Increase due to voluntary
 capital contribution from
 Investment Advisor............          --               --               --               --           0.0233
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................     (0.0004)              --           0.0002           0.0004           0.0008
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        5.10%            5.27%            5.01%            5.53%            4.30%+
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $  3,110         $  2,452         $  2,292         $  2,200         $  1,129
 Ratio of expenses to average
   net assets..................        0.55%            0.55%            0.55%            0.55%            0.51%
 Ratio of net investment income
   to average net assets.......        4.94%            5.15%            4.92%            5.37%            4.19%
 Ratio of expenses to average
   net assets*.................          (b)              (b)              (b)            0.56%            0.56%
 Ratio of net investment income
   to average net assets*......          (b)              (b)              (b)            5.36%            4.14%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
  + Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
(a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(b) Fee waivers and fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                               --------------------------------------------------------------------------------
                               FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                 1999(a)            1998             1997             1996             1995
                               ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...........    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.......      0.0527           0.0546           0.0524           0.0571           0.0461
 Net realized gains/(losses)
   on investment
   transactions..............          --               --               --           0.0004          (0.0232)
                                 --------         --------         --------         --------         --------
Total income from investment
 operations..................      0.0527           0.0546           0.0524           0.0575           0.0229
                                 --------         --------         --------         --------         --------
Less dividends to
 shareholders from net
 investment income...........     (0.0531)         (0.0547)         (0.0522)         (0.0571)         (0.0454)
Increase due to voluntary
 capital contribution from
 Investment Advisor..........          --               --               --               --           0.0233
                                 --------         --------         --------         --------         --------
Net change in net asset value
 per share...................     (0.0004)         (0.0001)          0.0002           0.0004           0.0008
                                 --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
 END OF YEAR.................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 ========         ========         ========         ========         ========
Total return.................        5.44%            5.60%            5.34%            5.86%            4.63%+
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)................    $  4,500         $  2,415         $  1,710         $  1,651         $    662
 Ratio of expenses to average
   net assets................        0.23%            0.22%            0.23%            0.23%            0.16%
 Ratio of net investment
   income to average net
   assets....................        5.23%            5.47%            5.24%            5.69%            4.11%
 Ratio of expenses to average
   net assets*...............          (b)              (b)              (b)            0.24%            0.23%
 Ratio of net investment
   income to average net
   assets*...................          (b)              (b)              (b)            5.68%            4.04%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
  + Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
(a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(b) Fee waivers and fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                    --------------------------------------------------------------------------------
                                    FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                      1999(a)            1998             1997             1996             1995
                                    ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                      --------         --------         --------         --------         --------
Income from Investment Operations:
 Net investment income............      0.0502           0.0521           0.0499           0.0546           0.0431
 Net realized gains/(losses) on
   investment transactions........          --               --               --           0.0004          (0.0227)
                                      --------         --------         --------         --------         --------
Total income from investment
 operations.......................      0.0502           0.0521           0.0499           0.0550           0.0204
                                      --------         --------         --------         --------         --------
Less dividends to shareholders
 from net investment income.......     (0.0506)         (0.0522)         (0.0497)         (0.0546)         (0.0429)
Increase due to voluntary capital
 contribution from Investment
 Advisor..........................          --               --               --               --           0.0233
                                      --------         --------         --------         --------         --------
Net change in net asset value per
 share............................     (0.0004)         (0.0001)          0.0002           0.0004           0.0008
                                      --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
 YEAR.............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                      ========         ========         ========         ========         ========
Total return......................        5.18%            5.34%            5.08%            5.60%            4.37%+
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).....................    $  4,443         $  3,374         $  2,945         $  1,561         $    864
 Ratio of expenses to average net
   assets.........................        0.48%            0.48%            0.48%            0.48%            0.44%
 Ratio of net investment income to
   average net assets.............        5.01%            5.23%            5.00%            5.44%            4.31%
 Ratio of expenses to average net
   assets*........................          (b)              (b)              (b)            0.49%            0.48%
 Ratio of net investment income to
   average net assets*............          (b)              (b)              (b)            5.43%            4.27%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
  + Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.
(a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(b) Fee waivers and fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                               YEAR ENDED
                                                       ---------------------------    PERIOD ENDED
                                                       FEBRUARY 28,   FEBRUARY 28,    FEBRUARY 28,
                                                         1999(b)          1998          1997(a)
                                                       ------------   ------------    ------------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.......    $   1.00       $   1.00        $   1.00
                                                         --------       --------        --------
Income from Investment Operations:
 Net investment income...............................      0.0472         0.0491          0.0282
 Net realized gains/(losses) on investment
   transactions......................................          --             --              --
                                                         --------       --------        --------
Total income from investment operations..............      0.0472         0.0491          0.0282
                                                         --------       --------        --------
Less dividends to shareholders from net investment
 income..............................................     (0.0474)       (0.0491)        (0.0281)
                                                         --------       --------        --------
Net change in net asset value per share..............     (0.0002)            --          0.0001
                                                         --------       --------        --------
NET ASSET VALUE PER SHARE, END OF PERIOD.............    $   1.00       $   1.00        $   1.00
                                                         ========       ========        ========
Total return.........................................        4.84%          5.03%           2.84%(e)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (millions)..............    $  1,916       $    869        $    204
 Ratio of expenses to average net assets.............        0.77%          0.77%           0.78%(d)
 Ratio of net investment income to average net
   assets............................................        4.66%          4.92%           4.73%(d)
 Ratio of expenses to average net assets*............          (c)            (c)             (c)
 Ratio of net investment income to average net
   assets*...........................................          (c)            (c)             (c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c) Fees waivers and fees paid by third parties had no effect on the ratios.
(d)  Annualized.
(e)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                               YEAR ENDED     PERIOD ENDED
                                                              FEBRUARY 28,    FEBRUARY 28,
                                                                1999(b)         1998(a)
                                                              ------------    ------------
S SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00        $   1.00
                                                                --------        --------
Income from Investment Operations:
 Net investment income......................................      0.0472          0.0444
 Net realized gains/(losses) on investment transactions.....          --              --
                                                                --------        --------
Total income from investment operations.....................      0.0472          0.0444
                                                                --------        --------
Less dividends to shareholders from net investment income...     (0.0475)        (0.0444)
                                                                --------        --------
Net change in net asset value per share.....................     (0.0003)             --
                                                                --------        --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00        $   1.00
                                                                ========        ========
Total return................................................        4.85%           4.53%(e)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (millions).....................    $  1,560        $    559
 Ratio of expenses to average net assets....................        0.78%           0.76%(d)
 Ratio of net investment income to average net assets.......        4.65%           4.92%(d)
 Ratio of expenses to average net assets*...................        1.22%           1.20%(c)(d)
 Ratio of net investment income to average net assets*......        4.21%           4.48%(c)(d)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from April 7, 1997 (inception date) to February 28,
     1998.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c)  Fees paid by third parties had no effect on the ratios.
(d)  Annualized.
(e)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                               YEAR ENDED     PERIOD ENDED
                                                              FEBRUARY 28,    FEBRUARY 28,
                                                                1999(b)         1998(a)
                                                              ------------    ------------
Y SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00        $   1.00
                                                                --------        --------
Income from Investment Operations:
 Net investment income......................................      0.0427          0.0290
 Net realized gains/(losses) on investment transactions.....          --              --
                                                                --------        --------
Total income from investment operations.....................      0.0427          0.0290
                                                                --------        --------
Less dividends to shareholders from net investment income...     (0.0429)        (0.0290)
                                                                --------        --------
Net change in net asset value per share.....................     (0.0002)             --
                                                                --------        --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00        $   1.00
                                                                ========        ========
Total return................................................        4.37%           2.93%(e)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (millions).....................    $    206        $    110
 Ratio of expenses to average net assets....................        1.22%           1.21%(d)
 Ratio of net investment income to average net assets.......        4.24%           4.48%(d)
 Ratio of expenses to average net assets*...................          (c)             (c)
 Ratio of net investment income to average net assets*......          (c)             (c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 10, 1997 (inception date) to February 28,
     1998.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c) Fee waivers and fees paid by third parties had no effect on the ratios.
(d)  Annualized.
(e)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                    --------------------------------------------------------------------------------
                                    FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                      1999(a)            1998             1997             1996             1995
                                    ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                      --------         --------         --------         --------         --------
Income from Investment Operations:
 Net investment income............      0.0474           0.0497           0.0477           0.0527           0.0405
 Net realized gains/(losses) on
   investment transactions........          --         (0.0002)               --           0.0011           0.0001
                                      --------         --------         --------         --------         --------
Total income from investment
 operations.......................      0.0474           0.0495           0.0477           0.0538           0.0406
                                      --------         --------         --------         --------         --------
Less dividends to shareholders
 from net investment income.......     (0.0474)        (0.0495)          (0.0477)         (0.0527)         (0.0405)
                                      --------         --------         --------         --------         --------
Net change in net asset value per
 share............................          --               --               --           0.0011           0.0001
                                      --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
 YEAR.............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                      ========         ========         ========         ========         ========
Total return......................        4.85%            5.07%            4.87%            5.40%            4.13%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).....................    $    351         $    336         $    411         $  1,091         $  1,132
 Ratio of expenses to average net
   assets.........................        0.56%            0.57%            0.57%            0.57%            0.55%
 Ratio of net investment income to
   average net assets.............        4.72%            4.96%            4.76%            5.24%            3.99%
 Ratio of expenses to average net
   assets*........................        (b)(c)           (b)(c)             (c)            0.58%              (b)
 Ratio of net investment income to
   average net assets*............       (b)(c)            (b)(c)             (c)            5.23%              (b)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                    --------------------------------------------------------------------------------
                                    FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                      1999(a)            1998             1997             1996             1995
                                    ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                      --------         --------         --------         --------         --------
Income from Investment Operations:
 Net investment income............      0.0506           0.0527           0.0509           0.0559           0.0437
 Net realized gains/(losses) on
   investment transactions........          --               --               --           0.0011           0.0001
                                      --------         --------         --------         --------         --------
Total income from investment
 operations.......................      0.0506           0.0527           0.0509           0.0570           0.0438
                                      --------         --------         --------         --------         --------
Less dividends to shareholders
 from net investment income.......     (0.0506)        (0.0527)          (0.0509)         (0.0559)         (0.0437)
                                      --------         --------         --------         --------         --------
Net change in net asset value per
 share............................          --               --               --           0.0011           0.0001
                                      --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
 YEAR.............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                      ========         ========         ========         ========         ========
Total return......................        5.19%            5.40%            5.21%            5.73%            4.46%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).....................    $    790         $    702         $    618         $    722         $    469
 Ratio of expenses to average net
   assets.........................        0.24%            0.25%            0.25%            0.25%            0.23%
 Ratio of net investment income to
   average net assets.............        5.05%            5.27%            5.09%            5.56%            4.36%
 Ratio of expenses to average net
   assets*........................        (b)(c)           (b)(c)             (c)            0.26%              (b)
 Ratio of net investment income to
   average net assets*............       (b)(c)            (b)(c)             (c)            5.55%              (b)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                    --------------------------------------------------------------------------------
                                    FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                      1999(a)            1998             1997             1996             1995
                                    ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                      --------         --------         --------         --------         --------
Income from Investment Operations:
 Net investment income............      0.0481           0.0502           0.0484           0.0534           0.0412
 Net realized gains/(losses) on
   investment transactions........          --               --               --           0.0011           0.0001
                                      --------         --------         --------         --------         --------
Total income from investment
 operations.......................      0.0481           0.0502           0.0484           0.0545           0.0413
                                      --------         --------         --------         --------         --------
Less dividends to shareholders
 from net investment income.......     (0.0481)        (0.0502)          (0.0484)         (0.0534)         (0.0412)
                                      --------         --------         --------         --------         --------
Net change in net asset value per
 share............................          --               --               --           0.0011           0.0001
                                      --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END OF
 YEAR.............................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                      ========         ========         ========         ========         ========
Total return......................        4.92%            5.14%            4.97%            5.47%            4.20%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).....................    $  1,950         $  1,713         $  1,557         $  1,031         $    364
 Ratio of expenses to average net
   assets.........................        0.49%            0.50%            0.50%            0.50%            0.48%
 Ratio of net investment income to
   average net assets.............        4.81%            5.03%            4.84%            5.31%            4.01%
 Ratio of expenses to average net
   assets*........................       (b)(c)           (b)(c)              (c)            0.51%              (b)
 Ratio of net investment income to
   average net assets*............       (b)(c)           (b)(c)              (c)            5.30%              (b)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                YEAR ENDED
                                                        ---------------------------   PERIOD ENDED
                                                        FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                                          1999(b)          1998         1997(a)
                                                        ------------   ------------   ------------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD........    $   1.00       $   1.00       $   1.00
                                                          --------       --------       --------
Income from Investment Operations:
 Net investment income................................      0.0451         0.0472         0.0271
                                                          --------       --------       --------
Total income from investment operations...............      0.0451         0.0472         0.0271
                                                          --------       --------       --------
Less dividends to shareholders from net investment
 income...............................................     (0.0451)       (0.0472)       (0.0271)
                                                          --------       --------       --------
Net change in net asset value per share...............          --             --             --
                                                          --------       --------       --------
NET ASSET VALUE PER SHARE, END OF PERIOD..............    $   1.00       $   1.00       $   1.00
                                                          ========       ========       ========
Total return..........................................        4.61%          4.83%          2.74%(f)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (millions)...............    $    508       $    183       $      6
 Ratio of expenses to average net assets..............        0.79%          0.78%          0.81%(e)
 Ratio of net investment income to average net
   assets.............................................        4.40%          4.73%          4.58%(e)
 Ratio of expenses to average net assets*.............       (c)(d)         (c)(d)         (c)(d)
 Ratio of net investment income to average net
   assets*............................................       (c)(d)         (c)(d)         (c)(d)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c) There were no fee waivers or expense reimbursements during the period.
(d)  Fees paid by third parties had no effect on the ratios.
(e)  Annualized.
(f)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                               YEAR ENDED    PERIOD ENDED
                                                              FEBRUARY 28,   FEBRUARY 28,
                                                                1999(b)        1998(a)
                                                              ------------   ------------
Y SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $   1.00       $   1.00
                                                                --------       --------
Income from Investment Operations:
 Net investment income......................................      0.0406         0.0276
                                                                --------       --------
Total income from investment operations.....................      0.0406         0.0276
                                                                --------       --------
Less dividends to shareholders from net investment income...     (0.0406)       (0.0276)
                                                                --------       --------
Net change in net asset value per share.....................          --             --
                                                                --------       --------
NET ASSET VALUE PER SHARE, END OF PERIOD....................    $   1.00       $   1.00
                                                                ========       ========
Total return................................................        4.14%          2.80%(f)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (millions).....................    $    109       $     82
 Ratio of expenses to average net assets....................        1.24%          1.22%(e)
 Ratio of net investment income to average net assets.......        4.02%          4.28%(e)
 Ratio of expenses to average net assets*...................       (c)(d)         (c)(d)
 Ratio of net investment income to average net assets*......       (c)(d)         (c)(d)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 10, 1997 (inception date) to February 28,
     1998.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c) There were no fee waivers or expense reimbursements during the period.
(d)  Fees paid by third parties had no effect on the ratios.
(e)  Annualized.
(f)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                   YEAR ENDED
                                    ------------------------------------------------------------------------
                                    FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,
                                      1999(a)          1998           1997           1996           1995
                                    ------------   ------------   ------------   ------------   ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                      --------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income............      0.0484         0.0503         0.0481         0.0530         0.0421
 Net realized gains/(losses) on
   investment transactions........          --        (0.0002)            --        (0.0004)**     (0.0091)
                                      --------       --------       --------       --------       --------
Total income from investment
 operations.......................      0.0484         0.0501         0.0481         0.0526         0.0330
                                      --------       --------       --------       --------       --------
Less dividends to shareholders
 from net investment income.......     (0.0485)       (0.0501)       (0.0480)       (0.0524)       (0.0420)
Increase due to voluntary capital
 contribution from Investment
 Advisor (Note 3).................      0.0005             --             --             --         0.0085
                                      --------       --------       --------       --------       --------
Net change in net asset value per
 share............................      0.0004             --         0.0001         0.0002        (0.0005)
                                      --------       --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF
 YEAR.............................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                      ========       ========       ========       ========       ========
Total return......................        4.96%+         5.13%          4.91%          5.37%          4.28%+
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).....................    $    157       $    162       $    192       $    261       $    355
 Ratio of expenses to average net
   assets.........................        0.55%          0.60%          0.55%          0.56%          0.50%
 Ratio of net investment income to
   average net assets.............        4.84%          4.99%          4.82%          5.34%          4.27%
 Ratio of expenses to average net
   assets*........................        0.60%(b)       0.64%          0.61%(b)       0.63%          0.58%
 Ratio of net investment income to
   average net assets*............        4.79%(b)       4.95%          4.76%(b)       5.27%          4.19%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.
  + Total return includes the effect of the voluntary capital contribution from the Investment Advisor. (See Note 3 to
     Financial Statements) Without this capital contribution, the total return would have been lower.
(a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                   YEAR ENDED
                                    ------------------------------------------------------------------------
                                    FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,
                                      1999(a)          1998           1997           1996           1995
                                    ------------   ------------   ------------   ------------   ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                      --------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income............      0.0512         0.0532         0.0513         0.0600         0.0454
 Net realized gains/(losses) on
   investment transactions........          --         0.0001             --        (0.0042)**     (0.0092)
                                      --------       --------       --------       --------       --------
Total income from investment
 operations.......................      0.0512         0.0533         0.0513         0.0558         0.0362
                                      --------       --------       --------       --------       --------
Less dividends to shareholders
 from net investment income.......     (0.0517)       (0.0533)       (0.0512)       (0.0556)       (0.0452)
Increase due to voluntary capital
 contribution from Investment
 Advisor (Note 3).................      0.0005             --             --             --         0.0085
                                      --------       --------       --------       --------       --------
Net change in net asset value per
 share............................          --        (0.0000)        0.0001         0.0002        (0.0005)
                                      --------       --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF
 YEAR.............................    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                      ========       ========       ========       ========       ========
Total return......................        5.30%+         5.46%          5.25%          5.71%          4.61%+
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions).....................    $    165       $     63       $     61       $     55       $    235
 Ratio of expenses to average net
   assets.........................        0.23%          0.27%          0.22%          0.24%          0.17%
 Ratio of net investment income to
   average net assets.............        5.00%          5.32%          5.15%          5.66%          4.67%
 Ratio of expenses to average net
   assets*........................        0.28%(b)       0.32%          0.29%(b)       0.30%          0.25%
 Ratio of net investment income to
   average net assets*............        4.95%(b)       5.27%          5.08%(b)       5.60%          4.59%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.
  + Total return includes the effect of the voluntary capital contribution from the Investment Advisor. (See Note 3 to
     Financial Statements) Without this capital contribution, the total return would have been lower.
(a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                               --------------------------------------------------------------------------------
                               FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                 1999(a)            1998             1997             1996             1995
                               ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...........    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.......      0.0493           0.0507           0.0488           0.0537           0.0429
 Net realized gains/(losses)
   on investment
   transactions..............          --           0.0001               --          (0.0004)**       (0.0092)
                                 --------         --------         --------         --------         --------
Total income from investment
 operations..................      0.0493           0.0508           0.0488           0.0533           0.0337
                                 --------         --------         --------         --------         --------
Less dividends to
 shareholders from net
 investment income...........     (0.0492)         (0.0508)         (0.0487)         (0.0531)         (0.0427)
Increase due to voluntary
 capital contribution from
 Investment Advisor
 (Note 3)....................      0.0005               --               --               --           0.0085
                                 --------         --------         --------         --------         --------
Net change in net asset value
 per share...................      0.0006               --           0.0001           0.0002          (0.0005)
                                 --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
 END OF YEAR.................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 ========         ========         ========         ========         ========
Total return.................        5.03%+           5.20%            4.98%            5.44%            4.35%+
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)................    $    195         $    264         $    263         $    213         $    289
 Ratio of expenses to average
   net assets................        0.48%            0.52%            0.48%            0.49%            0.43%
 Ratio of net investment
   income to average net
   assets....................        4.92%            5.07%            4.89%            5.41%            4.32%
 Ratio of expenses to average
   net assets*...............        0.53%(b)         0.57%            0.54%(b)         0.56%            0.51%
 Ratio of net investment
   income to average net
   assets*...................        4.87%(b)         5.02%            4.83%(b)         5.34%            4.24%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** Net realized loss for the period is a direct result of a decrease in outstanding shares between February 28, 1995 and the date of the gain realization.
  + Total return includes the effect of the voluntary capital contribution from the Investment Advisor. (See Note 3 to
     Financial Statements) Without this capital contribution, the total return would have been lower.
(a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(b)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                               --------------------------------------------------------------------------------
                               FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                 1999(a)            1998             1997             1996             1995
                               ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...........    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.......      0.0442           0.0472           0.0458           0.0495           0.0384
 Net realized gains/(losses)
   on investment
   transactions..............          --               --           0.0001           0.0003          (0.0002)
                                 --------         --------         --------         --------         --------
Total income from investment
 operations..................      0.0442           0.0472           0.0459           0.0498           0.0382
                                 --------         --------         --------         --------         --------
Less dividends to
 shareholders from net
 investment income...........     (0.0442)         (0.0472)         (0.0458)         (0.0495)         (0.0384)
                                 --------         --------         --------         --------         --------
Net change in net asset value
 per share...................          --               --           0.0001           0.0003          (0.0002)
                                 --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
 END OF YEAR.................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 ========         ========         ========         ========         ========
Total return.................        4.51%            4.83%            4.68%            5.06%            3.90%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)................    $    195         $    229         $    225         $    274         $     90
 Ratio of expenses to average
   net assets................        0.58%            0.61%            0.60%            0.63%            0.62%
 Ratio of net investment
   income to average net
   assets....................        4.42%            4.73%            4.59%            4.94%            3.90%
 Ratio of expenses to average
   net assets*...............        (b)(c)           (b)(c)             (c)              (b)            0.63%
 Ratio of net investment
   income to average net
   assets*...................       (b)(c)            (b)(c)             (c)              (b)            3.89%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                             YEAR ENDED
                                             ------------------------------------------   PERIOD ENDED
                                             FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,
                                               1999(b)          1998           1997         1996(a)
                                             ------------   ------------   ------------   ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
 PERIOD....................................    $   1.00       $   1.00       $   1.00       $   1.00
                                               --------       --------       --------       --------
Income from Investment Operations:
 Net investment income.....................      0.0474         0.0504         0.0490         0.0227
 Net realized gains/(losses) on investment
   transactions............................          --             --         0.0001        (0.0001)
                                               --------       --------       --------       --------
Total income from investment operations....      0.0474         0.0504         0.0491         0.0226
                                               --------       --------       --------       --------
Less dividends to shareholders from net
 investment income.........................     (0.0474)       (0.0504)       (0.0490)       (0.0227)
                                               --------       --------       --------       --------
Net change in net asset value per share....          --             --         0.0001        (0.0001)
                                               --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF PERIOD...    $   1.00       $   1.00       $   1.00       $   1.00
                                               ========       ========       ========       ========
Total return...............................        4.84%          5.16%          5.02%          2.30%(f)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (millions)....    $     43       $     30       $     30       $      7
 Ratio of expenses to average net assets...        0.26%          0.29%          0.27%          0.70%(e)
 Ratio of net investment income to average
   net assets..............................        4.72%          5.04%          4.94%         11.88%(e)
 Ratio of expenses to average net
   assets*.................................       (c)(d)         (c)(d)         (c)(d)            (c)
 Ratio of net investment income to average
   net assets*.............................       (c)(d)         (c)(d)         (c)(d)            (c)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from September 20, 1995 (inception date) to February
     29, 1996.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c) There were no fee waivers or expense reimbursements during the period.
(d)  Fees paid by third parties had no effect on the ratios.
(e)  Annualized.
(f)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                   YEAR ENDED
                                --------------------------------------------------------------------------------
                                FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                  1999(a)            1998             1997             1996             1995
                                ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                  --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........     0.0449           0.0480           0.0465           0.0502           0.0391
 Net realized gains/(losses) on
   investment transactions.....         --               --           0.0001           0.0003          (0.0002)
                                  --------         --------         --------         --------         --------
Total income from investment
 operations....................     0.0449           0.0480           0.0466           0.0505           0.0389
                                  --------         --------         --------         --------         --------
Less dividends to shareholders
 from net investment income....    (0.0449)         (0.0480)         (0.0465)         (0.0502)         (0.0391)
                                  --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................         --               --           0.0001           0.0003          (0.0002)
                                  --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                  ========         ========         ========         ========         ========
Total return...................       4.58%            4.90%            4.75%            5.14%            3.98%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................   $    265         $    177         $    260         $    186         $    194
 Ratio of expenses to average
   net assets..................       0.51%            0.54%            0.53%            0.56%            0.55%
 Ratio of net investment income
   to average net assets.......       4.45%            4.80%            4.66%            5.01%            3.86%
 Ratio of expenses to average
   net assets*.................      (b)(c)           (b)(c)           (b)(c)              (b)            0.56%
 Ratio of net investment income
   to average net assets*......      (b)(c)           (b)(c)           (b)(c)              (b)            3.85%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(b) There were no fee waivers or expense reimbursements during the period.
(c)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon Prime Fund, Pacific Horizon Treasury Fund, Pacific Horizon Government Fund and Pacific Horizon Treasury Only Fund (four of the portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As explained in Note 6, the Board of Directors of the Pacific Horizon Funds, Inc. has approved an agreement and plan of reorganization between Pacific Horizon Funds, Inc. and Nations Institutional Reserves. A Special Meeting of Shareholders of the Funds is scheduled to be held on May 3, 1999 to seek approval of the merger of the Pacific Horizon Prime Fund, Pacific Horizon Treasury Fund, Pacific Horizon Government Fund and Pacific Horizon Treasury Only Fund and the Nations Cash Reserves Fund, Nations Treasury Reserves Fund and Nations Government Reserves Fund.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
April 22, 1999

For more information, complete the following form and mail it to:

                          Pacific Horizon Funds, Inc.
                                  PO Box 8968
                           Wilmington, DE 19899-8968

 ...............................................................................
First Name                                  Last Name

 ...............................................................................
Street Address

 ...............................................................................
City                             State                   Zip Code

 ...............................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ...............................................................................
 Name of Broker

 ...............................................................................
 Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

 Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund      [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund         [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                 [ ] Short-Term Government Fund
       [ ] Capital Income Fund            [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund          [ ] California Municipal Bond Fund
       [ ] Flexible Income Fund
                               Money Market Funds
       [ ] Prime Fund                     [ ] Treasury Only Fund
       [ ] Treasury Fund                  [ ] Tax-Exempt Money Fund
       [ ] Government Fund                [ ] California Tax-Exempt Money Market Fund

Additional Comments:

 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                  New York, NY
                                Permit No. 8048
                                      LOGO

                    Provident Distributor, Inc., Distributor
PHF-4005 4/99

                 PACIFIC HORIZON TAX-EXEMPT MONEY MARKET FUNDS

                 PACIFIC HORIZON TAX-EXEMPT MONEY MARKET FUNDS
                                 ANNUAL REPORT
                               February 28, 1999

                             Tax-Exempt Money Fund

                    California Tax-Exempt Money Market Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
      --------------------------------------------------------------------------

               .....................................

                                                                        Contents

                                      FUND FACTS                         2-3

                                      UNDERSTANDING YOUR SHAREHOLDER
                                        REPORT                           4-6

                                      ECONOMIC REVIEW FROM THE
                                        INVESTMENT ADVISER               8-9

                                      PORTFOLIO OF INVESTMENTS         10-48

                                      STATEMENTS OF ASSETS
                                        AND LIABILITIES                   49

                                      STATEMENTS OF OPERATIONS            50

                                      STATEMENTS OF CHANGES
                                        IN NET ASSETS                     51

                                      NOTES TO FINANCIAL
                                        STATEMENTS                     52-61

                                      FINANCIAL HIGHLIGHTS             62-69

                                      REPORT OF INDEPENDENT
                                        ACCOUNTANTS                       70

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value, but offer no growth potential.

---------------------------------------------------------------------------
            FUND NAME                        INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ...........................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ...........................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ...........................................................................
 Capital Income                     Total Investment Return
 ...........................................................................
 Asset Allocation                   Long-Term Growth
 ...........................................................................
 Flexible Income                    High Current Income
 (formerly Corporate Bond)
 ...........................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ...........................................................................
 U.S. Government Securities         High Level of Current Income
 ...........................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ...........................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ...........................................................................
 California Municipal Bond*         High Level of Federal and California
 (formerly California Tax-Exempt    Tax-Free Current Income
 Bond)
 ...........................................................................
 Money Market Funds+                Current Income, Stable Share Price and
 - Prime                            Daily Liquidity
 - Treasury
 - Government
 - Treasury Only
 ...........................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                 Federal Tax-Free Current Income, Stable
                                    Share Price and Daily Liquidity
 - California Tax-Exempt Money      Federal and California Tax-Free Current
   Market                           Income, Stable Share Price and Daily
                                    Liquidity

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

                                                [Graph of Sample Page]


The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.

[Graph of Sample Page]

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.

The Financial Statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

[Graph of Sample Page]


                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE


The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

[Graph of Sample Page]

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

[Graph of Sample Page]            OPERATING EXPENSES INCURRED BY THE FUND DURING
                                  THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS


The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

[Graph of Sample Page]            OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS


The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The past 12 months will be remembered as one of the most volatile periods in financial market history. The crisis in Asia, the Russian default and the devaluation of the Brazilian Real caused dramatic swings in equity valuations, interest rates, and spreads and commodity prices. The Federal Reserve, in order to calm the markets and restore liquidity, lowered short term interest rates by 0.75%. The Dow Jones Industrial Average* after dropping to 7,539, rebounded to close the period at 9,306. The yield on the benchmark 10-year U.S. Treasury Note which was at 5.16% on 3/19/99, fluctuated over a 1.2% range with a high of 5.81% on 4/29/98 and low of 4.16% on 10/5/98. Spreads on 10-year "A" rated finance debt over 10-year U.S. Treasuries started the period at a spread of 0.75% and widened to as much as 1.45% only to end the period at 1.05% over comparable maturity U.S. Treasury notes. International turmoil and the Asian recession also took its toll on commodities. Demand for oil all but evaporated and crude oil prices declined from almost $18.00 a barrel to just under $11.50 a barrel only to rebound to $15.00 on strong U.S. growth and expectations of and a quick recovery in Asia.

Throughout this turmoil, the U.S. remained an "oasis of prosperity" with the U.S. Gross Domestic Product growing at an estimated 4.3% for 1998. The U.S. consumer, unfazed by the recent volatility, continued to spend, pushing the economy through its ninth year of expansion.

Unemployment remained near historical lows and there was continued strength in real disposable income that translated into a high level of consumer confidence. At the same time, the industrial side of the economy, burdened by slower exports as well as the effects of the strong dollar, remained sluggish.

Inflation, as measured by the Consumer Price Index (CPI), remained benign over the past year, increasing only 1.6% in 1998. Huge declines in commodities and weakness on the manufacturing side of the economy offset relatively full employment and money supply growth.

Despite turmoil abroad, the U.S. equity markets, as tracked by the Standard & Poor's 500 Composite Stock Price Index**, posted a solid return of 18.01%. Unfortunately, the Russell 2000*** proved that not all stocks are created equal with a negative return of (15.06%) over the same period. While an era of consolidation and low inflation should bode well for large cap stocks, we doubt that this can continue.

The fixed income markets also put in a strong performance for the past 12 months, with the benchmark Salomon Smith Barney Broad Investment-Grade (BIG) Index# posting a positive return of 6.31%. The top performing sector for the period was U.S. agency debt which outperformed comparable maturity U.S. Treasuries by 0.44% followed by U.S. agency mortgage-backed securities which outperformed by 0.28%. The worst performing sector was U.S. corporate bonds which underperformed U.S. Treasuries by 0.60% with "AA", "A", and "BBB" rated corporate debt underperforming by 0.03%, 0.27%, and 1.61% respectively.

OUTLOOK FOR 1999

While the consensus of Wall Street economists is for a growth rate of 3.5% in 1999, we believe the risk is faster than anticipated growth because of the momentum of the U.S. economy. The wildcard over the next year is the timing of Asia's economic turnaround.

Asia remains a big question mark, with many economists calling for a "v" shaped recovery. Although we believe the Asian economies have bottomed, we suspect that the recovery in the region will be slower than anticipated. While Korea has recently shown strength in industrial production and exports, Japan, which constitutes two-thirds of the region's GDP, continues to show signs of weakness. If Japan chooses to monetize their debt by printing currency, they may cause another round of devaluations in the region. China has stated their intentions to maintain the value of the Yuan, but if they fail to meet their growth targets and the Yen declines substantially in value, all bets are off.

Sincerely,
Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management

---------------
  * The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

 ** The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization-weighted index consisting of 500 common stocks that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unavailable for investment.

*** The Russell 2000 Growth Index is a widely used unmanaged index which measures the performance of small-cap stocks and cannot be invested in directly.

  # The BIG Index is market-capitalization weighted and includes fixed-rate
    Treasury, Government-sponsored, mortgage and investment-grade corporates with a maturity of one year or longer. The minimum amount outstanding for US Treasury and mortgage issues is $1 billion for both entry and exit. For Government sponsored and corporate issues the entry and exit amounts are $100 million.

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1999
--------------------------------------------------------------------------------

                              MOODY'S         S&P                                        AMORTIZED
                             RATINGS+      RATINGS+             MATURITY   PRINCIPAL        COST
       DESCRIPTION          (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------          -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- 99.5%
ALASKA -- 1.2%
 Alaska State Housing
 Finance Corporation
 (final maturity 12/1/19)*
 144A.....................     NR/NR        NR/NR        2.97%  03/03/99  $ 9,995,000   $  9,995,000
                                                                                        ------------
ARIZONA -- 0.3%
 Apache County Industrial
 Development Authority,
 Tucson Electric Power,
 Series B (LOC -- Bank of
 New York) (final maturity
 12/15/18)*...............   VMIG1/Aa3     A1+/AA-       2.95%  03/03/99    2,200,000      2,200,000
                                                                                        ------------
ARKANSAS -- 0.4%
 Arkansas State
 Development Financing
 Authority, Single Family
 Mortgage, Series A (AMT)
 (final maturity
 7/1/30)*.................     NR/NR       A1+/AAA       3.70%  06/01/99    3,400,000      3,400,000
                                                                                        ------------
CALIFORNIA -- 3.1%
 California Pollution
 Control Financing
 Authority, Pacific Gas &
 Electric, Series B (AMT)
 (LOC -- Deutsche Bank)
 (final maturity
 11/1/26)*................     NR/NR       A1+/AAA       3.15%  03/01/99    2,500,000      2,500,000
 Los Angeles Community
 Redevelopment Agency,
 Multifamily Housing
 Agency, Academy Village
 Apartments, Series A
 (AMT) (LOC -- Swiss Bank)
 (final maturity
 10/1/19)*................   VMIG1/Aaa      NR/NR        2.75%  03/01/99   10,000,000     10,000,000

---------------
See Notes to Financial Statements.

                              MOODY'S         S&P                                        AMORTIZED
                             RATINGS+      RATINGS+             MATURITY   PRINCIPAL        COST
       DESCRIPTION          (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------          -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 San Diego Housing
 Authority, Multi-Family
 Housing, Nobel Court
 Apartments, Series L
 (final maturity
 12/1/08)*................   VMIG1/A1       NR/NR        2.70%  03/04/99  $11,910,000   $ 11,910,000
                                                                                        ------------
                                                                                          24,410,000
                                                                                        ------------
COLORADO -- 0.8%
 Pitkin County Industrial
 Development, Aspen Skiing
 Company Project, Series A
 (LOC -- First National
 Bank of Chicago) (final
 maturity 4/1/16)*........     NR/NR       A1+/AA-       3.25%  03/01/99    6,090,000      6,090,000
                                                                                        ------------
DISTRICT OF COLUMBIA -- 6.4%
 District of Columbia,
 Multimodal-Medlantic,
 Series B (FSA Insured)
 (final maturity
 8/15/38)*................   VMIG1/Aaa     A1+/AAA       3.25%  03/01/99    1,500,000      1,500,000
 District of Columbia,
 Series A2 (LOC -- Bank of
 Nova Scotia) (final
 maturity 10/1/07)*.......   VMIG1/Aa3     A1+/AA-       3.35%  03/01/99   13,300,000     13,300,000
 District of Columbia,
 Series A3 (final maturity
 10/1/07)*................   VMIG1/Aa3     A1+/AA-       3.35%  03/01/99   18,800,000     18,800,000
 District of Columbia,
 Series A4 (final maturity
 10/1/07)*................   VMIG1/Aa3     A1+/AA-       3.35%  03/01/99    2,200,000      2,200,000
 District of Columbia, Tax
 & Revenue Anticipation
 Notes, Series B..........    MIG1/NR      SP1+/NR       3.75%  09/30/99   15,000,000     15,055,380
                                                                                        ------------
                                                                                          50,855,380
                                                                                        ------------

---------------
See Notes to Financial Statements.

                              MOODY'S         S&P                                        AMORTIZED
                             RATINGS+      RATINGS+             MATURITY   PRINCIPAL        COST
       DESCRIPTION          (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------          -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
FLORIDA -- 9.8%
 Collier County Industrial
 Development Authority,
 Health Care Facilities
 Revenue, Community Health
 Care, Series A
 (LOC -- First Union
 National Bank) (final
 maturity 11/1/19)*.......     NR/NR        A1/A+        3.15%  03/03/99  $ 9,100,000   $  9,100,000
 Dade County Housing
 Financing Authority,
 Multifamily Mortgage
 Revenue (FNMA Insured)
 (final maturity
 5/15/05)*................     NR/NR       A1+/AAA       2.95%  03/03/99    2,500,000      2,500,000
 Florida Board of
 Education (final maturity
 6/1/23)* 144A............     NR/Aa       A1+/AA        3.20%  06/01/99   10,395,000     10,395,000
 Florida State Turnpike
 Authority, Turnpike
 Revenue, Series 1 (final
 maturity 7/1/19)*........     NR/NR        NR/NR        3.07%  03/01/99   20,000,000     20,000,000
 Jacksonville Pollution
 Control Revenue, Florida
 Power & Light Company
 Project (final maturity
 9/1/24)*.................   VMIG1/Aa3     A1+/AA-       3.00%  03/11/99    5,000,000      5,000,000
 Sarasota County Public
 Hospital District,
 Sarasota Hospital
 Project, Series A........     P1/NR       A1+/NR        3.30%  03/03/99    4,000,000      4,000,000
 Sarasota County Public
 Hospital District,
 Sarasota Hospital
 Project, Series A........     P1/NR       A1+/NR        3.05%  03/11/99    5,000,000      5,000,000
 St. Lucie, Florida Power
 & Light, Series 92.......     P1/NR       A1+/NR        3.10%  03/10/99    2,300,000      2,300,000
 Sunshine State Government
 Finance Commission
 Revenue Bonds, Series
 1986.....................     P1/NR       A1+/NR        2.95%  03/08/99   10,000,000     10,000,000
 Sunshine State Government
 Finance Commission
 Revenue Bonds, Series
 1986.....................     P1/NR       A1+/NR        3.05%  03/09/99   10,000,000     10,000,000
                                                                                        ------------
                                                                                          78,295,000
                                                                                        ------------

---------------
See Notes to Financial Statements.

                              MOODY'S         S&P                                        AMORTIZED
                             RATINGS+      RATINGS+             MATURITY   PRINCIPAL        COST
       DESCRIPTION          (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------          -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
GEORGIA -- 2.6%
 Gainesville Redevelopment
 Authority, Riverside
 Military Academy
 (LOC -- Wachovia Bank of
 North Carolina) (final
 maturity 1/1/23)*........    NR/Aa2        NR/NR        2.95%  03/03/99  $15,000,000   $ 15,000,000
 Richmond County
 Development Authority,
 Solid Waste Disposal
 Revenue, Evergreen Nylon
 Project (final maturity
 7/1/32)*.................     NR/NR        A1/A+        3.05%  03/01/99    5,800,000      5,800,000
                                                                                        ------------
                                                                                          20,800,000
                                                                                        ------------
IDAHO--1.9%
 Idaho State Tax
 Anticipation Notes.......    MIG1/NR      SP1+/NR       4.50%  06/30/99   15,000,000     15,043,181
                                                                                        ------------
ILLINOIS--8.4%
 Chicago Industrial
 Development Revenue,
 Guernsey Bel, Inc.
 Project, Series A
 (LOC -- Harris Trust &
 Savings Bank) (final
 maturity 12/1/16)*.......     NR/NR       A1+/AA        3.05%  03/03/99    1,135,000      1,135,000
 Chicago Park District,
 Tax Anticipation Notes...    MIG1/NR      SP1+/NR       4.30%  09/17/99    8,000,000      8,031,627
 Elmhurst Revenue, Joint
 Commission Accredation
 (final maturity
 7/1/18)*.................   VMIG1/Aa1     A1/AA+        2.95%  03/04/99    4,450,000      4,450,000
 Illinois Educational
 Facilities Authority,
 John F. Kennedy Health
 Care Foundation
 (LOC -- Lasalle National
 Bank) (final maturity
 12/1/25)*................     NR/NR       A1+/AA-       3.60%  05/11/99    6,400,000      6,400,000
 Illinois Health
 Facilities Authority,
 Elmhurst Memorial
 Hospital, Series A (final
 maturity 1/1/28)*........   VMIG1/A2       NR/NR        3.30%  03/01/99   22,700,000     22,700,000

---------------
See Notes to Financial Statements.

                              MOODY'S         S&P                                        AMORTIZED
                             RATINGS+      RATINGS+             MATURITY   PRINCIPAL        COST
       DESCRIPTION          (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------          -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
ILLINOIS -- (CONTINUED)
 Illinois Health
 Facilities Authority,
 Elmhurst Memorial
 Hospital, Series B
 (LOC -- Rabobank) (final
 maturity 1/1/20)*........   VMIG1/A2       NR/NR        3.30%  03/01/99  $ 7,500,000   $  7,500,000
 Illinois Health
 Facilities Authority,
 Resurrection Health Care
 Systems (final maturity
 5/1/11)*.................   VMIG1/A2       NR/NR        3.25%  03/01/99    9,900,000      9,900,000
 Southwestern Development
 Authority, Solid Waste
 Disposal Revenue, Shell
 Oil Company Wood River
 Project (AMT) (final
 maturity 4/1/22)*........   VMIG1/Aa1     A1+/AAA       3.30%  03/01/99    1,400,000      1,400,000
 University of Illinois,
 The Board of Trustees
 Health Services
 Facilities System, Series
 B (LOC -- Landesbank
 Hessen) (final maturity
 10/1/26)*................   VMIG1/Aaa     A1+/AAA       2.95%  03/03/99    6,000,000      6,000,000
                                                                                        ------------
                                                                                          67,516,627
                                                                                        ------------
INDIANA--1.4%
Jasper County Pollution
 Control, Northern Indiana
 Public Service, Series A
 (final maturity
 11/1/16)*................     NR/NR        A1/A         2.50%  03/16/99    8,000,000      8,000,000
Whiting Industrial Sewer &
 Solid Waste Disposal
 Revenue, Amoco Oil
 Company Project (AMT)
 (final maturity
 1/1/26)*.................   VMIG1/Aa1     AA+/NR        3.35%  03/01/99    3,100,000      3,100,000
                                                                                        ------------
                                                                                          11,100,000
                                                                                        ------------

---------------
See Notes to Financial Statements.

                              MOODY'S         S&P                                        AMORTIZED
                             RATINGS+      RATINGS+             MATURITY   PRINCIPAL        COST
       DESCRIPTION          (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------          -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
IOWA -- 2.1%
 Iowa Finance Authority,
 Solid Waste Disposal,
 Cedar River Paper Company
 Project (AMT) (LOC -- UBS
 AG) (final maturity
 2/1/32)*.................     NR/NR       A1+/AA+       3.25%  03/01/99  $ 5,000,000   $  5,000,000
 Iowa Financing Authority
 Hospital Facilities, Iowa
 Health Systems, Series B
 (AMBAC Insured) (final
 maturity 7/1/07)*........   VMIG1/Aaa     A1+/AAA       3.00%  03/01/99    3,300,000      3,300,000
 Iowa Higher Education
 Loan Authority, Private
 College (MBIA Insured)
 (final maturity
 12/1/15)*................   VMIG1/Aaa     A1+/AAA       3.05%  03/03/99    4,700,000      4,700,000
 Iowa Student Loan
 Liquidity Corporation,
 Student Loan Revenue,
 Series I (AMBAC
 Insured).................    Aaa/NR       AAA/NR        3.10%  12/01/99    3,500,000      3,500,000
                                                                                        ------------
                                                                                          16,500,000
                                                                                        ------------
KENTUCKY -- 2.6%
 Kentucky Asset/Liability
 Communication General
 Fund Revenue, Tax &
 Revenue Anticipation
 Notes, Series A..........    MIG1/NR      SP1+/NR       4.50%  06/25/99   15,000,000     15,042,797
 Kentucky Asset/Liability
 Communication General
 Fund Revenue, Tax &
 Revenue Anticipation
 Notes, Series B..........    MIG1/NR      SP1+/NR       4.00%  06/25/99    6,000,000      6,012,483
                                                                                        ------------
                                                                                          21,055,280
                                                                                        ------------
LOUISIANA -- 7.2%
 Ascension Parish
 Pollution Control, Borden
 Inc. Project
 (LOC -- Credit Suisse)
 (final maturity
 12/1/09)*................   VMIG1/A1      A1+/AA        2.90%  03/03/99    5,500,000      5,500,000

---------------
See Notes to Financial Statements.

                              MOODY'S         S&P                                        AMORTIZED
                             RATINGS+      RATINGS+             MATURITY   PRINCIPAL        COST
       DESCRIPTION          (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------          -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
LOUISIANA -- (CONTINUED)
 Louisiana Public
 Facilities Authority,
 Hospital Revenue,
 Willis-Knighton Medical
 Center (AMBAC Insured)
 (final maturity
 9/1/27)*.................   VMIG1/Aaa     A1+/AAA       3.10%  03/03/99  $ 9,900,000   $  9,900,000
 Louisiana State General
 Obligation Bonds (AMBAC
 Insured) (final maturity
 5/1/09)* 144A............     NR/NR        A1/AA        3.02%  03/04/99   12,775,000     12,775,000
 Plaquemines Port Harbor &
 Term District, Chevron
 Pipe Line Company (final
 maturity 9/1/08)*........    Aa2/NR        AA/NR        3.65%  03/01/99    9,500,000      9,504,334
 Plaquemines Port Harbor &
 Term District, Port
 Facilities Revenue,
 International Marine
 Terminals Project, Series
 A (LOC -- Morgan Guaranty
 Trust) (final maturity
 3/15/06)*................    Aa3/NR        NR/NR        3.60%  03/15/99   10,500,000     10,500,000
 St. Charles Parish
 Pollution Control, Shell
 Oil Company Norco Project
 (AMT) (final maturity
 11/1/21)*................   VMIG1/Aa1     A1+/AAA       3.30%  03/01/99    1,200,000      1,200,000
 West Baton Rouge Parish,
 Louisiana Industrial
 District No. 3 Revenue
 Bonds, Dow Chemical Co.
 Project (AMT) (final
 maturity 11/1/25)*.......     P1/A1        A1/A         3.40%  03/01/99    3,000,000      3,000,000
 West Baton Rouge Parish..     P1/NR       A1+/NR        2.50%  03/03/99    5,050,000      5,050,000
                                                                                        ------------
                                                                                          57,429,334
                                                                                        ------------

---------------
See Notes to Financial Statements.

                              MOODY'S         S&P                                        AMORTIZED
                             RATINGS+      RATINGS+             MATURITY   PRINCIPAL        COST
       DESCRIPTION          (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------          -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
MAINE -- 0.3%
 Maine Health & Higher
 Educational Facilities
 Authority Revenue,
 Veterans Housing
 Authority, New England
 Inc., Series B (AMBAC
 Insured) (final maturity
 12/1/25)*................    NR/Aaa       A1+/AAA       3.05%  03/03/99  $ 2,500,000   $  2,500,000
                                                                                        ------------
MASSACHUSETTS -- 0.9%
 Massachusetts State Water
 Reserve Authority,
 Multi-Modal, Series B
 (final maturity
 8/1/28)*.................   VMIG1/Aaa     A1+/AAA       2.85%  03/01/99    7,000,000      7,000,000
                                                                                        ------------
MICHIGAN -- 0.8%
 Michigan Municipal Bond
 Authority Revenue, Series
 D (LOC -- Bank of Nova
 Scotia)..................     NR/NR       SP1+/NR       4.25%  08/27/99    6,500,000      6,520,592
                                                                                        ------------
MISSOURI -- 0.7%
 Missouri Higher Education
 Student Loan Authority,
 Series B (AMT) (GTD
 Student Loans Insured)
 (LOC -- National
 Westminster) (final
 maturity 6/1/20)*........   VMIG1/Aa2      NR/NR        3.10%  03/03/99    5,500,000      5,500,000
                                                                                        ------------
NEVADA -- 2.1%
 Clark County Industrial
 Development Revenue,
 Nevada Cogeneration
 Association (AMT)
 (LOC -- ABN AMRO Bank
 N.V.) (final maturity
 12/1/22)*................   VMIG1/Aa2     A1+/AA        3.40%  03/01/99   10,700,000     10,700,000

---------------
See Notes to Financial Statements.

                              MOODY'S         S&P                                        AMORTIZED
                             RATINGS+      RATINGS+             MATURITY   PRINCIPAL        COST
       DESCRIPTION          (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------          -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
NEVADA -- (CONTINUED)
 Nevada Housing Division,
 Fort Apache Multi-Unit
 Housing, Series A (AMT)
 (LOC -- Heller Financial
 Inc.) (LOC -- Union Bank
 of Switzerland) (final
 maturity 10/1/26)*.......     NR/NR       A1+/AAA       3.10%  03/03/99  $ 1,500,000   $  1,500,000
 Nevada Housing Division,
 Judith Multi-Unit
 Housing, Series C (AMT)
 (final maturity
 10/1/30)*................     NR/NR       A1+/AAA       3.10%  03/03/99    3,525,000      3,525,000
 Nevada Housing Division,
 Maryland Multi-Unit
 Housing, Series A (AMT)
 (final maturity
 10/1/30)*................     NR/NR       A1+/AAA       3.10%  03/03/99    1,000,000      1,000,000
                                                                                        ------------
                                                                                          16,725,000
                                                                                        ------------
NEW HAMPSHIRE -- 0.6%
 New Hampshire Business
 Finance Authority,
 Wheelabrator Concord
 Project, Series A (LOC --
 Wachovia Bank) (final
 maturity 1/1/18)*........     NR/NR       A1+/AA        2.95%  03/03/99    5,000,000      5,000,000
                                                                                        ------------
NEW JERSEY -- 0.2%
 New Jersey State
 Transportation Authority,
 Transportation System,
 Series A.................    AAA/NR        NR/NR        4.40%  06/15/99    1,240,000      1,245,323
                                                                                        ------------
NEW YORK -- 3.1%
 New York Metropolitan
 Transportation Authority,
 Series 93C (AMBAC
 Insured) (final maturity
 10/31/07)* 144A..........     A1/NR       A2+/NR        3.05%  03/03/99   10,000,000     10,000,000

---------------
See Notes to Financial Statements.

                              MOODY'S         S&P                                        AMORTIZED
                             RATINGS+      RATINGS+             MATURITY   PRINCIPAL        COST
       DESCRIPTION          (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------          -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
NEW YORK -- (CONTINUED)
 New York State Energy and
 Research Development
 Authority (final maturity
 7/1/29)*.................     NR/NR        NR/NR        3.14%  03/03/99  $14,850,000   $ 14,850,000
                                                                                        ------------
                                                                                          24,850,000
                                                                                        ------------
NORTH CAROLINA -- 2.2%
 North Carolina Medical
 Care Commission Hospital
 Revenue Bond, Moses H.
 Cone Memorial Hospital
 Project (LOC -- Wachovia
 Bank) (final maturity
 9/1/02)*.................     NR/NR       A1+/AA        3.00%  03/04/99    1,300,000      1,300,000
 North Carolina Medical
 Care Community Retirement
 (LOC -- LaSalle National
 Bank) (final maturity
 11/15/09)*...............     NR/NR       A1+/AA+       2.95%  03/03/99   10,000,000     10,000,000
 Wake County Pollution
 Control, Carolina Power &
 Light Co. Project, Series
 B (LOC -- First Union
 National Bank) (final
 maturity 9/1/15)*........    P1/Aa3        A1/A+        3.05%  03/03/99    6,200,000      6,200,000
                                                                                        ------------
                                                                                          17,500,000
                                                                                        ------------
OHIO -- 1.6%
 Ohio Air Quality
 Development Authority,
 JMG Funding, Ltd.
 Patrnership Project,
 Series A (AMT) (LOC --
 Societe Generale) (final
 maturity 4/1/28)*........     NR/NR       A1+/AA-       2.95%  03/03/99    4,000,000      4,000,000
 Ohio Air Quality
 Development Authority,
 JMG Funding, Ltd.
 Partnership Project,
 Series B (AMT) (LOC --
 Societe Generale) (final
 maturity 4/1/28)*........     NR/NR       A1+/AA-       2.95%  03/03/99    3,000,000      3,000,000

---------------
See Notes to Financial Statements.

                              MOODY'S         S&P                                        AMORTIZED
                             RATINGS+      RATINGS+             MATURITY   PRINCIPAL        COST
       DESCRIPTION          (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------          -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
OHIO -- (CONTINUED)
 Ohio Air Quality
 Development Authority,
 JMG Funding, Ltd.
 Partnership Project,
 Series B (AMT) (LOC --
 Societe Generale) (final
 maturity 4/1/29)*........     NR/NR       A1+/AA-       2.95%  03/03/99  $ 4,100,000   $  4,100,000
 Ohio State Water
 Development Authority,
 Solid Waste Disposal
 Revenue, The Timken
 Company Project (AMT)
 (LOC -- Wachovia Bank)
 (final maturity
 7/1/32)*.................   VMIG1/Aa2     A1+/AAA       3.00%  03/03/99    2,000,000      2,000,000
                                                                                        ------------
                                                                                          13,100,000
                                                                                        ------------
OKLAHOMA -- 2.4%
 Oklahoma Water Resources
 Board, State Loan
 Program, Revenue Bonds
 (LOC -- Union Bank of
 Switzerland) (final
 maturity 9/1/24)*........     NR/NR       A1+/AA        3.50%  03/01/99   18,925,000     18,925,000
                                                                                        ------------
OREGON -- 1.3%
 Medford Hospital
 Facilities Authority,
 Continued Care Retirement
 (LOC -- Banque Paribas)
 (final maturity
 5/15/27)*................     NR/NR       A1/AA-       3.125%  03/01/99   10,000,000     10,000,000
                                                                                        ------------
PENNSYLVANIA -- 12.4%
 Allegheny County
 Industrial Development
 Authority, Duquesne Light
 Co., Series A
 (LOC -- Canadian Imperial
 Bank of Commerce) (final
 maturity 9/1/11)*........     NR/NR       A1+/AA-       2.90%  03/01/99    8,225,000      8,225,000

---------------
See Notes to Financial Statements.

                              MOODY'S         S&P                                        AMORTIZED
                             RATINGS+      RATINGS+             MATURITY   PRINCIPAL        COST
       DESCRIPTION          (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------          -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
PENNSYLVANIA -- (CONTINUED)
 Allegheny County
 Industrial Development
 Authority, Duquesne Light
 Co., Series A
 (LOC -- Canadian Imperial
 Bank of Commerce) (final
 maturity 9/1/11)*........     P1/NR       A1+/AA-       2.90%  03/01/99  $ 3,700,000   $  3,700,000
 Emmaus General Authority
 Revenue, Series D (LOC --
 Kredietbank) (final
 maturity 3/1/24)*........     NR/NR      A1+/SP1+       2.95%  03/03/99    4,600,000      4,600,000
 Pennsylvania Energy
 Development Authority,
 B&W Ebensburg Project
 (AMT) (final maturity
 12/1/11)*................    Aaa/NR        NR/NR        3.05%  03/01/99    2,750,000      2,750,000
 Philadelphia Tax &
 Revenue Anticipation
 Notes, Series A..........    MIG1/NR      SP1+/NR       4.25%  06/30/99   13,250,000     13,276,031
 Quakertown General
 Authority, Pooled
 Financing Program, Series
 A (LOC -- PNC Bank)
 (final maturity
 7/1/26)*.................   VMIG1/A1       NR/NR        3.05%  03/02/99   20,300,000     20,300,000
 Quakertown Hospital
 Authority, HPS Group
 Pooled Financing
 (LOC -- PNC Bank) (final
 maturity 7/1/05)*........   VMIG1/A1       NR/NR        3.05%  03/02/99   46,600,000     46,600,000
                                                                                        ------------
                                                                                          99,451,031
                                                                                        ------------
SOUTH CAROLINA -- 1.1%
 Berkeley County Exempt
 Facilities Industrial
 Revenue, Amoco Chemical
 Company Project (AMT)
 (final maturity
 4/1/27)*.................   VMIG1/Aa1     A1+/AA+       3.35%  03/01/99    4,900,000      4,900,000

---------------
See Notes to Financial Statements.

                              MOODY'S         S&P                                        AMORTIZED
                             RATINGS+      RATINGS+             MATURITY   PRINCIPAL        COST
       DESCRIPTION          (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------          -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
SOUTH CAROLINA -- (CONTINUED)
 Berkeley County Exempt
 Facilities Industrial
 Revenue, Amoco Chemical
 Company Project (AMT)
 (final maturity
 4/1/28)*.................   VMIG1/Aa1     A1+/AA+       3.35%  03/01/99  $ 3,200,000   $  3,200,000
 Piedmont Municipal Power
 Agency, South Carolina
 Electric Company, Series
 D (MBIA Insured) (final
 maturity 1/1/25)*........   VMIG1/Aaa     A1+/AAA       3.00%  03/03/99    1,000,000      1,000,000
                                                                                        ------------
                                                                                           9,100,000
                                                                                        ------------
TENNESSEE -- 2.2%
 Bristol Health &
 Education Facilities,
 Series 1995A (final
 maturity 3/1/14)* 144A...     NR/NR       A1/AAA        3.10%  03/03/99    8,500,000      8,500,000
 Metropolitan Government
 Nashville & Davidson
 County Health & Education
 Facilities, Adventist/
 Sunbelt, Series A (final
 maturity 11/15/26)*......   VMIG1/Aa3     A1+/AA+       3.00%  03/04/99    9,195,000      9,195,000
                                                                                        ------------
                                                                                          17,695,000
                                                                                        ------------
TEXAS -- 12.1%
 Brazos River Harbor
 Navigation District......     P1/NR       A1+/NR        2.50%  03/03/99    9,250,000      9,250,000
 Grand Prairie Housing
 Financing Corporation,
 Lincoln Property Company
 (General Electric Credit
 Corporation Insured)
 (final maturity
 6/1/10)*.................     NR/NR       A1+/AAA       3.05%  03/03/99    6,700,000      6,700,000
 Grapevine Industrial
 Development Corporation
 Airport Revenue, Southern
 Air Transportation
 (LOC -- Bank One Texas)
 (final maturity
 3/1/10)*.................     NR/NR       A1+/AA-       3.05%  03/04/99    2,300,000      2,300,000

---------------
See Notes to Financial Statements.

                              MOODY'S         S&P                                        AMORTIZED
                             RATINGS+      RATINGS+             MATURITY   PRINCIPAL        COST
       DESCRIPTION          (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------          -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
TEXAS -- (CONTINUED)
 Gulf Coast Industrial
 Development Authority,
 Marine Terminal, Amoco
 Oil Company Project (AMT)
 (final maturity
 4/1/28)*.................   VMIG1/Aa1     A1+/AAA       3.35%  03/01/99  $ 7,600,000   $  7,600,000
 Gulf Coast Waste Disposal
 Authority, Amoco Oil
 Company Project (AMT)
 (Guaranty Agreement
 Insured) (final maturity
 5/1/24)*.................   VMIG1/Aa1     A1+/AAA       3.35%  03/01/99    3,600,000      3,600,000
 Nueces River Authority
 (final maturity 3/1/27)*
 144A.....................   VMIG1/NR      NR/AAA        3.02%  03/03/99   16,600,000     16,600,000
 Panhandle-Plains Higher
 Education Authority Inc.,
 Student Loan Revenue,
 Series B (AMT) (GTD
 Student Loans Insured)
 (LOC -- Student Loan
 Marketing) (final
 maturity 6/1/21)*........   VMIG1/Aaa      NR/NR        3.05%  03/03/99    3,300,000      3,300,000
 Texas State General
 Obligation...............     P1/NR       A1+/NR        2.95%  08/20/99   25,000,000     25,000,000
 Texas State Tax & Revenue
 Anticipation Notes.......    MIG1/NR      SP1+/NR       4.50%  08/31/99   15,000,000     15,088,022
 University of Texas Board
 of Regents...............     P1/NR       A1+/NR        2.95%  03/02/99    7,000,000      7,000,000
                                                                                        ------------
                                                                                          96,438,022
                                                                                        ------------
UTAH -- 1.2%
 Intermountain Power
 Agency, Utah Power Supply
 Revenue (LOC -- Chase
 Manhattan Bank) (final
 maturity 7/1/03)* 144A...   VMIG1/Aaa      NR/NR        3.10%  03/03/99    9,900,000      9,900,000
                                                                                        ------------

---------------
See Notes to Financial Statements.

                              MOODY'S         S&P                                        AMORTIZED
                             RATINGS+      RATINGS+             MATURITY   PRINCIPAL        COST
       DESCRIPTION          (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------          -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
VERMONT -- 0.9%
 Vermont Education and
 Health Financing Agency,
 Middlebury College
 Project, Series A (final
 maturity 11/1/27)*.......     Aa/NR       A1+/AA        3.10%  05/01/99  $ 1,500,000   $  1,500,000
 Vermont Education and
 Health Financing Agency,
 Middlebury College
 Project, Series A (final
 maturity 5/1/28)*........     Aa/NR       A1+/AA        3.75%  05/01/99    5,500,000      5,500,000
                                                                                        ------------
                                                                                           7,000,000
                                                                                        ------------
VIRGINIA -- 0.1%
 Lynchburg Industrial
 Development Authority
 Hospital Facilities, Mid
 Atlantic Capital, Series
 E (AMBAC Insured) (final
 maturity 12/1/25)*.......    NR/Aaa       A1+/AAA       3.05%  03/03/99    1,100,000      1,100,000
                                                                                        ------------
WASHINGTON -- 2.9%
 Washington State Housing
 Finance Authority,
 Multi-Family Mortgage
 Revenue (LOC -- Harris
 Trust & Savings Bank)
 (final maturity
 1/1/10)*.................     NR/NR       A1+/AA-       3.00%  03/03/99    1,000,000      1,000,000
 Washington State Public
 Power Supply System,
 Electric Revenue, Series
 3A.......................     P1/NR       A1+/NR        3.00%  10/06/99   10,500,000     10,500,000
 Washington State Public
 Power Supply System,
 Nuclear Project, Electric
 Revenue Bond, Series A
 (MBIA Insured) (final
 maturity 7/1/12)*........   VMIG1/Aaa     A1+/AAA       2.85%  03/03/99    2,200,000      2,200,000

---------------
See Notes to Financial Statements.

                              MOODY'S         S&P                                        AMORTIZED
                             RATINGS+      RATINGS+             MATURITY   PRINCIPAL        COST
       DESCRIPTION          (UNAUDITED)   (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
       -----------          -----------   -----------   ----    --------   ---------     ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
WASHINGTON -- (CONTINUED)
 Washington State Public
 Power Supply, Nuclear
 Project (final maturity
 7/1/15)* 144A............     NR/NR       A1+/AAA       2.97%  03/03/99  $ 9,195,000   $  9,195,000
                                                                                        ------------
                                                                                          22,895,000
                                                                                        ------------
WEST VIRGINIA -- 1.9%
 West Virginia State
 Building Commission Lease
 Revenue (final maturity
 7/1/21)*.................     NR/NR        NR/NR        2.97%  03/03/99   15,270,000     15,270,000
                                                                                        ------------
WISCONSIN -- 0.3%
 Wisconsin State Operating
 Notes....................    MIG1/NR      SP1+/NR       4.50%  06/15/99    2,500,000      2,506,087
                                                                                        ------------
TOTAL INVESTMENTS -- 99.5%
 (AMORTIZED COST
 $794,910,857)(a).........                                                               794,910,857
OTHER ASSETS IN EXCESS OF
 LIABILITIES -- 0.5%......                                                                 4,080,976
                                                                                        ------------
NET ASSETS -- 100.0%......                                                              $798,991,833
                                                                                        ============

---------------

Percentages indicated are based on net assets of $798,991,833.

(a) Cost for Federal income tax and financial reporting purposes is substantially the same.

AMBAC -- AMBAC Indemnity Corporation.
 AMT --  Interest on securities subject to Federal Alternative
         Minimum Tax.
FNMA --  Federal National Mortgage Association.
 FSA --  Financial Security Assurance.
 LOC --  Letter of Credit.
MBIA --  Municipal Bond Insurance Association.
  NR --  No rating assigned by Moody's or S&P.

* Variable rate security. Maturity date reflects the next rate change date.

+ The ratings provided consist of short-term and long-term ratings.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 10.9% of net assets.

See Notes to Financial Statements

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1999
--------------------------------------------------------------------------------

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS
CALIFORNIA -- 95.1%
 ABAG Financing
 Authority For Nonprofit
 Corporations,
 Certificates of
 Participation, Series C
 (LOC -- Banque
 Nationale de Paris)
 (final maturity
 10/1/27)*..............     NR/NR        A1/AA        3.00%  03/01/99   $ 4,600,000   $    4,600,000
 Alameda Corridor
 Transportation
 Authority, Municipal
 Securities Treasury
 Receipts, Series CMC1
 (final maturity
 10/1/13)*..............   VMIG1/Aaa     A1c/AAA       2.90%  03/01/99     7,740,000        7,740,000
 Alameda-Contra Costa
 Financing Authority,
 Certificates of
 Participation (final
 maturity 8/1/23)*......     NR/NR       A1+/AA-       2.45%  03/04/99     5,000,000        5,000,000
 California General
 Obligation.............     P1/NR       A1+/NR        2.65%  03/04/99     2,500,000        2,500,000
 California General
 Obligation.............     P1/NR       A1+/NR        2.25%  03/04/99     2,600,000        2,600,000
 California General
 Obligation (final
 maturity 4/1/04)*
 144A...................     NR/NR       A1+/AAA       2.70%  03/15/99    15,100,000       15,100,000
 California General
 Obligation, Class A
 (final maturity
 2/1/06)* 144A..........    A1+/AA        NR/NR        2.82%  03/04/99    10,000,000       10,000,000
 California Health
 Facilities Authority,
 Series B (final
 maturity 7/1/12)*......   VMIG1/Aaa     A1+/AAA       3.10%  03/01/99     1,100,000        1,100,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Health
 Facilities Authority,
 Sutter Health, Series C
 (FSA Insured) (final
 maturity 7/1/22)*......    Aaa/NR       A1+/AAA       1.00%  03/01/99   $10,000,000   $   10,000,000
 California Health
 Facilities Financing
 Authority (final
 maturity 8/1/16)*
 144A...................    NR/Aaa       NR/AAA        2.95%  03/01/99    11,950,000       11,950,000
 California Health
 Facilities Financing
 Authority, Adventist
 Hospital, Series C
 (final maturity
 9/1/15)*...............   VMIG1/Aaa     A1+/AAA       3.10%  03/03/99     1,000,000        1,000,000
 California Health
 Facilities Financing
 Authority, Memorial
 Health Services (final
 maturity 10/1/24)*.....   VMIG1/A1      A1+/AA-       2.60%  03/03/99     8,100,000        8,100,000
 California Health
 Facilities Financing
 Authority, Series C
 (final maturity
 6/1/12)*...............   VMIG1/Aaa      NR/NR        2.90%  03/03/99    10,995,000       10,995,000
 California Health
 Facilities Financing
 Authority, St Francis
 Medical Center, Series
 G (MBIA Insured) (final
 maturity 7/1/22)*......   VMIG1/Aaa     A1+/AAA       2.60%  03/03/99     1,100,000        1,100,000
 California Health
 Facilities Financing
 Authority, Stanford
 Health Care, Series B
 (AMBAC Insured)........    Aaa/A1       AAA/A+        5.00%  11/15/99     1,200,000        1,216,636
 California Health
 Facilities Financing
 Authority, Sutter
 Healthcare Facilities,
 Series B (final
 maturity 3/1/20)*......   VMIG1/Aa3     A1+/AA+       3.10%  03/01/99     1,800,000        1,800,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Housing
 Finance Agency, Single
 Family Meeting
 Purchase, Series B
 (AMT) (GIC-FGIC
 Insured) (final
 maturity 2/1/00)*......    MIG1/NR      SP1+/NR       3.00%  05/01/99   $ 6,865,000   $    6,865,000
 California Housing
 Financing Agency (final
 maturity 2/1/24)*......   VMIG1/Aa2      NR/NR        2.72%  03/01/99     4,900,000        4,900,000
 California Housing
 Financing Agency,
 Multi-Unit Rental
 Housing Revenue, Series
 A (MBIA Insured) (final
 maturity 8/1/23)*......    Aaa/NR       AAA/NR        2.95%  05/01/99     2,000,000        2,000,000
 California Housing
 Financing Agency,
 Multi-Unit Rental
 Revenue Authority (MBIA
 Insured) (final
 maturity 8/1/07)*......    NR/Aaa       NR/AAA        3.00%  03/01/99     2,000,000        2,000,000
 California Housing
 Financing Agency,
 Multi-Unit Rental
 Revenue Authority (MBIA
 Insured) (final
 maturity 8/1/08)*......    NR/Aaa       NR/AAA        3.00%  03/01/99     2,750,000        2,775,000
 California Housing
 Financing Agency,
 Series E (AMT) (final
 maturity 2/1/33)*......   VMIG1/Aa2     A1+/AA-       3.55%  03/12/99     2,255,000        2,255,000
 California Pollution
 Control Financing
 Authority, Atlantic
 Richfield Company
 Project, Series 1994A
 (AMT) (final maturity
 12/1/24)*..............   VMIG1/A2       A1/A         3.20%  03/01/99    10,700,000       10,700,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Pollution
 Control Financing
 Authority, Calsan, Inc.
 Project, Series A (AMT)
 (final maturity
 12/1/11)*..............     NR/NR        NR/NR        2.70%  03/03/99   $ 1,600,000   $    1,600,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Pollution
 Control Financing
 Authority, Delano Power
 Project (AMT)
 (LOC -- ABN AMRO Bank)
 (final maturity
 8/1/19)*...............    NR/Aa2        NR/NR        3.10%  03/01/99   $ 3,600,000   $    3,600,000
 California Pollution
 Control Financing
 Authority, Pacific Gas
 & Electric (AMT)
 (LOC -- Rabobank
 Nederland) (final
 maturity 12/1/16)*.....     NR/NR       A1+/AAA       2.50%  03/03/99     1,000,000        1,000,000
 California Pollution
 Control Financing
 Authority, Pacific Gas
 & Electric
 (LOC -- Toronto
 Dominion Bank) (final
 maturity 12/1/18)*.....     NR/NR       A1+/AAA       3.10%  03/01/99     4,750,000        4,750,000
 California Pollution
 Control Financing
 Authority, Pacific Gas
 & Electric, Series
 1996A (AMT) (LOC -- UBS
 AG) (final maturity
 12/1/16)*..............     NR/NR       A1+/AAA       2.50%  03/03/99    16,000,000       16,000,000
 California Pollution
 Control Financing
 Authority, Pacific Gas
 & Electric, Series
 1997B (AMT)
 (LOC -- Deutsche Bank)
 (final maturity
 11/1/26)*..............     NR/NR       A1+/AAA       3.15%  03/01/99     7,300,000        7,300,000
 California Pollution
 Control Financing
 Authority, Pacific Gas
 & Electric, Series
 1997C (AMT)
 (LOC -- Kredietbank
 N.V.) (final maturity
 11/1/26)*..............     NR/NR       A1+/AA+       3.15%  03/01/99    60,800,000       60,800,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Pollution
 Control Financing
 Authority, Shell Oil
 Company Martinez
 Project, Series 1994A
 (AMT) (final maturity
 10/1/24)*..............   VMIG1/Aa1     A1+/AAA       3.10%  03/01/99   $ 3,100,000   $    3,100,000
 California Pollution
 Control Financing
 Authority, Shell Oil
 Company Martinez
 Project, Series B (AMT)
 (final maturity
 10/1/31)*..............   VMIG1/Aa1     A1+/AAA       3.10%  03/03/99     1,000,000        1,000,000
 California Pollution
 Control Financing
 Authority, Solid Waste
 Disposal, Santa Clara
 Valley, Series A (AMT)
 (LOC -- Commerica Bank)
 (final maturity
 3/1/18)*...............     NR/NR        NR/NR        2.70%  03/03/99     2,000,000        2,000,000
 California Pollution
 Control Financing
 Authority, Southern
 California Edison Co.
 Project, Series A
 (final maturity
 2/28/08)*..............   VMIG1/A1       A1/A+        3.55%  03/01/99       600,000          600,000
 California Pollution
 Control Financing
 Authority, Southern
 California Edison Co.
 Project, Series 1986D
 (final maturity
 2/28/08)*..............     P1/A1        A1/A+        3.55%  03/01/99     2,300,000        2,300,000
 California Pollution
 Control Revenue
 Financing Authority,
 Pacific Gas & Electric,
 Series D...............     P1/NR       A1+/NR        2.70%  03/08/99    10,000,000       10,000,000
 California Pollution
 Control Revenue
 Financing Authority,
 Southern California
 Edison, Series 1985B...     P1/NR       A1+/NR        2.50%  04/05/99    15,100,000       15,100,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Pollution
 Control Revenue
 Financing Authority,
 Southern California
 Edison, Series 1985B
 (final maturity
 3/1/08)*...............     P1/A1        A1/A+        2.80%  03/10/99   $ 4,200,000   $    4,200,000
 California Pollution
 Control Revenue
 Financing Authority,
 Southern California
 Edison, Series 1985D...     P1/NR       A1+/NR        2.65%  04/08/99     9,800,000        9,800,000
 California School Cash
 Reserve Program
 Authority Pool, Series
 A......................    MIG1/NR      SP1+/NR       4.50%  07/02/99    42,050,000       42,173,126
 California State
 Department of Water
 (final maturity
 12/1/29)*..............     NR/AA        A+/AA        2.82%  03/04/99    17,270,000       17,270,000
 California State
 Economic Development
 Financing Authority,
 Industrial Development
 Revenue, Volk
 Enterprises
 Incorporation Project
 (LOC -- Harris Trust &
 Savings Bank) (final
 maturity 6/1/21)*......     NR/NR       A1+/AA-       2.65%  03/03/99     2,050,000        2,050,000
 California State
 Municipal Receipts
 (AMBAC Insured) (final
 maturity 6/1/21)*
 144A...................     NR/NR       A1+/AA-       3.75%  03/03/99    15,950,000       15,950,000
 California State
 Municipal Receipts
 (FGIC Insured) (final
 maturity 6/1/17)*
 144A...................     NR/NR       A1+/AA-       2.85%  03/03/99     2,000,000        2,000,000
 California State
 Municipal Receipts
 (FGIC Insured) (final
 maturity 9/1/21)*
 144A...................     NR/NR       A1+/AAA       2.87%  03/03/99     3,975,000        3,975,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California State
 Revenue Anticipation
 Notes..................    MIG1/NR      SP1+/NR       4.00%  06/30/99   $33,000,000   $   33,105,346
 California State (FGIC
 Insured) (final
 maturity 6/1/13)*......     NR/NR       A1+/AAA       2.85%  03/03/99     8,340,000        8,340,000
 California State (final
 maturity 8/1/15)*......     NR/NR       A1+/AAA       3.15%  03/01/99    12,800,000       12,800,000
 California State (final
 maturity 9/1/16)*......     NR/NR       A1+/AAA       2.75%  03/03/99     8,385,000        8,385,000
 California State (final
 maturity 2/1/21)*......     NR/NR       A1+/AAA       2.75%  03/03/99    35,000,000       35,000,000
 California Statewide
 Community Development
 Authority Revenue
 Refunding, Certificates
 of Participation, St.
 Joseph Health System
 (final maturity
 7/1/08)*...............   VMIG1/Aa3     A1+/AA        2.50%  03/03/99    12,750,000       12,750,000
 California Statewide
 Community Development
 Authority, Certificates
 of Participation
 (LOC -- Dresdner Bank)
 (final maturity
 6/1/26)*...............   VMIG1/Aa1      NR/NR        3.05%  03/01/99     1,700,000        1,700,000
 California Statewide
 Community Development
 Authority, Certificates
 of Participation,
 Memorial Health
 Services (final
 maturity 10/1/26)*.....   VMIG1/A1      A1+/AA-       2.60%  03/03/99    24,700,000       24,700,000
 California Statewide
 Community Development
 Authority, Chevron USA,
 Inc. Project (AMT)
 (final maturity
 12/15/24)*.............    NR/Aa2        NR/NR        3.15%  03/01/99     1,400,000        1,400,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 California Statewide
 Community Development
 Authority, The Terraces
 at PK Marino Project
 (AMT) (final maturity
 7/1/27)*...............     NR/NR       A1+/AAA       2.80%  03/03/99   $ 7,355,000   $    7,355,000
 California Statewide
 Community Development,
 Series B (AMT) (final
 maturity 11/1/15)*.....     NR/NR       A1+/AA+       2.65%  03/03/99     1,005,000        1,005,000
 California
 Transportation Finance
 Authority (FSA Insured)
 (final maturity
 10/1/27)*..............     NR/NR       A1+/AAA       2.60%  03/01/99    13,100,000       13,100,000
 Campbell Elementary
 School, Tax & Revenue
 Anticipation Notes
 (final maturity
 8/2/99)*...............    MIG1/NR       NR/NR        4.00%  03/01/99     2,000,000        2,003,664
 Chaffey High School
 District, Series A
 (FGIC Insured).........    Aaa/NR       AAA/NR        4.00%  08/01/99     2,365,000        2,368,845
 Chula Vista Industrial
 Development, San Diego
 Gas & Electric Co.,
 Series 1992C (AMT).....     P1/NR       A1+/NR        2.70%  03/08/99     3,000,000        3,000,000
 Chula Vista Industrial
 Development, San Diego
 Gas & Electric Co.,
 Series B (AMT) (final
 maturity 12/1/21)*.....     P1/A2        A1/A         3.60%  03/01/99     5,900,000        5,900,000
 Chula Vista Industrial
 Development, San Diego
 Gas & Electric Co.,
 Series B (AMT) (final
 maturity 12/1/27)*.....   VMIG1/A1       A1/A+        2.65%  03/03/99    11,000,000       11,000,000
 City of Long Beach
 (final maturity
 5/15/15)*..............     NR/NR       A1+/AAA       2.82%  03/03/99    13,000,000       13,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Contra Costa County
 Multi-Family Housing
 Revenue, Park Regency,
 Series A (AMT) (LOC --
 Sumitomo Bank, Ltd)
 (final maturity
 8/1/32)*...............     NR/NR       A1+/AA        2.60%  03/03/99   $ 7,500,000   $    7,500,000
 Foothill/Eastern
 Corridor Agency, Toll
 Road Revenue, Series B
 (LOC -- Morgan Guaranty
 Trust) (final maturity
 1/2/35)*...............     NR/NR       A1+/AA+       2.60%  03/04/99    20,200,000       20,200,000
 Foothill/Eastern
 Corridor Agency, Toll
 Road Revenue, Series D
 (final maturity
 1/2/35)*...............     NR/NR       A1+/AA+       2.65%  03/04/99    15,000,000       15,000,000
 Foothill/Eastern
 Corridor Agency, Toll
 Road Revenue, Series E
 (LOC -- Banque
 Nationale, Paris)
 (final maturity
 1/2/35)*...............     NR/NR        A1/A+        1.00%  03/03/99     7,400,000        7,400,000
 Fremont Certificates of
 Participation, Family
 Residential Center
 (LOC -- Kredietbank
 N.V.) (final maturity
 8/1/28)*...............     NR/NR       A1+/AA-       2.45%  03/01/99     2,000,000        2,000,000
 Fremont Multi-Family
 Housing Authority,
 Series E (Credit
 Lyonnais) (LOC --
 Bayerische Landesbank)
 (final maturity
 9/1/14)*...............     NR/NR       A1+/AAA       2.70%  03/04/99     9,790,000        9,790,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Grossmont United High
 School District,
 Certificates of
 Participation, 1997
 Facility Bridge Funding
 Project (FSA Insured)
 (final maturity
 9/1/26)*...............   VMIG1/Aaa     A1+/AAA       4.10%  09/01/99   $ 2,385,000   $    2,397,901
 Hayward Multi-Family
 Housing Revenue,
 Shorewood, Series A
 (FGIC Insured) (final
 maturity 8/1/14)*......   VMIG1/Aaa     AAA/NR        2.60%  03/04/99    17,800,000       17,800,000
 Hayward Multi-Family
 Housing Revenue, Timber
 Apartments, Series A
 (AMT) (LOC -- Chase
 Manhattan Bank) (final
 maturity 3/1/33)*......   VMIG1/Aa2      NR/NR        2.70%  03/03/99     3,800,000        3,800,000
 Indio Multi-Family
 Housing, Western
 Federal Savings Project
 (LOC -- Wells Fargo &
 Co.) (final maturity
 6/1/05)*...............     NR/NR       A1+/AA-       2.45%  03/04/99     4,965,000        4,965,000
 Irvine Improvement
 Board Act 1915
 (LOC -- National
 Westminster) (final
 maturity 9/2/15)*......   VMIG1/Aa2     A1+/AA        3.10%  03/01/99     7,400,000        7,400,000
 Irvine Improvement
 Board Act 1915
 (LOC -- Canadian
 Imperial Bank) (final
 maturity 9/2/22)*......   VMIG1/Aa3     A1+/AA-       3.10%  03/01/99     1,700,000        1,700,000
 Irvine Improvement
 Board Act 1915
 (LOC -- Bayerische
 Vereinsbank) (final
 maturity 9/2/23)*......   VMIG1/Aa2      NR/NR        3.10%  03/01/99     2,000,000        2,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Irvine Ranch Water
 District (LOC --
 Commerzbank A.G.)
 (final maturity
 1/1/21)*...............   VMIG1/Aa3     A1+/AA-       3.10%  03/01/99   $ 5,900,000   $    5,900,000
 Kern County
 Certificates of
 Participation, Kern
 Public Facilities
 Project, Series B
 (LOC -- UBS AG) (final
 maturity 8/1/06)*......   VMIG1/Aa1      NR/NR        2.60%  03/03/99     1,200,000        1,200,000
 Kern County
 Certificates of
 Participation, Kern
 Public Facilities
 Project, Series C
 (LOC -- UBS AG) (final
 maturity 8/1/06)*......   VMIG1/Aa1      NR/NR        2.60%  03/03/99    10,000,000       10,000,000
 Long Beach Health
 Facilities, Memorial
 Health Service (final
 maturity 10/1/16)*.....   VMIG1/A1      A1+/AA-       2.60%  03/03/99     8,950,000        8,950,000
 Long Beach (AMT) (final
 maturity 5/15/07)*
 144A...................   VMIG1/Aaa      NR/NR        3.00%  03/03/99     9,995,000        9,995,000
 Long Beach (AMT).......     P1/NR       A1+/NR        2.80%  03/09/99    10,000,000       10,000,000
 Los Angeles Community
 Redevelopment Agency,
 Academy Village
 Apartments, Series A
 (AMT) (LOC -- Swiss
 Bank) (final maturity
 10/1/19)*..............   VMIG1/Aaa      NR/NR        2.75%  03/01/99    10,000,000       10,000,000
 Los Angeles Convention
 & Exhibition Center
 Authority, Certificates
 of Participation,
 Series A (final
 maturity 8/15/18)*.....    AAA/NR       AAA/NR       7.375%  03/01/99     7,880,000        8,144,570

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Los Angeles County
 Capital Asset Lease
 Corporation............     P1/NR       A1+/NR        2.50%  05/06/99   $ 6,000,000   $    6,000,000
 Los Angeles County
 Capital Asset Lease
 Corporation............     P1/NR       A1+/NR        2.50%  03/01/99    10,000,000       10,000,000
 Los Angeles County
 Metropolitan
 Transportation
 Authority (AMBAC
 Insured) (final
 maturity 7/1/17)*
 144A...................     NR/NR       A1+/AAA       2.75%  03/03/99     2,100,000        2,100,000
 Los Angeles County
 Metropolitan
 Transportation
 Authority, Municipal
 Treasury Receipts,
 Series SGB3 (FSA
 Insured) (final
 maturity 7/1/16)*......     NR/NR       A1+/AAA       2.87%  03/04/99     5,500,000        5,500,000
 Los Angeles County,
 Metropolitan
 Transportation
 Authority, Sales Tax
 Revenue, Series CMC2
 (final maturity
 7/1/11)* 144A..........   VMIG1/Aaa      NR/NR        2.90%  03/03/99    13,355,000       13,355,000
 Los Angeles County
 Pension Obligation,
 Series B (AMBAC
 Insured) (final
 maturity 6/30/07)*.....   VMIG1/Aaa     A1+/AAA       2.50%  03/03/99     5,200,000        5,200,000
 Los Angeles County
 Transportation
 Commission, Sales Tax
 Revenue................     P1/NR       A1+/NR        2.45%  04/07/99     7,000,000        7,000,000
 Los Angeles County
 Transportation
 Commission, Sales Tax
 Revenue................     P1/NR       A1+/NR        2.80%  03/11/99    10,000,000       10,000,000
 Los Angeles County
 Transportation
 Commission, Sales Tax
 Revenue................     P1/NR       A1+/NR        2.80%  03/04/99     6,000,000        6,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Los Angeles Department
 of Water & Power.......     P1/NR       A1+/NR        2.65%  03/08/99   $19,000,000   $   19,000,000
 Los Angeles Department
 of Water & Power.......     P1/NR       A1+/NR        2.70%  03/09/99    10,000,000       10,000,000
 Los Angeles Department
 of Water & Power.......     P1/NR       A1+/NR        2.70%  03/10/99     7,000,000        7,000,000
 Los Angeles Department
 of Water & Power.......     P1/NR       A1+/NR        2.85%  03/16/99    15,000,000       15,000,000
 Los Angeles Department
 of Water & Power.......     P1/NR       A1+/NR        2.30%  03/26/99    35,000,000       35,000,000
 Los Angeles Department
 of Water & Power.......     P1/NR       A1+/NR        2.30%  05/10/99     3,500,000        3,500,000
 Los Angeles Department
 of Water & Power.......     P1/NR       A1+/NR        2.60%  07/15/99    10,000,000       10,000,000
 Los Angeles Industrial
 Development Authority,
 Industrial Development
 Revenue, Delta Tau Data
 System Inc. Project
 (AMT) (final maturity
 8/1/23)*...............     NR/NR       A1+/AA+       2.75%  03/01/99     2,000,000        2,000,000
 Los Angeles
 Metropolitan
 Transportation
 Authority..............     P1/NR       A1+/NR        3.45%  03/08/99     5,000,000        5,000,000
 Los Angeles United
 School District,
 Certificates of
 Participation, Belmont
 Learning Complex,
 Series A (LOC --
 Commerzbank AG) (final
 maturity 12/1/17)*.....   VMIG1/Aa2     A1+/AA-       2.50%  03/03/99     1,000,000        1,000,000
 Los Angeles United
 School District, Tax &
 Revenue Anticipation
 Notes, Series A........    MIG1/NR      SP1+/NR       4.50%  07/01/99    43,780,000       43,902,773

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Monterey County
 Financing Authority,
 Reclamation and
 Distribution Project
 (LOC -- Credit Local De
 France) (final maturity
 9/1/36)*...............   VMIG1/A1       NR/NR        2.70%  03/04/99   $ 6,500,000   $    6,500,000
 Mountain View,
 Mariposa, Series A
 (FGIC Insured) (final
 maturity 3/1/17)*......   VMIG1/Aaa     AAA/NR        2.60%  03/04/99    16,500,000       16,500,000
 MSR Public Power
 Agency, San Juan
 Project, Series E (MBIA
 Insured) (final
 maturity 7/1/22)*......   VMIG1/Aaa     A1+/AAA       2.50%  03/03/99    11,000,000       11,000,000
 North City West School
 Facilities, Financing
 Authority, Special Tax
 Community Facilities
 District No 1, Series A
 (final maturity
 9/1/19)*...............    AAA/NR        NR/NR        7.85%  09/01/99     1,525,000        1,588,731
 Northern California
 Power Agency,
 Geothermal Project
 Number 3, Series B
 (AMBAC Insured)........    Aaa/NR       AAA/NR        5.00%  07/01/99     8,000,000        8,036,360
 Oakland JT Powers
 Financing Authority
 Lease Revenue, Series A
 (FSA Insured) (final
 maturity 8/1/21)*......   VMIG1/Aaa     A1+/AAA       2.50%  08/01/21    17,000,000       17,000,000
 Oakland United School
 District, Alameda
 County, Tax & Revenue
 Anticipation Notes.....     NR/NR       SP1+/NR       3.25%  11/09/99     5,000,000        5,015,152

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Orange County Apartment
 Development Revenue,
 Robinson Ranch
 Apartments, Series Y
 (LOC -- Banque Paribas)
 (final maturity
 11/1/08)*..............     NR/NR        A2/A-        2.90%  03/03/99   $ 3,800,000   $    3,800,000
 Orange County Apartment
 Development Authority,
 Bear Brand Apartments,
 Series Z
 (LOC -- Kredietbank
 N.V.) (final maturity
 11/1/07)*..............   VMIG1/Aa3      NR/NR        2.55%  03/03/99    19,500,000       19,500,000
 Orange County Apartment
 Development Authority,
 Pointe Niguel Project,
 Series C (LOC -- Wells
 Fargo & Company) (final
 maturity 11/1/05)*.....   VMIG1/Aa2      NR/NR        3.00%  03/04/99    24,600,000       24,600,000
 Orange County Apartment
 Development Revenue,
 Villas Aliento, Series
 E (FNMA Insured) (final
 maturity 8/15/28)*.....     NR/NR       A1+/AAA       2.60%  03/01/99     6,500,000        6,500,000
 Orange County Housing
 Authority Apartment
 Development Revenue,
 Oasis Martinique (FNMA
 Insured) (final
 maturity 6/15/28)*.....     NR/NR       AAA/NR        2.60%  03/04/99    20,000,000       20,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Orange County
 Improvement Board
 Assessment District
 (LOC -- Societe
 Generale) (LOC --
 Kredietbank) (final
 maturity 8/1/17)*......   VMIG1/Aa3     A1+/AA-       3.10%  03/01/99   $17,100,000   $   17,100,000
 Orange County
 Sanitation Districts,
 Cerificates of
 Participation, Capital
 Improvements Project
 (LOC -- National
 Westminster Bank)
 (final maturity
 8/1/15)*...............   VMIG1/Aa2     A1+/AA        3.10%  03/01/99    26,700,000       26,700,000
 Orange County
 Sanitation Districts,
 Certificates of
 Participation, Series C
 (FGIC Insured) (final
 maturity 8/1/17)*......   VMIG1/Aaa     A1+/AAA       3.05%  03/01/99     8,500,000        8,500,000
 Orange County
 Sanitation Districts,
 Certificates of
 Participation, Various
 Sanitation Districts
 (AMBAC Insured) (final
 maturity 8/1/13)*......   VMIG1/Aaa     A1+/AAA       2.60%  03/03/99    15,700,000       15,700,000
 Otay Water District,
 Certificates of
 Participation (LOC --
 Landesbank Hessen)
 (final maturity
 9/1/26)*...............   VMIG1/Aaa     A1+/AAA       2.45%  03/03/99     2,100,000        2,100,000
 Paramount Uniform
 School District,
 Certificates of
 Participation, School
 Facility Bridge Funding
 (AMT) (final maturity
 9/1/08)*...............   VMIG1/Aaa     A1+/AAA       2.70%  03/03/99     1,275,000        1,275,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Paramount Uniform
 School District,
 Certificates of
 Participation, School
 Facility Bridge Funding
 (AMT) (final maturity
 9/1/15)*...............   VMIG1/Aaa     A1+/AAA       2.70%  03/03/99   $ 1,925,000   $    1,925,000
 Paramount Uniform
 School District,
 Certificates of
 Participation, School
 Facility Bridge Funding
 (AMT) (final maturity
 9/1/27)*...............   VMIG1/Aaa     A1+/AAA       2.70%  03/03/99     1,940,000        1,940,000
 Pasadena Certificates
 of Participation, Rose
 Bowl Improvement
 Project (LOC --
 Canadian Imperial Bank)
 (LOC -- California
 State) (final maturity
 12/1/16)*..............   VMIG1/Aa3      NR/NR        2.50%  03/03/99       900,000          900,000
 Pico Rivera
 Redevelopment Agency,
 Certificates of
 Participation,
 Crossroads Plaza
 Project (LOC --
 Wachovia Bank of
 Georgia) (final
 maturity 12/1/10)*.....     NR/NR       A1+/AA        5.56%  03/03/99     7,100,000        7,100,000
 Riverside County Asset
 Leasing Corp.,
 Riverside County
 Hospital Project,
 Series A (final
 maturity 6/1/19)*......     NR/NR        A/NR         6.25%  03/01/99     9,000,000        9,066,959
 Riverside County
 Certificates of
 Participation,
 Riverside County Public
 Facilities, Series B
 (final maturity
 12/1/15)*..............   VMIG1/Aa3     A1+/NR        2.50%  03/03/99    24,800,000       24,800,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Riverside County
 Community Facilities
 District, Special Tax
 No. 88-4 (LOC --
 Kredietbank N.V.)
 (final maturity
 9/1/14)*...............   VMIG1/Aa2      NR/NR        2.65%  03/03/99   $ 9,400,000   $    9,400,000
 Riverside County
 Community Facilities
 District, Special Tax
 No. 89-5 (AMBAC
 Insured) (final
 maturity 9/1/28)*......   VMIG1/Aaa     A1+/AAA       3.50%  03/01/99     8,000,000        8,000,000
 Riverside County Tax &
 Revenue Anticipation
 Notes..................    MIG1/NR      SP1+/NR       4.50%  09/30/99     5,000,000        5,039,529
 Riverside Electric
 Revenue, Series CMC5
 (AMBAC Insured) (final
 maturity 10/1/11)*
 144A...................   VMIG1/Aaa      NR/NR        2.90%  03/03/99     6,800,000        6,800,000
 Roseville Finance
 Authority Hospital
 Lease Revenue, Series A
 (LOC -- Toronto
 Dominion Bank) (final
 maturity 10/1/14)*.....     NR/NR       A1+/AA        2.65%  03/03/99    10,650,000       10,650,000
 Sacramento County
 Housing Authority,
 Multifamily Housing
 Revenue, Series E,
 River Oaks Apartments
 (final maturity
 9/15/07)*..............   VMIG1/Aa2      NR/NR        2.70%  03/04/99    18,010,000       18,010,000
 Sacramento County
 Housing Authority,
 Multifamily Housing
 Revenue, Stone Creek
 Apartments (FNMA
 Insured) (final
 maturity 11/15/27)*....     NR/NR       A1+/AAA       2.60%  03/01/99     5,000,000        5,000,000
 Sacramento Municipal
 Utility District,
 Series 1...............     P1/NR       A1+/NR        2.70%  03/17/99    20,000,000       20,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Sacramento Municipal
 Utility District,
 Series 1...............     P1/NR       A1+/NR        2.70%  03/11/99   $10,000,000   $   10,000,000
 San Bernardino County
 Housing Authority,
 Multi-Family Housing,
 Brookside Meadows,
 Series A (final
 maturity 8/1/05)*......   VMIG1/Aa2      NR/NR        2.70%  03/03/99    22,000,000       22,000,000
 San Bernardino County,
 Certificates of
 Participation (final
 maturity 8/1/28)*......     NR/NR       A1+/AAA       2.75%  03/03/99     2,500,000        2,500,000
 San Bernardino County,
 Industrial Development
 Authority, Aqua Service
 (AMT) (final maturity
 5/1/09)*...............     NR/NR       A1+/AA+       2.65%  03/03/99     1,320,000        1,320,000
 San Bernardino County,
 Tax & Revenue
 Anticipation Notes.....    MIG1/NR      SP1+/NR       4.50%  09/30/99    12,000,000       12,075,383
 San Diego City,
 Industrial Development
 Authority, San Diego
 Gas & Electric, Series
 A......................     P1/NR       A1+/NR        2.90%  03/04/99     2,000,000        2,000,000
 San Diego City,
 Industrial Development
 Authority, San Diego
 Gas & Electric, Series
 A......................     P1/NR       A1+/NR        2.65%  03/08/99     5,200,000        5,200,000
 San Diego County Tax &
 Revenue Anticipation...    MIG1/NR      SP1+/NR       4.50%  09/30/99     2,000,000        2,017,681
 San Diego County, Water
 Authority..............     P1/NR       A1+/NR        3.45%  03/08/99     7,000,000        7,000,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 San Diego Housing
 Authority, Multi-
 Family Housing Revenue,
 La Cima Apartments,
 Series K
 (LOC -- Citibank N.A.)
 (final maturity
 12/1/08)*..............   VMIG1/Aa2     AAA/NR        2.65%  03/04/99   $ 7,740,000   $    7,740,000
 San Diego Housing
 Authority, Multi-
 Family Housing, Nobel
 Ct. Apartments, Series
 L (LOC -- Citibank)
 (final maturity
 12/1/08)*..............   VMIG1/Aa2      NR/NR        2.65%  03/04/99    19,165,000       19,165,000
 San Francisco Bay Area,
 Transit Financing
 Authority, Series A....     P1/NR       A1+/NR        2.65%  03/10/99     1,000,000        1,000,000
 San Francisco City and
 County Community
 International Airport
 (AMT) (MBIA Insured)
 (final maturity
 5/1/16)*...............     NR/NR       A1+/AAA       2.85%  03/03/99    11,500,000       11,500,000
 San Francisco City and
 County Community
 International Airport
 Revenue (final maturity
 5/1/20)*...............     NR/NR        NR/NR        2.72%  03/01/99     9,775,000        9,775,000
 San Francisco City and
 County Community
 International Airport
 (final maturity
 5/1/21)* 144A..........     NR/NR        NR/NR        2.72%  03/04/99     5,345,000        5,345,000
 San Francisco City and
 County Community
 International Airport
 (AMT) (MBIA Insured)
 (final maturity
 5/1/26)* 144A..........     NR/NR       A1+/AAA       2.85%  03/04/99     3,905,000        3,905,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 San Francisco City and
 County Multi-Family
 Housing, Winterland
 Project, Series 1985-C
 (LOC -- Citibank, N.A.)
 (final maturity
 6/1/06)*...............     NR/NR       A1+/AA-       2.20%  03/02/99   $ 1,500,000   $    1,500,000
 San Francisco City &
 County School District
 Tax & Revenue
 Anticipation Notes
 (final maturity
 9/22/99)*..............    MIG1/NR      SP1+/NR       4.50%  03/01/99    10,000,000       10,060,112
 San Jose, Multi-Family
 Housing Revenue, Fox
 Chase Project, Series B
 (FGIC Insured) (final
 maturity 11/1/07)*.....   VMIG1/Aaa     A1+/AAA       2.60%  03/01/99     7,900,000        7,900,000
 Santa Ana Unified
 School District,
 Certificates of
 Participation (LOC --
 Banque Nationale Paris)
 (final maturity
 7/1/15)*...............   VMIG1/Aa3      NR/NR        2.50%  03/03/99     3,518,900        3,518,900
 Santa Clara County, Tax
 & Revenue Anticipation
 Notes (final maturity
 10/1/99)*..............    MIG1/NR      SP1+/NR       4.50%  10/01/99    12,000,000       12,114,358
 Santa Clara Electric
 Revenue Authority,
 Series C (LOC --
 National Westminster)
 (final maturity
 7/1/10)*...............   VMIG1/Aa2      NR/NR        2.55%  03/03/99     1,600,000        1,600,000
 Santa Clara Electric
 Revenue Bond, Series A
 (LOC -- National
 Westminster) (final
 maturity
 7/1/10)*...............   VMIG1/Aa2      NR/NR        2.55%  03/03/99     9,600,000        9,600,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
CALIFORNIA -- (CONTINUED)
 Santa Clara Unified
 School District (FGIC
 Insured) (final
 maturity 8/01/99)*.....     NR/NR       AAA/NR        7.00%  08/01/99   $ 2,605,000   $    2,648,842
 Southeast Resource
 Recovery Facilities
 Authority, California
 Lease Revenue, Series A
 (LOC -- State Street
 Bank & Trust)
 (LOC -- Bayerische)
 (final maturity
 12/1/18)*..............   VMIG1/Aa2     A1+/AA-       2.60%  03/03/99    20,000,000       20,000,000
 Southern Kern
 California, Unified
 School District,
 Certificates of
 Participation, Series A
 (FSA Insured) (final
 maturity 9/1/26)*......   VMIG1/Aaa     A1/AAA        2.65%  03/04/99     4,030,000        4,030,000
 Southern Metropolitan
 Water District.........     P1/NR       A1+/NR        2.85%  03/16/99     6,300,000        6,300,000
 University of
 California Revenue
 (final maturity
 9/1/19)*...............     NR/NR       A1+/AAA       2.72%  03/04/99    11,300,000       11,300,000
 University of
 California Revenue,
 Multi-Purpose Project,
 Series B (AMBAC
 Insured)...............    Aaa/NR       AAA/NR        7.10%  09/01/99     1,000,000        1,017,770
 Wateruse Finance
 Authority (FSA Insured)
 (final maturity
 5/1/28)*...............    NR/Aaa       A1+/AAA       2.50%  03/03/99    20,000,000       20,000,000
                                                                                       --------------
                                                                                        1,506,657,638
                                                                                       --------------
PUERTO RICO -- 7.3%
 Puerto Rico
 Commonwealth
 Infrastructure
 Financing Authority,
 Series C (AMBAC
 Insured) (final
 maturity 7/1/12)*
 144A...................   VMIG1/Aaa      NR/NR        2.90%  03/03/99    10,995,000       10,995,000

---------------
See Notes to Financial Statements.

                            MOODY'S         S&P                                          AMORTIZED
                           RATINGS+      RATINGS+             MATURITY    PRINCIPAL         COST
      DESCRIPTION         (UNAUDITED)   (UNAUDITED)   RATE      DATE       AMOUNT         (NOTE 2)
      -----------         -----------   -----------   ----    --------    ---------      ---------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- (CONTINUED)
PUERTO RICO -- (CONTINUED)
 Puerto Rico
 Commonwealth, Tax &
 Revenue Anticipation
 Notes, Series A........    MIG1/NR      SP1+/NR       3.50%  07/30/99   $31,000,000   $   31,083,112
 Puerto Rico Electric
 Power Authority
 (LOC -- Societe
 Generale) (final
 maturity 7/1/22)*
 144A...................     NR/NR       A1+/AAA       2.80%  03/03/99    27,900,000       27,900,000
 Puerto Rico Electric
 Power Authority, Series
 SGA 44 (LOC -- Societe
 Generale) (final
 maturity 7/1/23)*......     NR/NR       A1+/NR        2.80%  03/01/99     4,900,000        4,900,000
 Puerto Rico Government
 Development Bond.......     P1/NR       A1+/NR        2.95%  03/08/99    20,000,000       20,000,000
 Puerto Rico Highway &
 Transportation
 Authority, Series A
 (AMBAC Insured) (final
 maturity 7/1/28)*......   VMIG1/Aaa     A1+/AAA       2.60%  03/03/99    21,540,000       21,540,000
                                                                                       --------------
                                                                                          116,418,112
                                                                                       --------------
TOTAL INVESTMENTS -- 102.4% (AMORTIZED COST $1,623,075,750)(a)......................    1,623,075,750
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.4%).....................................      (38,524,023)
                                                                                       --------------
NET ASSETS -- 100.0%................................................................   $1,584,551,727
                                                                                       ==============

---------------------

Percentages indicated are based on net assets of $1,584,551,727.
(a) Cost for Federal income tax and financial reporting purposes is substantially the same.

AMBAC -- AMBAC Indemnity Corporation.
 AMT --  Interest on securities subject to Federal Alternative
         Minimum Tax.
FGIC --  Financial Guaranty Insurance Company.
FNMA --  Federal National Mortgage Association.
 FSA --  Financial Security Assurance.
 GIC --  Guaranty Insurance Company.
 LOC --  Letter of Credit.
MBIA --  Municipal Bond Insurance Association.
  NR --  No rating assigned by Moody's or S&P.
   * -- Variable rate security. Maturity date reflects the next rate change date.
      + The ratings provided consist of short-term and long-term ratings.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 8.8% of net assets.

See Notes to Financial Statements

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
February 28, 1999
--------------------------------------------------------------------------------

                                                                                CALIFORNIA
                                                               TAX-EXEMPT       TAX-EXEMPT
                                                                 MONEY         MONEY MARKET
                                                                  FUND             FUND
ASSETS:                                                       ------------    --------------
 Investments in securities, at value (amortized cost
   $794,910,857 and $1,623,075,750, respectively)...........  $794,910,857    $1,623,075,750
 Cash.......................................................     2,426,121           180,656
 Interest receivable........................................     5,399,970        10,038,463
 Receivable for investment securities sold..................            --         2,550,000
 Receivable for capital shares sold.........................       178,000             2,000
 Prepaid expenses...........................................        19,647                --
                                                              ------------    --------------
Total Assets................................................   802,934,595     1,635,846,869
                                                              ------------    --------------
LIABILITIES:
 Dividends payable..........................................     1,011,401           704,508
 Payable for investment securities purchased................     2,500,000        49,730,718
 Payable for capital shares redeemed........................            --             4,730
 Investment advisory fees payable...........................        61,391           126,319
 Administration fees payable................................        61,314           126,163
 Special management fees payable............................        73,852           137,049
 Shareholder service fees payable...........................        48,853           213,689
 Distribution fees payable..................................        14,679            72,342
 Custodian and fund accounting fees payable.................        52,856            36,805
 Transfer agent fees payable................................         4,050            20,256
 Legal fees payable.........................................        10,777            14,963
 Other accrued expenses.....................................       103,589           107,600
                                                              ------------    --------------
Total Liabilities...........................................     3,942,762        51,295,142
                                                              ------------    --------------
NET ASSETS..................................................  $798,991,833    $1,584,551,727
                                                              ============    ==============
Net Assets:
 Pacific Horizon Shares.....................................  $163,840,187    $  539,232,835
 Horizon Shares.............................................   380,343,579                --
 Horizon Service Shares.....................................   191,328,694       708,947,227
 X Shares...................................................            --        37,325,618
 S Shares...................................................    63,479,373       299,046,047
                                                              ------------    --------------
Total.......................................................  $798,991,833    $1,584,551,727
                                                              ============    ==============
Shares Outstanding ($0.001 par value, 50 billion and 40
 billion shares authorized, respectively):
 Pacific Horizon Shares.....................................   163,866,457       539,253,685
 Horizon Shares.............................................   380,493,373                --
 Horizon Service Shares.....................................   191,357,924       708,986,683
 X Shares...................................................            --        37,327,523
 S Shares...................................................    63,479,334       299,045,243
                                                              ------------    --------------
Total.......................................................   799,197,088     1,584,613,134
                                                              ============    ==============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE......................................................  $       1.00    $         1.00
                                                              ============    ==============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $    799,197    $    1,584,613
 Additional paid-in capital.................................   798,321,821     1,582,965,060
 Accumulated undistributed net investment income............        75,152            61,339
 Accumulated net realized losses on investment
   transactions.............................................      (204,337)          (59,285)
                                                              ------------    --------------
NET ASSETS, FEBRUARY 28, 1999...............................  $798,991,833    $1,584,551,727
                                                              ============    ==============

---------------

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Operations
For the year ended February 28, 1999
--------------------------------------------------------------------------------

                                                                             CALIFORNIA
                                                                             TAX-EXEMPT
                                                              TAX-EXEMPT        MONEY
                                                                 MONEY         MARKET
                                                                 FUND           FUND
                                                              -----------    -----------
INVESTMENT INCOME:
 Interest...................................................  $25,225,258    $48,709,796
                                                              -----------    -----------
EXPENSES:
 Investment advisory fees...................................      738,558      1,548,799
 Administration fees........................................      738,558      1,548,799
 Special management fees (Pacific Horizon Shares)...........      456,149      2,037,930
 Shareholder service fees (Horizon Service Shares)..........      492,181      1,702,931
 Shareholder service fees (X Shares)........................           --         81,640
 Shareholder service fees (S Shares)........................      118,183        636,646
 Distribution fees (X Shares)...............................           --         97,966
 Distribution fees (S Shares)...............................      354,550      1,890,092
 Custodian and fund accounting fees.........................      176,754        187,552
 Printing fees..............................................       55,217         91,064
 Directors fees.............................................       20,812         38,158
 Legal fees.................................................       27,644         50,293
 Transfer agent fees........................................       10,058         23,319
 Other expenses.............................................      105,345        223,339
                                                              -----------    -----------
   Total Expenses...........................................    3,294,009     10,158,528
 Less: Fee waivers..........................................     (212,730)    (1,311,622)
       Expenses paid by third parties.......................       (6,573)       (14,087)
                                                              -----------    -----------
Total Net Expenses..........................................    3,074,706      8,832,819
                                                              -----------    -----------
NET INVESTMENT INCOME.......................................   22,150,552     39,876,977
                                                              -----------    -----------
NET REALIZED GAINS/(LOSSES) ON INVESTMENTS:
 Net realized gains/(losses) on investment transactions.....          350         (3,147)
                                                              -----------    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $22,150,902    $39,873,830
                                                              ===========    ===========

---------------

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              CALIFORNIA TAX-EXEMPT
                                      TAX-EXEMPT MONEY FUND                     MONEY MARKET FUND
                               -----------------------------------     -----------------------------------
                                           YEAR ENDED                              YEAR ENDED
                               -----------------------------------     -----------------------------------
                                FEBRUARY 28,        FEBRUARY 28,        FEBRUARY 28,        FEBRUARY 28,
                                    1999                1998                1999                1998
                               ---------------     ---------------     ---------------     ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income.......  $    22,150,552     $    20,845,925     $    39,876,977     $    34,700,392
 Net realized gains (losses)
   on investment
   transactions..............              350             (33,324)             (3,147)            (45,278)
                               ---------------     ---------------     ---------------     ---------------
Change in net assets
 resulting from operations...       22,150,902          20,812,601          39,873,830          34,655,114
                               ---------------     ---------------     ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM NET INVESTMENT INCOME:
 Pacific Horizon Shares......       (4,054,894)         (3,710,722)        (15,175,264)        (15,910,817)
 Horizon Shares..............      (11,119,012)        (11,040,725)                 --                  --
 Horizon Service Shares......       (5,757,588)         (5,881,059)        (18,045,318)        (16,451,344)
 X Shares....................               --                  --            (767,430)         (1,018,847)
 S Shares....................       (1,219,058)           (213,419)(a)      (5,889,927)         (1,319,384)(b)
                               ---------------     ---------------     ---------------     ---------------
Change in net assets from
 shareholder distributions...      (22,150,552)        (20,845,925)        (39,877,939)        (34,700,392)
                               ---------------     ---------------     ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares
   issued....................    1,920,634,907       1,756,343,172       3,447,276,433       3,024,788,107
 Dividends reinvested........        7,270,826           5,686,685          29,385,958          26,426,275
 Cost of shares redeemed.....   (1,836,238,026)     (1,574,206,334)     (3,333,744,304)     (2,603,253,345)
                               ---------------     ---------------     ---------------     ---------------
Change in net assets from
 capital share
 transactions................       91,667,707         187,823,523         142,918,087         447,961,037
                               ---------------     ---------------     ---------------     ---------------
Change in net assets.........       91,668,057         187,790,199         142,913,978         447,915,759
NET ASSETS
 Beginning of Year...........      707,323,776         519,533,577       1,441,637,749         993,721,990
                               ---------------     ---------------     ---------------     ---------------
 End of Year.................  $   798,991,833     $   707,323,776     $ 1,584,551,727     $ 1,441,637,749
                               ===============     ===============     ===============     ===============
Accumulated Undistributed
 Net Investment Income.......  $        75,152     $        52,442     $        61,339     $        62,301
                               ===============     ===============     ===============     ===============

---------------

(a) Period from July 8, 1997 (inception date) to February 28, 1998.

(b) Period from June 18, 1997 (inception date) to February 28, 1998.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1999, the Company operated as a series company comprising seventeen portfolios. The accompanying financial statements and notes are those of the Pacific Horizon Tax-Exempt Money Fund (the "Tax-Exempt Fund") and Pacific Horizon California Tax-Exempt Money Market Fund (the "California Tax-Exempt Fund"), collectively the "Funds", individually the "Fund".

    The Tax-Exempt Fund issues four classes of shares (Pacific Horizon Shares, Horizon Shares, Horizon Service Shares and S Shares) and California Tax-Exempt Fund issues four classes of shares (Pacific Horizon Shares, Horizon Service Shares, X Shares and S Shares). The California Tax-Exempt Fund is authorized to issue a fifth class of shares (Horizon Shares). Pacific Horizon Shares have a Special Management Services Plan while the Horizon Service Shares have a Shareholder Services Plan. X Shares and S Shares have a Distribution and Services Plan.

The investment objectives of the Funds are as follows:

    The Funds' seek to provide current income exempt from Federal income taxes, a stable share price and daily liquidity. In addition, the California Tax-Exempt Fund seeks to provide income that is also exempt from California state income taxes.

Adviser and Administrator

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation ("BankAmerica"), serves as the Fund's investment adviser and administrator.

    On October 1, 1998, BankAmerica Corp., the Adviser's and Administrator's parent company, completed its merger with NationsBank Corporation. The combined company operates under the name BankAmerica. BankAmerica continues to serve the Funds on terms described in Note 3.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by BONY for these services.

Distributor and Transfer Agent

    Provident Distributors, Inc. ("PDI"), serves as principal underwriter and distributor of shares of the Funds. PFPC serves as the Funds' transfer agent and dividend disbursing agent.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. Such policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The securities of the Funds are valued in accordance with rule 2a-7 of the Act, at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between principal amount due at maturity and initial cost.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Realized gains and losses from security transactions are recorded on an identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The Funds maintain a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1999, custodian fees and expenses paid by third parties were increased by $6,573 and $14,087 for the Tax-Exempt Fund and California Tax-Exempt Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in income producing assets if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income is declared as a dividend daily, and paid monthly, to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                                                 ACCUMULATED
                                                              UNDISTRIBUTED NET
                            FUND                              INVESTMENT INCOME
                            ----                              -----------------
Tax-Exempt Fund.............................................      $ 22,710

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute annually all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

    At February 28, 1999, the Tax-Exempt Fund and California Tax-Exempt Fund had the following capital loss carryovers:

                                                            CAPITAL LOSS   EXPIRATION
                           FUND                              CARRYOVER        DATE
                           ----                             ------------   ----------
Tax-Exempt Fund...........................................    $ 14,011        2000
                                                                71,218        2002
                                                                19,132        2003
                                                                36,425        2004
                                                                30,577        2005
                                                                15,133        2006
                                                                17,841        2007
                                                              --------
                                                              $204,337
                                                              ========
California Tax-Exempt Fund................................    $  4,266        2004
                                                                51,872        2006
                                                                   349        2007
                                                              --------
                                                              $ 56,487
                                                              ========

    To the extent that these loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

    Capital losses incurred after October 31 for the California Tax-Exempt Fund are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer capital losses of $2,798, incurred after October 31, 1998.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Funds have an Investment Advisory Agreement and an Administration Agreement with Bank of America. Bank of America is entitled to an Advisory fee from each Fund, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Fund's first $3 billion of net assets, plus 0.09% of each Fund's next $2 billion of net assets, plus 0.08% of each Fund's net assets in excess of $5 billion. The Administration Agreement entitles Bank of America to fees from each Fund for Administrative services performed, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Fund's first $7 billion of net assets, plus 0.09% of each Fund's next $3 billion of net assets, plus 0.08% of each Fund's net assets in excess of $10 billion. For the year ended February 28, 1999, the Tax-Exempt Fund and the California Tax-Exempt Fund were advised that Bank of America and its affiliates earned $738,558 and $1,548,799 respectively, pursuant to the Administrative Agreement.

    The Funds have adopted a Special Management Services Plan (the "Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Pacific Horizon Shares in return for a payment by the Funds of a fee at an annual rate of 0.32% and 0.35% for the Tax-Exempt Money Fund and California Tax-Exempt Fund, respectively, of the average daily net assets of the outstanding Pacific Horizon Shares of each Fund. Currently, the California Tax-Exempt Fund is waiving 0.03% in special management fees. Fees under the Services Plan are borne solely by the Pacific Horizon Shares. Service Organizations may include Bank of America and its affiliates and PDI. Under the Services Agreement and Services Plan, Bank of America and PDI waived $174,591, in special management fees for the California Tax-Exempt Fund. For the year ended February 28, 1999, the Funds were advised that Bank of America and its affiliates and PDI earned the following amounts pursuant to the Services Agreement and Services Plan, respectively:

                                                                BANK OF
                                                              AMERICA AND
                            FUND                              AFFILIATES      PDI
                            ----                              -----------    ------
Tax-Exempt Fund.............................................  $  451,512     $4,029
California Tax-Exempt Fund..................................   1,829,873      4,662

    The Funds have also adopted a Shareholder Services Plan (the "Horizon Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Horizon Service Shares in return for payment by the Funds of a fee at an annual rate of 0.25% of the average daily net assets of the Horizon Service Shares. Fees under the Horizon Services Plan are borne solely by the Horizon Service Shares. For the year ended February 28, 1999, the Tax-Exempt Fund and the California Tax-Exempt Fund were advised that Bank of America and its affiliates earned $492,181 and $1,644,119, respectively, pursuant to the Horizon Services Plan.

    The California Tax-Exempt Fund has adopted the Distribution and Services Plan under which the Fund paid PDI and Service Organizations for the provision of support services with respect to the beneficial owners of X Shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.30% and 0.25%, respectively, of the average daily net assets of such Fund's X Shares. For the year ended February 28, 1999, the Funds were advised that Bank of America and its affiliates earned $179,606 pursuant to the Distribution and Services Plan.

    The Funds have adopted the Distribution and Services Plan under which the Fund pays the Distributor and Service Organizations for the provision of support services with respect to the beneficial owners of S shares. Payments for the distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of the Funds' S shares. For the year ended February 28, 1999, the Funds were advised that Bank of America and it Affiliates waived $212,730 and $1,137,031 for the Tax-Exempt Fund and the California Tax-Exempt Fund, respectively. For the same period, the Tax-Exempt Fund and the California Tax-Exempt Fund were advised that Bank of America and its affiliates earned $260,003 and $1,389,707, respectively, pursuant to the Distribution and Services Plan.

    For the year ended February 28, 1999, PFPC earned $10,058 and $23,319 from the Tax-Exempt Fund and California Tax-Exempt Fund, respectively, for transfer agency and dividend disbursing agency services performed.

    A partner of Drinker Biddle & Reath LLP ("DBR") serves as Secretary of the Company. Legal fees earned by DBR are stated in the statement of operations.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $60,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives an annual retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $40,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director, will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however, a Director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a Director should be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $8,883 and $8,149 for the Tax-Exempt Fund and California Tax-Exempt Fund, respectively, for the year ended February 28, 1999. A Director who came into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- CONCENTRATION OF CREDIT RISK

    The Tax-Exempt Fund invests substantially all of its assets in a diversified portfolio of tax-exempt debt obligations. The California Tax-Exempt Fund invests substantially all of its assets in a nondiversified portfolio of tax-exempt debt obligations primarily consisting of issuers in the State of California. The issuers' abilities to meet their obligations may be affected by economic, regional or political developments.

    The Tax-Exempt Fund and the California Tax-Exempt Fund had the following concentrations by industry sector at February 28, 1999 (as a percentage of total investments):

                                                                        CALIFORNIA
                                                           TAX-EXEMPT   TAX-EXEMPT
                                                              FUND         FUND
                                                           ----------   ----------
Airport Facilities.......................................       0.3%         1.2%
Certificates of Participation............................        --          1.2
Commercial Paper.........................................      12.7         16.9
Convention, Sports & Exhibition Centers..................        --          0.5
Education................................................       7.0          5.4
General Obligations......................................       5.9          6.1
Healthcare...............................................      19.0          5.6
Housing Developments.....................................       5.9         14.9
Industrial Development Revenue...........................       1.9          1.4
Leases...................................................       1.9          3.7
Loan Pool................................................       6.7           --
Municipal Notes & Bonds..................................       0.9          7.0
Pollution Control........................................       5.0          7.0
Power Projects...........................................       1.3          2.1
Public Facilities........................................       1.0           --
Revenue..................................................      15.7         16.6
Sewer Projects...........................................       1.5          2.1
Special Tax..............................................       3.8          0.1
Transportation...........................................       1.4          4.4
Turnpike, Road & Bridge Development......................       1.3          1.2
Utilities................................................       2.0          1.0
Water Projects...........................................       4.8          1.6
                                                             ------       ------
                                                              100.0%       100.0%
                                                             ======       ======

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of each Portfolio (at $1.00 per share) for the periods indicated are summarized below:

                                                                           CALIFORNIA
                                        TAX-EXEMPT                         TAX-EXEMPT
                                        MONEY FUND                     MONEY MARKET FUND
                               -----------------------------    --------------------------------
                                        YEAR ENDED                         YEAR ENDED
                               FEBRUARY 28,    FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,
                                   1999            1998              1999              1998
                               ------------    ------------      ------------      ------------
PACIFIC HORIZON SHARES
 Issued......................   305,968,807      248,974,300     1,025,796,118       924,399,780
 Reinvested..................     4,033,532        3,683,304        15,042,302        15,765,764
 Redeemed....................  (297,097,755)    (188,139,622)   (1,099,334,988)     (835,476,867)
                               ------------    -------------    --------------    --------------
Net increase/(decrease)......    12,904,584       64,517,982       (58,496,568)      104,688,677
                               ============    =============    ==============    ==============
HORIZON SHARES
 Issued......................   941,841,352    1,016,879,219                --                --
 Reinvested..................        32,458           60,094                --                --
 Redeemed....................  (905,374,453)    (937,199,915)               --                --
                               ------------    -------------    --------------    --------------
Net increase.................    36,499,357       79,739,398                --                --
                               ============    =============    ==============    ==============
HORIZON SERVICE SHARES
 Issued......................   550,244,128      444,505,307     1,819,930,900     1,844,862,775
 Reinvested..................     1,985,735        1,729,858         7,687,183         8,320,478
 Redeemed....................  (546,707,714)    (429,406,739)   (1,790,234,139)   (1,653,155,809)
                               ------------    -------------    --------------    --------------
Net increase.................     5,522,149       16,828,426        37,383,944       200,027,444
                               ============    =============    ==============    ==============
X SHARES
 Issued......................            --               --        84,751,490        62,397,815
 Reinvested..................            --               --           767,398         1,019,371
 Redeemed....................            --               --       (78,903,271)      (61,802,419)
                               ------------    -------------    --------------    --------------
Net increase.................            --               --         6,615,617         1,614,767
                               ============    =============    ==============    ==============
S SHARES
 Issued......................   122,580,620       45,984,346       516,797,925       193,127,737
 Reinvested..................     1,219,101          213,429         5,889,075         1,320,662
 Redeemed....................   (87,058,104)     (19,460,058)     (365,271,906)      (52,818,250)
                               ------------    -------------    --------------    --------------
Net increase.................    36,741,617       26,737,717(b)    157,415,094       141,630,149(a)
                               ============    =============    ==============    ==============

---------------

(a)  Period from June 18, 1997 (inception date) to February 28,
     1998.
(b)  Period from July 8, 1997 (inception date) to February 28,
     1998.

NOTE 7 -- PROPOSED REORGANIZATIONS

    The Board of Directors of the Pacific Horizon Funds, Inc. has approved an Agreement and Plan of Reorganization ("Agreements") between Pacific Horizon Funds, Inc. and Nations Institutional Reserves. The Agreement, which is part of a broader reorganization of Pacific Horizon Funds, Inc. into the Nations Family of funds, provides for the transfer of all of the assets of the Pacific Horizon Tax-

Exempt Money and California Tax-Exempt Money Market Funds ("Funds") to the Nations Municipal Reserves Fund and the Nations California Tax-Exempt Reserves Fund in exchange solely for the number of Investor Shares, Capital Shares, Advisor Shares and Daily Shares of the Nations Municipal Reserves Fund and Investor Shares, Advisor Shares, Daily Shares and Daily Shares of the Nations California Tax-Exempt Reserves Fund, equal in number to the outstanding shares of the Pacific Horizon Share Class, Horizon Share Class, Horizon Service Share Class, and S Share Class of the Pacific Horizon Tax-Exempt Money Fund and the Pacific Horizon Share Class, Horizon Service Share Class, X Share Class and S Share Class of the Pacific Horizon California Tax-Exempt Money Market Fund as of the close of business of the New York Stock Exchange on the day that the Reorganizations are effective. The Agreement also provides for the assumption by the Nations Municipal Reserves Fund and Nations California Tax-Exempt Reserves Fund of all of the liabilities of each of these Funds. The Reorganizations can be consummated only if, among other things, they are approved by the vote of a majority of outstanding shares of each of the Funds and a majority of the outstanding shares of all the funds of Pacific Horizon Funds, Inc. A Special Meeting of Shareholders ("Meeting") of the Funds is scheduled to be held on May 3, 1999, to vote on the Agreements. A detailed description of the proposed transactions and voting information was sent to shareholders of the Funds on or about February 12, 1999. If the Agreements are approved at the Meeting, the Reorganization is expected to become effective on or about May 14, 1999 for the Pacific Horizon Tax-Exempt Money Fund and on or about May 21, 1999 for the Pacific Horizon California Tax-Exempt Money Market Fund.

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                   1999(a)            1998             1997             1996             1995
                                 ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0286           0.0310           0.0290           0.0327           0.0253
Less dividends to shareholders
 from net investment income....     (0.0286)         (0.0310)         (0.0290)         (0.0327)         (0.0253)
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................          --               --               --               --               --
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        2.89%            3.14%            2.94%            3.32%            2.56%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $    164         $    151         $     86         $     50         $     37
 Ratio of expenses to average
   net assets..................        0.57%            0.60%            0.60%            0.63%            0.60%
 Ratio of net investment income
   to average net assets.......        2.84%            3.09%            2.91%            3.26%            2.47%
 Ratio of expenses to average
   net assets*.................       (b)(c)           (b)(c)              (b)              (b)              (b)
 Ratio of net investment income
   to average net assets*......       (b)(c)           (b)(c)              (b)              (b)              (b)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(b) There were no fee waivers or expense reimbursements during the year.
(c)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                               --------------------------------------------------------------------------------
                               FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                 1999(a)            1998             1997             1996             1995
                               ------------     ------------     ------------     ------------     ------------
HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...........    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.......      0.0318           0.0342           0.0322           0.0359           0.0285
Less dividends to
 shareholders from net
 investment income...........     (0.0318)         (0.0342)         (0.0322)         (0.0359)         (0.0285)
                                 --------         --------         --------         --------         --------
Net change in net asset value
 per share...................          --               --               --               --               --
                                 --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
 END OF YEAR.................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 ========         ========         ========         ========         ========
Total return.................        3.22%            3.47%            3.27%            3.65%            2.89%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)................    $    380         $    344         $    264         $    303         $    382
 Ratio of expenses to average
   net assets................        0.25%            0.28%            0.28%            0.31%            0.28%
 Ratio of net investment
   income to average net
   assets....................        3.16%            3.41%            3.22%            3.58%            2.81%
 Ratio of expenses to average
   net assets*...............       (b)(c)           (b)(c)              (b)              (b)              (b)
 Ratio of net investment
   income to average net
   assets*...................       (b)(c)           (b)(c)              (b)              (b)              (b)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(b) There were no fee waivers or expense reimbursements during the year.
(c)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                 FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                   1999(a)            1998             1997             1996             1995
                                 ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.............    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.........      0.0293           0.0317           0.0297           0.0334           0.0260
Less dividends to shareholders
 from net investment income....     (0.0293)         (0.0317)         (0.0297)         (0.0334)         (0.0260)
                                   --------         --------         --------         --------         --------
Net change in net asset value
 per share.....................          --               --               --               --               --
                                   --------         --------         --------         --------         --------
NET ASSET VALUE PER SHARE, END
 OF YEAR.......................    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========
Total return...................        2.97%            3.22%            3.01%            3.39%            2.63%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)..................    $    191         $    186         $    169         $     35         $     39
 Ratio of expenses to average
   net assets..................        0.50%            0.53%            0.53%            0.56%            0.53%
 Ratio of net investment income
   to average net assets.......        2.92%            3.17%            2.98%            3.34%            2.57%
 Ratio of expenses to average
   net assets*.................       (b)(c)           (b)(c)              (b)              (b)              (b)
 Ratio of net investment income
   to average net assets*......       (b)(c)           (b)(c)              (b)              (b)              (b)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(b) There were no fee waivers or expense reimbursements during the year.
(c)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                           YEAR ENDED    PERIOD ENDED
                                                          FEBRUARY 28,   FEBRUARY 28,
                                                            1999(b)        1998(a)
                                                          ------------   -------------
S SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..........    $   1.00       $   1.00
                                                            --------       --------
Income from Investment Operations:
  Net investment income.................................      0.0263         0.0184
Less dividends to shareholders from net investment
  income................................................     (0.0263)       (0.0184)
                                                            --------       --------
Net change in net asset value per share.................          --             --
                                                            --------       --------
NET ASSET VALUE PER SHARE, END OF PERIOD................    $   1.00       $   1.00
                                                            ========       ========
Total return............................................        2.66%          1.85%(e)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)................    $     63       $     27
  Ratio of expenses to average net assets...............        0.80%          0.81%(d)
  Ratio of net investment income to average net
    assets..............................................        2.57%          2.76%(d)
  Ratio of expenses to average net assets*..............        1.25%(c)       1.25%(c)(d)
  Ratio of net investment income to average net
    assets*.............................................        2.12%(c)       2.32%(c)(d)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 8, 1997 (inception date) to February 28,
     1998.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c)  Fees paid by third parties had no effect on the ratios.
(d)  Annualized.
(e)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                               --------------------------------------------------------------------------------
                               FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                 1999(a)            1998             1997             1996             1995
                               ------------     ------------     ------------     ------------     ------------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...........    $  1.00          $   1.00         $   1.00         $   1.00         $   1.00
                                 -------          --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.......      .0261            0.0302           0.0284           0.0324           0.0249
 Net realized gains/(losses)
   on investment
   transactions..............         --                --               --          (0.0001)         (0.0001)
                                 -------          --------         --------         --------         --------
Total income from investment
 operations..................      .0261            0.0302           0.0284           0.0323           0.0248
Less dividends to
 shareholders from net
 investment income...........     (.0261)          (0.0302)         (0.0284)         (0.0324)         (0.0249)
                                 -------          --------         --------         --------         --------
Net change in net asset value
 per share...................         --                --               --          (0.0001)         (0.0001)
                                 -------          --------         --------         --------         --------
NET ASSET VALUE PER SHARE,
 END OF YEAR.................    $  1.00          $   1.00         $   1.00         $   1.00         $   1.00
                                 =======          ========         ========         ========         ========
Total return.................       2.64%             3.06%            2.88%            3.29%            2.52%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)................    $   539          $    598         $    493         $    528         $    187
 Ratio of expenses to average
   net assets................       0.56%             0.57%            0.57%            0.62%            0.62%
 Ratio of net investment
   income to average net
   assets....................       2.61%             3.01%            2.83%            3.35%            2.48%
 Ratio of expenses to average
   net assets*...............       0.59%(c)          0.60%(c)         0.60%**          0.63%**              (b)
 Ratio of net investment
   income to average net
   assets*...................       2.58%(c)          2.98%(c)         2.80%                (c)              (b)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  During the years ended February 28, 1997 and February 29,
     1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.
(a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(b) There were no fee waivers or expense reimbursements during the year.
(c)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                               --------------------------------------------------------------------------------
                               FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                 1999 (a)           1998             1997             1996             1995
                               ------------     ------------     ------------     ------------     ------------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...........    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 --------         --------         --------         --------         --------
Income from Investment
 Operations:
 Net investment income.......      0.0268           0.0309           0.0291           0.0331           0.0256
 Net realized gains/(losses)
   on investment
   transactions..............          --               --               --           0.0001          (0.0001)
                                 --------         --------         --------         --------         --------
Total income from
 investment operations.......      0.0268           0.0309           0.0291           0.0332           0.0255
Less dividends to
 shareholders from net
 investment income...........     (0.0268)         (0.0309)         (0.0291)         (0.0331)         (0.0256)
                                 --------         --------         --------         --------         --------
Net change in net asset
 value per share.............          --               --               --           0.0001          (0.0001)
                                 --------         --------         --------         --------         --------
NET ASSET VALUE PER
 SHARE, END OF YEAR..........    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                 ========         ========         ========         ========         ========
Total return.................        2.71%            3.13%            2.95%            3.36%            2.59%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)................    $    709         $    671         $    472         $    203         $     88
 Ratio of expenses to
   average net assets........        0.49%            0.50%            0.50%            0.55%            0.55%
 Ratio of net investment
   income to average net
   assets....................        2.65%            3.06%            2.92%            3.43%            2.50%
 Ratio of expenses to
   average net assets*.......        (b)(c)         (b)(c)                   (c)        0.55%**              (b)
 Ratio of net investment
   income to average net
   assets*...................      (b)(c)             (b)(c)                 (c)        3.42%                (b)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** During the year ended February 29, 1996 the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.
(a) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(b) There were no fee waivers or expense reimbursements during the year.
(c)  Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                    YEAR ENDED            PERIOD ENDED
                                            ---------------------------   -------------
                                            FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                              1999 (b)         1998          1997(a)
                                            ------------   ------------   -------------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  PERIOD..................................    $   1.00       $   1.00       $   1.00
                                              --------       --------       --------
Income from Investment Operations:
  Net investment income...................      0.0238         0.0279         0.0107
Less dividends to shareholders from net
  investment income.......................     (0.0238)       (0.0279)       (0.0107)
                                              --------       --------       --------
Net change in net asset value per share...          --             --             --
                                              --------       --------       --------
NET ASSET VALUE PER SHARE, END OF
  PERIOD..................................    $   1.00       $   1.00       $   1.00
                                              ========       ========       ========
Total return..............................        2.41%          2.83%          1.09% (f)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
    (millions)............................    $     37       $     31       $     29
  Ratio of expenses to average net
    assets................................        0.79%          0.80%          0.80% (e)
  Ratio of net investment income to
    average net assets....................        2.35%          2.80%          2.66% (e)
  Ratio of expenses to average
    net assets*...........................        (c)(d)       (c)(d)            (c)(d)
  Ratio of net investment income to
    average net assets*...................      (c)(d)           (c)(d)          (c)(d)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from October 2, 1996 (inception date) to February 29,
     1997.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c) There were no fee waivers or expense reimbursements during the year.
(d)  Fees paid by third parties had no effect on the ratios.
(e)  Annualized.
(f)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                        YEAR ENDED    PERIOD ENDED
                                                       ------------   -------------
                                                       FEBRUARY 28,   FEBRUARY 28,
                                                         1999 (b)        1998(a)
                                                       ------------   -------------
S SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.......    $   1.00       $   1.00
                                                         --------       --------
Income from Investment Operations:
  Net investment income..............................      0.0238         0.0194
Less dividends to shareholders from net investment
  income.............................................     (0.0238)       (0.0194)
                                                         --------       --------
Net change in net asset value per share..............          --             --
                                                         --------       --------
NET ASSET VALUE PER SHARE, END OF PERIOD.............    $   1.00       $   1.00
                                                         ========       ========
Total return.........................................        2.41%          1.96% (e)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions).............    $    299       $    141
  Ratio of expenses to average net assets............        0.79%          0.79% (d)
  Ratio of net investment income to average net
    assets...........................................        2.33%          2.69% (d)
  Ratio of expenses to average net assets*...........        1.24%(c)       1.23% (c)(d)
  Ratio of net investment income to average net
    assets*..........................................        1.88%(c)       2.25% (c)(d)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from June 18, 1997 (inception date) to February 28,
     1998.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c)  Fees paid by third parties had no effect on the ratios.
(d)  Annualized.
(e)  Not annualized.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon Tax-Exempt Money Fund and Pacific Horizon California Tax-Exempt Money Market Fund (two of the portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As explained in Note 7, the Board of Directors of the Pacific Horizon Funds, Inc. has approved an agreement and plan of reorganization between Pacific Horizon Funds, Inc. and Nations Institutional Reserves. A Special Meeting of Shareholders of the Funds is scheduled to be held on May 3, 1999 to seek approval of the merger of Pacific Horizon Tax-Exempt Money Fund and Pacific Horizon California Tax-Exempt Money Market Fund and the Nations Municipal Reserves Fund and Nations California Tax-Exempt Reserves Fund, respectively.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
April 22, 1999

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

For more information, complete the following form and mail it to:

                          Pacific Horizon Funds, Inc.
                                  PO Box 8968
                           Wilmington, DE 19899-8968

 ................................................................................
First Name                                  Last Name

 ................................................................................
Street Address

 ................................................................................
City                             State                   Zip Code

 ................................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ................................................................................
 Name of Broker

 ................................................................................
 Name of Brokerage Firm
[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.
 Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund      [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund         [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                 [ ] Short-Term Government Fund
       [ ] Capital Income Fund            [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund          [ ] California Municipal Bond Fund
       [ ] Flexible Income Fund
                                         Money Market Funds
       [ ] Prime Fund                     [ ] Treasury Only Fund
       [ ] Treasury Fund                  [ ] Tax-Exempt Money Fund
       [ ] Government Fund                [ ] California Tax-Exempt Money Market Fund

Additional Comments:

 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................
 ................................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                  New York, NY
                                Permit No. 8048
                          [PACIFIC HORIZON FUNDS LOGO]

                    Provident Distributor, Inc., Distributor
PHF-4007 4/99

                   PACIFIC  HORIZON  GROWTH  & INCOME  FUNDS

                     PACIFIC HORIZON GROWTH & INCOME FUNDS
                                 ANNUAL REPORT
                               February 28, 1999

                              Capital Income Fund

                             Asset Allocation Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
      --------------------------------------------------------------------------

          ..................................

                                                                        Contents

                                      FUND FACTS                           2-3

                                      UNDERSTANDING YOUR SHAREHOLDER
                                        REPORT                             4-6

                                      ECONOMIC REVIEW FROM THE
                                        INVESTMENT ADVISER                 8-9

                                      FUND OVERVIEW AND INTERVIEW WITH
                                        YOUR INVESTMENT MANAGER          10-20

                                      PACIFIC HORIZON CAPITAL INCOME
                                        FUND
                                        Portfolio of Investments         21-26
                                        Statement of Assets
                                          and Liabilities                   27
                                        Statement of Operations             28
                                        Statements of Changes
                                          in Net Assets                     29

                                      PACIFIC HORIZON ASSET ALLOCATION
                                        FUND
                                        Portfolio of Investments         30-40
                                        Statement of Assets
                                          and Liabilities                   41
                                        Statement of Operations             42
                                        Statements of Changes
                                          in Net Assets                     43

                                      NOTES TO FINANCIAL STATEMENTS      44-53

                                      FINANCIAL HIGHLIGHTS               54-60

                                      REPORT OF INDEPENDENT ACCOUNTANTS     61

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value, but offer no growth potential.

---------------------------------------------------------------------------
            FUND NAME                        INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ...........................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ...........................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ...........................................................................
 Capital Income                     Total Investment Return
 ...........................................................................
 Asset Allocation                   Long-Term Growth
 ...........................................................................
 Flexible Income                    High Current Income
 (formerly Corporate Bond)
 ...........................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ...........................................................................
 U.S. Government Securities         High Level of Current Income
 ...........................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ...........................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ...........................................................................
 California Municipal Bond*         High Level of Federal and California
 (formerly California Tax-Exempt    Tax-Free Current Income
 Bond)
 ...........................................................................
 Money Market Funds+                Current Income, Stable Share Price and
 - Prime                            Daily Liquidity
 - Treasury
 - Government
 - Treasury Only
 ...........................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                 Federal Tax-Free Current Income, Stable
                                    Share Price and Daily Liquidity
 - California Tax-Exempt Money      Federal and California Tax-Free Current
   Market                           Income, Stable Share Price and Daily
                                    Liquidity

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGERS enables you to gain
insight into the Fund's
investments and learn more
about the Fund managers'
strategies.

[GRAPHIC OF SAMPLE PAGES]

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.

[GRAPHIC OF SAMPLE PAGE]

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

[GRAPHIC OF SAMPLE PAGE]

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

[GRAPHIC OF SAMPLE PAGE]

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

[GRAPHIC OF SAMPLE PAGE]

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

[GRAPHIC OF SAMPLE PAGE]

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The past 12 months will be remembered as the one of the most volatile periods in financial market history. The crisis in Asia, the Russian default and the devaluation of the Brazilian Real caused dramatic swings in equity valuations, interest rates, and spreads and commodity prices. The Federal Reserve, in order to calm the markets and restore liquidity, lowered short term interest rates by 0.75%. The Dow Jones Industrial Average* after dropping to 7,539, rebounded to close the period at 9,306. The yield on the benchmark 10-year U.S. Treasury Note which was at 5.16% on 3/19/99, fluctuated over a 1.2% range with a high of 5.81% on 4/29/98 and low of 4.16% on 10/5/98. Spreads on 10-year "A" rated finance debt over 10-year U.S. Treasuries started the period at a spread of 0.75% and widened to as much as 1.45% only to end the period at 1.05% over comparable maturity U.S. Treasury notes. International turmoil and the Asian recession also took its toll on commodities. Demand for oil all but evaporated and crude oil prices declined from almost $18.00 a barrel to just under $11.50 a barrel only to rebound to $15.00 on strong U.S. growth and expectations of and a quick recovery in Asia.

Throughout this turmoil, the U.S. remained an "oasis of prosperity" with the U.S. Gross Domestic Product growing at an estimated 4.3% for 1998. The U.S. consumer, unfazed by the recent volatility, continued to spend, pushing the economy through its ninth year of expansion.

Unemployment remained near historical lows and there was continued strength in real disposable income that translated into a high level of consumer confidence. At the same time, the industrial side of the economy, burdened by slower exports as well as the effects of the strong dollar, remained sluggish.

Inflation, as measured by the Consumer Price Index (CPI), remained benign over the past year, increasing only 1.6% in 1998. Huge declines in commodities and weakness on the manufacturing side of the economy offset relatively full employment and money supply growth.

Despite turmoil abroad, the U.S. equity markets, as tracked by the Standard & Poor's 500 Composite Stock Price Index**, posted a solid return of 18.01%. Unfortunately, the Russell 2000*** proved that not all stocks are created equal with a negative return of (15.06%) over the same period. While an era of consolidation and low inflation should bode well for large cap stocks, we doubt that this can continue.

The fixed income markets also put in a strong performance for the past 12 months, with the benchmark Salomon Smith Barney Broad Investment-Grade (BIG) Index# posting a positive return of 6.31%. The top performing sector for the period was U.S. agency debt which outperformed comparable maturity U.S. Treasuries by 0.44% followed by U.S. agency mortgage-backed securities which outperformed by 0.28%. The worst performing sector was U.S. corporate bonds which underperformed U.S. Treasuries by 0.60% with "AA", "A", and "BBB" rated corporate debt underperforming by 0.03%, 0.27%, and 1.61% respectively.

OUTLOOK FOR 1999

While the consensus of Wall Street economists is for a growth rate of 3.5% in 1999, we believe the risk is faster than anticipated growth because of the momentum of the U.S. economy. The wildcard over the next year is the timing of Asia's economic turnaround.

Asia remains a big question mark, with many economists calling for a "v" shaped recovery. Although we believe the Asian economies have bottomed, we suspect that the recovery in the region will be slower than anticipated. While Korea has recently shown strength in industrial production and exports, Japan, which constitutes two-thirds of the region's GDP, continues to show signs of weakness. If Japan chooses to monetize their debt by printing currency, they may cause another round of devaluations in the region. China has stated their intentions to maintain the value of the Yuan, but if they fail to meet their growth targets and the Yen declines substantially in value, all bets are off.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management
---------------
  * The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

 ** The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization-weighted index consisting of 500 common stocks that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unavailable for investment.

*** The Russell 2000 Growth Index is a widely used unmanaged index which measures the performance of small-cap stocks and cannot be invested in directly.

  # The BIG Index is market-capitalization weighted and includes fixed-rate
    Treasury, Government-sponsored, mortgage and investment-grade corporates with a maturity of one year or longer. The minimum amount outstanding for US Treasury and mortgage issues is $1 billion for both entry and exit. For Government sponsored and corporate issues the entry and exit amounts are $100 million.

PACIFIC HORIZON
CAPITAL INCOME FUND

[PHOTO OF ED CASSENS]

ED CASSENS, CFA
Senior Portfolio Manager
Bank of America NT&SA

GOAL:

The Pacific Horizon Capital Income Fund seeks total investment return through a combination of current income and capital appreciation consistent with prudent risk.

INVESTMENTS:

The Fund invests primarily in convertible bonds and convertible preferred stocks of domestic issuers.

APPROPRIATE FOR:

Investors seeking a competitive return over the long term comprised of current income and capital appreciation.

INCEPTION:

September 25, 1987

SIZE OF FUND AS OF
FEBRUARY 28, 1999:

Over $363 million
Q
    HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED FEBRUARY 28, 1999?

A
    For the year ended February 28, 1999, A Shares of the Fund returned 4.6%.* This compares to l.6% for the CS First Boston Convertible Index.** The Fund substantially outperformed the index, but the absolute return was lower than it has been the last few years, due to the performance of small company stocks. The Russell 2000 Index,*** a measure of small company stock performance returned a 0.33% for the twelve months ended February 28, 1999.
Q
    WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A
    The year had its ups and downs, with the first half generally up. In August after the Russian devaluation, the markets started to go down, and the spreads at which bonds trade over Treasury's widened quite a bit, a sign that economic confidence was weak. After the market bottomed in October and the Fed showed they had the situation in hand, the market staged a powerful rally to the end of the year, and on through January.
Q
    HOW DID YOU MANAGE THE FUND?

A
    Last summer we started raising the quality of the portfolio due to our concern about the level of the overall market and the speculation in the market. This helped our performance when prices fell, as the higher quality issues held up better than lower quality issues. In the fall and winter, we felt technology issues would continue to outperform, and we raised our weighting in this area, which did help performance. Because there were not many attractive convertibles in the technology area, we used some common stocks. Stocks reached 20% of the portfolio total due to appreciation, this has now been cut back to closer to 18% due to profit taking.
Q
    WHAT IS YOUR OUTLOOK FOR CONVERTIBLES GOING FORWARD?

A
    If inflation stays down, which is our forecast, interest rates should also stay down, and stock prices should have an upward bias. These would be good conditions for convertibles, and the market does not look as speculative as last year, so the convertible market should do fairly well in 1999.
---------------
  * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. Performance figures for A shares do not reflect the maximum sales charge of 5.75%.

 ** The CS First Boston Convertible Index is an unmanaged index generally representative of the convertible securities market as a whole and cannot be invested in directly.

*** The Russell 2000 Growth Index is a widely used unmanaged index which measures the performance of small-cap stocks and cannot be invested in directly.

Past performance is no guarantee of future results.

PACIFIC HORIZON
ASSET ALLOCATION FUND
[JAMES D. MILLER PHOTO]
JAMES D. MILLER, CFA
Chief Investment Officer
of Quantitative Based
Equity Management
Bank of America
Investment Advisers Division

Mr. Miller is head of the investment management team for the Blue Chip Fund. [KIRK HARTMAN PHOTO]
KIRK HARTMAN
Chief Investment Officer
Bank of America NT&SA

The Pacific Horizon Income Funds are managed by a Bank of America NT&SA investment team led by Kirk Hartman, Chief Investment Officer.

ASSET ALLOCATION FUND

GOAL:

The Pacific Horizon Asset Allocation Fund seeks long-term growth from capital appreciation and dividend and interest income.

INVESTMENTS:

The Fund uses a balanced approach by investing in stocks, bonds and cash-equivalent securities.

APPROPRIATE FOR:

Investors seeking growth and income through a diversified portfolio of stocks and bonds.

INCEPTION:

January 18, 1994

SIZE OF FUND AS OF
FEBRUARY 28, 1999:

Over $287 million
Q
    HOW DID THE FUND PERFORM DURING THE PERIOD ENDED FEBRUARY 28, 1999?

A
    For the 12-months ended February 28, 1999, A Shares of the Fund had a total return of 14.72%*. The Fund uses two benchmarks, the Standard & Poor's 500 Composite Stock Price Index and the Lehman Brother's Aggregate Bond Index, which returned 19.74% and 6.27% respectively.**
Q
    HOW DID YOU ALLOCATE THE FUND'S PORTFOLIO AMONG STOCKS, BONDS AND CASH DURING THE PERIOD ENDED FEBRUARY 28, 1999

A
    The Fund's allocation on Feb. 28, 1999 was 58.2% equity, 40.8% fixed income and 1.0% cash, which will remain the Fund's strategic asset allocation target.

Q
    HOW DID YOU MANAGE THE STOCK PORTION OF THE PORTFOLIO?

A
    Within the stock component of the Fund we stayed neutral to the market in terms of sector weightings and market capitalization. As always, we focused on individual stock selection. Our risk-controlled strategy ensured that we were able to fully benefit from the market's advance, despite the major disparities in performance between sectors and the narrowness of the market.

Within the framework of our disciplined process, we select securities which display attractive valuations, while exhibiting positive momentum and solid earnings quality. By factoring for these three themes, we seek to provide superior stock selection across the industry sectors. We continued to focus on companies that exhibited rising earnings expectations and high earnings certainty, while trading at attractive valuations. Companies with high earnings certainty are those that have similar estimates for different analysts. Firms with rising earnings expectations are those that have experienced the biggest increase in analyst earnings estimates.

Dell Computer Corp., Lucent Technologies and Microsoft in the technology sector and Pfizer Inc. and Schering-Plough Corp. in healthcare were particularly strong performers.***

Q
    HOW DID YOU MANAGE THE BONDS IN THE PORTFOLIO?

A
    The past 12 months will be remembered as the one of the most volatile periods in fixed income history. The crisis in Asia, the Russian default and the devaluation of the Brazilian Real caused dramatic swings in both interest rates and spreads. Despite the volatility in the fixed income markets, we maintained our strategy of maximizing income while carefully controlling risk. While this caused the fixed income portion of the portfolio to underperform its benchmark in the third quarter of 1998, by staying with the strategy we were able to outperform when the markets reversed course in the fourth quarter of 1998.

Q
    WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST OF 1999?

A
    While the consensus of Wall Street economists is for a growth rate of 3.5% in 1999, we believe the risk is faster than anticipated growth because of the momentum of the U.S. economy. The wildcard over the next year is the timing of Asia's economic turnaround.

Asia remains a big question mark for the next year with many economists calling for a "v" shaped recovery. Although we believe the Asian economies have bottomed, we suspect that the recovery in the region will be slower than anticipated. While Korea has recently shown strength in industrial production and exports, Japan, which constitutes two-thirds of the regions Gross Domestic Product (GDP), continues to show signs of weakness. If Japan chooses to monetize their debt by printing currency, they may cause another round of devaluations in the region. China has stated their intentions to maintain the value of the Yuan, but if they fail to meet their growth targets and the Yen declines substantially in value, all bets are off.

Our interest rate outlook for the rest of 1999 is for rates to remain within a 0.50% range and for the Federal Reserve to move from neutral to a bias towards tightening. U.S. interest rates are bounded on the high side by the fact that they are high when compared to the rest of the world and on the low side by the fact that the U.S. economy is too strong and fully employed to warrant a large decline in rates.
---------------
   * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. Performance figures for A shares do not reflect the maximum sales charge of 5.75%.

  ** The Standard & Poor's 500 Composite Stock Price Index and the Lehman
     Brothers Aggregate Bond Index are unmanaged indices generally representative of equity investments and asset allocation investments respectively, and cannot be invested in directly.

 *** The composition of the Fund's holdings is subject to change.

Past performance is no guarantee of future results.

PACIFIC HORIZON
CAPITAL INCOME FUND
(AS OF FEBRUARY 28, 1999)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.) [CAPITAL INCOME FUND LINE CHART]

                                    A SHARES            B SHARES            K SHARES             LIPPER          CS FIRST BOSTON
                                    --------            --------            --------           CONVERTIBLE       ---------------
                                                                                               SECURITIES
                                                                                              FUNDS AVERAGE
                                                                                              -------------
2/28/89                              9425.00            10000.00            10000.00            10000.00            10000.00
2/28/90                              9914.00            10521.00            10521.00            10740.00            10595.00
2/28/91                             10923.00            11592.00            11592.00            11560.00            11230.00
2/29/92                             13786.00            14630.00            14630.00            14332.00            13818.00
2/28/93                             16628.00            17646.00            17646.00            16301.00            15933.00
2/28/94                             20261.00            21501.00            21501.00            19072.00            18482.00
2/28/95                             19123.00            20294.00            20294.00            18550.00            17972.00
2/29/96                             24088.00            25563.00            25563.00            22832.00            22252.00
2/28/97                             28552.00            30300.00            30203.00            26020.00            24576.00
2/28/98                             34703.00            36828.00            36537.00            31048.00            29154.00
2/28/99                             41285.00            43686.00            43325.00            31042.00            29643.00

HOW PERFORMANCE
COMPARES
As the chart
indicates, the
Pacific Horizon
Capital Income Fund
has consistently
outperformed the
market, as compared
to the CS First
Boston Index, a
widely-used,
unmanaged index
which measures the performance of convertible securities. An initial $10,000 investment in the Fund made on February 28, 1989, would now be worth $41,285 for A Shares*. The same investment made in the CS First Boston Index, would now be worth $29,643. Correspondingly, a $10,000 investment in B Shares for the same period would now be worth $43,686,** and a $10,000 investment in K Shares for the same period would now be worth $43,325.***

                            ----------------------------------------------------

                                                CAPITAL INCOME FUND
                                              AVERAGE ANNUAL RETURNS
                            -----------------------------------------------------------
                                         A SHARES           B SHARES       K SHARES***
                                      Without   With*   Without   With**
                                       Sales    Sales    Sales    Sales
                                       Load     Load     Load      Load
                            -----------------------------------------------------------

                              1 Year    4.64%   (1.36%)   4.33%   (0.67%)      4.29%

                              .........................................................

                              5 Year   12.38%   11.06%   12.31%   12.06%      12.13%

                              .........................................................

                              10 Year  15.92%   15.23%   15.89%   15.89%      15.79%

                            -----------------------------------------------------------


The Fund also fared well compared to other convertible security funds. The average of convertible security funds as tracked by Lipper Analytical Services, Inc., measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Capital Income Fund. The same $10,000 investment made in the Lipper Convertible Securities Funds Average would now be worth $31,042.

FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon Capital Income Fund distributed a total Capital Gain Dividend of $0.176054 for the year ended February 28, 1999. Of this total Capital Gain Dividend amount, the Fund made a 20 percent rate distribution of $0.176054.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions, if any.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Convertible Securities Funds Average, nor the CS First Boston Index may be invested in directly. The hypothetical investment in the CS First Boston Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

  * A share performance assumes the deduction of the maximum front-end sales charge of 5.75%.

 ** Average annual return figures assume the deduction of the maximum contingent deferred sales charge of 5.00%, however, the line graph does not. B shares were first offered on July 15, 1998. Performance results shown prior to July 15, 1998 are those of Class A shares without the sales charge. The performance results for B shares involved in the Financial Highlights table in the financial statements represent actual performance from the inception date of the B shares. B shares have an ongoing 0.75% distribution and administrative services fee which does not apply to A shares and which if reflected, would have lowered performance shown.

*** The inception date of the K shares (the date K shares were initially funded) was July 22, 1996. The K shares did not commence operations until October 21, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge prior to such date. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would reduced prior performance.

PACIFIC HORIZON
CAPITAL INCOME FUND
(AS OF FEBRUARY 28, 1999)
BALANCE

Two Advantages
[FLOW CHART GRAPHIC]
                                            The Pacific Horizon Capital Income
                                            Fund provides investors with the
                                            opportunity to receive regular
                                            quarterly income while participating
                                            in the upside potential of the
                                            underlying equity securities.
                                            Historically, holders of convertible
                                            securities have enjoyed about 70
                                            percent of the appreciation of
                                            stocks.* Investors seeking growth
                                            and income will appreciate the
                                            opportunities to invest in the
                                            Pacific Horizon Capital Income Fund.
                                            Of course, past performance is not
                                            reflective of future results.
                                            *Source: Investment Advisor, March
                                            1993.

--------------------------------------------------------------------------------

       PORTFOLIO COMPOSITION*
   AS A PERCENTAGE OF NET ASSETS

[PORTFOLIO COMPOSITION PIE CHART]

The Pacific Horizon Capital Income Fund is professionally managed and maintains at least a 65 percent position in
                                            convertible securities. In order to
                                            increase performance, the Fund also
                                            invests in common and preferred
                                            stocks, cash and cash equivalents
                                            that the adviser believes to be of
                                            high quality.

                                            TOP TEN HOLDINGS AS OF
                                            FEBRUARY 28, 1999*

                                            ------------------------------------

                                                                                    PERCENT OF
                                                           COMPANY                  NET ASSETS
                                          ----------------------------------------------------
                                            TCI Communications, Inc., $2.12            1.83%
                                          ......................................................
                                            Media One Group, Inc., $3.63               1.68%
                                          ......................................................
                                            Readers Digest Association, $1.93          1.59%
                                          ......................................................
                                            McDonald's Corp.                           1.59%
                                          ......................................................
                                            Sealed Air Corp., Series A. $2.00          1.56%
                                          ......................................................
                                            Bell Atlantic Financial Services 144A      1.54%
                                          ......................................................
                                            Rite Aid Corp., 144A                       1.53%
                                          ......................................................
                                            U.S. Cellular, Corp. LYON                  1.49%
                                          ......................................................
                                            Omnicom Group, Inc., 144A                  1.48%
                                          ......................................................
                                            Cisco Systems, Inc.                        1.48%
                                          ----------------------------------------------------
                                            TOTAL                                     15.77%
                                          ----------------------------------------------------

* The composition of the Fund's holdings is subject to change.

PACIFIC HORIZON
ASSET ALLOCATION FUND
(AS OF FEBRUARY 28, 1999)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.) [GROWTH OF $10,000 INVESTMENT LINE CHART]

                                  A SHARES          B SHARES          K SHARES                             S&P 500
                                  --------          --------          --------         LEHMAN BROS          INDEX
                                                                                        AGGREGATE          -------
                                                                                          BOND
                                                                                       -----------
1/18/94                              9425             10000             10000             10000             10000
2/28/94                              9322              9893              9446              9826             10000
2/28/95                              9790             10391              9921             10001             10444
2/29/96                             12022             12759             12183             11224             14058
2/28/97                             14143             15010             14324             11824             17741
2/28/98                             17406             18473             17488             13050             23950
2/28/99                             19968             21120             20923             13868             28683

                                   LIPPER
                                  BALANCED
                                    FUNDS
                                   AVERAGE
                                  --------
1/18/94                             10000
2/28/94                              9901
2/28/95                             10039
2/29/96                             12334
2/28/97                             14133
2/28/98                             17146
2/28/99                             18341

HOW PERFORMANCE
COMPARES
The chart compares
the performance of
the Pacific Horizon
Asset Allocation
Fund to the S&P 500,
an unmanaged index
typically used as a
performance
benchmark for equity
investments, and the
Lehman Brothers
Aggregate Bond
Index, an unmanaged
index with investment policies similar to the Fund. As illustrated, the Fund fared well compared to other asset allocation funds. The average of asset allocation funds as tracked by Lipper Analytical Services, Inc., measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Asset Allocation Fund. An initial $10,000 investment in the Fund made on January 18, 1994, would now be worth $19,968 for A Shares.* The same investment made in the Lipper Balanced Funds Average would now be worth $18,341. Correspondingly, a $10,000 investment in B Shares for the same period would now be worth $21,120**, and a $10,000 investment in K Shares for the same period would now be worth $20,923.***

                            ----------------------------------------------------

                                               ASSET ALLOCATION FUND
                                              AVERAGE ANNUAL RETURNS
                            -----------------------------------------------------------
                                         A SHARES           B SHARES       K SHARES***
                                      Without   With*   Without   With**
                                       Sales    Sales    Sales    Sales
                                       Load     Load     Load      Load
                            -----------------------------------------------------------

                              1 Year   14.72%   8.11%    14.33%    9.33%      14.23%

                              .........................................................

                              5 Year   16.46%   15.08%   16.38%   16.27%      16.16%

                              .........................................................

                              Since

                              Incep-

                              tion     15.81%   14.47%   15.73%   15.62%      15.52%

                              (1/18/94)

                            -----------------------------------------------------------


FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon Asset Allocation Fund distributed a total Capital Gain Dividend of $1.489711 for the year ended February 28, 1999. Of this total Capital Gain Dividend amount, the Fund made a 20 percent rate distribution of $1.418027.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions, if any.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Balanced Funds Average, the S&P 500 Index, nor the Lehman Brothers Aggregate Bond Index may be invested in directly. The hypothetical investment in the S&P 500 and Lehman Brothers Aggregate Bond Index do not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

  * A share performance assumes the deduction of the maximum front-end sales charge of 5.75%.

 ** Average annual return figures assume the deduction of the maximum contingent deferred sales charge of 5.00%, however, the line graph does not. B shares were first offered on July 15, 1998. Performance results shown prior to July 15, 1998 are those of Class A shares without the sales charge. B shares have an ongoing 0.75% distribution and administrative services fee which does not apply to A shares and which if reflected, would have lowered performance shown.

*** The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until November 11, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge prior to such date. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

PACIFIC HORIZON
ASSET ALLOCATION FUND
(AS OF FEBRUARY 28, 1999)

A Market-Driven Process

The Fund's adviser seeks to
determine relative values among
stocks, bonds and cash equivalents
and weights the portfolio
accordingly.
The Fund's adviser looks for the
following characteristics within
each asset class: Stock holdings
that display above-average growth
potential and reasonable valuation.
The diversified bond portfolio may
contain mortgage-backed securities
as well as fixed-income obligations
that are undervalued in the opinion
of the Fund's adviser. The Fund's
cash holdings can be viewed as a
defensive position in changing
markets.
                                                    PORTFOLIO COMPOSITION*
                                              [ASSET ALLOCATION FUND PIE CHART]

                   -------------------------------------------------------------
* The composition of the Fund's holdings is subject to change.

--------------------------------------------------------------------------------

                                            A BALANCED INVESTMENT
                                            APPROACH

                                            Allocation Among Asset Classes

                                            The Fund may be appropriate for
                                            investors seeking long-term growth
                                            from capital appreciation as well as
                                            dividend and interest income through
                                            a balanced approach to investing
                                            using bonds, stocks and cash
                                            equivalents. Investors can make one
                                            simple investment and their money
                                            will be spread over a variety of
                                            asset classes. The Fund's adviser
                                            seeks a total return greater than
                                            bonds or cash with less volatility
                                            than an investment in stocks.
                                            Through strategically allocating
                                            assets among various investments,
                                            the Fund's adviser will shift the
                                            asset mix as market conditions
                                            change, thereby seeking to profit
                                            from market opportunities in any
                                            economic environment.
         [FLOW CHART GRAPH]
       SHIFTING THE ASSET MIX

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1999
--------------------------------------------------------------------------------

                                                                           VALUE
                        DESCRIPTION                           SHARES      (NOTE 2)
                        -----------                           -------   ------------
COMMON STOCKS -- 18.0%
CONSUMER CYCLICALS -- 3.0%
McDonald's Corp. ...........................................   68,000   $  5,780,000
Nordstrom, Inc. ............................................  130,000      5,232,500
                                                                        ------------
                                                                          11,012,500
                                                                        ------------
CONSUMER STAPLES -- 1.0%
Proctor & Gamble Co. .......................................   40,000      3,580,000
                                                                        ------------
ELECTRONICS -- 0.6%
Atmel Corp. ................................................   12,000        206,250
Motorola, Inc. .............................................   30,000      2,107,500
                                                                        ------------
                                                                           2,313,750
                                                                        ------------
ENERGY -- 1.1%
BP Amoco PLC ADR............................................   47,933      4,074,305
Seacor Holdings, Inc.**.....................................    2,000         78,750
                                                                        ------------
                                                                           4,153,055
                                                                        ------------
FINANCIAL -- BANKS & TRUSTS -- 2.3%
Fleet Financial Group, Inc. ................................   80,000      3,435,000
PNC Bank Corp. .............................................   45,000      2,342,812
Sovereign Bancorp, Inc. ....................................  200,000      2,450,000
                                                                        ------------
                                                                           8,227,812
                                                                        ------------
HEALTH CARE -- 1.3%
American Home Products Corp. ...............................   80,000      4,760,000
                                                                        ------------
INSURANCE -- 0.7%
American Bankers Insurance Group............................   50,000      2,400,000
                                                                        ------------
PHARMACEUTICALS -- 2.4%
Lilly, (Eli) & Co. .........................................   50,000      4,734,375
Pfizer, Inc. ...............................................   31,000      4,090,062
                                                                        ------------
                                                                           8,824,437
                                                                        ------------

---------------
See Notes to Financial Statements.

                                                                           VALUE
                        DESCRIPTION                           SHARES      (NOTE 2)
                        -----------                           -------   ------------
COMMON STOCKS -- (CONTINUED)
TECHNOLOGY -- 5.6%
Cisco Systems, Inc.**.......................................   55,000   $  5,379,687
EMC Corp.**.................................................   25,000      2,559,375
Intel Corp. ................................................   38,000      4,557,625
Micron Technology, Inc.**...................................   65,000      3,745,625
Xilinx, Inc. ...............................................   57,843      4,034,549
                                                                        ------------
                                                                          20,276,861
                                                                        ------------
Total Common Stocks (Cost $48,019,797)......................              65,548,415
                                                                        ------------
CONVERTIBLE PREFERRED STOCKS -- 35.6%
BASICS -- 1.3%
International Paper Co., $2.62..............................   93,000      4,510,500
                                                                        ------------
CONSUMER CYCLICALS -- 7.8%
Fleetwood Capital Trust, $3.00..............................    1,500         68,062
Fleetwood Capital Trust 144A, $3.00.........................   89,600      4,065,600
Houston Industries, Inc., $3.29.............................   48,000      5,256,000
Owens-Illinois, Inc., $2.37.................................   95,350      3,706,731
Owens Corning Capital 144A*, $3.25..........................   85,000      3,835,625
Readers Digest Association, $1.93...........................  180,000      5,782,500
Sealed Air Corp., Series A, $2.00...........................  110,000      5,665,000
                                                                        ------------
                                                                          28,379,518
                                                                        ------------
CONSUMER STAPLES -- 3.4%
Newell Financial Trust I, $2.62.............................   90,000      4,691,250
Ralston Purina Co., $4.34...................................   86,000      4,214,000
Wendy's Financing, Inc., $2.50..............................   64,200      3,498,900
                                                                        ------------
                                                                          12,404,150
                                                                        ------------
ENERGY -- 2.9%
El Paso Energy Capital Trust I, $2.37.......................   94,000      4,629,500
Occidental Petroleum Corp., $3.00...........................   40,000      1,760,000
Unocal Corp., $3.12.........................................   85,000      4,005,625
                                                                        ------------
                                                                          10,395,125
                                                                        ------------

---------------
See Notes to Financial Statements.

                                                                           VALUE
                        DESCRIPTION                           SHARES      (NOTE 2)
                        -----------                           -------   ------------
CONVERTIBLE PREFERRED STOCKS -- (CONTINUED)
FINANCIAL -- 6.5%
Amerus Life Holdings, Inc., $2.21...........................  185,800   $  4,110,825
CNB Capital Trust I, $1.50..................................  182,300      4,648,650
Frontier Insurance Group, Inc., $3.12.......................   49,000      1,953,875
Frontier Insurance Group, Inc. 144A, $3.12..................   50,000      1,993,750
Philadelphia Consolidated Holding Corp., Income PRIDES,
  $.70......................................................  391,000      3,567,875
Protective Life Corp., $3.25................................   73,300      4,420,906
St. Paul Capital Corp., $3.00...............................   50,000      3,000,000
                                                                        ------------
                                                                          23,695,881
                                                                        ------------
HEALTH CARE -- 1.4%
Monsanto Co., $2.60.........................................  110,000      5,108,125
                                                                        ------------
REAL ESTATE -- 0.8%
Apartment Investment & Management Co. REIT..................  120,000      2,992,500
                                                                        ------------
TECHNOLOGY -- 1.4%
Microsoft Corp., Series A, $2.20............................   50,000      4,903,125
                                                                        ------------
TELECOMMUNICATIONS -- 4.4%
Media One Group, Inc., $3.63................................   78,500      6,098,469
Media One Group, Inc., $2.25................................   30,000      3,270,000
TCI Communications, Inc., $2.12.............................   50,000      6,661,719
                                                                        ------------
                                                                          16,030,188
                                                                        ------------
TRANSPORTATION -- 1.4%
Union Pacific Capital Trust, $3.12..........................   18,000        850,500
Union Pacific Capital Trust 144A*, $3.12....................   90,000      4,252,500
                                                                        ------------
                                                                           5,103,000
                                                                        ------------
UTILITIES -- 4.3%
Avista Corp., $1.24.........................................  224,500      3,956,812
Calenergy Capital Trust II, $3.12...........................   25,000      1,103,125
Calenergy Capital Trust II 144A, $3.12......................   70,000      3,088,750
Citizens Utilities Trust, $2.50.............................   85,000      3,384,063
Texas Utilities Co., Income PRIDES, $4.62...................   80,000      4,175,000
                                                                        ------------
                                                                          15,707,750
                                                                        ------------
Total Convertible Preferred Stocks (Cost $126,696,934)...............    129,229,862
                                                                        ------------

---------------
See Notes to Financial Statements.

                                                 MATURITY    PRINCIPAL       VALUE
                                          RATE     DATE       AMOUNT        (NOTE 2)
                                          ----   --------   -----------   ------------
CONVERTIBLE BONDS -- 45.4%
BASICS -- 1.4%
Agnico Eagle Mines, Ltd. ...............  3.50%  01/27/04   $ 7,350,000   $  4,998,000
                                                                          ------------
CAPITAL GOODS -- 4.8%
Mark IV Industries, Inc.................  4.75%  11/01/04     2,135,000      1,756,038
Thermo Electron Corp. 144A*.............  4.25%  01/01/03     2,720,000      2,444,600
U.S. Filter Corp. ......................  4.50%  12/15/01     4,500,000      4,365,000
Waste Management, Inc. .................  4.00%  02/01/02     3,500,000      4,375,000
WMX Technologies, Inc. .................  2.00%  01/24/05     4,500,000      4,539,375
                                                                          ------------
                                                                            17,480,013
                                                                          ------------
COMPUTERS -- 1.2%
Hewlett-Packard Co. LYON................  3.20%+ 10/14/17     8,400,000      4,452,000
                                                                          ------------
CONSUMER CYCLICALS -- 12.4%
Clear Channel Communications, Inc. .....  2.63%  04/01/03     4,440,000      5,078,250
Hilton Hotels Corp. ....................  5.00%  05/15/06     5,080,000      4,965,700
Home Depot, Inc. .......................  3.25%  10/01/01     1,890,000      4,838,400
Magna International, Inc. 144A*.........  4.88%  02/15/05     4,100,000      4,094,875
Omnicom Group, Inc. 144A*...............  2.25%  01/06/13     3,600,000      5,386,500
Pep Boys, Inc. LYON.....................  4.26%+ 09/20/11     8,800,000      4,554,000
Protection One Alarm Monitoring.........  6.75%  09/15/03     4,215,000      4,220,269
Rite Aid Corp. 144A*....................  5.25%  09/15/02     4,350,000      5,546,250
Times Mirror Co. LYON...................  4.31%+ 04/15/17    10,525,000      4,854,656
Tower Automotive, Inc. 144A.............  5.00%  08/01/04     1,600,000      1,536,000
                                                                          ------------
                                                                            45,074,900
                                                                          ------------
ENERGY -- 2.9%
Loews Corp. ............................  3.13%  09/15/07     3,000,000      2,362,500
Pennzenergy Co. ........................  4.95%  04/15/08     4,500,000      4,320,000
Seacor Holdings, Inc. ..................  5.38%  11/15/06     2,400,000      2,172,000
Seacor Holdings, Inc. 144A..............  5.38%  11/15/06     1,700,000      1,538,500
                                                                          ------------
                                                                            10,393,000
                                                                          ------------
FINANCIAL SERVICES -- 2.9%
Bank Atlantic Bancorp, Inc. ............  5.63%  12/01/07     4,300,000      3,418,500
Berkshire Hathaway, Inc. ...............  1.00%  12/02/01     1,125,000      2,005,313
Penn Treaty American Corp. .............  6.25%  12/01/03     4,180,000      4,341,975
Penn Treaty American Corp. .............  6.25%  12/01/03       890,000        924,488
                                                                          ------------
                                                                            10,690,276
                                                                          ------------

---------------
See Notes to Financial Statements.

                                                 MATURITY    PRINCIPAL       VALUE
              DESCRIPTION                 RATE     DATE       AMOUNT        (NOTE 2)
              -----------                 ----   --------   -----------   ------------
CONVERTIBLE BONDS -- (CONTINUED)
HEALTH CARE -- 7.4%
Alza Corp. .............................  5.00%  05/01/06   $ 2,790,000   $  4,010,625
Athena Neurosciences, Inc. .............  4.75%  11/15/04     3,950,000      4,937,500
Elan Finance Corp. 144A LYON............  3.28%+ 12/14/18     8,500,000      5,131,875
Healthsouth Corp. 144A*.................  3.25%  04/01/03     2,600,000      2,171,000
Roche Holdings, Inc. Notes 144A LYON....  5.40%+ 04/20/10     5,000,000      3,300,000
Roche Holdings, Inc. Notes 144A LYON....  5.80%+ 05/06/12     9,000,000      4,871,250
Total Renal Care Holdings, CV B 144A*...  7.00%  05/15/09     3,400,000      2,350,250
                                                                          ------------
                                                                            26,772,500
                                                                          ------------
HEALTH CARE SERVICES -- 1.1%
Omnicare, Inc. 144A*....................  5.00%  12/01/07     4,300,000      3,891,500
                                                                          ------------
INDUSTRIAL & COMMERCIAL SERVICES -- 1.4%
Xerox Corp. ............................  0.57%  04/21/18     8,100,000      4,951,125
                                                                          ------------
TECHNOLOGY -- 4.6%
Affiliated Computer Services............  4.00%  03/15/05       150,000        187,688
Atmel Corp. 144A, 3.25% due 6/1/02;
  8.25%, beginning 6/1/00++.............  3.25%  06/01/02     5,660,000      4,902,975
Micron Technology, Inc. ................  7.00%  07/01/04     1,800,000      1,966,500
Motorola, Inc. LYON.....................  1.87%+ 09/27/13     3,350,000      2,667,438
Photronics, Inc. .......................  6.00%  06/01/04     2,875,000      2,968,437
Solectron Corp. 144A* LYON..............  4.00%+ 01/27/19     8,600,000      4,085,000
                                                                          ------------
                                                                            16,778,038
                                                                          ------------
UTILITIES -- 4.3%
Bell Atlantic Financial Services
  144A*.................................  5.75%  04/01/03     4,500,000      4,803,750
Bell Atlantic Financial Services
  144A*.................................  4.25%  09/15/05     5,000,000      5,581,250
U.S. Cellular, Corp. LYON...............  5.75%+ 06/15/15    12,000,000      5,400,000
                                                                          ------------
                                                                            15,785,000
                                                                          ------------

---------------
See Notes to Financial Statements.

                                                 MATURITY    PRINCIPAL       VALUE
              DESCRIPTION                 RATE     DATE       AMOUNT        (NOTE 2)
              -----------                 ----   --------   -----------   ------------
CONVERTIBLE BONDS -- (CONTINUED)
UTILITIES -- ELECTRIC -- 1.0%
Aes Corp. ..............................  4.50%  08/15/05   $ 3,850,000   $  3,696,000
                                                                          ------------
Total Convertible Bonds (Cost
  $158,296,099).........................                                   164,962,352
                                                                          ------------
TOTAL INVESTMENTS -- 99.0% (COST
  $333,012,830)(a)......................                                   359,740,629
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.0%...................                                     3,693,210
                                                                          ------------
NET ASSETS -- 100.0%....................                                  $363,433,839
                                                                          ============

---------------

Percentages indicated are based on net assets of $363,433,839.

(a) Represents cost for Federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..............................  $44,711,389
Unrealized depreciation..............................  (17,983,590)
                                                       -----------
Net unrealized appreciation..........................  $26,727,799
                                                       ===========

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 21.7% of net assets.
*  Private placement security.
** Non-income producing security.
+  Rate shown is the effective yield at purchase date.
++ Step-Up Bond. Rate shown is the rate in effect at year end.
ADR -- American Depositary Receipt.
LYON -- Liquid Yield Option Note: Callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them on a specific date, at a specific price. Put prices reflect fixed interest rates and therefore increase over time.
PLC -- Public Limited Company.
PRIDES -- Preferred Redeemable Increased Dividend Security.
REIT -- Real Estate Investment Trust.

See Notes to Financial Statements.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1999
--------------------------------------------------------------------------------

ASSETS:
 Investments in securities, at value (cost $333,012,830)....  $359,740,629
 Cash.......................................................     1,877,920
 Interest and dividends receivable..........................     1,653,093
 Receivable for capital shares sold.........................       427,007
 Receivable for investment securities sold..................       911,910
 Prepaid expenses...........................................        49,168
                                                              ------------
Total Assets................................................   364,659,727
                                                              ------------
LIABILITIES:
 Payable for capital shares redeemed........................       849,883
 Investment advisory fees payable...........................       132,700
 Administration fees payable................................        59,173
 Shareholder service fees payable...........................        71,112
 Distribution fees payable..................................         3,351
 Custodian and fund accounting fees payable.................        12,030
 Legal fees payable.........................................         4,724
 Transfer agent fees payable................................        60,287
 Other accrued expenses.....................................        32,628
                                                              ------------
Total Liabilities...........................................     1,225,888
                                                              ------------
NET ASSETS..................................................  $363,433,839
                                                              ============
Net Assets:
 A Shares...................................................  $356,067,613
 B Shares...................................................     3,363,402
 K Shares...................................................     4,002,824
                                                              ------------
Total.......................................................  $363,433,839
                                                              ============
Shares Outstanding ($0.001 par value, 300 million shares
 authorized):
 A Shares...................................................    20,534,598
 B Shares...................................................       194,408
 K Shares...................................................       230,404
                                                              ------------
Total.......................................................    20,959,410
                                                              ============
NET ASSET VALUE:
 A Shares -- Net asset value and redemption price per
   share....................................................  $      17.34
                                                              ============
 Maximum Sales Charge (A Shares)............................         5.75%
 Maximum Offering Price per share (A Shares) (Net Asset
   Value of A Shares/ (100% -- Maximum Sales Charge)).......  $      18.40
                                                              ============
 B Shares -- Net asset value and offering price per share...  $      17.30
                                                              ============
 K Shares -- Net asset value, offering and redemption price
   per share................................................  $      17.37
                                                              ============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $     20,959
 Additional paid-in capital.................................   322,919,649
 Accumulated undistributed net investment income............     1,459,977
 Accumulated net realized gain on investment transactions...    12,305,455
 Net unrealized appreciation on investments.................    26,727,799
                                                              ------------
NET ASSETS, FEBRUARY 28, 1999...............................  $363,433,839
                                                              ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income...........................................  $ 7,881,972
  Interest income...........................................    8,037,821
                                                              -----------
Total Income................................................   15,919,793
                                                              -----------
EXPENSES:
  Investment advisory fees..................................    1,740,699
  Administration fees.......................................      773,648
  Shareholder service fees (A Shares).......................      955,581
  Shareholder service fees (B Shares) (a)...................        3,329
  Shareholder service fees (K Shares).......................        8,142
  Distribution fees (B Shares) (a)..........................        9,842
  Distribution fees (K Shares)..............................       24,570
  Custodian and fund accounting fees........................       81,753
  Registration fees.........................................       19,561
  Reports to shareholders...................................       95,389
  Transfer agent fees.......................................      726,888
  Audit fees................................................       14,129
  Directors fees............................................       10,677
  Legal fees................................................       14,151
  Other expenses............................................       34,917
                                                              -----------
    Total Expenses..........................................    4,513,276
  Less: Fee waivers & expense reimbursements................       (8,190)
        Expenses paid by third parties......................      (44,485)
                                                              -----------
Total Net Expenses..........................................    4,460,601
                                                              -----------
NET INVESTMENT INCOME.......................................   11,459,192
                                                              -----------
NET REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gain on investment transactions..............   12,406,163
  Net change in unrealized appreciation on investments......   (8,323,165)
                                                              -----------
  Net realized/unrealized gains on investments..............    4,082,998
                                                              -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $15,542,190
                                                              ===========

---------------

(a) Period from July 15, 1998 (date of initial offering) to February 28, 1999.

See Notes to Financial Statements.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 YEAR ENDED
                                                        ----------------------------
                                                        FEBRUARY 28,    FEBRUARY 28,
                                                            1999            1998
                                                        -------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...............................  $  11,459,192   $ 12,184,863
  Net realized gains on investment transactions.......     12,406,163     40,172,797
  Net change in unrealized appreciation/(depreciation)
    on investments....................................     (8,323,165)    15,462,278
                                                        -------------   ------------
Change in net assets resulting from operations........     15,542,190     67,819,938
                                                        -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares..........................................    (11,927,899)   (11,941,341)
    B Shares(a).......................................        (76,860)            --
    K Shares..........................................        (32,376)       (44,897)
  Net realized gains from investment transactions:
    A Shares..........................................     (4,002,223)   (58,050,678)
    B Shares(a).......................................        (34,031)            --
    K Shares..........................................        (18,272)      (294,934)
                                                        -------------   ------------
Change in net assets from shareholder distributions...    (16,091,661)   (70,331,850)
                                                        -------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.........................     74,472,445     95,805,004
  Dividends reinvested................................     14,660,424     65,580,717
  Cost of shares redeemed.............................   (118,820,579)   (75,563,249)
                                                        -------------   ------------
Change in net assets from capital share
  transactions........................................    (29,687,710)    85,822,472
                                                        -------------   ------------
Change in net assets..................................    (30,237,181)    83,310,560
NET ASSETS:
  Beginning of Year...................................    393,671,020    310,360,460
                                                        -------------   ------------
  End of Year (including undistributed net investment
    income of $1,459,977, and $2,096,055,
    respectively).....................................  $ 363,433,839   $393,671,020
                                                        =============   ============

---------------

(a) Period from July 15, 1998 (date of initial offering) to February 28, 1999.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1999
--------------------------------------------------------------------------------

                                                                          VALUE
                        DESCRIPTION                           SHARES    (NOTE 2)
                        -----------                           ------   -----------
COMMON STOCKS -- 58.1%
AEROSPACE -- 0.9%
  United Technologies Corp. ................................  20,100   $ 2,489,887
                                                                       -----------
AIRLINES -- 0.3%
  Delta Air Lines, Inc. ....................................  11,000       668,937
  UAL Corp.**...............................................  3,900        233,025
                                                                       -----------
                                                                           901,962
                                                                       -----------
APPAREL/TEXTILE -- 0.2%
  Tommy Hilfiger Corp.**....................................  8,000        552,500
                                                                       -----------
AUTOMOBILES -- 0.9%
  Ford Motor Co. ...........................................  26,300     1,559,919
  General Motors Corp. .....................................  14,600     1,205,412
                                                                       -----------
                                                                         2,765,331
                                                                       -----------
BEVERAGES -- 1.7%
  Anheuser-Busch Cos., Inc. ................................  27,800     2,131,912
  Coca-Cola Co. ............................................  29,000     1,854,187
  Coca-Cola Enterprises, Inc. ..............................  12,000       372,000
  PepsiCo, Inc. ............................................  11,000       413,875
                                                                       -----------
                                                                         4,771,974
                                                                       -----------
BUILDING & RELATED/APPLIANCE -- 0.9%
  Centex Corp. .............................................  16,800       618,450
  Fluor Corp. ..............................................  10,900       383,544
  Lowe's Cos., Inc. ........................................  28,600     1,696,337
                                                                       -----------
                                                                         2,698,331
                                                                       -----------
CHEMICALS -- 0.8%
  Dow Chemical Co. .........................................  13,800     1,357,575
  Du Pont (E. I.) De Nemours & Co. .........................  11,000       564,437
  Rohm & Haas Co. ..........................................    800         25,000
  Solutia, Inc. ............................................  18,000       320,625
                                                                       -----------
                                                                         2,267,637
                                                                       -----------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                        DESCRIPTION                           SHARES    (NOTE 2)
                        -----------                           ------   -----------
COMMON STOCKS -- (CONTINUED)
COMMUNICATIONS -- 2.2%
  Cisco Systems, Inc.**.....................................  23,900   $ 2,337,719
  Lucent Technologies, Inc. ................................  27,100     2,752,344
  Sprint Corp. (PCS Group)**................................  4,050        129,094
  Tellabs, Inc.**...........................................  14,100     1,128,881
                                                                       -----------
                                                                         6,348,038
                                                                       -----------
COMPUTER HARDWARE -- 3.2%
  Dell Computer Corp.**.....................................  39,100     3,132,887
  EMC Corp.**...............................................  35,000     3,583,125
  International Business Machines...........................  5,900      1,003,000
  Sun Microsystems, Inc.**..................................  16,300     1,586,194
                                                                       -----------
                                                                         9,305,206
                                                                       -----------
COMPUTER SERVICES & SOFTWARE -- 3.8%
  America Online, Inc. .....................................  10,400       924,950
  Compuware Corp.**.........................................  10,100       564,969
  Microsoft Corp.**.........................................  50,900     7,641,362
  Oracle Corp.**............................................  31,400     1,754,475
                                                                       -----------
                                                                        10,885,756
                                                                       -----------
COMPUTER SOFTWARE/HARDWARE -- 0.2%
  Seagate Technology, Inc.**................................  18,000       520,875
                                                                       -----------
CONSUMER PRODUCTS & SERVICES -- 0.1%
  Bausch & Lomb, Inc. ......................................  2,900        174,906
                                                                       -----------
COSMETICS & TOILETRIES -- 1.6%
  Avon Products, Inc. ......................................  22,400       932,400
  Clorox Co. ...............................................  8,600      1,017,487
  Procter & Gamble Co. .....................................  30,700     2,747,650
                                                                       -----------
                                                                         4,697,537
                                                                       -----------
ELECTRIC -- 0.6%
  Edison International......................................  30,500       777,750
  FPL Group, Inc. ..........................................  18,500       951,594
                                                                       -----------
                                                                         1,729,344
                                                                       -----------
ELECTRICAL EQUIPMENT -- 1.9%
  General Electric Co. .....................................  54,400     5,457,000
                                                                       -----------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                        DESCRIPTION                           SHARES    (NOTE 2)
                        -----------                           ------   -----------
COMMON STOCKS -- (CONTINUED)
ENERGY RELATED -- 0.8%
  PECO Energy Co. ..........................................  30,400   $ 1,077,300
  Reliant Energy, Inc. .....................................  26,000       697,125
  Transocean Offshore, Inc. ................................  21,300       439,312
                                                                       -----------
                                                                         2,213,737
                                                                       -----------
ENTERTAINMENT -- 2.2%
  Carnival Corp. ...........................................  29,500     1,312,750
  Time Warner, Inc. ........................................  48,600     3,134,700
  Viacom, Inc., Cl-B**......................................  22,500     1,988,437
                                                                       -----------
                                                                         6,435,887
                                                                       -----------
FINANCIAL -- BANKS & TRUSTS -- 5.3%
  Banc One Corp. ...........................................  27,540     1,480,275
  Bank of New York Co., Inc. ...............................  39,600     1,383,525
  Chase Manhattan Corp. ....................................  43,000     3,423,875
  Fleet Financial Group, Inc. ..............................  62,700     2,692,181
  Freddie Mac...............................................  23,400     1,377,675
  Mellon Bank Corp. ........................................  24,900     1,683,862
  National City Corp. ......................................  16,800     1,173,900
  PNC Bank Corp. ...........................................  12,800       666,400
  Wells Fargo Co. ..........................................  36,000     1,323,000
                                                                       -----------
                                                                        15,204,693
                                                                       -----------
FINANCIAL SERVICES -- 2.7%
  American Express Co. .....................................  10,400     1,128,400
  Citigroup Inc. ...........................................  19,200     1,128,000
  Hartford Financial Services, Inc. ........................  25,300     1,367,781
  Morgan Stanley Dean Witter & Co. .........................  19,600     1,773,800
  Providian Financial Corp. ................................  22,800     2,328,450
                                                                       -----------
                                                                         7,726,431
                                                                       -----------
FOOD & RELATED -- 1.0%
  Conagra, Inc. ............................................  23,600       710,950
  Heinz (H.J.) Co. .........................................  11,800       642,362
  Quaker Oats Co. ..........................................  20,700     1,130,737
  Sara Lee Corp. ...........................................  10,100       274,594
                                                                       -----------
                                                                         2,758,643
                                                                       -----------
HOSPITAL MANAGEMENT -- 0.3%
  United Healthcare Corp. ..................................  15,300       754,481
                                                                       -----------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                        DESCRIPTION                           SHARES    (NOTE 2)
                        -----------                           ------   -----------
COMMON STOCKS -- (CONTINUED)
HOSPITAL SUPPLY -- 1.8%
  Allergan, Inc. ...........................................  13,300   $ 1,083,950
  Biomet, Inc. .............................................  24,800       909,850
  Guidant Corp. ............................................  22,400     1,276,800
  Johnson & Johnson Co. ....................................  9,700        828,137
  Medtronic, Inc. ..........................................  15,600     1,101,750
                                                                       -----------
                                                                         5,200,487
                                                                       -----------
INSURANCE -- 1.4%
  Allstate Corp. ...........................................  38,600     1,447,500
  Conseco, Inc. ............................................  37,700     1,128,644
  Equitable Cos., Inc. .....................................  22,400     1,513,400
                                                                       -----------
                                                                         4,089,544
                                                                       -----------
MACHINERY -- 0.3%
  Ingersoll-Rand Co. .......................................  17,200       817,000
                                                                       -----------
METALS & MINING -- 0.4%
  Alcoa, Inc. ..............................................  8,000        324,000
  USX-U.S. Steel Group, Inc. ...............................  31,300       792,281
                                                                       -----------
                                                                         1,116,281
                                                                       -----------
MULTI-INDUSTRY -- 1.6%
  AlliedSignal, Inc. .......................................  15,700       649,588
  Rockwell International Corp. .............................  24,800     1,102,050
  Tyco International Ltd. ..................................  38,700     2,880,731
                                                                       -----------
                                                                         4,632,369
                                                                       -----------
OIL (DOMESTIC) -- 0.4%
  Sunoco, Inc. .............................................  16,900       514,394
  USX-Marathon Group........................................  27,200       562,700
                                                                       -----------
                                                                         1,077,094
                                                                       -----------
OIL (INTERNATIONAL) -- 2.4%
  Chevron Corp. ............................................  18,500     1,422,188
  Exxon Corp. ..............................................  50,900     3,388,031
  Mobil Corp. ..............................................  23,900     1,988,181
                                                                       -----------
                                                                         6,798,400
                                                                       -----------
PAPER & FOREST PRODUCTS -- 0.6%
  Fort James Corp. .........................................  11,500       343,563
  Kimberly-Clark Corp. .....................................  15,700       741,825

---------------
See Notes to Financial Statements.

                                                                          VALUE
                        DESCRIPTION                           SHARES    (NOTE 2)
                        -----------                           ------   -----------
COMMON STOCKS -- (CONTINUED)
  Owens-Illinois, Inc.**....................................  23,400   $   560,138
                                                                       -----------
                                                                         1,645,526
                                                                       -----------
PHARMACEUTICALS -- 5.2%
  Biogen, Inc.**............................................  12,800     1,230,400
  Bristol-Meyers Squibb Co. ................................  21,100     2,657,281
  Cardinal Health, Inc. ....................................  11,300       815,719
  Lilly, (Eli) & Co. .......................................  24,400     2,310,375
  Merck & Co., Inc. ........................................  17,000     1,389,750
  Pfizer, Inc. .............................................  12,700     1,675,606
  Schering-Plough Corp. ....................................  43,000     2,405,313
  Warner-Lambert Co. .......................................  36,200     2,500,063
                                                                       -----------
                                                                        14,984,507
                                                                       -----------
PRINTING & PUBLISHING -- 0.5%
  McGraw-Hill Cos., Inc. ...................................  8,700        952,106
  New York Times Co., Cl-A..................................  11,000       341,000
                                                                       -----------
                                                                         1,293,106
                                                                       -----------
RESTAURANTS/LODGING -- 0.2%
  McDonald's Corp. .........................................  8,200        697,000
                                                                       -----------
RETAIL -- 2.7%
  Gap, Inc. ................................................  29,900     1,934,156
  Home Depot, Inc. .........................................  24,000     1,432,500
  TJX Cos., Inc. ...........................................  20,600       588,388
  Wal-Mart Stores, Inc. ....................................  45,100     3,895,513
                                                                       -----------
                                                                         7,850,557
                                                                       -----------
RETAIL FOOD/DRUG -- 0.7%
  Albertson's, Inc. ........................................  11,700       666,900
  Safeway, Inc.**...........................................  23,200     1,339,800
                                                                       -----------
                                                                         2,006,700
                                                                       -----------
SEMI-CONDUCTORS/INSTRUMENTATION -- 2.0%
  Intel Corp. ..............................................  42,100     5,049,369
  Solectron Corp.**.........................................  18,400       822,250
                                                                       -----------
                                                                         5,871,619
                                                                       -----------
TOBACCO -- 0.7%
  Philip Morris Cos., Inc. .................................  49,700     1,944,513
                                                                       -----------
TRANSPORTATION -- 0.2%
  Burlington Northern Santa Fe Corp. .......................  17,100       566,438
                                                                       -----------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                        DESCRIPTION                           SHARES    (NOTE 2)
                        -----------                           ------   -----------
COMMON STOCKS -- (CONTINUED)
UTILITIES -- GAS & PIPELINE -- 0.3%
  Coastal Corp. ............................................  31,400   $ 1,004,800
                                                                       -----------
UTILITIES -- TELEPHONE -- 5.1%
  Ameritech Corp. ..........................................  5,400        353,025
  AT&T Corp. ...............................................  32,600     2,677,275
  BellSouth Corp. ..........................................  70,600     3,265,250
  GTE Corp. ................................................  26,300     1,706,213
  MCI Worldcom, Inc.**......................................  56,424     4,654,980
  Sprint Corp. .............................................  8,100        695,081
  U.S. West, Inc. ..........................................  23,900     1,274,169
                                                                       -----------
                                                                        14,625,993
                                                                       -----------
Total Common Stocks (Cost $118,560,759).....................           166,882,090
                                                                       -----------
CONVERTIBLE PREFERRED STOCK -- 0.1%
  Sealed Air Corp.** (Cost $245,177)........................  4,845        249,518
                                                                       -----------

                            MOODY'S/S&P
                              RATINGS              MATURITY    PRINCIPAL
                            (UNAUDITED)    RATE      DATE       AMOUNT
                            -----------   ------   --------   -----------
ASSET-BACKED SECURITIES -- 0.8%
  Chevy Chase Auto
    Receivables Trust,
    Series 1998-2, Class
    A.....................   Aaa/AAA       5.91%   12/15/04   $ 1,030,773     1,035,516
  Circuit City Credit Card
    Master Trust, Series
    1995-1, Class A.......   Aaa/AAA      6.375%   08/15/05     1,300,000     1,311,140
                                                                            -----------
  Total Asset Backed Securities (Cost $2,340,891)........................     2,346,656
                                                                            -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.8%
  AESOP Funding II, Series
    1997-1, Class A1,
    144A..................   Aaa/AAA       6.22%   10/20/01     1,000,000     1,005,990
  Asset Securitization
    Corp., Series 1997-D5,
    Class A1C.............   Aaa/AAA       6.75%   02/14/41     1,750,000     1,784,300

---------------
See Notes to Financial Statements.

                            MOODY'S/S&P
                              RATINGS              MATURITY    PRINCIPAL       VALUE
                            (UNAUDITED)    RATE      DATE       AMOUNT       (NOTE 2)
                            -----------   ------   --------   -----------   -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
  Commercial Mortgage
    Acceptance Corp.,
    Series 1998-C1, Class
    A2....................   Aaa/AAA       6.49%   05/15/08   $ 1,715,000     1,726,653
  Credit Suisse First
    Boston Mortgage
    Securities Corp.,
    Series 1998-C1, Class
    A1B...................   Aaa/AAA       6.48%   05/17/08     1,800,000     1,789,191
  Criimi Mae CMBS Corp.,
    Series 1998-1, Class
    A1, 144A*.............   Aaa/AAA      5.697%   10/20/01     1,910,041     1,880,794
  Donaldson, Lufkin,
    Jenrette, Commercial
    Mortgage Corp., Series
    1998-CG1, Class A1B...    NR/AAA       6.41%   05/10/08     1,900,000     1,902,290
  Fingerhut Master Trust,
    Series 1998-1, Class
    A.....................   Aaa/AAA       6.07%   02/15/05     1,300,000     1,311,863
  First Union-Lehman
    Brothers-Bank of
    America Trust, Series
    1998-C2, Class A2.....   Aaa/AAA       6.56%   11/18/08     2,000,000     2,022,130
  General Growth
    Properties, Series 1,
    Class A2, 144A*.......    Aaa/NR      6.602%   11/15/07     1,600,000     1,617,176
  GMAC Commercial Mortgage
    Securities, Inc.,
    Series 1997-C2, Class
    A3....................   Aaa/AAA      6.566%   11/15/07     2,075,000     2,100,761
  Lehman Brothers
    Commercial Conduit
    Mortgage Trust, Series
    1998-C1, Class A3.....   Aaa/AAA       6.48%   01/18/08     2,350,000     2,360,986
  Mortgage Capital
    Funding, Inc., Series
    1998-MC1, Class A2....    NR/AAA      6.663%   01/18/08       750,000       754,309

---------------
See Notes to Financial Statements.

                           MOODY'S/S&P
                             RATINGS              MATURITY    PRINCIPAL       VALUE
                           (UNAUDITED)    RATE      DATE       AMOUNT        (NOTE 2)
                           -----------   ------   --------   -----------   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
  Mortgage Capital
    Funding, Inc., Series
    1998-MC2, Class A2...    Aaa/NR      6.423%   05/18/08   $ 1,850,000   $  1,853,154
  Nomura Asset Securities
    Corp., Series
    1998-D6, Class A1B...   Aaa/AAA       6.59%   03/17/28     2,050,000      2,054,418
  Pemex Corp., Series
    144A.................   Aaa/AAA       5.72%   11/15/02     1,800,000      1,757,250
  UAF Auto Grantor Trust,
    Series 1998-A, Class
    A, 144A..............   Aaa/AAA       6.10%   05/17/04       850,260        852,386
  Vendee Mortgage Trust,
    Series 1998-1, Class
    2, Interest Only
    Obligation...........    NR/NR       0.455%   02/15/28    50,519,565        777,547
  Vendee Mortgage Trust,
    Series 1998-3, Class
    1, Interest Only
    Obligation...........    NR/NR       0.317%   09/01/28    51,871,974        628,118
                                                                           ------------
Total Collateralized Mortgage Obligations (Cost $28,718,100)............     28,179,316
                                                                           ------------
CORPORATE OBLIGATIONS -- 15.2%
  AON Corp. Notes........    A3/AA-       7.40%   10/01/02     1,000,000      1,043,750
  Associates Corp. of
    North America
    Debentures...........   Aa3/AA-       6.95%   11/01/18     1,000,000      1,031,250
  Banco Latinoamericano
    Bank Guaranteed Notes
    144A.................   Baa1/BBB      6.59%   10/16/01     1,400,000      1,328,250
  Bear Stearns Co. Senior
    Notes................     A2/A        6.15%   03/02/04     1,100,000      1,089,777
  BHP Finance USA Ltd.
    Debentures...........    A3/A-        6.42%   03/01/26     1,600,000      1,588,000
  Cable & Wireless
    Communications
    Notes................   Baa1/A-      6.375%   03/06/03     1,200,000      1,209,000
  Capital One Bank
    Notes................  Baa3/BBB-      7.00%   04/30/01     1,400,000      1,412,250
  Case Credit Corp.
    Notes................   Baa1/A-      6.125%   02/15/03     1,400,000      1,398,250

---------------
See Notes to Financial Statements.

                            MOODY'S/S&P
                              RATINGS              MATURITY    PRINCIPAL       VALUE
                            (UNAUDITED)    RATE      DATE       AMOUNT       (NOTE 2)
                            -----------   ------   --------   -----------   -----------
CORPORATE OBLIGATIONS -- (CONTINUED)
  Coastal Corp. Notes.....  Baa3/BBB-     8.125%   09/15/02   $ 1,605,000     1,711,331
  Consumer Energy Co.
    Bonds, Series B.......  Baa3/BBB+      6.20%   05/01/03     1,300,000     1,290,250
  Cox Radio, Inc. Company
    Guaranteed Notes......   Baa2/A-       6.25%   05/15/03     1,200,000     1,203,000
  Crown Cork & Seal PLC
    Company Guaranteed
    Notes.................   Baa2/BBB      6.75%   12/15/03     1,050,000     1,050,000
  Finova Capital Corp.
    Notes.................   Baa1/A-      6.625%   09/15/01     2,200,000     2,227,500
  GMAC Notes..............     A2/A        5.75%   11/10/03     1,000,000       991,250
  GTE Corp. Debentures....    Baa1/A       9.10%   06/01/03     1,200,000     1,333,500
  Hanson Overseas B.V.
    Senior Notes..........     A3/A       7.375%   01/15/03     1,350,000     1,400,625
  James River Corp.
    Debentures............  Baa2/BBB-     8.375%   11/15/01     1,250,000     1,325,000
  KN Energy, Inc. Senior
    Notes.................  Baa2/BBB-      6.45%   03/01/03     1,000,000     1,002,500
  Lehman Brothers Holdings
    Co. Senior Notes......    Baa1/A       7.20%   08/15/09     1,200,000     1,209,000
  MCN Investment Corp.
    Notes.................   Baa3/BBB      6.89%   01/16/02     1,500,000     1,524,375
  Nabisco, Inc. Notes.....   Baa2/BBB     6.125%   02/01/03     1,500,000     1,455,000
  Newcourt Credit Group
    Notes 144A............   Baa3/BBB     6.875%   02/16/05     1,200,000     1,177,500
  News America Inc. Senior
    Notes.................  Baa3/BBB-     6.625%   01/09/08     1,250,000     1,259,375
  Paine Webber Group, Inc.
    Senior Notes..........  Baa1/BBB+     7.015%   02/10/04     1,250,000     1,270,313
  Praxair, Inc. Notes.....   A3/BBB+       6.75%   03/01/03     1,500,000     1,501,875
  PSEG Capital Corp. Notes
    144A..................   Baa2/BBB      6.74%   10/23/01     1,100,000     1,116,500
  Salomon Smith Barney
    Holdings, Inc.
    Notes.................    Aa3/A        6.25%   05/15/03     1,300,000     1,293,500
  Sears Roebuck Acceptance
    Corp. Notes...........    A2/A-        6.00%   03/20/03     1,200,000     1,192,500

---------------
See Notes to Financial Statements.

                            MOODY'S/S&P
                              RATINGS              MATURITY    PRINCIPAL       VALUE
                            (UNAUDITED)    RATE      DATE       AMOUNT       (NOTE 2)
                            -----------   ------   --------   -----------   -----------
CORPORATE OBLIGATIONS -- (CONTINUED)
  Service Corp.
    International Senior
    Notes.................  Baa1/BBB+      6.30%   03/15/03   $ 1,100,000     1,080,750
  Thermo Electron Corp.
    Notes.................    Baa2/A      7.625%   10/30/08     1,200,000     1,149,000
  Time Warner Inc., Pass-
    Through Certificates
    144A*.................   Baa3/BBB      6.10%   12/30/01     1,250,000     1,256,250
  USG Corp. Senior Notes..   Baa3/BBB      9.25%   09/15/01     1,100,000     1,170,125
  Williams Cos., Inc.
    Notes.................  Baa2/BBB-     6.125%   02/01/01     1,000,000     1,000,000
  Worldcom, Inc. Senior
    Notes.................  Baa2/BBB+      6.40%   08/15/05     1,400,000     1,417,500
                                                                            -----------
Total Corporate Obligations (Cost $43,640,144)...........................    43,709,046
                                                                            -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.3%
  FHLMC Pool #533301......                10.50%   04/01/19         9,180        10,072
  FHLMC Pool #E60891......                 6.50%   07/01/10     2,163,715     2,181,296
  FHLMC Pool #G10304......                 6.50%   04/01/09       565,319       569,913
  FNCI Pool #400028.......                 6.50%   02/01/13     2,527,532     2,545,699
  FNCL Pool #313349.......                10.00%   09/01/18       705,817       764,268
  FNCL Pool #313644.......                 7.00%   08/01/27     3,766,993     3,815,258
  FNCL Pool #325602.......                 6.50%   10/01/10       276,900       278,890
  FNCX Pool #323191.......                 6.50%   06/01/05     1,012,811     1,026,104
  FNMA Pool #1997-M5 Class
    C.....................                 6.74%   08/25/07     2,000,000     2,054,370
  FNMA Pool #345858.......                6.241%   08/01/36       996,067     1,015,988
  FNMA Pool #405210.......                 7.00%   05/01/28     3,459,249     3,503,570
  FNMA Pool #405307.......                 6.50%   12/01/27     5,986,299     5,948,885
  FNMA Pool #437420.......                 7.00%   08/01/28     3,032,000     3,070,847
  GNMA Pool #146301.......                10.00%   02/15/16        43,670        47,586
  GNMA Pool #436800.......                 8.00%   07/15/27     2,708,661     2,825,472
  GNMA Pool #448913.......                 8.00%   06/15/28     2,416,539     2,520,752
  GNMA Pool #448958.......                 8.00%   09/15/27       521,105       543,578
  GNMA Pool #449104.......                 8.00%   06/15/28       934,958       975,278
  GNMA Pool #467788.......                 8.00%   04/15/28       137,541       143,473
  GNSF Pool #231236.......                 9.00%   01/15/20       151,393       161,706
  GNSF Pool #258039.......                 9.00%   01/15/20       140,809       150,402
  GNSF Pool #276635.......                 9.00%   10/15/19       186,580       199,290
  GNSF Pool #278853.......                 9.00%   11/15/19       182,898       195,358

---------------
See Notes to Financial Statements.

                                       40

                                                    MATURITY
                                                      DATE        PRINCIPAL       VALUE
                                           RATE    (UNAUDITED)     AMOUNT       (NOTE 2)
                                          ------   -----------   -----------   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
  GNSF Pool #780330.......                 9.00%    12/15/19     $   693,689       741,380
                                                                               -----------
Total U.S. Government Agency Obligations (Cost $35,203,892).................    35,289,435
                                                                               -----------
U.S. GOVERNMENT OBLIGATIONS -- 2.7%
  U.S. Treasury Strips....                 5.34%+   08/15/12       6,150,000     2,818,876
  U.S. Treasury Strips....                 5.66%+   08/15/14       1,200,000       483,981
  U.S. Treasury Strips....                 5.72%+   05/15/18       2,700,000       862,582
  U.S. Treasury Strips....                 5.41%+   02/15/27      17,400,000     3,575,446
                                                                               -----------
Total U.S. Government Obligations (Cost $8,361,610).........................     7,740,885
                                                                               -----------

                                                                   SHARES
                                                                 -----------
TEMPORARY INVESTMENTS -- 0.9%
  Temporary Investment Cash Fund..............................     1,303,929     1,303,929
  Temporary Investment Fund...................................     1,303,929     1,303,929
                                                                               -----------
Total Temporary Investments (Cost $2,607,858).................                   2,607,858
                                                                               -----------
TOTAL INVESTMENTS -- 99.9% (COST $239,678,431)(A).............                 287,004,804
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%.................                     255,005
                                                                               -----------
NET ASSETS -- 100.0%..........................................                 $287,259,809
                                                                               ===========

---------------

Percentages indicated are based on net assets of $287,259,809.
(a) Represents cost for Federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..............................  $53,552,418
Unrealized depreciation..............................   (6,226,045)
                                                       -----------
Net unrealized appreciation..........................  $47,326,373
                                                       ===========

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 4.2% of net assets.
*  Private Placement Security.
** Non-income producing security.
+  Rate shown is the effective yield at purchase date.
FHLMC -- Federal Home Loan Mortgage Corporation.
FNCI -- Federal National Mortgage Association -- 15 Year Fixed.
FNCL -- Federal National Mortgage Association -- 30 Year Fixed.
FNCX -- Federal National Mortgage Association -- 30/7 Year Balloon.
FNMA -- Federal National Mortgage Association.
GNMA -- Government National Mortgage Association.
GNSF -- Government National Mortgage Association -- 30 Year Fixed.
Interest only obligation -- security pays coupon proceeds based on a notional principal amount.
NR -- Not Rated.
PLC -- Public Limited Company.
---------------
See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1999
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $239,678,431).....  $287,004,804
 Interest and dividends receivable..........................     1,479,541
 Receivable for capital shares sold.........................       380,287
 Receivable for investment securities sold..................       166,685
 Prepaid expenses...........................................        14,722
 Other assets...............................................        17,186
                                                              ------------
Total Assets................................................   289,063,225
                                                              ------------
LIABILITIES:
 Payable for capital shares redeemed........................       208,936
 Payable for investment securities purchased................     1,361,094
 Investment advisory fees payable...........................       118,064
 Administration fees payable................................        62,738
 Shareholder service fees payable...........................        48,763
 Distribution fees payable (K Shares).......................         3,821
                                                              ------------
Total Liabilities...........................................     1,803,416
                                                              ------------
NET ASSETS..................................................  $287,259,809
                                                              ============
Net Assets:
 A Shares...................................................  $ 72,081,239
 B Shares...................................................     5,565,973
 K Shares...................................................     1,792,227
 SRF Shares.................................................   207,820,370
                                                              ------------
Total.......................................................  $287,259,809
                                                              ============
Shares Outstanding ($0.001 par value, 400 million shares
 authorized):
 A Shares...................................................     3,202,949
 B Shares...................................................       247,913
 K Shares...................................................        79,830
 SRF Shares.................................................    12,217,313
                                                              ------------
Total.......................................................    15,748,005
                                                              ============
NET ASSET VALUE:
 A Shares -- Net asset value and redemption price per
   share....................................................  $      22.50
                                                              ============
 Maximum Sales Charge (A Shares)............................         5.75%
   Maximum Offering Price per share (A Shares) (Net Asset
     Value of A Shares/ (100% -- Maximum Sales Charge)).....  $      23.87
                                                              ============
 B Shares -- Net asset value, offering and redemption price
   per share................................................  $      22.45
                                                              ============
 K Shares -- Net asset value, offering and redemption price
   per share................................................  $      22.45
                                                              ============
 SRF Shares -- Net asset value, offering and redemption
   price per share..........................................  $      17.01
                                                              ============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $     15,748
 Additional paid-in capital.................................   232,541,405
 Accumulated undistributed net investment income............     1,029,034
 Accumulated net realized gains on investment
   transactions.............................................     6,347,249
 Net unrealized appreciation on investments.................    47,326,373
                                                              ------------
NET ASSETS, FEBRUARY 28, 1999...............................  $287,259,809
                                                              ============

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividend income............................................  $ 1,978,265
 Interest income............................................    7,781,781
                                                              -----------
Total Income................................................    9,760,046
                                                              -----------
EXPENSES:
 Advisory fees..............................................    1,089,007
 Administration fees........................................      408,379
 Administrative and shareholder service fees (K Shares).....        3,789
 Shareholder service fees (A Shares)........................      169,809
 Shareholder service fees (B Shares) (a)....................        3,502
 Shareholder service fees (SRF Shares)......................      503,529
 Distribution fees (B Shares) (a)...........................       10,505
 Distribution fees (K Shares)...............................       11,332
 Custodian and fund accounting fees.........................      117,107
 Transfer agent fees........................................      133,027
 Registration fees..........................................       16,137
 Reports to shareholders....................................       52,470
 Audit fees.................................................       11,266
 Directors fees.............................................        6,278
 Legal fees.................................................        9,080
 Other expenses.............................................       47,597
                                                              -----------
   Total Expenses...........................................    2,592,814
 Less: Fee waivers and expense reimbursements...............      (28,398)
                                                              -----------
Total Net Expenses..........................................    2,564,416
                                                              -----------
NET INVESTMENT INCOME.......................................    7,195,630
                                                              -----------
NET REALIZED/UNREALIZED GAINS ON INVESTMENTS:
 Net realized gains on investment transactions..............   23,764,494
 Net change in unrealized appreciation on investments.......    6,281,484
                                                              -----------
 Net realized/unrealized gains on investments...............   30,045,978
                                                              -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $37,241,608
                                                              ===========

---------------

(a) Period from July 15, 1998 (date of initial offering) to February 28, 1999.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               YEAR ENDED
                                                       ---------------------------
                                                       FEBRUARY 28,   FEBRUARY 28,
                                                           1999           1998
                                                       ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..............................  $  7,195,630   $  4,657,471
  Net realized gain on investment transactions.......    23,764,494     16,121,025
  Net change in unrealized appreciation on
    investments......................................     6,281,484     10,917,084
                                                       ------------   ------------
Change in net assets resulting from operations.......    37,241,608     31,695,580
                                                       ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares.........................................    (1,374,728)      (948,423)
    B Shares(a)......................................       (20,292)            --
    K Shares.........................................       (25,004)       (16,758)
    SRF Shares.......................................    (5,495,494)    (2,815,255)(b)
  Net realized gains from investment transactions
    A Shares.........................................    (4,627,382)    (3,507,686)
    B Shares(a)......................................      (164,418)            --
    K Shares.........................................      (105,795)       (82,265)
    SRF Shares.......................................   (17,214,123)    (9,820,897)(b)
                                                       ------------   ------------
Change in net assets from shareholder
  distributions......................................   (29,027,236)   (17,191,284)
                                                       ------------   ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares issued........................    54,174,467    208,437,645
  Dividends reinvested...............................    28,787,784     16,979,819
  Cost of shares redeemed............................   (51,715,342)   (27,709,016)
                                                       ------------   ------------
Change in net assets from capital share
  transactions.......................................    31,246,909    197,708,448
                                                       ------------   ------------
Change in net assets.................................    39,461,281    212,212,744
NET ASSETS
  Beginning of Year..................................   247,798,528     35,585,784
                                                       ------------   ------------
  End of Year (including undistributed net investment
    income of $1,029,034 and $951,491,
    respectively)....................................  $287,259,809   $247,798,528
                                                       ============   ============

---------------

(a) Period from July 15, 1998 (date of initial offering) to February 28, 1999.

(b) Period from June 23, 1997 (inception date) to February 28, 1998.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1999, the Company operated as a series company comprised of seventeen Funds. The accompanying financial statements and notes are those of the Pacific Horizon Capital Income Fund (the "Capital Income Fund") and Pacific Horizon Asset Allocation Fund (the "Asset Allocation Fund"), collectively the "Funds" individually the "Fund".

    The Funds each offer A Shares, K Shares and effective July 15, 1998, began offering B Shares. Additionally, the Asset Allocation Fund offers SRF Shares. A Shares and SRF Shares have a Shareholder Services Plan, B Shares have a Distribution and Services Plan, and K Shares have a Distribution Plan and Administrative and Shareholder Services Plan. B Shares of the Funds will automatically convert into A Shares of the Fund at the end of the month on which the eighth anniversary of the date of purchase occurs.

The investment objectives of the Funds are as follows:

    The Capital Income Fund -- seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

    The Asset Allocation Fund -- seeks to obtain long term growth from capital appreciation, dividend and interest income. The Asset Allocation Fund seeks to achieve its objective by actively allocating investments among the three major asset categories, bonds, equity securities and cash equivalents. Prior to June 23, 1997, the Asset Allocation Fund sought to achieve its investment objective by investing substantially all of its assets in the Asset Allocation Portfolio of Master Investment Trust, Series I, which had the same investment objective as that of the Asset Allocation Fund. Effective June 23, 1997, the Asset Allocation Fund withdrew its investment in the Asset Allocation Portfolio and began investing its assets directly in securities.

Adviser and Administrator

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Funds' investment adviser and administrator.

    On October 1, 1998, BankAmerica Corporation, the Adviser's and Administrator's parent company, completed its merger with NationsBank Corporation. The combined company operates under the name BankAmerica. BankAmerica continues to serve the Funds on identical terms described in Note 3.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    Furthermore, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with PFPC under which PFPC has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Asset Allocation Fund. The Asset Allocation Fund bears all fees and expenses charged by PFPC for these services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Capital Income Fund. The Capital Income Fund bears all fees and expenses charged by BONY for these services.

Distributor and Transfer Agent

    Provident Distributors, Inc. ("PDI"), serves as principal underwriter and distributor of shares of the Funds. PFPC serves as the Fund's transfer agent and dividend disbursing agent.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those of estimates.

PORTFOLIO VALUATIONS:

    The Funds value portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and ask prices on the date of the valuation. Bid price is used when no ask price is available. The Funds may also use an independent pricing service, approved by the Board of Directors, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on an identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The Capital Income Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1999, custodian fees and expenses paid by third parties were increased by $44,485. There was no effect on net investment income. The Fund could have invested such cash amounts in an income producing asset if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

    Effective October 1, 1996 the earnings credit account for the Capital Income Fund converted to an interest bearing account. Earnings credit balances were available until February 28, 1999.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income is declared and paid as a dividend, quarterly, to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1999, the following reclassifications have been made to increase (decrease) such accounts primarily due to paydown adjustments for tax purposes:

                                                          ACCUMULATED      ACCUMULATED
                                                         UNDISTRIBUTED     NET REALIZED
                                                         NET INVESTMENT   GAIN/(LOSS) ON
                                                             INCOME        INVESTMENTS
                                                         --------------   --------------
Capital Income Fund....................................    $ (58,135)        $ 58,135
Asset Allocation Fund..................................    $(202,569)        $201,234

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Funds have an Investment Advisory Agreement and an Administration Agreement with Bank of America. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Funds, which is accrued daily and payable monthly, at an annual rate of 0.45% and 0.40% of the Capital Income Fund and the Asset Allocation Fund, respectively, of average daily net assets. Pursuant to the terms of the Administration Agreement, Bank of America is entitled to a fee, which is accrued daily and payable monthly, at an annual rate of 0.20% and 0.15%, of the average daily net assets of the Capital Income and Asset Allocation Fund, respectively.

    For the year ended February 28, 1999, PDI advised the Funds that it retained $31,995 and $14,981 from commissions earned on sales of the Capital Income Fund's and Asset Allocation Fund's shares, respectively. For the same period, Bank of America and its affiliates advised the Funds that they retained $32,029 and $19,154 from commissions earned on sales of shares of the Capital Income Fund and Asset Allocation Fund, respectively.

    The Funds have a Shareholder Services Plan (the "Plan") under which each Fund paid PDI for shareholder servicing expenses incurred in connection with A Shares of each Fund. Under the Plan, payments for shareholder servicing expenses may not exceed an annual rate of 0.25% of each Fund's average daily net assets for A Shares. For the year ended February 28, 1999, the Capital Income Fund and Asset Allocation Fund incurred charges of $955,581 and $169,809, respectively, pursuant to the Plan. The Funds were advised that of these amounts, PDI retained $24,957 and $1,750 from the Capital Income Fund and Asset Allocation Fund, respectively, and affiliates of Bank of America retained $805,488 and $142,425, respectively. The Plan provides that if, in any month, the fees paid to PDI are less than the costs incurred by PDI, the excess costs will be included in future computations of the fee, provided that any excess cost will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred.

    The Funds have adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act, under which the B Shares of the Capital Income Fund and the Asset Allocation Fund pay Bank of America for costs incurred in connection with distribution of the B Shares and for shareholder servicing fees to Service Organizations. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund's B Shares. For the period ended February 28, 1999, the Capital Income Fund and the Asset Allocation Fund incurred charges of $13,171 and $14,007, pursuant to the Plan. The Funds were advised that of these amounts, affiliates of Bank of America retained $13,155 and $13,959 from the Capital Income Fund and the Asset Allocation Fund, respectively.

    The Funds have adopted a Distribution Plan and an Administrative and Shareholder Services Plan (the "Administrative Plan") with respect to K Shares of the Funds. Under the Distribution Plan, the Funds pay PDI for expenses primarily intended to result in the sale of the Funds' K Shares. Under the Distribution Plan, payments by the Funds for distribution expenses may not exceed an annual rate of 0.75% of the average daily net assets of each Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. Under the Administrative Plan, the Funds pay for expenses incurred in connection with shareholder services provided by PDI and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed an annual rate of 0.25% and 0.75%, respectively, of the average daily net assets of each Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of each Fund's K Shares. For the year ended February 28, 1999, the Capital Income Fund and Asset Allocation Fund incurred charges of $32,712 and $15,121, respectively, pursuant to Distribution and Administrative Plans. The Funds were advised that of these amounts PDI retained $325 and affiliates of Bank of America retained $1,999 from the Capital Income Fund. For the same period, shareholder services fees of $8,190 and $3,781 were waived by the Capital Income Fund and Asset Allocation Fund, respectively.

    The Asset Allocation Fund has a Shareholder Services Plan under which the Fund paid PDI for shareholder servicing expenses incurred in connection with the SRF shares. Under the Plan, payments for shareholder servicing expenses may not exceed an annual rate of 0.25% of the Fund's average daily net assets for SRF shares. For the year ended February 28, 1999, Asset Allocation Fund incurred charges of $503,529, pursuant to the Plan. The Fund was advised that of this amount the affiliates of Bank of America retained $478,936. For the same period, shareholder service fees of $24,617 were waived by the Asset Allocation Fund.

    For the year ended February 28, 1999, PFPC earned $726,888 and $133,027 from the Capital Income Fund and Asset Allocation Fund, respectively, for transfer agency and dividend disbursing agency services performed.

    A partner of Drinker Biddle & Reath LLP ("DBR") serves as Secretary of the Company. Legal fees earned by DBR are stated in the statement of operations.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $60,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives an annual retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $40,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director shall be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $1,448 and $365 for the Capital Income Fund and Asset Allocation Fund, respectively, for the year ended February 28, 1999. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- SECURITIES TRANSACTIONS

    Purchases and sales of securities, other than short-term obligations, during the year ended February 28, 1999, were as follows:

                                    U.S. GOVERNMENT
                                      SECURITIES                 OTHER SECURITIES
                              ---------------------------   ---------------------------
                               PURCHASES        SALES        PURCHASES        SALES
                              ------------   ------------   ------------   ------------
Capital Income..............  $         --   $         --   $245,619,508   $280,065,728
Asset Allocation............  $119,887,063   $128,512,378   $203,420,754   $176,987,392

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of common stock of the Funds are summarized below:

                                                    CAPITAL INCOME FUND
                                          ----------------------------------------
                                                         YEAR ENDED
                                          ----------------------------------------
                                          FEBRUARY 28, 1999      FEBRUARY 28, 1998
                                          ------------------     -----------------
                                          SHARES    AMOUNT       SHARES    AMOUNT
                                          ------   ---------     ------   --------
A SHARES (000'S)
  Issued................................  3,936    $  68,014     5,211    $ 94,279
  Reinvested............................    867       14,499     3,816      65,240
  Redeemed..............................  (6,909)   (116,880)    (4,209)   (75,226)
                                          ------   ---------     ------   --------
Net increase (decrease).................  (2,106)  $ (34,367)    4,818    $ 84,293
                                          ======   =========     ======   ========
B SHARES (000'S)(a)
  Issued................................    220    $   3,707        --    $     --
  Reinvested............................      3           50        --          --
  Redeemed..............................    (29)        (488)       --          --
                                          ------   ---------     ------   --------
Net increase............................    194    $   3,269        --    $     --
                                          ======   =========     ======   ========
K SHARES (000'S)
  Issued................................    162    $   2,751        84    $  1,526
  Reinvested............................      7          111        20         341
  Redeemed..............................    (85)      (1,453)      (18)       (337)
                                          ------   ---------     ------   --------
Net Increase............................     84    $   1,409        86    $  1,530
                                          ======   =========     ======   ========

                                                   ASSET ALLOCATION FUND
                                          ----------------------------------------
                                                         YEAR ENDED
                                          ----------------------------------------
                                          FEBRUARY 28, 1999      FEBRUARY 28, 1998
                                          ------------------     -----------------
                                          SHARES    AMOUNT       SHARES    AMOUNT
                                          ------   ---------     ------   --------
A SHARES (000'S)
  Issued................................  1,494    $  32,957       734    $ 14,942
  Reinvested............................    265        5,769       211       4,243
  Redeemed..............................   (856)     (18,891)     (441)     (8,989)
                                          ------   ---------     ------   --------
Net increase............................    903    $  19,835       504    $ 10,196
                                          ======   =========     ======   ========
B SHARES (000'S)(a)
  Issued................................    246    $   5,456        --    $     --
  Reinvested............................      8          183        --          --
  Redeemed..............................     (6)        (139)       --          --
                                          ------   ---------     ------   --------
Net increase............................    248    $   5,500        --    $     --
                                          ======   =========     ======   ========
K SHARES (000'S)
  Issued................................     48    $   1,051        58    $  1,194
  Reinvested............................      6          131         5          99
  Redeemed..............................    (52)      (1,161)      (24)       (485)
                                          ------   ---------     ------   --------
Net increase............................      2    $      21        39    $    808
                                          ======   =========     ======   ========
SRF SHARES (000'S)
  Issued................................    860    $  14,710     12,164   $192,302
  Reinvested............................  1,370       22,704       797      12,637
  Redeemed..............................  (1,854)    (31,524)    (1,120)   (18,235)
                                          ------   ---------     ------   --------
Net increase............................    376    $   5,890     11,841(b) $186,704(b)
                                          ======   =========     ======   ========

---------------

(a)   Period from July 15, 1998 (date of initial offering) to
      February 28, 1999.
(b)   Period from June 23, 1997 (inception date) to February 28,
      1998.

NOTE 7 -- PROPOSED REORGANIZATIONS

    The Board of Directors of the Pacific Horizon Funds, Inc. has approved an Agreement and Plan of Reorganization ("Agreement") between Pacific Horizon Funds, Inc. and Nations Institutional Reserves. The Agreements, which are part of a broader reorganization of Pacific Horizon Funds, Inc. into the Nations family of Funds, provide for the transfer of all of the assets of the Pacific Horizon Capital Income and Asset Allocation Funds to the Nations Capital Income Fund and the Nations Asset Allocation Fund, respectively, in exchange solely for the number of shares Investor A, Investor B, Investor C and with respect to the Asset Allocation Fund only, Seafirst shares, of the Nations Capital Income Fund and the Nations Asset Allocation Fund, respectively, having the same aggregate net asset value as the outstanding shares of Class A, Class B, and Class K of the Pacific Horizon Capital Income Fund and Class A, Class B, Class K, and Class SRF of the Pacific Horizon Asset Allocation Fund as of the close of business of the New York Stock

Exchange on the day that the Reorganizations are effective. The Agreements also provide for the assumption by the Nations Capital Income Fund and Nations Asset Allocation Fund of all of the liabilities of each of these respective Funds. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding shares of each of the Funds of Pacific Horizon Funds, Inc. at a Special Meeting of Shareholders ("Meeting") is scheduled to be held on May 3, 1999. A detailed description of the proposed transactions and voting information was sent to shareholders of the Funds on or about February 12, 1999. If the Agreements are approved at the Meeting, the Reorganizations are expected to become effective on or about May 21, 1999.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                             YEAR ENDED
                                          --------------------------------------------------------------------------------
                                          FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                            1999(b)            1998           1997(a)            1996             1995
                                          ------------     ------------     ------------     ------------     ------------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
 YEAR...................................     $17.28           $17.35           $16.42           $13.65           $15.42
                                             ------           ------           ------           ------           ------
Income from Investment
Operations:
 Net investment income..................       0.51             0.58             0.57             0.62             0.57
 Net realized and unrealized gains
   (losses) on investment
   transactions.........................       0.25             2.89             2.34             2.84            (1.43)
                                             ------           ------           ------           ------           ------
Total income (loss) from investment
 operations.............................       0.76             3.47             2.91             3.46            (0.86)
                                             ------           ------           ------           ------           ------
Less Dividends and Distributions:
 Dividends to shareholders from net
   investment income....................      (0.52)           (0.59)           (0.57)           (0.69)           (0.54)
 Distributions to shareholders from net
   realized gains on investment
   transactions.........................      (0.18)           (2.95)           (1.41)              --            (0.37)
                                             ------           ------           ------           ------           ------
Total Dividends and Distributions.......      (0.70)           (3.54)           (1.98)           (0.69)           (0.91)
                                             ------           ------           ------           ------           ------
Net change in net asset value per
 share..................................       0.06            (0.07)            0.93             2.77            (1.77)
                                             ------           ------           ------           ------           ------
NET ASSET VALUE PER SHARE, END OF
 YEAR...................................     $17.34           $17.28           $17.35           $16.42           $13.65
                                             ======           ======           ======           ======           ======
Total Return (excludes sales charge)....       4.64%           21.54%           18.53%           25.96%            (5.61%)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year (millions)...     $  356           $  391           $  309           $  247           $  198
 Ratio of expenses to average net
   assets...............................       1.15%            1.10%            1.18%            1.23%            0.97%
 Ratio of net investment income to
   average net assets...................       2.97%            3.35%            3.40%            4.05%            4.48%
 Ratio of expenses to average net
   assets*..............................       1.16%**(c)       1.12%**          1.19%**          1.26%**          1.14%
 Ratio of net investment income to
   average net assets*..................       2.96%**(c)       3.33%              (c)              (c)            4.31%
 Portfolio turnover rate................         66%              69%             124%              57%              94%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  During the years ended February 28, 1999, 1998 and 1997 and
     February 29, 1996, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c)  There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                PERIOD ENDED
                                                                FEBRUARY 28,
                                                                 1999(a)(b)
                                                                ------------
B SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............       $17.67
                                                                   ------
Income from Investment Operations:
  Net investment income.....................................         0.22
  Net realized losses on investment transactions............        (0.17)
                                                                   ------
Total income from investment operations.....................         0.05
                                                                   ------
Less: Dividends and Distributions:
  Dividends to shareholders from net investment income......        (0.24)
  Distributions to shareholders from net realized gains on
    investment transactions.................................        (0.18)
                                                                   ------
Total Dividends and Distributions...........................        (0.42)
                                                                   ------
Net change in net asset value per share.....................        (0.37)
                                                                   ------
NET ASSET VALUE PER SHARE, END OF PERIOD....................       $17.30
                                                                   ======
Total Return................................................         0.44% (e)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)....................       $    3
  Ratio of expenses to average net assets...................         1.96% (d)
  Ratio of net investment income to average net assets......         2.14% (d)
  Ratio of expenses to average net assets...................         1.97%*(c)
  Ratio of net investment income to average net assets......         2.13%*(c)
  Portfolio turnover rate...................................           66%

---------------

  * During the period ended February 28, 1999, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a)  Period from July 15, 1998 (date of initial offering) to
     February 28, 1999.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c)  There were no waivers or reimbursements during the period.
(d)  Annualized.
(e)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON CAPITAL INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                               YEAR ENDED                PERIOD
                                       ---------------------------       ENDED
                                       FEBRUARY 28,   FEBRUARY 28,    FEBRUARY 28,
                                         1999(b)          1998          1997(a)
                                       ------------   ------------    ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING
  OF PERIOD..........................     $17.24         $17.30          $16.24
                                          ------         ------          ------
Income from Investment Operations:
  Net investment income..............       0.40           0.48            0.32
  Net realized gains on investment
    transactions.....................       0.31           2.89            2.43
                                          ------         ------          ------
Total income from investment
  operations.........................       0.71           3.37            2.75
                                          ------         ------          ------
Less: Dividends and Distributions:
  Dividends to shareholders from net
    investment income................      (0.40)         (0.48)          (0.28)
  Distributions to shareholders from
    net realized gains on investment
    transactions.....................      (0.18)         (2.95)          (1.41)
                                          ------         ------          ------
Total Dividends and Distributions....      (0.58)         (3.43)          (1.69)
                                          ------         ------          ------
Net change in net asset value per
  share..............................       0.13          (0.06)           1.06
                                          ------         ------          ------
NET ASSET VALUE PER SHARE, END OF
  PERIOD.............................     $17.37         $17.24          $17.30
                                          ======         ======          ======
Total Return.........................       4.29%         20.97%          17.47% (d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
    (millions).......................     $    4         $    3          $    1
  Ratio of expenses to average net
    assets...........................       1.65%          1.60%           1.66% (c)
  Ratio of net investment income to
    average net assets...............       2.45%          2.85%           2.85% (c)
  Ratio of expenses to average net
    assets*..........................       1.91%+         1.86%           1.91% (c)**
  Ratio of net investment income to
    average net assets*..............       2.19%+         2.59%           2.60% (c)
  Portfolio turnover rate............         66%            69%            124%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  Fees paid by third parties had no effect on the ratios.
  + During the period ended February 28, 1999, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                                   ------------------------------------------------------------------------
                                   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,
                                     1999(b)          1998         1997(a)          1996           1995
                                   ------------   ------------   ------------   ------------   ------------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...............     $21.41         $19.40         $17.52         $15.15         $14.84
                                      ------         ------         ------         ------         ------
Income from Investment
Operations:
 Net investment income...........       0.55           0.52           0.48           0.52           0.48
 Net realized and unrealized
   gains on investment
   transactions..................       2.48           3.72           2.50           2.86           0.24
                                      ------         ------         ------         ------         ------
Total income from investment
 operations......................       3.03           4.24           2.98           3.38           0.72
                                      ------         ------         ------         ------         ------
Less Dividends and Distributions:
 Dividends to shareholders from
   net investment income.........      (0.45)         (0.47)         (0.46)         (0.53)         (0.41)
 Dividends to shareholders from
   net realized gains on
   investment transactions.......      (1.49)         (1.76)         (0.64)         (0.48)            --
                                      ------         ------         ------         ------         ------
Total Dividends and
 Distributions...................      (1.94)         (2.23)         (1.10)         (1.01)         (0.41)
                                      ------         ------         ------         ------         ------
Net change in net asset value per
 share...........................       1.09           2.01           1.88           2.37           0.31
                                      ------         ------         ------         ------         ------
NET ASSET VALUE PER SHARE, END OF
 YEAR............................     $22.50         $21.41         $19.40         $17.52         $15.15
                                      ======         ======         ======         ======         ======
Total Return (excludes sales
 charge).........................      14.72%         23.07%         17.64%         22.80%          5.03%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)....................     $   72         $   49         $   35         $   22         $    6
 Ratio of expenses to average net
   assets........................       0.94%          1.03%          1.25%          0.62%          0.00%
 Ratio of net investment income
   to average net assets.........       2.64%          2.67%          2.59%          3.49%          4.25%
 Ratio of expenses to average net
   assets*.......................         (c)          1.09%          1.94%          2.92%          7.89%
 Ratio of net investment income
   (loss) to average net
   assets*.......................         (c)          2.61%          1.90%          1.19%         (3.64%)
 Portfolio turnover rate.........        114%            67%           116%           157%           142%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c)  There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                               1999(a)(b)
                                                              ------------
B SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............     $23.17
                                                                 ------
Income from Investment Operations:
  Net investment income.....................................       0.22
  Net realized and unrealized gains on investment
    transactions............................................       0.75
                                                                 ------
Total income from investment operations.....................       0.97
                                                                 ------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income......      (0.20)
  Distributions to shareholders from net realized gains.....      (1.49)
                                                                 ------
Total Dividends and Distributions...........................      (1.69)
                                                                 ------
Net change in net asset value per share.....................      (0.72)
                                                                 ------
NET ASSET VALUE PER SHARE, END OF PERIOD....................     $22.45
                                                                 ======
Total Return................................................       4.59%(e)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)......................     $    6
  Ratio of expenses to average net assets...................       1.74%(d)
  Ratio of net investment income to average net assets......       1.92%(d)
  Ratio of expenses to average net assets*..................         (c)
  Ratio of net investment income to average net assets*.....         (c)
  Portfolio turnover rate...................................        114%

---------------

  * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 15, 1998 (date of initial offering) to
     February 28, 1999.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c)  There were no waivers or reimbursements during the period.
(d)  Annualized.
(e)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                     YEAR ENDED
                                             ---------------------------   PERIOD ENDED
                                             FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                               1999(b)          1998          1997(a)
                                             ------------   ------------   -------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  PERIOD...................................     $21.36         $19.40         $17.23
                                                ------         ------         ------
Income from Investment Operations:
  Net investment income....................       0.44           0.41           0.19
  Net realized gains on investment
    transactions...........................       2.49           3.66           2.80
                                                ------         ------         ------
Total income from investment operations....       2.93           4.07           2.99
                                                ------         ------         ------
Less: Dividends and Distributions:
  Dividends to shareholders from net
    investment income......................      (0.35)         (0.36)         (0.18)
  Distributions to shareholders from net
    realized gains on investment
    transactions...........................      (1.49)         (1.75)         (0.64)
                                                ------         ------         ------
Total Dividends and Distributions..........      (1.84)         (2.11)         (0.82)
                                                ------         ------         ------
Net change in net asset value per share....       1.09           1.96           2.17
                                                ------         ------         ------
NET ASSET VALUE PER SHARE, END OF
  PERIOD...................................     $22.45         $21.36         $19.40
                                                ======         ======         ======
Total Return...............................      14.23%         22.10%         17.69%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (millions)...     $    2         $    2         $    1
  Ratio of expenses to average net
    assets.................................       1.44%          1.52%          1.94%(c)
  Ratio of net investment income to average
    net assets.............................       2.14%          2.17%          2.31%(c)
  Ratio of expenses to average net
    assets*................................       1.69%          1.58%          3.26%(c)
  Ratio of net investment income to average
    net assets*............................       1.89%          2.11%          0.99%(c)
  Portfolio turnover rate..................        114%            67%           116%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                            YEAR ENDED    PERIOD ENDED
                                                           FEBRUARY 28,   FEBRUARY 28,
                                                             1999(b)         1998(a)
                                                           ------------   -------------
SRF SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD...........     $16.63         $15.79
                                                              ------         ------
Income from Investment Operations:
  Net investment income..................................       0.45           0.30
  Net realized and unrealized gains on investment
    transactions.........................................       1.88           1.65
                                                              ------         ------
Total income from investment operations..................       2.33           1.95
                                                              ------         ------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income...      (0.46)         (0.24)
  Distributions to shareholders from net realized
    gains................................................      (1.49)         (0.87)
                                                              ------         ------
Total Dividends and Distributions........................      (1.95)         (1.11)
                                                              ------         ------
Net change in net asset value per share..................       0.38           0.84
                                                              ------         ------
NET ASSET VALUE PER SHARE, END OF PERIOD.................     $17.01         $16.63
                                                              ======         ======
Total Return.............................................      14.76%         13.56%(e)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)...................     $  208         $  197
  Ratio of expenses to average net assets................       0.93%          0.95%(d)
  Ratio of net investment income to average net assets...       2.65%          2.73%(d)
  Ratio of expenses to average net assets*...............       0.94%          0.97%(d)
  Ratio of net investment income to average net
    assets*..............................................       2.64%          2.71%(d)
  Portfolio turnover rate................................        114%            67%

---------------

  * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from June 23, 1997 (inception date) to February 28,
     1998.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(d)  Annualized.
(e)  Not annualized.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Horizon Capital Income Fund and Pacific Horizon Asset Allocation Fund (two of the portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As explained in Note 7, the Board of Directors of the Pacific Horizon Funds, Inc. has approved an agreement and plan of reorganization between Pacific Horizon Funds, Inc. and Nations Institutional Reserves. A Special Meeting of Shareholders of the Funds is scheduled to be held on May 3, 1999 to seek approval of the merger of Pacific Horizon Capital Income Fund and Asset Allocation Fund and Nations Capital Income Fund and Asset Allocation Fund, respectively.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
April 22, 1999

For more information, complete the following form and mail it to:

                          Pacific Horizon Funds, Inc.
                                  PO Box 8968
                           Wilmington, DE 19899-8968

 ...............................................................................
First Name                                  Last Name

 ...............................................................................
Street Address

 ...............................................................................
City                             State                   Zip Code

 ...............................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ...............................................................................
 Name of Broker

 ...............................................................................
 Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

 Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund      [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund         [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                 [ ] Short-Term Government Fund
       [ ] Capital Income Fund            [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund          [ ] California Municipal Bond Fund
       [ ] Flexible Income Fund
                                         Money Market Funds
       [ ] Prime Fund                     [ ] Treasury Only Fund
       [ ] Treasury Fund                  [ ] Tax-Exempt Money Fund
       [ ] Government Fund                [ ] California Tax-Exempt Money Market Fund

Additional Comments:

 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

                                                                            Bulk
                                                                            Rate
                                                                            U.S.
                                                                         Postage
                                                                            PAID
                                                                             New
                                                                           York,
                                                                              NY
                                                                          Permit
                                                                             No.
                          [PACIFIC HORIZON FUNDS LOGO]                      8048

                    Provident Distributor, Inc., Distributor
PHF-4011 4/99

                          PACIFIC HORIZON GROWTH FUNDS
                                 ANNUAL REPORT
                               February 28, 1999

                             Aggressive Growth Fund

                                 Blue Chip Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
      --------------------------------------------------------------------------

          ..................................

                                                                        Contents

                                      FUND FACTS                           2-3
                                      UNDERSTANDING YOUR SHAREHOLDER
                                        REPORT                             4-6
                                      ECONOMIC REVIEW FROM THE
                                        INVESTMENT ADVISER                 8-9
                                      FUND OVERVIEW AND INTERVIEW WITH
                                        YOUR INVESTMENT MANAGER          10-20
                                      PACIFIC HORIZON AGGRESSIVE GROWTH
                                        FUND
                                        Portfolio of Investments         21-25
                                        Statement of Assets
                                          and Liabilities                   26
                                        Statement of Operations             27
                                        Statements of Changes
                                          in Net Assets                     28
                                      PACIFIC HORIZON BLUE CHIP FUND
                                        Statement of Assets
                                          and Liabilities                   29
                                        Statement of Operations             30
                                        Statements of Changes
                                          in Net Assets                     31
                                      NOTES TO FINANCIAL STATEMENTS      32-42
                                      FINANCIAL HIGHLIGHTS               43-49
                                      REPORT OF INDEPENDENT ACCOUNTANTS     50
                                      MASTER INVESTMENT TRUST, SERIES
                                        I -- BLUE CHIP PORTFOLIO
                                        Portfolio of Investments         51-56
                                        Statement of Assets
                                          and Liabilities                   57
                                        Statement of Operations             58
                                        Statements of Changes
                                          in Net Assets                     59
                                        Notes to Financial Statements    60-63
                                        Supplementary Data                  64
                                        Report of Independent
                                          Accountants                       65

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value, but offer no growth potential.

---------------------------------------------------------------------------
            FUND NAME                        INVESTMENT OBJECTIVE
---------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ...........................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ...........................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ...........................................................................
 Capital Income                     Total Investment Return
 ...........................................................................
 Asset Allocation                   Long-Term Growth
 ...........................................................................
 Flexible Income (formerly          High Current Income
 Corporate Bond)
 ...........................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ...........................................................................
 U.S. Government Securities         High Level of Current Income
 ...........................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ...........................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ...........................................................................
 California Municipal Bond*         High Level of Federal and California
 (formerly California Tax-Exempt    Tax-Free Current Income
 Bond)
 ...........................................................................
 Money Market Funds+                Current Income, Stable Share Price and
 - Prime                            Daily Liquidity
 - Treasury
 - Government
 - Treasury Only
 ...........................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                 Federal Tax-Free Current Income, Stable
                                    Share Price and Daily Liquidity
 - California Tax-Exempt Money      Federal and California Tax-Free Current
   Market                           Income, Stable Share Price and Daily
                                    Liquidity

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps                       [Graphic of Sample Pages]
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.


[Graphic of Sample Pages]   Because a picture or chart can help clarify the
                            text, the investment management team may have illustrated the most important features of the Fund.
                            The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.

[GRAPHIC OF SAMPLE PAGE]

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

[Graphic of Sample Pages]         TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE


The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

[Graphic of Sample Pages]         SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

[Graphic of Sample Pages]         ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS


The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

[Graphic of Sample Pages]         OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The past 12 months will be remembered as the one of the most volatile periods in financial market history. The crisis in Asia, the Russian default and the devaluation of the Brazilian Real caused dramatic swings in equity valuations, interest rates, and spreads and commodity prices. The Federal Reserve, in order to calm the markets and restore liquidity, lowered short term interest rates by 0.75%. The Dow Jones Industrial Average* after dropping to 7,539, rebounded to close the period at 9,306. The yield on the benchmark 10-year U.S. Treasury Note which was at 5.16% on 3/19/99, fluctuated over a 1.2% range with a high of 5.81% on 4/29/98 and low of 4.16% on 10/5/98. Spreads on 10-year "A" rated finance debt over 10-year U.S. Treasuries started the period at a spread of 0.75% and widened to as much as 1.45% only to end the period at 1.05% over comparable maturity U.S. Treasury notes. International turmoil and the Asian recession also took its toll on commodities. Demand for oil all but evaporated and crude oil prices declined from almost $18.00 a barrel to just under $11.50 a barrel only to rebound to $15.00 on strong U.S. growth and expectations of and a quick recovery in Asia.

Throughout this turmoil, the U.S. remained an "oasis of prosperity" with the U.S. Gross Domestic Product growing at an estimated 4.3% for 1998. The U.S. consumer, unfazed by the recent volatility, continued to spend, pushing the economy through its ninth year of expansion.

Unemployment remained near historical lows and there was continued strength in real disposable income that translated into a high level of consumer confidence. At the same time, the industrial side of the economy, burdened by slower exports as well as the effects of the strong dollar, remained sluggish.

Inflation, as measured by the Consumer Price Index (CPI), remained benign over the past year, increasing only 1.6% in 1998. Huge declines in commodities and weakness on the manufacturing side of the economy offset relatively full employment and money supply growth.

Despite turmoil abroad, the U.S. equity markets, as tracked by the Standard & Poor's 500 Composite Stock Price Index**, posted a solid return of 18.01%. Unfortunately, the Russell 2000*** proved that not all stocks are created equal with a negative return of (15.06%) over the same period. While an era of consolidation and low inflation should bode well for large cap stocks, we doubt that this can continue.

The fixed income markets also put in a strong performance for the past 12 months, with the benchmark Salomon Smith Barney Broad Investment-Grade (BIG) Index# posting a positive return of 6.31%. The top performing sector for the period was U.S. agency debt which outperformed comparable maturity U.S. Treasuries by 0.44% followed by U.S. agency mortgage-backed securities which outperformed by 0.28%. The worst performing sector was U.S. corporate bonds which underperformed U.S. Treasuries by 0.60% with "AA", "A", and "BBB" rated corporate debt underperforming by 0.03%, 0.27%, and 1.61% respectively.

OUTLOOK FOR 1999

While the consensus of Wall Street economists is for a growth rate of 3.5% in 1999, we believe the risk is faster than anticipated growth because of the momentum of the U.S. economy. The wildcard over the next year is the timing of Asia's economic turnaround.

Asia remains a big question mark, with many economists calling for a "v" shaped recovery. Although we believe the Asian economies have bottomed, we suspect that the recovery in the region will be slower than anticipated. While Korea has recently shown strength in industrial production and exports, Japan, which constitutes two-thirds of the region's GDP, continues to show signs of weakness. If Japan chooses to monetize their debt by printing currency, they may cause another round of devaluations in the region. China has stated their intentions to maintain the value of the Yuan, but if they fail to meet their growth targets and the Yen declines substantially in value, all bets are off.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management
---------------
  * The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

 ** The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization-weighted index consisting of 500 common stocks that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unavailable for investment

*** The Russell 2000 Growth Index is a widely used unmanaged index which measures the performance of small-cap stocks and cannot be invested in directly.

 # The BIG Index is market-capitalization weighted and includes fixed-rate
   Treasury, Government-sponsored, mortgage and investment-grade corporates with a maturity of one year or longer. The minimum amount outstanding for US Treasury and mortgage issues is $1 billion for both entry and exit. For Government sponsored and corporate issues the entry and exit amounts are $100 million.

PACIFIC HORIZON
AGGRESSIVE GROWTH FUND

[PHOTO OF SCOTT BILLEADEAU]

SCOTT BILLEADEAU

GOAL:

The Pacific Horizon Aggressive Growth Fund seeks to maximize capital appreciation.

INVESTMENTS:

The Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks of smaller-capitalized domestic companies deemed to have potential for above-average growth in revenues and earnings.

APPROPRIATE FOR:

Investors who are interested in long-term capital appreciation and can assume above-average investment risk. The Fund is designed to help investors benefit from the long-term upward potential in stock prices through a diversified portfolio.

INCEPTION:

March 31, 1984

SIZE OF FUND AS OF
FEBRUARY 28, 1999:

Over $161 million
Q
    WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12 MONTHS ENDED 2/28/99?

A
    Pacific Horizon Aggressive Growth Fund, like the overall market, experienced considerable volatility during the year. Small-cap stocks peaked in early April 1998 before falling off in performance. However, unlike large-cap stocks that have gone on to new highs, small-cap stocks have yet to return to those April 1998 levels. At the close of the fiscal period in February 1999, small-cap stock prices remained almost 20% off the highs of the previous April. It was a year in which Internet stocks drove the performance of the small cap stock indices, such as the Russell 2000 Index.* Almost any company with ".com" at the end of its name had strong stock market performance as the business possibilities associated with the Internet captured investors' imaginations and dollars.

The 12-month period proved to be difficult for the Fund. Our focus on high-growth stocks helped performance, as growth was a popular theme. However, the rigorous valuation process that we use in determining how much to pay for a company's future growth did not help performance -- at least during the 12 months. The market was willing to pay any price for growth, as evidenced by the extremely strong performance of some Internet stocks. However, our investment discipline led us away from many Internet-related stocks early because their prices seemed fully valued relative to their growth potential.

During the reporting period, investors focused their attention on large capitalization companies to the detriment of other market segments. As a general matter the market was divided along capitalization lines, with larger companies outperforming smaller companies. Over the period, the Fund varied its capitalization focus within the small-cap universe. At the beginning of the period, the Fund concentrated on relatively smaller capitalization issues within the universe. During the middle of the period, the Fund emphasized relatively larger capitalization names within the universe, which tended to benefit performance. The second half of the period brought about a renewed emphasis on smaller capitalization issues.

The Fund's performance was in line with that of non-Internet, small-cap, growth-oriented sectors, which tended to have returns of between (15%) and (25%) during the 12-month period. For the 12-month period ending February 1999, the A Shares of the Fund underperformed the Lipper Small Cap Funds Universe**, returning (14.64%)*** versus the Universe's average return of (13.31%).

Q
    WHAT PARTICULAR SECTORS OR STOCKS WERE FAVORABLE OR UNFAVORABLE FOR THE FUND?****

A
    Small-cap technology stocks did well both because of the growth of the Internet and because of the expanding demand for wide-band fiber optic networks in the telecommunications industry. Several telecommunications equipment company stocks involved in fiber optics performed extremely well, including SDL, Inc., ANTEC Corporation, Harmonic Lightwaves, Inc. and E-Tek Dynamics Inc. The Fund also had a number of successful investments in telecommunications-related companies involved in wireless networks, including RF Micro Devices, Inc., Proxim Inc., Gilat Satellite Networks Ltd. and Sawtek Inc.

A healthy domestic economy and relatively low vulnerability to the Asian financial crisis benefited the consumer cyclical sector. Among the better performers for the Fund in this domestically oriented sector were Quiksilver, Inc., and Fossil Inc., a watchmaker.

Energy stocks showed poor returns, as energy companies were hurt as falling oil prices led to reduced drilling and lower cash flows for the sector in general. The capital goods and business services areas also proved disappointing.

In our review process, we seek to identify the sources of weak performance in every stock and to use this analysis to evaluate whether to continue to own specific stocks. Our decision on whether to retain a disappointing investment basically comes down to whether we consider the underperformance to be a short-term disruption to the company or whether we consider it to be related to lasting fundamental problems. Some examples of companies that did not meet expectations were SmarTalk Teleservices Inc, IMC Mortgage Company and 3DLabs Inc., Ltd.

Q
    WHAT ARE THE FUND'S PROSPECTS FOR THE COMING YEAR?

A
    We consider small capitalization stocks to be very attractive investment opportunities. At the close of the fiscal period, small-cap stock valuations were at all time lows in relation to large company valuations. Many small-cap stocks have earnings growth prospects of 20% or higher per year, and yet are trading at substantial discounts to large capitalization stocks.

Our primary focus will be on identifying companies with excellent business plans and rapidly growing and predictable earnings streams. We expect to continue to position the Fund in traditional high growth sectors such as technology, health-care, capital goods and business services.

The economic environment can have a significant effect on the fortunes of small companies and deserves careful attention. Changing economic conditions affect the large capitalization companies that are the customers of many of our small-cap holdings. In spite of this reality, we believe our portfolio has some degree of protection because we have chosen stocks with good earnings growth and reasonable valuations.

We intend to identify and invest in those companies that we believe have very visible, rapid and sustainable earnings growth. We believe the market's preference for growth stocks and our disciplined valuation process should reward shareholders in the long run.
---------------

NOTE: SMALL-COMPANY FUNDS TYPICALLY CARRY ADDITIONAL RISKS SINCE SMALLER COMPANIES HAVE A HIGHER COMPANY-SPECIFIC RISK, AND HISTORICALLY, THEIR STOCKS HAVE EXPERIENCED A GREATER DEGREE OF MARKET VOLATILITY THAN LARGER-COMPANY STOCKS.

* The Russell 2000 is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. It is unmanaged and unavailable for investment.

** The Lipper Small Cap Funds Universe average consists of Funds that invest primarily in companies with market-capitalization of less than $1 billion at the time of purchase.

*** Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. Performance figures do not reflect the maximum 5.75% front-end sales load.

**** The composition of the Fund's holdings is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

PACIFIC HORIZON
BLUE CHIP FUND

[James D. Miller Photo]

JAMES D. MILLER, CFA
Chief Investment Officer
of Quantitative Based
Equity Management
Bank of America
Investment Advisers Division

Mr. Miller is head of the investment management team for the Blue Chip Fund.

GOAL:

The Pacific Horizon Blue Chip Fund seeks long-term capital appreciation.

INVESTMENTS:

The Fund invests primarily in a diversified portfolio of "blue chip" common stocks, the majority of which are included in either the Dow Jones Industrial Average** or the Standard & Poor's 500 Index.***

APPROPRIATE FOR:

Investors who want to participate in the growth potential of some of America's major companies. The Fund is a diversified equity product that can be used as part of many investment strategies.
INCEPTION:

January 13, 1994

SIZE OF FUND AS OF
FEBRUARY 28, 1999:

Over $844 million
Q
    WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE RECENT PERIOD?

A
    The market has benefited from the continued economic expansion, which has become the longest to occur during peacetime. However, the major stock indexes performance was driven in large part by a relatively small number of large growth stock names. Investors continued to reward the large capitalization stocks, but avoided stocks with any earnings disappointments. With market turmoil surfacing last year, money flowed into the largest and safest, blue-chip names. This resulted in the greatest disparity ever between large cap growth and value stocks. Most of these large growth stock names managed to post strong earnings growth over the past year, while many of the value names suffered earnings declines.

The Fund posted a total return of 18.58%* for A shares (at NAV) and 17.96% for K shares, compared to 19.74% for the S&P 500 Composite Stock Price Index for the twelve months ended Feb. 28, 1999.

Q
    HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A
    We continued to keep the Fund fully invested in equities, while staying neutral to the market in terms of sector weightings and market capitalization. As always, we focused on individual stock selection. Our risk-controlled strategy ensured that we were able to fully benefit from the market's advance, despite the major disparities in performance between sectors and the narrowness of the market.

Within the framework of our disciplined process, we select securities which display attractive valuations, while exhibiting positive momentum and solid earnings quality. By factoring for these three themes, we seek to provide superior stock selection across the industry sectors. We continued to focus on companies that exhibited rising earnings expectations and high earnings certainty, while trading at attractive valuations. Companies with high earnings certainty are those that have similar estimates for different analysts. Firms with rising earnings expectations are those that have experienced the biggest increase in analyst earnings estimates.

Q
    WHAT ARE SOME STOCKS OR SECTORS THAT PERFORMED WELL FOR THE FUND DURING THE YEAR?****

A
    The sectors which benefited most from the recent market run up were technology, communication services and healthcare. Some of our major holdings in the technology sector included Dell Computer Corp., Lucent Technologies and Microsoft, while Pfizer Inc. and Schering-Plough Corp. were prominent holdings in the healthcare sector. Energy continued to underperform, as world commodity prices remain in a slump driven by the decline in Asian demand and Mobil was our biggest holding in this industry sector. This same phenomenon also drove the poor performance of the basic materials sector. The finance sector posted anemic returns after stellar performance over recent years, as many of the money center banks suffered losses due to trading operations related to the ruble crisis late in 1998.

Q
    WHAT'S AHEAD FOR THE FUND?

A
    We will continue to maintain a fully invested portfolio broadly diversified among market sectors according to the benchmark that we use to compare our Fund's performance. We will continue to add value by stock selection that offer a combination of growth, value, earnings momentum and earnings certainty. Our philosophy will not change based on short-term trends or conditions in the market. Instead, we will remain focused on meeting the goals of long-term investors, while attempting to outperform the S&P 500 on a consistent basis.
---------------
   * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. Performance figures for A shares do not reflect the maximum sales charge of 5.75%.

  ** The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

 *** The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index generally representative of the equity market as a whole and cannot be invested in directly.

**** The composition of the Fund's holdings is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PACIFIC HORIZON
AGGRESSIVE GROWTH FUND
(AS OF FEBRUARY 28, 1999)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.) [AGGRESSIVE GROWTH FUND GRAPH]

                                                                                                                  LIPPER SMALL
                                    A SHARES            B SHARES            K SHARES          RUSSELL 2000         CAP AVERAGE
                                    --------            --------            --------          ------------        ------------
2/28/89                              9425.00            10000.00            10000.00            10000.00            10000.00
2/28/90                              9744.00            10966.00            10996.00            10395.00            11043.00
2/28/91                             13350.00            15025.00            15025.00            10780.00            12436.00
2/29/92                             18838.00            21202.00            21202.00            14450.00            17022.00
2/28/93                             17187.00            19344.00            19344.00            15530.00            17830.00
2/28/94                             19000.00            21383.00            21383.00            18789.00            21719.00
2/28/95                             18317.00            20615.00            20615.00            18462.00            21495.00
2/29/96                             25805.00            29042.00            29042.00            23748.00            28651.00
2/28/97                             28161.00            31694.00            31610.00            26743.00            32553.00
2/28/98                             34741.00            39099.00            38785.00            34752.00            42303.00
2/28/99                             33996.00            35918.00            35617.00            29838.00            36651.00

HOW PERFORMANCE
COMPARES
As the chart
indicates, the
Pacific Horizon
Aggressive Growth
Fund has
consistently
outperformed the
market, as measured
by the Russell 2000,
a widely used
unmanaged index
which measures the performance of small capitalization stocks. An initial $10,000 investment made for the ten year period commencing on February 28, 1989 would now be worth $33,996 for A Shares*. The same investment made in the Russell 2000, representing a broader market, would now be worth $29,838. Correspondingly, a $10,000 investment in B Shares for the same period would now be worth $35,918**, and a $10,000 investment in K Shares would now be worth $35,617.***

                         -------------------------------------------------------


                                             AGGRESSIVE GROWTH FUND
                                             AVERAGE ANNUAL RETURNS


                        ----------------------------------------------------------------

                                          A SHARES            B SHARES       K SHARES***

                                     Without    With*    Without    With**
                                      Sales     Sales     Sales     Sales
                                       Load      Load      Load      Load

                        ----------------------------------------------------------------

                         1 year:     (14.64%)  (19.55%)  (14.98%)  (18.80%)     (15.01%)

                        ................................................................

                         5 years:       9.31%     8.02%     9.22%     9.04%        9.04%

                        ................................................................

                         10 years:     13.69%    13.02%    13.64%    13.64%       13.54%


                         -------------------------------------------------------

The Fund fared well relative to other capital appreciation funds. The average of capital appreciation funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Aggressive Growth Fund. The Lipper Small Cap Funds Average on the same $10,000 investment over the same period would have been $36,651.

FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon Aggressive Growth Fund distributed a total Capital Gain Dividend of $18,840,794 for the year ended February 28, 1999. Of this total Capital Gain Dividend amount, the Fund made a 20 percent distribution of $17,641,577.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE:

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions, if any.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither Lipper Small Cap Funds Average, nor the Russell 2000 may be invested in directly. The hypothetical investment in the Russell 2000 Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

  * A share performance assumes the deduction of the maximum front-end sales charge of 5.75%.

 ** Average annual return figures assume the deduction of the maximum contingent deferred sales charge of 5.00%, however, the line graph does not. B shares were first offered on July 15, 1998. Performance results shown prior to July 15, 1998 are those of Class A shares without the sales charge. B shares have an ongoing 0.75% distribution and administrative services fee which does not apply to A shares and which if reflected, would have lowered performance shown.

*** The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until October 25, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge prior to such date. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

PACIFIC HORIZON
AGGRESSIVE GROWTH FUND
(AS OF FEBRUARY 28, 1999)

PORTFOLIO COMPOSITION*
The Pacific Horizon Aggressive Growth
Fund invests in those sectors of the
small-capitalization universe that the
adviser believes will generate superior
long-term growth. The adviser currently
expects the technology, health-care and
consumer sectors to provide the
greatest potential for capital
appreciation during this decade and
beyond.


[Portfolio Composition Pie Chart]

Transportation &
Services            1.4%

Energy              3.5%

Financial           8.6%

Capital Goods/
Business Services   8.7%

Healthcare         14.4%

Communication
Services            0.7%

Consumer
Staples             0.6%

Technology         39.3%

Consumer Cyclical  22.9%

                                                TOP TEN HOLDINGS*
                                                -----------------------------------------

                                                                               PERCENT OF
                                                           COMPANY             NET ASSETS
                                                -----------------------------------------
                                                 ANTEC Corp.                      3.90%
                                                ................................................
                                                 Proxim, Incorporated             3.08%
                                                ................................................
                                                 Gilat Satellite Networks         2.87%
                                                ................................................
                                                 Quicksilver, Inc.                2.69%
                                                ................................................
                                                 Com21 Inc                        2.21%
                                                ................................................
                                                 Delphi Financial Group-Class
                                                 A                                2.14%
                                                ................................................
                                                 Orthodontic Centers of
                                                 America, Inc.                    1.96%
                                                ................................................
                                                 Sawtek Inc                       1.93%
                                                ................................................
                                                 Harmonic Lightwaves, Inc.        1.92%
                                                ................................................
                                                 Affiliated Managers Groups       1.90%
                                                -----------------------------------------
                                                TOTAL                            24.60%
                                                -----------------------------------------

                                                 * The composition of the Fund's
                                                   holdings is subject to
                                                   change.

PACIFIC HORIZON
BLUE CHIP FUND
(AS OF FEBRUARY 28, 1999)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.) [BLUE CHIP FUND PERFORMANCE GRAPH]

                                                                                              LIPPER GROWTH
                                    A SHARES            B SHARES            K SHARES          FUNDS AVERAGE       S&P 500 INDEX
                                    --------            --------            --------          -------------       -------------
1/13/94                              9425.00            10000.00            10000.00            10000.00            10000.00
2/28/94                              9403.00             9980.00             9980.00             9844.00             9729.00
8/31/94                              9739.00            10337.00            10337.00             9814.00            10046.00
2/28/95                             10118.00            10738.00            10730.00             9941.00            10444.00
8/31/95                             11769.00            12491.00            12491.00            11856.00            12197.00
2/29/96                             13496.00            14323.00            14023.00            13066.00            14064.00
8/31/96                             13885.00            14737.00            14737.00            13397.00            14481.00
2/28/97                             17140.00            18192.00            18158.00            15454.00            17741.00
2/28/98                             22961.00            24369.00            24177.00            20150.00            23950.00
2/28/99                             27227.00            28790.00            28520.00            22816.00            27866.00

HOW PERFORMANCE COMPARES
The chart compares the
performance of the
Pacific Horizon Blue Chip
Fund to the S&P 500,
which is an unmanaged
index typically used as a
performance benchmark for
equity investments. As
illustrated, the Fund has
fared well compared to
other growth funds. The
average of growth
funds as tracked by
Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Blue Chip Fund.

                               -------------------------------------------------


                                                         BLUE CHIP FUND
                                                      AVERAGE ANNUAL RETURN


                               -----------------------------------------------

                                                         A SHARES         B SHARES     K SHARES***

                                                      Without  With*   Without  With**
                                                       Sales   Sales    Sales   Sales
                                                       Load     Load    Load     Load

                               -------------------------------------------------------------------

                                1 year:                18.58%  11.78%   18.14%  14.14%      17.96%

                               ...................................................................

                                5 years:               23.69%  22.24%   23.60%  23.52%      23.37%

                               ...................................................................

                                Since Inception:
                                (1/13/94)              22.97%  21.55%   22.88%  22.81%      22.66%


                               -------------------------------------------------

An initial $10,000 investment in the Fund made on January 13, 1994, would now be worth $27,227 for A Shares*. The same investment made in the Lipper Growth Funds Average, would now be worth only $22,816. Correspondingly, a $10,000 investment in B Shares for the same period would now be worth $28,790**, and a $10,000 in K Shares for the same period would now be worth $28,520.***

FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon Blue Chip Fund distributed a total Capital Gain Dividend of $44,896,398 for the year ended February 28, 1999. Of this total Capital Gain Dividend amount, the Fund made a 20 percent distribution of $44,587,674.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions, if any.

Lipper Analytical Services, Inc., is an independent mutual fund-monitoring organization. Neither Lipper Growth Funds Average or the S&P 500 can be invested in directly. The hypothetical investment if the S&P 500 does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

  * A share performance assumes the deduction of the maximum front-end sales charge of 5.75%.

 ** Average annual return figures assume the deduction of the maximum contingent deferred sales charge of 5.00% however, the line graph does not. B shares were first offered on July 15, 1998. Performance results shown prior to July 15, 1998 are those of Class A shares without the sales charge. B shares have an ongoing 0.75% distribution and administrative services fee which does not apply to A shares and which if reflected, would have lowered performance shown.

*** The inception date of the K Shares (the date K shares were initially funded) was July 22, 1996. The K shares did not commence operations until November 11, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge prior to such date. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

PACIFIC HORIZON
BLUE CHIP FUND
(AS OF FEBRUARY 28, 1999)
FUND QUALITY
A Strategy for Long-Term Capital
Appreciation
The Fund maintains a "quality"
investment orientation by placing an
emphasis on the securities of
well-known established companies.
This "blue chip" approach may be
appropriate for investors seeking
long-term growth of capital. At
least 80% of the Fund's assets are
normally invested in blue chip
stocks. To meet the criteria set by
the Fund's investment objectives,
these stocks must be components of
the Dow Jones Industrial Average or
the Standard & Poor's 500 Index.

                                          TOP TEN HOLDINGS*
                                          ----------------------------------------------

                                                                             PERCENT OF
                                                       COMPANY               NET ASSETS
                                          ----------------------------------------------
                                            Microsoft Corp.                     4.40%
                                          ......................................................
                                            General Electric Co.                3.08%
                                          ......................................................
                                            Intel Corp.                         3.01%
                                          ......................................................
                                            Wal-Mart Stores, Inc.               2.29%
                                          ......................................................
                                            EMC Corp Mass                       2.11%
                                          ......................................................
                                            Exxon Corporation                   2.07%
                                          ......................................................
                                            AT & T                              1.97%
                                          ......................................................
                                            BellSouth Corp.                     1.92%
                                          ......................................................
                                            Chase Manhattan Corp.               1.91%
                                          ......................................................
                                            Schering Plough Corp.               1.88%
                                          ----------------------------------------------
                                          TOTAL                                24.64%
                                          ----------------------------------------------

--------------------------------------------------------------------------------

                                                    The Fund adviser's research
                                                    orientation seeks to
                                                    identify individual stocks,
                                                    within the sector
                                                    allocations mirroring those
                                                    of the S&P 500, with the
                                                    greatest potential for
                                                    long-term growth. The Fund's
                                                    primary emphasis is on
                                                    stocks that, in the opinion
                                                    of the Fund's adviser, have
                                                    the greatest potential of
                                                    superior performance with
                                                    the least amount of risk.

PORTFOLIO COMPOSITION*

[Portfolio Composition Pie Chart]

Consumer Cyclicals       14.3%

Transportation            0.9%

Basic Industry            3.1%

Energy                    5.0%

Capital Goods             8.0%

Technology               19.9%

Health Care              12.2%

Consumer
Surplus                   9.0%

Finance                  16.4%

Utilities                11.2%

* The composition of the Fund's holdings is subject to change.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1999
--------------------------------------------------------------------------------

                                                                          VALUE
                       DESCRIPTION                          SHARES       (NOTE 2)
                       -----------                          ------       --------
COMMON STOCKS -- 101.2%
ADVERTISING & MARKETING SERVICES -- 1.2%
 Ha-Lo Industries, Inc.*..................................  183,300    $  1,959,019
                                                                       ------------
AEROSPACE -- 2.4%
 Aeroflex, Inc. ..........................................  135,200       1,816,750
 BE Aerospace, Inc.*......................................   54,300         800,925
 Tristar Aerospace Co.*...................................  157,200       1,326,375
                                                                       ------------
                                                                          3,944,050
                                                                       ------------
AIRLINES -- 1.5%
 Air Express International Corp. .........................   72,600       1,275,037
 Midway Airlines Corp. ...................................   82,700       1,064,762
                                                                       ------------
                                                                          2,339,799
                                                                       ------------
BIOTECHNOLOGY -- 1.7%
 Human Genome Sciences, Inc.*.............................   62,700       1,873,162
 Martek Biosciences Corp. ................................  137,900         879,112
                                                                       ------------
                                                                          2,752,274
                                                                       ------------
BROADCASTING -- 0.6%
 Entercom Communications Corp. ...........................   32,900       1,032,238
                                                                       ------------
BUILDING RELATED/MATERIALS -- 3.2%
 Advanced Lighting Technologies, Inc.*....................  114,600         830,850
 Group Maintenance America Corp. .........................  194,300       2,659,481
 Pulte Corp. .............................................   27,200         654,500
 Service Experts, Inc. ...................................   85,300       1,071,581
                                                                       ------------
                                                                          5,216,412
                                                                       ------------
CLOTHING & APPAREL -- 4.0%
 Columbia Sportswear Co. .................................   60,700         728,400
 Quicksilver, Inc.*.......................................  127,800       4,337,212
 Tefron, Ltd. ............................................  176,900       1,393,087
                                                                       ------------
                                                                          6,458,699
                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                       DESCRIPTION                          SHARES       (NOTE 2)
                       -----------                          ------       --------
COMMON STOCKS -- (CONTINUED)
COMMERCIAL SERVICES -- 10.7%
 AHL Services, Inc. ......................................   72,600    $  1,896,675
 Barra Inc.*..............................................  102,600       2,257,200
 Lason Holdings, Inc. ....................................   43,400       2,351,737
 Nova Corp. ..............................................   95,800       2,395,000
 Perceptron, Inc. ........................................  107,800         545,737
 Personnel Group of America, Inc. ........................  179,200       2,363,200
 Plexus Corp.*............................................   66,100       2,160,644
 Romac International, Inc.*...............................   93,300       1,119,600
 Select Appointments Holdings PLC ADR.....................   83,550       2,182,744
                                                                       ------------
                                                                         17,272,537
                                                                       ------------
COMMUNICATIONS EQUIPMENT & SYSTEMS -- 1.8%
 Allen Telecom, Inc.*.....................................  143,100         688,669
 CellStar Corp. ..........................................  136,920       1,557,465
 Spectrian Corp.*.........................................   61,400         717,612
                                                                       ------------
                                                                          2,963,746
                                                                       ------------
COMPUTER HARDWARE -- 1.5%
 Cybex Computer Products Corp.*...........................   91,200       2,359,800
                                                                       ------------
COMPUTER SERVICES & SOFTWARE -- 5.8%
 3D Labs, Inc., Ltd.*.....................................   11,900          53,550
 Avid Technology, Inc. ...................................   95,300       2,793,481
 INSO Corp.*..............................................   63,400         441,819
 Peerless Systems Corp. ..................................   31,600         296,250
 Rogue Wave Software, Inc.*...............................  161,600       1,333,200
 SCB Computer Technology Inc. ............................  334,200       2,339,400
 Segue Software, Inc. ....................................  138,800       1,708,975
 Smith-Gardner & Associates, Inc.*........................   31,500         401,625
                                                                       ------------
                                                                          9,368,300
                                                                       ------------
CONSTRUCTION -- 1.3%
 Horizon Offshore, Inc.*..................................  157,200         894,075
 Kaufman & Broad Home Corp. ..............................   54,100       1,217,250
                                                                       ------------
                                                                          2,111,325
                                                                       ------------
CONSUMER PRODUCTS -- 1.1%
 Fossil, Inc. ............................................   58,800       1,852,200
                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                       DESCRIPTION                          SHARES       (NOTE 2)
                       -----------                          ------       --------
COMMON STOCKS -- (CONTINUED)
EDUCATION FACILITIES -- 2.5%
 Career Education Corp. ..................................   94,600    $  2,660,625
 ITT Educational Services, Inc.*..........................   38,000       1,384,625
                                                                       ------------
                                                                          4,045,250
                                                                       ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 12.2%
 Anaren Microwave, Inc.*..................................  103,500       2,490,469
 Astropower, Inc. ........................................   67,400         674,000
 C-COR Electronics, Inc.*.................................  109,600       1,965,950
 Dionex Corp. ............................................   42,700       1,574,562
 E-Tek Dynamics, Inc. ....................................   61,000       2,074,000
 Esterline Technologies Corp. ............................   90,100       1,542,962
 REMEC, Inc.*.............................................  168,000       2,887,500
 Sawtek, Inc. ............................................  140,100       3,117,225
 SDL, Inc.*...............................................   53,800       2,932,100
 SIPEX Corp. .............................................   35,800         409,463
                                                                       ------------
                                                                         19,668,231
                                                                       ------------
FINANCIAL -- BANKS & TRUSTS -- 3.3%
 First Republic Bank, Inc. ...............................  125,700       3,032,512
 National Commerce Bancorp................................  106,900       2,218,175
                                                                       ------------
                                                                          5,250,687
                                                                       ------------
FOOD PRODUCTS -- 0.0%
 Northland Cranberries, Inc. .............................      800           6,025
                                                                       ------------
HEALTH CARE & HOSPITAL MANAGEMENT -- 7.4%
 Cerner Corp.*............................................   76,700       1,083,388
 Orthalliance, Inc., Cl-A.................................  149,100       1,341,900
 Orthodontic Centers of America, Inc.*....................  210,300       3,154,500
 Physician Reliance Network, Inc.*........................  238,400       2,160,500
 Physicians' Specialty Corp. .............................  131,700         888,975
 Province Healthcare Co. .................................  117,800       1,789,088
 Respironics, Inc. .......................................  114,000       1,460,625
                                                                       ------------
                                                                         11,878,976
                                                                       ------------
INSURANCE -- 2.8%
 Delphi Financial Group, Inc., Cl-A*......................   72,086       3,455,623
 Triad Guaranty, Inc.*....................................   60,000       1,110,000
                                                                       ------------
                                                                          4,565,623
                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                       DESCRIPTION                          SHARES       (NOTE 2)
                       -----------                          ------       --------
COMMON STOCKS -- (CONTINUED)
INVESTMENT MANAGEMENT -- 1.9%
 Affiliated Managers Group, Inc.*.........................  117,600    $  3,057,600
                                                                       ------------
MACHINERY & EQUIPMENT -- 0.9%
 Applied Power, Inc. .....................................   59,900       1,445,088
                                                                       ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.8%
 Acuson Corp. ............................................   27,500         412,500
 Coherent, Inc. ..........................................   82,600       1,233,838
 Invacare Corp. ..........................................   63,200       1,501,000
 Schein (Henry), Inc.*....................................   53,000       1,358,125
                                                                       ------------
                                                                          4,505,463
                                                                       ------------
OIL & GAS -- 1.9%
 Kinder Morgan Energy Partners, L.P. .....................   83,300       2,993,594
 Newpark Resources, Inc. .................................    3,100          16,275
                                                                       ------------
                                                                          3,009,869
                                                                       ------------
OIL FIELD SERVICES & EQUIPMENT -- 1.0%
 Core Laboratories N.V. ..................................   91,100       1,679,656
                                                                       ------------
PHARMACEUTICALS -- 3.3%
 Dura Pharmaceuticals, Inc.*..............................  181,100       2,546,719
 Shire Pharmaceuticals Group ADR..........................   79,100       1,621,550
 Vical, Inc.*.............................................   96,200       1,226,550
                                                                       ------------
                                                                          5,394,819
                                                                       ------------
REAL ESTATE -- 0.5%
 Trammell Crow Co.* REIT..................................   52,000         806,000
                                                                       ------------
RESTAURANTS/LODGING -- 0.7%
 Garden Fresh Restaurant Corp.*...........................   68,700       1,051,969
                                                                       ------------
RETAIL & MERCHANDISING -- 3.4%
 Blue Rhino Corp. ........................................  106,700       1,820,569
 Ethan Allen Interiors, Inc.*.............................   46,300       2,083,500
 Shopko Stores, Inc. .....................................   48,800       1,537,200
                                                                       ------------
                                                                          5,441,269
                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                          VALUE
                       DESCRIPTION                          SHARES       (NOTE 2)
                       -----------                          ------       --------
COMMON STOCKS -- (CONTINUED)
TELECOMMUNICATIONS -- 19.8%
 ANTEC Corp.*.............................................  225,500    $  6,285,813
 Com21, Inc. .............................................  151,200       3,562,650
 Gilat Communications, Ltd.*..............................  115,600       1,098,200
 Gilat Satellite Networks, Ltd.*..........................   78,100       4,627,425
 Harmonic Lightwaves, Inc. ...............................  129,500       3,091,813
 Ortel Corp.*.............................................  163,800       1,310,400
 P-Com, Inc. .............................................  275,400       1,747,069
 Proxim, Inc. ............................................  159,200       4,975,000
 RF Micro Devices, Inc. ..................................   29,500       2,271,500
 Stanford Telecommunications, Inc.*.......................  173,100       2,082,609
 TTI Team Telecom International, Ltd.*....................  100,300         752,250
                                                                       ------------
                                                                         31,804,729
                                                                       ------------
Total Common Stocks (Cost $163,022,353)...................              163,241,653
                                                                       ------------

                                            EXPIRATION
                                               DATE
                                            ----------
WARRANTS -- 0.0%
 Sound Advice* (Cost $0)..................   06/14/99         15               0
                                                                    ------------
TOTAL INVESTMENTS -- 101.2%
  (COST $163,022,353)(a)..................                           163,241,653
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (1.2%)..................................                            (1,904,062)
                                                                    ------------
NET ASSETS -- 100.0%......................                          $161,337,591
                                                                    ============

---------------

Percentages indicated are based on net assets of $161,337,591.

(a) Represents cost for Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation................................  $ 20,110,924
Unrealized depreciation................................   (19,891,624)
                                                         ------------
Net unrealized appreciation............................  $    219,300
                                                         ============

ADR  -- American Depositary Receipt.
PLC  -- Public Limited Company.
REIT -- Real Estate Investment Trust.

* Non-income producing security.

See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1999
--------------------------------------------------------------------------------

ASSETS:
 Investments in securities, at value (cost $163,022,353)....    $163,241,653
 Cash.......................................................       3,064,311
 Interest receivable........................................             426
 Receivable for investment securities sold..................       1,286,942
 Receivable for capital shares sold.........................          99,024
 Prepaid expenses...........................................           8,846
                                                                ------------
Total Assets................................................     167,701,202
                                                                ------------
LIABILITIES:
 Payable for investment securities purchased................       5,541,517
 Payable for capital shares redeemed........................         507,869
 Interest payable...........................................           3,757
 Investment advisory fees payable...........................          78,271
 Administration fees payable................................          95,508
 Shareholder service fees payable...........................          32,639
 Distribution fees payable..................................           1,858
 Custodian and fund accounting fees payable.................          15,660
 Legal fees payable.........................................           1,817
 Transfer agent fees payable................................          58,605
 Other accrued expenses.....................................          26,110
                                                                ------------
Total Liabilities...........................................       6,363,611
                                                                ------------
NET ASSETS..................................................    $161,337,591
                                                                ============
Net Assets:
 A Shares...................................................    $156,769,354
 B Shares...................................................         460,137
 K Shares...................................................       4,108,100
                                                                ------------
Total.......................................................    $161,337,591
                                                                ============
Shares Outstanding ($0.001 par value, 200 million shares
 authorized):
 A Shares...................................................       9,036,697
 B Shares...................................................          26,642
 K Shares...................................................         240,402
                                                                ------------
Total.......................................................       9,303,741
                                                                ============
NET ASSET VALUE:
 A Shares -- Net asset value and redemption price per
   share....................................................    $      17.35
                                                                ============
 Maximum Sales Charge (A Shares)............................            5.75%
 Maximum Offering Price (A Shares) (Net Asset Value of A
   Shares/(100% -- Maximum Sales Charge))...................    $      18.41
                                                                ============
 B Shares -- Net asset value and offering price per share...    $      17.27
                                                                ============
 K Shares -- Net asset value, offering and redemption price
   per share................................................    $      17.09
                                                                ============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................    $      9,304
 Additional paid-in capital.................................     161,536,839
 Accumulated undistributed net investment loss..............            (702)
 Accumulated net realized loss on investment transactions...        (427,150)
 Net unrealized appreciation on investments.................         219,300
                                                                ------------
NET ASSETS, FEBRUARY 28, 1999...............................    $161,337,591
                                                                ============

---------------

See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend..................................................    $    390,216
  Interest..................................................         432,604
                                                                ------------
Total Income................................................         822,820
                                                                ------------
EXPENSES:
  Advisory fees.............................................       1,168,366
  Administration fees.......................................         584,183
  Shareholder service fees (A Shares).......................         477,654
  Shareholder service fees (B Shares)(a)....................             425
  Shareholder service fees (K Shares).......................           8,857
  Distribution fees (B Shares)(a)...........................           1,272
  Distribution fees (K Shares)..............................          26,570
  Custodian and fund accounting fees........................         104,099
  Interest fees.............................................          49,567
  Registration fees.........................................          21,440
  Reports to shareholders...................................          49,975
  Transfer agent fees.......................................         518,383
  Audit fees................................................          16,267
  Legal fees................................................           6,085
  Directors fees............................................           5,715
  Other expenses............................................          17,697
                                                                ------------
    Total Expenses..........................................       3,056,555
Less: Fee waivers & expense reimbursements..................          (8,857)
     Expenses paid by third parties.........................         (54,380)
                                                                ------------
Total Net Expenses..........................................       2,993,318
                                                                ------------
NET INVESTMENT LOSS.........................................      (2,170,498)
                                                                ------------
NET REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gain on investment transactions..............      16,710,095
  Net change in unrealized appreciation on investments......     (44,108,800)
                                                                ------------
Net realized/unrealized loss on investments.................     (27,398,705)
                                                                ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............    $(29,569,203)
                                                                ============

---------------

(a) Period from July 15, 1998 (date of initial offering) to February 28, 1999.

See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 YEAR ENDED
                                                        -----------------------------
                                                        FEBRUARY 28,    FEBRUARY 28,
                                                            1999            1998
                                                        -------------   -------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss.................................  $  (2,170,498)  $  (2,442,022)
  Net realized gains on investment transactions.......     16,710,095       8,159,465
  Net change in unrealized appreciation on
    investments.......................................    (44,108,800)     39,076,574
                                                        -------------   -------------
Change in net assets resulting from operations........    (29,569,203)     44,794,017
                                                        -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains from investment transactions:
    A Shares..........................................    (18,482,641)    (12,977,267)
    B Shares..........................................       (336,960)(a)            --
    K Shares..........................................        (21,193)        (71,786)
                                                        -------------   -------------
Change in net assets from shareholder distributions...    (18,840,794)    (13,049,053)
                                                        -------------   -------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.........................    148,600,203     151,652,363
  Dividends reinvested................................     17,563,193      12,251,824
  Cost of shares redeemed.............................   (178,074,364)   (176,237,358)
                                                        -------------   -------------
Change in net assets from capital share
  transactions........................................    (11,910,968)    (12,333,171)
                                                        -------------   -------------
Change in net assets..................................    (60,320,965)     19,411,793
NET ASSETS:
  Beginning of Year...................................    221,658,556     202,246,763
                                                        -------------   -------------
  End of Year (including undistributed net investment
    losses of $702, and $2,877, respectively.)........  $ 161,337,591   $ 221,658,556
                                                        =============   =============

---------------

(a) Period from July 15, 1998 (date of initial offering) to February 28, 1999.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1999
--------------------------------------------------------------------------------

ASSETS:
 Investment in Master Investment Trust, Series I -- Blue
   Chip Portfolio, at value.................................  $844,822,753
 Prepaid expenses...........................................        14,341
                                                              ------------
Total Assets................................................   844,837,094
                                                              ------------
LIABILITIES:
 Payable for capital shares redeemed........................           736
 Administration fees payable................................        72,397
 Shareholder service fees payable...........................       113,331
 Distribution fees payable..................................        13,583
 Fund accounting fees and expenses payable..................         4,840
 Legal fees payable.........................................         3,274
 Other accrued expenses.....................................        13,370
                                                              ------------
Total Liabilities...........................................       221,531
                                                              ------------
NET ASSETS..................................................  $844,615,563
                                                              ============
Net Assets:
 A Shares...................................................  $400,663,545
 B Shares...................................................    12,859,526
 K Shares...................................................    13,308,716
 SRF Shares.................................................   417,783,776
                                                              ------------
Total.......................................................  $844,615,563
                                                              ============
Shares Outstanding ($0.001 par value, 400 million shares
 authorized):
 A Shares...................................................    11,985,320
 B Shares...................................................       385,661
 K Shares...................................................       400,367
 SRF Shares.................................................    14,188,494
                                                              ------------
Total.......................................................    26,959,842
                                                              ============
NET ASSET VALUE:
 A Shares -- Net asset value and redemption price per
   share....................................................  $      33.43
                                                              ============
 Maximum Sales Charge (A Shares)............................          5.75%
 Maximum Offering Price (A Shares)
   (Net Asset Value of A Shares/(100% -- Maximum Sales
     Charge))...............................................  $      35.47
                                                              ============
 B Shares -- Net asset value, offering price and redemption
   price per share..........................................  $      33.34
                                                              ============
 K Shares -- Net asset value, offering price and redemption
   price per share..........................................  $      33.24
                                                              ============
 SRF Shares -- Net asset value, offering price and
   redemption price per share...............................  $      29.45
                                                              ============
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.............................  $     26,960
 Additional paid-in capital.................................   581,602,704
 Undistributed net investment income........................       279,487
 Accumulated net realized gains on investment
   transactions.............................................    26,264,177
 Net unrealized appreciation on investments.................   236,442,235
                                                              ------------
NET ASSETS, FEBRUARY 28, 1999...............................  $844,615,563
                                                              ============

---------------

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Investment Income from Master Investment Trust,
    Series I -- Blue Chip Portfolio:
    Dividend income.........................................  $ 10,071,631
    Interest income.........................................     1,242,581
                                                              ------------
                                                                11,314,212
                                                              ------------
  Expenses..................................................     4,774,901
  Less: Fee waivers and expense reimbursements..............       (60,782)
                                                              ------------
                                                                 4,714,119
                                                              ------------
Net Investment Income from Master Investment Trust,
  Series I -- Blue Chip Portfolio...........................     6,600,093
                                                              ------------
EXPENSES:
  Administration fees.......................................     1,155,027
  Shareholder service fees (A Shares).......................       920,154
  Shareholder service fees (B Shares) (a)...................         9,773
  Shareholder service fees (K Shares).......................        23,412
  Shareholder service fees (SRF Shares).....................       971,730
  Distribution fees (B Shares) (a)..........................        29,318
  Distribution fees (K Shares)..............................        70,117
  Transfer agent fees.......................................       826,462
  Fund accounting fees and expenses.........................        29,999
  Legal fees................................................        22,717
  Directors fees............................................        18,171
  Reports to shareholders...................................       139,449
  Other expenses............................................       122,079
                                                              ------------
    Total Expenses..........................................     4,338,408
Less: Fee waivers and expense reimbursements................      (855,850)
                                                              ------------
Total Net Expenses..........................................     3,482,558
                                                              ------------
NET INVESTMENT INCOME.......................................     3,117,535
                                                              ------------
REALIZED/UNREALIZED GAINS ON INVESTMENTS FROM INVESTMENT
  TRUST, SERIES I -- BLUE CHIP PORTFOLIO:
  Net realized gains on investment transactions.............    58,970,885
  Net change in unrealized appreciation on investments......    67,560,696
                                                              ------------
Net realized/unrealized gains on investments from Master
  Investment Trust, Series I -- Blue Chip Portfolio.........   126,531,581
                                                              ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $129,649,116
                                                              ============

---------------

(a) Period from July 15, 1998 (date of initial offering) to February 28, 1999. See Notes to Financial Statements.

PACIFIC HORIZON PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                YEAR ENDED
                                                        ---------------------------
                                                        FEBRUARY 28,   FEBRUARY 28,
                                                            1999           1998
                                                        ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...............................  $  3,117,535   $  3,219,113
  Net realized gains on investment transactions.......    58,970,885     45,222,647
  Net change in unrealized appreciation on
    investments.......................................    67,560,696     72,902,865
                                                        ------------   ------------
Change in net assets resulting from operations........   129,649,116    121,344,625
                                                        ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares..........................................    (1,252,152)    (1,127,669)
    B Shares (a)......................................        (2,615)            --
    K Shares..........................................          (198)        (3,838)
    SRF Shares........................................    (2,302,330)    (1,629,501)(b)
  Net realized gains from investment transactions:
    A Shares..........................................   (20,306,882)   (24,949,427)
    B Shares (a)......................................      (335,964)            --
    K Shares..........................................      (573,737)      (388,442)
    SRF Shares........................................   (23,679,815)   (19,671,559)(b)
                                                        ------------   ------------
Change in net assets from shareholder distributions...   (48,453,693)   (47,770,436)
                                                        ------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.........................   250,159,978    475,502,874
  Dividends reinvested................................    45,963,643     44,254,196
  Cost of shares redeemed.............................  (198,118,661)   (82,117,652)
                                                        ------------   ------------
Change in net assets from capital share
  transactions........................................    98,004,960    437,639,418
                                                        ------------   ------------
Change in net assets..................................   179,200,383    511,213,607
NET ASSETS:
  Beginning of Year...................................   665,415,180    154,201,573
                                                        ------------   ------------
  End of Year (including undistributed net investment
    income of $279,487 and $636,250, respectively.)...  $844,615,563   $665,415,180
                                                        ============   ============

---------------

(a) Period from July 15, 1998 (date of initial offering) to February 28, 1999.

(b) Period from June 23, 1997 (inception date) to February 28, 1998.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1999, the Company operated as a series company comprising seventeen Funds. The accompanying financial statements and notes are those of the Pacific Horizon Aggressive Growth Fund (the "Aggressive Growth Fund") and the Pacific Horizon Blue Chip Fund (the "Blue Chip Fund"), collectively the "Funds", individually the "Fund".

    The Funds each offer A Shares, K Shares and effective July 15, 1998, began offering B Shares. Additionally, the Blue Chip Fund offers SRF Shares. A Shares and SRF Shares have a Shareholder Services Plan, B Shares have a Distribution and Services plan, and K Shares have a Distribution Plan and Administrative and Shareholder Services Plan. B Shares of the Funds will automatically convert into A Shares of the Fund at the end of the month on which the eighth anniversary of the date of purchase occurs.

The investment objectives of the Funds are as follows:

    The Aggressive Growth Fund -- seeks to maximize capital appreciation through investments in common stocks and convertible securities.

    The Blue Chip Fund -- seeks to achieve its investment objective by investing substantially all of its assets in the Blue Chip Portfolio (the "Portfolio") of the Master Investment Trust, Series I (the "Trust"), an open-end management company that has the same investment objective as that of the Blue Chip Fund. The investment objective of the Portfolio is long term capital appreciation through investments in blue chip stocks. The value of the Blue Chip Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (93.1% at February 28, 1999). The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Blue Chip Fund's financial statements.

Adviser and Administrator

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation ("BankAmerica"), serves as the Aggressive Growth Fund's investment adviser and administrator.

On October 1, 1998, BankAmerica Corp., the Adviser's and Administrator's parent company, completed its merger with NationsBank Corporation. The combined company operates under the name BankAmerica. BankAmerica continues to serve the Funds on identical terms as described in Note 3.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    Furthermore, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with PFPC under which PFPC has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Blue Chip Fund. The Blue Chip Fund bears all fees and expenses charged by PFPC for these services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Aggressive Growth Fund. The Aggressive Growth Fund bears all fees and expenses charged by BONY for these services.

Distributor and Transfer Agent

    Provident Distributors, Inc. ("PDI") serves as principal underwriter and distributor of shares of the Funds. PFPC serves as the Funds' transfer agent and dividend disbursing agent.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The Aggressive Growth Fund values portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and ask prices on the date of valuation. Bid price is used when no ask price is available. The Aggressive Growth Fund may also use an independent pricing service, approved by the Board of Directors, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    The valuation of securities of the Blue Chip Fund's investment in the Portfolio is discussed in Note 2 of the Portfolio's financial statements.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Aggressive Growth Fund records security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on an identified cost basis.

    The Blue Chip Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors in the Portfolio based upon the value of their investments in the Portfolio. Such investments are adjusted on a daily basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The Aggressive Growth Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1999, custodian fees and expenses paid by third parties were increased by $54,380. There was no effect on net investment income. The Fund could have invested such cash amounts in an income producing asset if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

    Effective October 1, 1996 the earnings credit account for the Aggressive Growth Fund converted to an interest bearing account. Earnings credit balances were available until February 28, 1999.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income, if any, is declared and paid as a dividend to shareholders of record at the close of business on record date at least annually for the Aggressive Growth Fund and quarterly for the Blue Chip Fund. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                               ACCUMULATED UNDISTRIBUTED    ACCUMULATED NET REALIZED
                                 NET INVESTMENT INCOME     GAIN/(LOSS) ON INVESTMENTS
                               -------------------------   --------------------------
Aggressive Growth Fund.......         $2,172,673                   $ 410,744
Blue Chip Fund...............         $   82,997                   $ (82,997)

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

    Capital losses incurred after October 31 for the Aggressive Growth Fund are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer capital losses of $359,588 after October 31, 1998.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Aggressive Growth Fund has an Investment Advisory Agreement and an Administration Agreement with Bank of America. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Aggressive Growth Fund, which is accrued daily and payable monthly, at an annual rate of 0.60% of the Fund's average daily net assets. Pursuant to the terms of the Administration Agreement, Bank of America is entitled to a fee which is accrued daily and payable monthly, at an annual rate of 0.30% and 0.15% of the average daily net assets of the Aggressive Growth Fund and Blue Chip Fund, respectively. For the year ended February 28, 1999, Bank of America waived $82,094 of its fee as Administrator for the Blue Chip Fund. For the same period, Bank of America reimbursed $38,230 for operating expenses of the Blue Chip Fund.

    For the year ended February 28, 1999, PDI advised the Funds that it retained $9,785 and $93,031 from commissions earned on sales of the Aggressive Growth Fund's and Blue Chip Fund's shares, respectively. For the same period, Bank of America and its affiliates advised the Funds that they retained $8,322 and $209,302 from commissions earned on sales of shares of the Aggressive Growth Fund and Blue Chip Fund, respectively.

    The Funds have a Shareholder Services Plan (the "Plan") under which each Fund pays PDI for shareholder servicing expenses incurred in connection with A Shares of each Fund. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of each Fund's average daily net assets for A Shares. For the year ended February 28, 1999, the Aggressive Growth Fund and Blue Chip Fund incurred charges of $477,654 and $920,154, respectively, pursuant to the Plan. The Funds were advised that of these amounts, PDI retained $184,734 and $19,250 from the Aggressive Growth Fund and Blue Chip Fund, respectively, and affiliates of Bank of America retained $210,186 and $827,207, respectively. The Plan provides that if, in any month, the fees paid to PDI are less than the costs incurred by PDI, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred.

    The Funds have adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 act, under which the B Shares of the Aggressive Growth Fund and the Blue Chip Fund pay Bank of America for costs incurred in connection with distribution of the B Shares and for shareholder servicing fees to Service Organizations. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund's B Shares. For the period ended February 28, 1999, the Aggressive Growth Fund and the Blue Chip Fund incurred charges of $1,697 and $39,091, pursuant to the Plan. The Funds were advised that of these amounts, affiliates of Bank of America retained $1,682 and $38,863 from the Aggressive Growth Fund and Blue Chip Fund, respectively.

    The Funds have adopted a Distribution Plan and an Administrative and Shareholder Services Plan (the "Administrative Plan") with respect to K Shares of the Funds. Under the Distribution Plan, the Funds paid PDI for expenses primarily intended to result in the sale of the Funds' K Shares. Under the Distribution Plan, payments by the Funds for distribution expenses may not exceed 0.75% of the average daily net assets of each Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. For the period ended February 28, 1999, the Blue Chip Fund incurred charges of $70,257 pursuant to the plan. For the same period, $8,857 and $22,963 of distribution fees were waived by PDI for the Aggressive Growth Fund and Blue Chip Fund, respectively. Under the Administrative Plan, the Funds pay for expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative ser-vices may not exceed 0.25% and 0.75%, respectively, of the average daily net assets of each Fund's K Shares. For the year ended February 28, 1999, the Aggressive Growth Fund and the Blue Chip Fund incurred charges of $35,427 and $93,529, respectively, pursuant to the Administrative Plan. The Blue Chip Fund was advised that of these amounts, PDI retained $388. The total of all payments under the Distribution Plan and the Administrative Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of each Fund's K Shares.

    The Blue Chip Fund has a Shareholder Services Plan under which the Fund pays the Distributor for shareholder servicing expenses incurred in connection with the SRF shares. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of the Fund's average daily net assets for SRF Shares. For the year ended February 28, 1999, The Blue Chip Fund incurred charges of $971,730, pursuant to the Plan. The Fund was advised that of this amount the affiliates of Bank of America retained $198,386. For the same period Bank of America waived $773,344 of shareholder servicing fees for the Blue Chip Fund.

    For the year ended February 28, 1999, PFPC earned $518,383 and $826,462 from the Aggressive Growth Fund and Blue Chip Fund, respectively, for transfer agency and dividend disbursing agency services performed.

    A partner of Drinker Biddle & Reath LLP ("DBR") serves as Secretary of the Company. Legal fees earned by DBR are stated in the statement of operations for each Fund.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $60,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives an annual retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $40,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A director will receive an additional 10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however, a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director should be assigned an Applicable Percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $1,873 and $1,491 for the Aggressive Growth Fund and Blue Chip Fund, respectively, for the year ended February 28, 1999. A director who comes into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the year ended February 28, 1999, the cost of purchases and the proceeds from sales of the Aggressive Growth Fund's portfolio securities (excluding short-term investments) amounted to $685,275,949, and $708,030,915, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of common stock of the Funds are summarized below:

                                                 AGGRESSIVE GROWTH FUND
                                       ------------------------------------------
                                           YEAR ENDED             YEAR ENDED
                                        FEBRUARY 28, 1999      FEBRUARY 28, 1998
                                       -------------------    -------------------
                                       SHARES     AMOUNT      SHARES     AMOUNT
                                       ------    ---------    ------    ---------
A SHARES (000's)
  Issued.............................  7,208     $ 144,553    7,237     $ 148,823
  Reinvested.........................    960        17,204      610        12,180
  Redeemed...........................  (8,786)    (176,044)   (8,496)    (175,796)
                                       ------    ---------    ------    ---------
Net increase (decrease)..............   (618)    $ (14,287)    (649)    $ (14,793)
                                       ======    =========    ======    =========
B SHARES (000's)(a)
  Issued.............................     29     $     553       --     $      --
  Reinvested.........................      1            21       --            --
  Redeemed...........................     (4)          (69)      --            --
                                       ------    ---------    ------    ---------
Net increase.........................     26     $     505       --     $      --
                                       ======    =========    ======    =========
K SHARES (000's)
  Issued.............................    177     $   3,494      136     $   2,829
  Reinvested.........................     19           338        4            72
  Redeemed...........................    (92)       (1,962)     (21)         (441)
                                       ------    ---------    ------    ---------
Net increase.........................    104     $   1,870      119     $   2,460
                                       ======    =========    ======    =========

---------------

(a) Period from July 15, 1998 (inception date) to February 28, 1999.

                                                    BLUE CHIP FUND
                                       -----------------------------------------
                                           YEAR ENDED             YEAR ENDED
                                        FEBRUARY 28, 1999     FEBRUARY 28, 1998
                                       -------------------    ------------------
                                       SHARES     AMOUNT      SHARES     AMOUNT
                                       ------    ---------    ------    --------
A SHARES (000's)
  Issued.............................  5,779     $ 181,139    4,831     $131,727
  Reinvested.........................    625        19,069      835       22,562
  Redeemed...........................  (4,060)    (125,766)   (2,082)    (56,813)
                                       ------    ---------    ------    --------
Net increase.........................  2,344     $  74,442    3,584     $ 97,476
                                       ======    =========    ======    ========
B SHARES (000's)(a)
  Issued.............................    390     $  12,295       --     $     --
  Reinvested.........................     11           336       --           --
  Redeemed...........................    (15)         (480)      --           --
                                       ------    ---------    ------    --------
Net increase.........................    386     $  12,151       --     $     --
                                       ======    =========    ======    ========
K SHARES (000's)
  Issued.............................    277     $   8,600      186     $  5,146
  Reinvested.........................     19           577       15          392
  Redeemed...........................   (126)       (4,046)     (29)        (785)
                                       ------    ---------    ------    --------
Net increase.........................    170     $   5,131      172     $  4,753
                                       ======    =========    ======    ========
SRF SHARES (000's)
  Issued.............................  1,723     $  48,126    14,066    $338,628
  Reinvested.........................    964        25,981      875       21,300
  Redeemed...........................  (2,459)     (67,827)    (981)     (24,519)
                                       ------    ---------    ------    --------
Net increase.........................    228     $   6,280    13,960(b) $335,409(b)
                                       ======    =========    ======    ========

---------------

(a) Period from July 15, 1998 (date of initial offering) to February 28, 1999.
(b) Period from June 23, 1997 (inception date) to February 28, 1998.

NOTE 7 -- PROPOSED REORGANIZATIONS

    The Board of Directors of the Pacific Horizon Funds, Inc has approved Agreements and Plans of Reorganization ("Agreements") between Pacific Horizon Funds, Inc. and Nations Institutional Reserves. The Agreements, which are part of a broader reorganization of Pacific Horizon Funds, Inc. into the Nations family of Funds, provide for the transfer of all of the assets of the Pacific Horizon Aggressive Growth and Blue Chip Funds to the Nations Small Company Growth Fund and the Nations Blue Chip Fund, respectively, in exchange solely for the number of shares of the Nations Small Company Growth Fund and the Nations Blue Chip Fund, Investor A, Investor B and Investor C Shares, and with respect to the Blue Chip Fund, Seafirst Shares, respectively, having the same aggregate net asset value as the outstanding shares of Class A, Class B, and Class K of the Pacific Horizon Aggressive Growth Fund and Class A, Class B, Class K and

Class SRF of the Pacific Horizon Blue Chip Fund as of the close of business of the New York Stock Exchange on the day that the Reorganizations are effective. The Agreements also provide for the assumption by the Nations Small Company Growth Fund and Nations Blue Chip Fund of all of the liabilities of each of these respective Funds. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940
Act) of outstanding shares of each of the funds of Pacific Horizon Funds, Inc., at a Special Meeting of Shareholders ("Meeting") is scheduled to be held on May 3, 1999. A detailed description of the proposed transactions and voting information was sent to shareholders of the Funds on or about February 12, 1999. If the Agreements are approved at the Meeting, the Reorganization is expected to become effective on or about May 14, 1999 for the Pacific Horizon Aggressive Growth Fund and on or about May 21, 1999 for the Pacific Horizon Blue Chip Fund.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                     YEAR ENDED
                                  --------------------------------------------------------------------------------
                                  FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                    1999(b)            1998           1997(a)            1996             1995
                                  ------------     ------------     ------------     ------------     ------------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR..............    $ 22.64           $19.60           $23.49           $20.61           $25.70
                                    -------           ------           ------           ------           ------
Income from Investment
 Operations:
 Net investment income (loss)...      (0.23)           (0.25)           (0.25)           (0.27)           (0.22)
 Net realized and unrealized
   gains (losses) on investment
   transactions.................      (3.04)            4.62             2.26             8.35            (0.95)
                                    -------           ------           ------           ------           ------
Total income (loss) from
 investment operations..........      (3.27)            4.37             2.01             8.08            (1.17)
                                    -------           ------           ------           ------           ------
Less Dividends and
 Distributions:
 Distributions to shareholders
   from net realized gains on
   investment transactions......      (2.02)           (1.33)           (5.90)           (5.20)           (3.92)
                                    -------           ------           ------           ------           ------
Net change in net asset value
 per share......................      (5.29)            3.04            (3.89)            2.88            (5.09)
                                    -------           ------           ------           ------           ------
NET ASSET VALUE PER SHARE, END
 OF YEAR........................    $ 17.35           $22.64           $19.60           $23.49           $20.61
                                    =======           ======           ======           ======           ======
Total return (excludes sales
 charge)........................     (14.64%)          23.30%            9.13%           40.88%           (3.59%)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)...................    $   157           $  219           $  202           $  180           $  132
 Ratio of expenses to average
   net assets...................       1.53%            1.46%            1.42%            1.51%            1.46%
 Ratio of net investment
   income/loss to average net
   assets.......................      (1.13%)          (1.18%)          (1.26%)           1.35%            1.04%
 Ratio of expenses to average
   net assets*..................       1.56%**(c)       1.52%**(c)       1.44%**          1.64%**            (c)
 Ratio of net investment
   income/loss to average net
   assets*......................      (1.13%)**(c)     (1.18%)**(c)        (c)              (c)              (c)
 Portfolio turnover rate........        385%              83%              99%              93%              92%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **  During the years ended February 28, 1999, 1998 and 1997 and
     February 29, 1996, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c)  There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                               1999(a)(b)
                                                              ------------
B SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............    $ 23.27
                                                                -------
Income from Investment Operations:
 Net investment loss........................................      (0.15)
 Net realized losses on investment transactions.............      (3.83)
                                                                -------
Total income from investment operations.....................      (3.98)
                                                                -------
Less Dividends and Distributions:
 Distributions to shareholders from net realized gains on
   investment transactions..................................      (2.02)
                                                                -------
Net change in net asset value per share.....................      (6.00)
                                                                -------
Net asset value per share, end of period....................    $ 17.27
                                                                =======
Total return................................................     (17.29%)(e)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (000)..........................    $   460
 Ratio of expenses to average net assets....................       2.87% (d)
 Ratio of net investment loss to average net assets.........      (2.47%)(d)
 Ratio of expenses to average net assets*...................       2.91%**(c)(d)
 Ratio of net investment loss to average net assets*........      (2.47%)**(c)(d)
 Portfolio turnover rate....................................        385%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** During the period ended February 28, 1999, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a)  Period from July 15, 1998 (date of initial offering) to
     February 28, 1999.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c)  There were no waivers or reimbursements during the period.
(d)  Annualized.
(e)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                  YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                 FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 28,
                                                   1999(b)           1998          1997(a)
                                                 ------------    ------------    ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
 PERIOD........................................    $ 22.44          $19.53          $24.20
                                                   -------          ------          ------
Income from Investment Operations:
 Net investment loss...........................      (0.29)          (0.32)          (0.06)
 Net realized gains (losses) on investment
   transactions................................      (3.04)           4.56            1.29
                                                   -------          ------          ------
Total income from investment operations........      (3.33)           4.24            1.23
                                                   -------          ------          ------
Less Dividends and Distributions:
 Distributions to shareholders from net
   realized gains on investment transactions...      (2.02)          (1.33)          (5.90)
                                                   -------          ------          ------
Net change in net asset value per share........      (5.35)           2.91           (4.67)
                                                   -------          ------          ------
Net asset value per share, end of period.......    $ 17.09          $22.44          $19.53
                                                   =======          ======          ======
Total return...................................     (15.01%)         22.70%           5.65% (d)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (000).............    $ 4,108          $3,051          $  340
 Ratio of expenses to average net assets.......       2.04%           1.93%           1.95% (c)
 Ratio of net investment loss to average net
   assets......................................      (1.64%)         (1.63%)         (1.78%)(c)
 Ratio of expenses to average net assets*......       2.32%**         2.24%**         2.22% (c)**
 Ratio of net investment loss to average net
   assets*.....................................      (1.89%)**       (1.88%)         (2.03%)(c)
 Portfolio turnover rate.......................        385%             83%             99%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** During the periods ended February 28, 1999, 1998 and 1997, the Fund received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated.
     The ratio of net investment income was not affected.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c)  Annualized.
(d)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                      YEAR ENDED
                                   --------------------------------------------------------------------------------
                                   FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                       1999             1998           1997(a)            1996             1995
                                   ------------     ------------     ------------     ------------     ------------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR...............     $29.90           $25.22           $20.53           $15.81           $14.97
                                      ------           ------           ------           ------           ------
Income from Investment
 Operations:
 Net investment income...........       0.09             0.16             0.23             0.26             0.31
 Net realized and unrealized
   gains on investment
   transactions..................       5.26             7.91             5.21             4.96             0.80
                                      ------           ------           ------           ------           ------
Total income from investment
 operations......................       5.35             8.07             5.44             5.22             1.11
                                      ------           ------           ------           ------           ------
Less Dividends and Distributions:
 Dividends to shareholders from
   net investment income.........      (0.10)           (0.15)           (0.22)           (0.28)           (0.27)
 Dividends to shareholders from
   net realized gains on
   investment transactions.......      (1.72)           (3.24)           (0.53)           (0.22)              --
                                      ------           ------           ------           ------           ------
Total Dividends and
 Distributions...................      (1.82)           (3.39)           (0.75)           (0.50)           (0.27)
                                      ------           ------           ------           ------           ------
Net change in net asset value per
 share...........................       3.53             4.68             4.69             4.72             0.84
                                      ------           ------           ------           ------           ------
NET ASSET VALUE PER SHARE, END OF
 YEAR............................     $33.43           $29.90           $25.22           $20.53           $15.81
                                      ======           ======           ======           ======           ======
Total return (excludes sales
 charge).........................      18.58%           33.96%           27.01%           33.39%            7.60%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year
   (millions)....................     $  401           $  288           $  153           $   67           $    6
 Ratio of expenses to average net
   assets........................       1.16%            1.18%            1.28%            0.83%            0.00%
 Ratio of net investment income
   to average net assets.........       0.31%            0.63%            0.99%            1.63%            2.46%
 Ratio of expenses to average net
   assets*.......................       1.17%            1.22%            1.71%            2.28%            6.32%
 Ratio of net investment income
   to average net assets*........       0.30%            0.59%            0.56%            0.18%           (3.86%)

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                PERIOD ENDED
                                                                FEBRUARY 28,
                                                                  1999(a)
                                                                ------------
B SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............       $33.73
                                                                   ------
Income from Investment Operations:
 Net investment loss........................................        (0.05)
 Net realized gains on investment transactions..............         1.39
                                                                   ------
Total income from investment operations.....................         1.34
                                                                   ------
Less: Dividends and Distributions:
 Dividends to shareholders from net investment income.......        (0.01)
 Distributions to shareholders from net realized gains on
   investment transactions..................................        (1.72)
                                                                   ------
Total Dividends and Distributions...........................        (1.73)
                                                                   ------
Net change in net asset value per share.....................        (0.39)
                                                                   ------
NET ASSET VALUE PER SHARE, END OF PERIOD....................       $33.34
                                                                   ======
Total return................................................          4.53%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (millions).....................       $   13
 Ratio of expenses to average net assets....................         1.97% (b)
 Ratio of net investment loss to average net assets.........        (0.58%)(b)
 Ratio of expenses to average net assets*...................         1.99% (b)
 Ratio of net investment loss to average net assets*........        (0.60%)(b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 15, 1998 (date of initial offering) to
     February 28, 1999.
(b)  Annualized.
(c)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                        PERIOD
                                                      YEAR ENDED      YEAR ENDED        ENDED
                                                     FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 28,
                                                         1999            1998          1997(a)
                                                     ------------    ------------    ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.....     $29.79          $25.20          $20.38
                                                        ------          ------          ------
Income from Investment Operations:
 Net investment income/(losses)....................      (0.06)           0.04            0.07
 Net realized gains on investment transactions.....       5.23            7.83            5.35
                                                        ------          ------          ------
Total income from investment operations............       5.17            7.87            5.42
                                                        ------          ------          ------
Less: Dividends and Distributions:
 Dividends to shareholders from net investment
   income..........................................         --           (0.04)          (0.07)
 Distributions to shareholders from net realized
   gains on investment transactions................      (1.72)          (3.24)          (0.53)
                                                        ------          ------          ------
Total Dividends and Distributions..................      (1.72)          (3.28)          (0.60)
                                                        ------          ------          ------
Net change in net asset value per share............       3.45            4.59            4.82
                                                        ------          ------          ------
NET ASSET VALUE PER SHARE, END OF PERIOD...........     $33.24          $29.79          $25.20
                                                        ======          ======          ======
Total return.......................................      17.96%          33.08%           26.96%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (millions)............     $   13          $    7          $    1
 Ratio of expenses to average net assets...........       1.66%           1.67%           1.92%(b)
 Ratio of net investment income/(loss) to average
   net assets......................................      (0.22%)           0.12%          0.45%(b)
 Ratio of expenses to average net assets*..........       1.92%           1.69%           2.12%(b)
 Ratio of net investment income/(loss) to average
   net assets*.....................................      (0.48%)           0.10%          0.25%(b)

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from July 22, 1996 (inception date) to February 28,
     1997.
(b)  Annualized.
(c)  Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON BLUE CHIP FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                FOR THE
                                                                                 PERIOD
                                                                                JUNE 23,
                                                                                1997(a)
                                                               YEAR ENDED       THROUGH
                                                              FEBRUARY 28,    FEBRUARY 28,
                                                                  1999            1998
                                                              ------------    ------------
SRF SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD..............     $26.53          $24.02
                                                                 ------          ------
Income from Investment Operations:
 Net investment income......................................       0.14            0.14
 Net realized and unrealized gains on investment
   transactions.............................................       4.66            3.99
                                                                 ------          ------
Total income from investment operations.....................       4.80            4.13
                                                                 ------          ------
Less Dividends and Distributions:
 Dividends to shareholders from net investment income.......      (0.16)          (0.12)
 Distributions to shareholders from net realized gains......      (1.72)          (1.50)
                                                                 ------          ------
Total Dividends and Distributions...........................      (1.88)          (1.62)
                                                                 ------          ------
Net change in net asset value per share.....................       2.92            2.51
                                                                 ------          ------
NET ASSET VALUE PER SHARE, END OF PERIOD....................     $29.45          $26.53
                                                                 ======          ======
Total Return................................................      18.89%           19.30%(c)
RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (millions)........................     $  418          $  370
 Ratio of expenses to average net assets....................       0.95%           0.95%(b)
 Ratio of net investment income to average net assets.......       0.52%           0.81%(b)
 Ratio of expenses to average net assets*...................       1.17%           1.15%(b)
 Ratio of net investment income to average net assets*......       0.30%           0.61%(b)

---------------

  * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Date of commencement of operations of SRF Shares of the Fund.
(b)  Annualized.
(c)  Not annualized.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon Aggressive Growth Fund and Pacific Horizon Blue Chip Fund (two of the portfolios constituting the Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As explained in Note 7, the Board of Directors of the Pacific Horizon Funds, Inc. has approved an agreement and plan of reorganization between Pacific Horizon Funds, Inc. and Nations Institutional Reserves. A Special Meeting of Shareholders of the Funds is scheduled to be held on May 3, 1999 to seek approval of the merger of the Pacific Horizon Aggressive Growth Fund and Blue Chip Fund and Nations Small Company Growth Fund and Blue Chip Fund, respectively.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
April 22, 1999

                        PACIFIC   HORIZON INCOME   FUNDS

                          PACIFIC HORIZON INCOME FUNDS
                                 ANNUAL REPORT
                               February 28, 1999

                        U.S. Government Securities Fund

                              Flexible Income Fund

                             Intermediate Bond Fund

                               Investing For All
                             The Times Of Your Life

                                NOT FDIC INSURED

                          PACIFIC HORIZON FUNDS, INC.
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                                 1-800-332-3863

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                            Bank of America National
                         Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                             Conshohocken, PA 19428

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Provident Distributors, Inc. which is unaffiliated with the Bank of America. Bank of America serves as investment adviser to the Funds and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
 INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT BANK
 DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,           NOT
 BANK OF AMERICA OR ANY AFFILIATES. AN INVESTMENT IN              FDIC
 MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE          INSURED
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
      --------------------------------------------------------------------------

          ..................................

                                                                        Contents

                                      FUND FACTS                              2-3
                                      UNDERSTANDING YOUR
                                        SHAREHOLDER REPORT                    4-6
                                      ECONOMIC REVIEW FROM THE INVESTMENT
                                        ADVISER                               7-8
                                      FUND OVERVIEW AND INTERVIEW WITH YOUR
                                        INVESTMENT MANAGER                   9-25
                                      PACIFIC HORIZON U.S. GOVERNMENT
                                        SECURITIES FUND
                                        Portfolio of Investments            27-28
                                        Statement of Assets and Liabilities    29
                                        Statement of Operations                30
                                        Statements of Changes
                                          in Net Assets                        31
                                      PACIFIC HORIZON FLEXIBLE INCOME FUND
                                        Portfolio of Investments            32-38
                                        Statement of Assets and Liabilities    39
                                        Statement of Operations                40
                                        Statements of Changes
                                          in Net Assets                        41
                                      PACIFIC HORIZON INTERMEDIATE BOND
                                        FUND
                                        Statement of Assets and Liabilities    42
                                        Statement of Operations                43
                                        Statements of Changes
                                          in Net Assets                        44
                                        Notes to Financial Statements       45-56
                                        Financial Highlights                57-63
                                        Report of Independent Accountants      64
                                      MASTER INVESTMENT TRUST, SERIES
                                        I -- INVESTMENT
                                        GRADE BOND PORTFOLIO
                                        Portfolio of Investments            65-72
                                        Statement of Assets and Liabilities    73
                                        Statement of Operations                74
                                        Statements of Changes
                                          in Net Assets                        75
                                        Notes to Financial Statements       76-79
                                        Supplementary Data                     80
                                        Report of Independent Accountants      81

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value, but offer no growth potential.

------------------------------------------------------------------------------
            FUND NAME                          INVESTMENT OBJECTIVE
------------------------------------------------------------------------------
 International Equity               Long-Term Capital Growth
 ..............................................................................
 Aggressive Growth                  Maximum Capital Appreciation
 ..............................................................................
 Blue Chip                          Long-Term Capital Appreciation
 ..............................................................................
 Capital Income                     Total Investment Return
 ..............................................................................
 Asset Allocation                   Long-Term Growth
 ..............................................................................
 Flexible Income                    High Current Income
 (formerly Corporate Bond)
 ..............................................................................
 Intermediate Bond                  Income and Capital Appreciation
 ..............................................................................
 U.S. Government Securities         High Level of Current Income
 ..............................................................................
 Short-Term Government              High Current Income with Relative
                                    Stability of Principal
 ..............................................................................
 National Municipal Bond*           High Level of Federal Tax-Free
                                    Current Income
 ..............................................................................
 California Municipal Bond*         High Level of Federal and California
 (formerly California Tax-Exempt    Tax-Free Current Income
 Bond)
 ..............................................................................
 Money Market Funds+                Current Income, Stable Share Price and
 - Prime                            Daily Liquidity
 - Treasury
 - Government
 - Treasury Only
 ..............................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                 Federal Tax-Free Current Income, Stable
                                    Share Price and Daily Liquidity
 - California Tax-Exempt Money      Federal and California Tax-Free Current
   Market                           Income, Stable Share Price and Daily
                                    Liquidity

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

---------------------------------------------------------------------------
PORTFOLIO CONSISTS PRIMARILY OF...    APPROPRIATE FOR INVESTORS WHO SEEK
---------------------------------------------------------------------------
 Foreign Equity Securities          Diversification into foreign equity
                                    markets with associated risk.
 ...........................................................................
 Small Capitalization Stocks        Higher-than-average long-term growth
                                    potential with higher-than-average
                                    risk.
 ...........................................................................
 Blue Chip Stocks                   Long-term growth potential from
                                    investments in the stocks of
                                    well-established companies.
 ...........................................................................
 Convertible Bonds and Convertible  Combined potential for current income
 Preferred Stocks                   and capital appreciation.
 ...........................................................................
 Stocks, Bonds and Cash             Long-term growth potential and current
 Equivalents                        income from stocks and bonds.
 ...........................................................................
 Investment-Grade Corporate Debt    High monthly income potential with
                                    reasonable investment risk.
 ...........................................................................
 Investment-Grade Corporate and     Regular monthly income from a
 U.S. Government Securities         diversified portfolio of
                                    investment-grade securities.
 ...........................................................................
 GNMAs and Other U.S. Government    High monthly income potential and low
 Securities                         credit risk.
 ...........................................................................
 U.S. Government and Government     Monthly income and relative stability
 Agency Securities                  of investment.
 ...........................................................................
 Investment-Grade Municipal Debt    Monthly tax-free income.
 Securities
 ...........................................................................
 Investment-Grade California        High monthly double tax-free income.
 Municipal Securities
 ...........................................................................
 High-Quality Corporate and/or      A flexible, convenient way to manage or
 U.S. Government Short-Term         accumulate cash while waiting for other
 Obligations                        investment opportunities.
 ...........................................................................
 Short-Term Municipal Obligations   A tax-free way to manage or accumulate
                                    cash while waiting for other investment
                                    opportunities.
 ...........................................................................
 Short-Term California Municipal    A tax-free way to manage or accumulate
 Obligations                        cash while waiting for other investment
                                    opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.

The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's

strategies.
LOGO

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.
LOGO

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

LOGO

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

LOGO

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND

                                  OPERATIONS

LOGO

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

LOGO

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. The financial highlights or supplementary data show key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The past 12 months will be remembered as one of the most volatile periods in financial market history. The crisis in Asia, the Russian default and the devaluation of the Brazilian Real caused dramatic swings in equity valuations, interest rates, and spreads and commodity prices. The Federal Reserve, in order to calm the markets and restore liquidity, lowered short term interest rates by 0.75%. The Dow Jones Industrial Average* after dropping to 7,539, rebounded to close the period at 9,306. The yield on the benchmark 10-year U.S. Treasury Note which was at 5.16% on 3/19/99, fluctuated over a 1.2% range with a high of 5.81% on 4/29/98 and low of 4.16% on 10/5/98. Spreads on 10-year "A" rated finance debt over 10-year U.S. Treasuries started the period at a spread of 0.75% and widened to as much as 1.45% only to end the period at 1.05% over comparable maturity U.S. Treasury notes. International turmoil and the Asian recession also took its toll on commodities. Demand for oil all but evaporated and crude oil prices declined from almost $18.00 a barrel to just under $11.50 a barrel only to rebound to $15.00 on strong U.S. growth and expectations of and a quick recovery in Asia.

Throughout this turmoil, the U.S. remained an "oasis of prosperity" with the U.S. Gross Domestic Product growing at an estimated 4.3% for 1998. The U.S. consumer, unfazed by the recent volatility, continued to spend, pushing the economy through it ninth year of expansion.

Unemployment remained near historical lows and there was continued strength in real disposable income that translated into a high level of consumer confidence. At the same time, the industrial side of the economy, burdened by slower exports as well as the effects of the strong dollar, remained sluggish.

Inflation, as measured by the Consumer Price Index (CPI), remained benign over the past year, increasing only 1.6% in 1998. Huge declines in commodities and weakness on the manufacturing side of the economy offset relatively full employment and money supply growth.

Despite turmoil abroad, the U.S. equity markets, as tracked by the Standard & Poor's 500 Composite Stock Price Index**, posted a solid return of 18.01%. Unfortunately, the Russell 2000*** proved that not all stocks are created equal with a negative return of (15.06%) over the same period. While an era of consolidation and low inflation should bode well for large cap stocks, we doubt that this can continue.

The fixed income markets also put in a strong performance for the past 12 months, with the benchmark Salomon Smith Barney Broad Investment-Grade (BIG) Index# posting a positive return of 6.31%. The top performing sector for the period was U.S. agency debt which outperformed comparable maturity U.S. Treasuries by 0.44% followed by U.S. agency mortgage-backed securities which outperformed by 0.28%. The worst performing sector was U.S. corporate bonds which underperformed U.S. Treasuries by 0.60% with "AA", "A", and "BBB" rated corporate debt underperforming by 0.03%, 0.27%, and 1.61% respectively.

OUTLOOK FOR 1999

While the consensus of Wall Street economists is for a growth rate of 3.5% in 1999, we believe the risk is faster than anticipated growth because of the momentum of the U.S. economy. The wildcard over the next year is the timing of Asia's economic turnaround.

Asia remains a big question mark, with many economists calling for a "v" shaped recovery. Although we believe the Asian economies have bottomed, we suspect that the recovery in the region will be slower than anticipated. While Korea has recently shown strength in industrial production and exports, Japan, which constitutes two-thirds of the region's GDP, continues to show signs of weakness. If Japan chooses to monetize their debt by printing currency, they may cause another round of devaluations in the region. China has stated their intentions to maintain the value of the Yuan, but if they fail to meet their growth targets and the Yen declines substantially in value, all bets are off.

Sincerely,
/s/ Kirk Hartman
Kirk Hartman
Chief Investment Officer of
Fixed Income Management
---------------
  * The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

 ** The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization-weighted index consisting of 500 common stocks that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unavailable for investment.

*** The Russell 2000 Growth Index is a widely used unmanaged index which measures the performance of small-cap stocks and cannot be invested in directly.

  # The BIG Index is market-capitalization weighted and includes fixed-rate
    Treasury, Government-sponsored, mortgage and investment-grade corporates with a maturity of one year or longer. The minimum amount outstanding for US Treasury and mortgage issues is $1 billion for both entry and exit. For Government sponsored and corporate issues the entry and exit amounts are $100 million.

PACIFIC HORIZON
U.S. GOVERNMENT SECURITIES FUND
FLEXIBLE INCOME FUND
INTERMEDIATE BOND FUND

[KIRK HARTMAN PHOTO]

KIRK HARTMAN
Chief Investment Officer
Bank of America NT&SA

The Pacific Horizon Income Funds are managed by a Bank of America NT&SA investment team led by Kirk Hartman, Chief Investment Officer.

U.S. GOVERNMENT SECURITIES FUND
GOAL:

The Pacific Horizon U.S. Government Securities Fund seeks to achieve a high level of current income consistent with preservation of capital.

INVESTMENTS:

The Fund invests primarily in instruments issued by the Government National Mortgage Association (GNMA), which are backed by the full faith and credit of the U.S. Government, and other securities of the U.S. Government, its agencies and instrumentalities.

APPROPRIATE FOR:

Investors who want to participate in a diversified portfolio of U.S. Government securities and who are willing to accept some price and yield fluctuations.

INCEPTION:

January 7, 1988
SIZE OF FUND AS OF

FEBRUARY 28, 1999:

Over $64 million

FLEXIBLE INCOME FUND
GOAL:

The Pacific Horizon Flexible Income Fund seeks to provide investors with high current income consistent with reasonable investment risk.

INVESTMENTS:

The Fund invests primarily in a diversified portfolio of investment-grade corporate debt securities, although it may invest a portion of its assets in other types of securities and money-market instruments.

APPROPRIATE FOR:

Investors looking for high current income who are willing to accept some price and yield fluctuations.

SIZE OF FUND AS OF
FEBRUARY 28, 1999:

Approximately $38 million

INTERMEDIATE BOND FUND

GOAL:

The Pacific Horizon Intermediate Bond Fund (formerly the Pacific Horizon Flexible Bond Fund) seeks interest income and capital appreciation.

INVESTMENTS:

The Fund invests in a diversified portfolio of investment-grade, intermediate- and longer-term bonds, including corporate and government fixed-income obligations, mortgage-backed securities, municipal securities and cash equivalents.

APPROPRIATE FOR:

Investors who want interest income and capital appreciation from a diversified portfolio of fixed-income securities.

INCEPTION:

January 24, 1994

SIZE OF FUND AS OF
FEBRUARY 28, 1999:

Over $97 million

PACIFIC HORIZON U.S. GOVERNMENT FUND

Q
    WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?

A
    The past 12 months will be remembered as the one of the most volatile periods in fixed income history. The crisis in Asia, the Russian default and the devaluation of the Brazilian Real caused dramatic swings in both interest rates and spreads. The Federal Reserve Board, in order to calm the markets and restore liquidity, lowered short term interest rates by 0.75%. The yield on the benchmark 10-year U.S. Treasury Note which was at 5.16% on 3/19/99, fluctuated over a 1.2% range with a high of 5.81% on 4/29/98 and low of 4.16% on 10/5/98. Spreads on 10-year "A" rated finance debt over 10-year U.S. Treasuries started the period at a spread of 0.75% and widened to as much as 1.45% only to end the period at 1.05% over comparable maturity U.S. Treasury notes. International turmoil and the Asian recession also took its toll on commodities. Demand for oil all but evaporated and crude oil prices declined from almost $18.00 a barrel to just under $11.50 a barrel only to rebound to $15.00 on strong U.S. growth and expectations of a quick recovery in Asia.

Throughout this turmoil, the U.S. remained an "oasis of prosperity" with the U.S. Gross Domestic Product growing at an estimated 4.3% for 1998. The U.S. consumer, unfazed by the recent volatility, continued to spend, pushing the economy through its 9th year of expansion.

Unemployment remained near historical lows and there was continued strength in real disposable income that translated into a high level of consumer confidence. At the same time, the industrial side of the economy, burdened by slower exports as well as the effects of the strong dollar, remained sluggish.

Inflation, as measured by the Consumer Price Index (CPI), remained benign over the past year, increasing only 1.6% in 1998. Huge declines in commodities and weakness on the manufacturing side of the economy offset relatively full employment and money supply growth.

The overall performance of fixed income for the past 12 months was strong, with the benchmark Salomon Smith Barney Mortgage Index* posting a positive return of 6.31%. The top performing sector for the period was U.S. Agency debt which outperformed comparable maturity U.S.

Treasuries by 0.44% followed by U.S. Agency Mortgage Backed Securities which outperformed by 0.28%. The worst performing sector was U.S. Corporates which underperformed U.S. Treasuries by 0.60% with "AA", "A", and "BBB" rated corporate debt underperforming by 0.03%, 0.27%, and 1.61% respectively.

Q
    HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

A
    For the reporting period, A Shares of the Fund provided shareholders with a return of 5.09%.** Despite the volatility in the fixed income markets, we maintained our strategy of seeking to maximize income while carefully controlling risk. Our main focus for the past 12 months was to increase the prepayment protection of the securities in the Fund. To do this, we purchased moderately seasoned securities as well as newer issue high coupon securities. Moderately seasoned securities are less sensitive to refinancing opportunities because many of the homeowners who aggressively seek refinancing opportunities have already left the group of borrowers within the mortgage pool. The new issue high coupon borrowers have borrowed at above market rates, probably because they did not want to pay points on their mortgage at the closing. This implies that they have less cash available and they are less likely to refinance their home.

Q

    WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A
    We held the portfolio allocation to GNMA mortgage backed securities to 83 to 90% of the total market value of the Fund. Lower interest rates in the fall of 1998 created tremendous refinancing opportunities for homeowners. This, in turn, increased the supply of new issue mortgage backed securities. The supply pushed mortgage spread to levels that have not been seen since the middle 80's. Spreads on GNMA mortgage backed securities widen to as much as 2.00% over comparable maturity U.S. Treasury Notes.

Q
    WHAT INVESTMENT DECISIONS HINDERED THE OVERALL PERFORMANCE OF THE FUND?

A
    The investment decision that most hindered the performance for the Fund over the past 12 months, was our decision not to lower our U.S. Treasury allocation during the fourth quarter of 1998. When mortgage spreads widened dramatically, we needed our U.S. Treasury position to control our interest rate risk profile. This prevented us from adding additional mortgage backed securities while they were extremely attractive.

Q
    WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST OF 1999?

A
    While the consensus of Wall Street economists is for a growth rate of 3.5% in 1999, we believe the risk is faster than anticipated growth because of the momentum of the U.S. economy. The wildcard over the next year is the timing of Asia's economic turnaround.

Asia remains a big question mark for the next year with many economists calling for a "v" shaped recovery. Although we believe the Asian economies have bottomed, we suspect that the recovery in the region will be slower than anticipated. While Korea has recently shown strength in industrial production and exports, Japan, which constitutes two-thirds of the region's GDP, continues to show signs of weakness. If Japan chooses to monetize their debt by printing currency, they may

                                       C
cause another round of devaluations in the region. China has stated their intentions to maintain the value of the Yuan, but if they fail to meet their growth targets and the Yen declines substantially in value, all bets are off.

Our interest rate outlook for the rest of 1999 is for rates to remain within a 0.50% range and for the Federal Reserve to move from neutral to a bias towards tightening. U.S. interest rates are bounded on the high side by the fact that they are high when compared to the rest of the world and on the low side by the fact that the U.S. economy is too strong and fully employed to warrant a large decline in rates.

Q
    HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THESE ANTICIPATED DEVELOPMENTS?***

A
    With our expectations of fairly stable interest rates and a strong U.S. economy, we believe the top performing sectors will be the "spread" sectors. These include corporate, asset-backed, and mortgage backed debt. These products will add income to the portfolio and, when spreads revert to a more normal level, the prices of these securities should increase relative to comparable maturity U.S. Treasury securities. With this in mind, we are planning to add exposure to U.S. Agency mortgage backed securities.

Another area of focus for the coming year is "AAA" commercial mortgage backed securities. These securities are rated "AAA" and are backed by loans on commercial properties. Unlike traditional residential mortgage backed securities, the loans underlying these securities are in many cases prevented from prepayment. At 1.25% over comparable maturity U.S. Treasuries, these securities offer little credit risk and a tremendous increase in yield.

Finally, to maximize the return of the portfolio, we will look to selectively rotate high quality sectors like U.S. Agency mortgage backed and "AAA" asset backed securities. Temporary supply/demand imbalances often create relative value opportunities between these sectors.
---------------
  * The Salomon Smith Barney Mortgage Index (Mortgage component of the BIG Index) is market capitalization weighted and composed of 30- and 15-year GNMA, FNMA and FHLMC securities, FNMA and FHLMC balloons.

 ** Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. Performance figures for A shares do not reflect the maximum sales charge of 4.75%.

*** The composition of the Fund's holdings is subject to change.

PACIFIC HORIZON FLEXIBLE INCOME FUND

Q
    WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?

A
    The past 12 months will be remembered as the one of the most volatile periods in fixed income history. The crisis in Asia, the Russian default and the devaluation of the Brazilian Real caused dramatic swings in both interest rates and spreads. The Federal Reserve Board, in order to calm the markets and restore liquidity, lowered short term interest rates by 0.75%. The yield on the benchmark 10-year U.S. Treasury Note which was at 5.16% on 3/19/99, fluctuated over a 1.2% range with a high of 5.81% on 4/29/98 and low of 4.16% on 10/5/98. Spreads on 10-year "A" rated finance debt over 10-year U.S. Treasuries started the period at a spread of 0.75% and widened to as much as 1.45% only to end the period at 1.05% over comparable maturity U.S.

Treasury notes. International turmoil and the Asian recession also took its toll on commodities. Demand for oil all but evaporated and crude oil prices declined from almost $18.00 a barrel to just under $11.50 a barrel only to rebound to $15.00 on strong U.S. growth and expectations of and a quick recovery in Asia.

Throughout this turmoil, the U.S. remained an "oasis of prosperity" with the U.S. Gross Domestic Product growing at an estimated 4.3% for 1998. The U.S. consumer, unfazed by the recent volatility, continued to spend, pushing the economy through its 9th year of expansion.

Unemployment remained near historical lows and there was continued strength in real disposable income that translated into a high level of consumer confidence. At the same time, the industrial side of the economy, burdened by slower exports as well as the effects of the strong dollar, remained sluggish.

Inflation, as measured by the Consumer Price Index (CPI), remained benign over the past year, increasing only 1.6% in 1998. Huge declines in commodities and weakness on the manufacturing side of the economy offset relatively full employment and money supply growth.

The overall performance of fixed income for the past 12 months was strong, with the benchmark Salomon Investment Grade Corporate Index# posting a positive return of 9.08%. The top performing sector for the period was U.S. Agency debt which outperformed comparable maturity U.S. Treasuries by 0.44% followed by U.S. Agency Mortgage Backed Securities which outperformed by 0.28%. The worst performing sector was U.S. Corporates which underperformed U.S. Treasuries by 0.60% with "AA", "A", and "BBB" rated corporate debt underperforming by 0.03%, 0.27%, and 1.61% respectively.

Q
    HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

A
    Despite the volatility in the fixed income markets, we maintained our strategy of maximizing our exposure to investment grade corporates to enhance the income to the portfolio while carefully controlling risk. This focus helped the portfolio to outperform both its benchmark and its peers for the 12 months ended February 28, 1999. For the reporting period, A Shares of the Fund provided shareholders with a return of 4.84%.*

Q
    WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A
    The most important investment decision that was made in the past year was to maintain or focus on investment grade corporates. Many funds in the Lipper BBB Corporate Universe are heavily weighted towards high yield securities. This sector of the market dramatically underperformed investment grade corporates. In addition, we carefully maintain the duration of our portfolio to limit the performance volatility of the Fund.**

Q
    WHAT INVESTMENT DECISIONS HINDERED THE OVERALL PERFORMANCE OF THE FUND?

A
    The investment decision that most hindered the performance of the Fund was continuing the focus on higher quality corporates which began in November 1998. In the 4th quarter lower quality corporates tightened dramatically as liquidity returned to the financial markets. This caused the Fund to underperform its peers over the past few months.

Q
    WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST OF 1999?

A
    While the consensus of Wall Street economists is for a growth rate of 3.5% in 1999, we believe the risk is faster than anticipated growth because of the momentum of the U.S. economy. The wildcard over the next year is the timing of Asia's economic turnaround.

Asia remains a big question mark for the next year with many economists calling for a "v" shaped recovery. Although we believe the Asian economies have bottomed, we suspect that the recovery in the region will be slower than anticipated. While Korea has recently shown strength in industrial production and exports, Japan, which constitutes 2/3rds of the region's GDP, continues to show signs of weakness. If Japan chooses to monetize their debt by printing currency, they may cause another round of devaluations in the region. China has stated their intentions to maintain the value of the Yuan, but if they fail to meet their growth targets and the Yen declines substantially in value, all bets are off.

Our interest rate outlook for the rest of 1999 is for rates to remain within a 0.50% range and for the Federal Reserve to move from neutral to a bias towards tightening. U.S. interest rates are bounded on the high side by the fact that they are high when compared to the rest of the world and on the low side by the fact that the U.S. economy is too strong and fully employed to warrant a large decline in rates.

Q
    HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THESE ANTICIPATED DEVELOPMENTS?***

A
    With our expectations of fairly stable interest rates and a strong U.S. economy, we believe the top performing sectors will be the lower quality "spread" sectors (i.e. lower quality investment grade and high yield corporates). To capture this performance, we will selectively add high yield positions to the portfolio. These securities will add income to the portfolio and, when spreads revert to a more normal level, the prices of these securities should increase relative to comparable maturity U.S. Treasury securities.
---------------
  * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. Performance figures for A shares do not reflect the maximum sales charge of 4.75%.

 ** Funds in the Lipper Corporate Debt BBB Funds Average invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

*** The composition of the Fund's holdings is subject to change.

  # The Salomon Smith Barney Investment Grade Corporate Index (Corporate
    Component of the BIG Index) is market capitalization weighted and composed of corporates with a maturity of 1 year or longer.

PACIFIC HORIZON INTERMEDIATE BOND FUND

Q
    WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?

A
    The past 12 months will be remembered as the one of the most volatile periods in fixed income history. The crisis in Asia, the Russian default and the devaluation of the Brazilian Real caused dramatic swings in both interest rates and spreads. The Federal Reserve, in order to calm the markets and restore liquidity, lowered short term interest rates by 0.75%. The yield on the benchmark 10-year U.S. Treasury Note which was at 5.16% on 3/19/99, fluctuated over a 1.2% range with a high of 5.81% on 4/29/98 and low of 4.16% on 10/5/98. Spreads on 10-year "A" rated finance debt over 10-year U.S. Treasuries started the period at a spread of 0.75% and widened to as much as 1.45% only to end the period at 1.05% over comparable maturity U.S. Treasury notes. International turmoil and the Asian recession also took its toll on commodities. Demand for oil all but evaporated and crude oil prices declined from almost $18.00 a barrel to just under $11.50 a barrel only to rebound to $15.00 on strong U.S. growth and expectations of and a quick recovery in Asia.

Throughout this turmoil, the U.S. remained an "oasis of prosperity" with the U.S. Gross Domestic Product growing at an estimated 4.3% for 1998. The U.S. consumer, unfazed by the recent volatility, continued to spend, pushing the economy through its 9th year of expansion.

Unemployment remained near historical lows and there was continued strength in real disposable income that translated into a high level of consumer confidence. At the same time, the industrial side of the economy, burdened by slower exports as well as the effects of the strong dollar, remained sluggish.

Inflation, as measured by the Consumer Price Index (CPI), remained benign over the past year, increasing only 1.6% in 1998. Huge declines in commodities and weakness on the manufacturing side of the economy offset relatively full employment and money supply growth.

The overall performance of fixed income for the past 12 months was strong, with the benchmark Salomon Broad 1 to 10 year Investment Grade Government/ Corporate Index posting a positive return of 6.16%. The top performing sector for the period was U.S. Agency debt which outperformed comparable maturity U.S. Treasuries by 0.44% followed by U.S. Agency Mortgage Backed Securities which outperformed by 0.28%. The worst performing sector was U.S. Corporates which underperformed U.S. Treasuries by 0.60% with "AA", "A", and "BBB" rated corporate debt underperforming by 0.03%, 0.27%, and 1.61% respectively.

Q
    HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

A
    Despite the volatility in the fixed income markets, we maintained our strategy of maximizing income while carefully controlling risk. While this caused the portfolio to underperform its benchmark in the 3rd quarter of 1998, by staying with the strategy we were able to outperform when the markets reversed course in the 4th quarter of 1998. For the reporting period, A Shares of the Fund provided shareholders with a return of 4.89%.*

Q
    WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A
    The most important investment decision that was made in the past year was to increase our weightings to commercial mortgage backed securities during the 4th quarter. "AAA" rated commercial mortgage backed securities were trading as wide as 2.00% over U.S. Treasuries. This was the absolute widest level that this sector has ever traded. Spreads widened to these levels for two reasons. First, many Wall Street firms had begun issuing commercial mortgage backed securities in 1998. At the beginning of the third quarter, the dealer community had close to $10 billion worth of these securities in inventory. When the markets became volatile, investment firms, because of the levered nature of their business, were forced to liquidate positions to reduce the size of their balance sheets. Second, hedge funds, like Long Term Capital Management, found these securities very attractive. These firms were also forced to liquidate their holdings of commercial mortgage backed securities to meet margin calls. This caused spreads to widen from 0.85% to 2.00% over U.S. Treasuries. While we believed the U.S. economy would slow, we also believed that the combination of strong levels of consumer spending and an attentive Federal Reserve Board would prevent a recession. It was our belief that once the market absorbed the excess supply, commercial mortgage spreads would tighten to more reasonable levels. Spreads have since tightened to 0.80% to 1.20% over 10-year U.S. Treasury notes. This means that the price of a 10-year commercial mortgage backed securities has increased 5.6% relative to a 10-year U.S. Treasury Note.

Q
    WHAT INVESTMENT DECISIONS HINDERED THE OVERALL PERFORMANCE OF THE FUND?**

A
    The investment decision that most hindered the performance for the Fund was our systematic overweight to the "spread sectors" (i.e. corporates, asset-backed, and commercial mortgage backed securities). Our process relies on overweighting these products to add income to the portfolio in exchange for a slightly higher risk profile. The past 12 months have been an extremely difficult period for all but the most liquid sectors of the fixed income markets. Since our focus is on higher yielding investment grade corporates and other "spread" products, the portfolio had a strong positive return, but the prices of the securities in the portfolio did not increase as much as comparable maturity U.S. Treasury securities. Over the past few months this trend has reversed itself and the portfolio has performed extremely well.

Q
    WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST OF 1999?

A
    While the consensus of Wall Street economists is for a growth rate of 3.5% in 1999, we believe the risk is faster than anticipated growth because of the momentum of the U.S. economy. The wildcard over the next year is the timing of Asia's economic turnaround.

Asia remains a big question mark for the next year with many economists calling for a "v" shaped recovery. Although we believe the Asian economies have bottomed, we suspect that the recovery in the region will be slower than anticipated. While Korea has recently shown strength in industrial production and exports, Japan, which constitutes 2/3rds of the region's GDP, continues to show signs of weakness. If Japan chooses to monetize their debt by printing currency, they may cause another round of devaluations in the region. China has stated their intentions to maintain the value of the Yuan, but if they fail to meet their growth targets and the Yen declines substantially in value, all bets are off.

Our interest rate outlook for the rest of 1999 is for rates to remain within a 0.50% range and for the Federal Reserve to move from neutral to a bias towards tightening. U.S. interest rates are bounded on the high side by the fact that they are high when compared to the rest of the world and on the low side by the fact that the U.S. economy is too strong and fully employed to warrant a large decline in rates.

Q
    HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THESE ANTICIPATED DEVELOPMENTS?

A
    With our expectations of fairly stable interest rates and a strong U.S. economy, we believe the top performing sectors will be the "spread" sectors. These include corporate, asset-backed, and mortgage backed debt. These products will add income to the portfolio and, when spreads revert to a more normal level, the prices of these securities should increase relative to comparable maturity U.S. Treasury securities. With this in mind, we will continue to hold sizeable positions in corporates, asset-backed and U.S. Agency mortgage backed securities.

In addition, to maximize the return of the portfolio, we will look to selectively rotate high quality sectors like U.S. Agency mortgage backed and "AAA" asset backed securities. Temporary supply/demand imbalances often create relative value opportunities between these sectors.
---------------
  * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. Performance figures for A shares do not reflect the maximum sales charge of 3.25%.

 ** The composition of the Fund's holdings is subject to change.

Past performance is no guarantee of future results.

PACIFIC HORIZON
U.S. GOVERNMENT SECURITIES FUND
(AS OF FEBRUARY 28, 1999)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

[U.S. GOVERNMENT SECURITIES FUND GRAPH]


                                                                                          LIPPER GNMA          LEHMAN BROTHERS
                                              A SHARES               K SHARES            FUNDS AVERAGE            GNMA INDEX
                                              --------               --------            -------------         ---------------
2/28/89                                         9525                  10000                  10000                  10000
2/28/90                                         9752                  10753                  11182                  11422
2/28/91                                        10994                  12122                  12551                  12961
2/29/92                                        12363                  13631                  14038                  14667
2/28/93                                        13713                  15120                  15448                  16158
2/28/94                                        14179                  15633                  16050                  16873
2/28/95                                        14222                  15681                  16319                  17363
2/29/96                                        15426                  17009                  18082                  19368
2/28/97                                        16233                  17873                  19128                  20699
2/28/98                                        17738                  19467                  20883                  22686
2/28/99                                        20412                  21245                  21946                  24066

HOW PERFORMANCE COMPARES

The chart compares the performance of the Pacific Horizon U.S. Government Securities Fund to the Lehman Brothers GNMA Index, which is an unmanaged index typically used as a performance benchmark for mortgage-backed investments.

As illustrated, the Fund tracked the performance of other GNMA funds. The average of GNMA funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon U.S. Government Securities Fund. An initial $10,000 investment in the Fund made for the ten year period commencing on February 28, 1989 would now be worth $20,412 for A Shares.* The same investment made in the Lipper GNMA Funds Average would now be worth $21,946. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $21,245.**

                                              ----------------------------------


                                                      U.S. GOVERNMENT SECURITIES FUND
                                                           AVERAGE ANNUAL RETURNS


                                             -------------------------------------------------

                                                                      A SHARES     K SHARES**

                                                                   Without  With*
                                                                    Sales   Sales
                                                                    Load    Load

                                             -------------------------------------------------

                                               1 Year                5.09%  0.14%        4.63%

                                               ...............................................

                                               5 Year                5.62%  4.60%        5.43%

                                               ...............................................

                                              10 Year                7.92%  7.40%        7.83%


                                              ----------------------------------

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions, if any.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper GNMA Funds Average, nor the Lehman Brothers GNMA Index may be invested in directly. The hypothetical investment in the GNMA indices do not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

* A share performance assumes the deduction of the maximum front-end sales charge of 4.75%.

**The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until November 20, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period prior to November 20, 1996 combined with actual K Share performance from November 20, 1996 through February 28, 1999. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares are sold without a front-end sales load but have an ongoing 0.75% distribution or administrative services fee (of which 0.25% are currently being waived), which would have reduced prior performance.
                                            QUALITY
                                            Investing Only in U.S.
                                            Government-Backed Securities
                                            The Pacific Horizon U.S. Government
                                            Securities Fund maintains at least a
                                            65% position in securities of the
                                            U.S. Government, its agencies,
                                            instrumentalities or sponsored
                                            entities and may invest in other
                                            types of high-quality
                                            government-backed securities such as
                                            Treasury and Mortgage obligations.
                                            The flexibility to invest in
                                            different types of securities can
                                            help to increase performance, while
                                            diversification can help to reduce
                                            risk. By investing only in
                                            high-quality government-backed
                                            securities, the Fund may provide the
                                            anchor for an investor's long-range
                                            strategy.

       PORTFOLIO COMPOSITION*

  (PERCENTAGE BASED ON NET ASSETS)

[PIE CHART]

Cash & Other Asset & Liabilities.........4.5%
Treasury Obligations....................12.8%
Mortgage Obligations....................82.7%

-----------------------------------------------------------

* The composition of the Fund's
  holdings is subject to change.

PACIFIC HORIZON
FLEXIBLE INCOME FUND
(AS OF FEBRUARY 28, 1999)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.) [FLEXIBLE INCOME FUND GRAPH]


                                              A SHARES               K SHARES           LIPPER CORPORATE       LEHMAN BROTHERS
                                              --------               --------            DEBT FUNDS BBB         CORPORATE BOND
                                                                                         RATED AVERAGE              INDEX
                                                                                        ----------------       ---------------
2/28/89                                         9525                  10000                  10000                  10000
2/28/90                                        11706                  12288                  10671                  11199
2/28/91                                        11453                  12023                  11711                  12468
2/29/92                                        13372                  14037                  13383                  14301
2/28/93                                        14606                  15332                  15244                  16322
2/28/94                                        15771                  16555                  16550                  17407
2/28/95                                        16386                  17201                  16378                  17652
2/29/96                                        18700                  19630                  18806                  20179
2/28/97                                        19488                  20437                  20018                  21331
2/28/98                                        21545                  22456                  22198                  23651
2/28/99                                        21519                  22335                  22957                  25028

HOW PERFORMANCE COMPARES


The chart compares the performance of the Pacific Horizon Flexible Income Fund to the Lehman Brothers Corporate Bond Index, which is an unmanaged index typically used as a performance benchmark for corporate debt investments.

As illustrated, the Fund tracked the performance of other corporate debt funds. The average of corporate debt funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Flexible Income Fund. An initial $10,000 investment in the Fund made for the ten year period commencing on February 28, 1989 would now be worth $21,519 for A Shares.* The same investment made in the Lipper Corporate Debt Funds BBB Rated Average would now be worth $22,957. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $22,335.**





                                              ----------------------------------


                                                            FLEXIBLE INCOME FUND
                                                           AVERAGE ANNUAL RETURN


                                             --------------------------------------------------

                                                                      A SHARES       K SHARES**

                                                                   Without  With*
                                                                    Sales   Sales
                                                                    Load     Load

                                             --------------------------------------------------

                                               1 Year                4.84%  (0.15%)       4.38%

                                               ................................................

                                               5 Year                7.46%   6.41%        7.21%

                                               ................................................

                                              10 Year                8.49%   7.97%        8.37%


                                              ----------------------------------


SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions, if any.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Corporate Debt Funds BBB Rated Average, nor the Lehman Brothers Corporate Bond Index may be invested in directly. The hypothetical investment in the Lehman Brothers Corporate Bond Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

* A share performance assumes the deduction of the maximum front-end sales charge of 4.75%.

**The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until November 20, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period prior to November 20, 1996 combined with actual K Share performance prior to February 28, 1999. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which
 .25% are currently being waived), which would have reduced prior performance.

PACIFIC HORIZON
FLEXIBLE INCOME FUND
(AS OF FEBRUARY 28, 1999)
The Pacific Horizon Flexible Income
Fund is a diversified portfolio of
investment-grade corporate debt
obligations and other obligations
issued or guaranteed by the U.S.
Government, its agencies or
instrumentalities. The portfolio
manager's diversification strategy
focuses on industries that are
positioned for growth and companies
that provide high current income
potential consistent with reasonable
investment risk. While the portfolio
is heavily invested in banking and
finance, it is diversified with
investments in other business
sectors.

PORTFOLIO COMPOSITION*

[PIE CHART]

Telecommunications.........3.6%
Banking Finance...........48.5%
Insurance..................2.0%
Utilities.................15.3%
Industrials................6.6%
Cable-Media................3.7%
Retail.....................5.4%
Food & Beverages...........7.8%
Commercial Services........3.6%
Other......................3.5%

---------------

* The composition of the Fund's holdings is subject to change.

PACIFIC HORIZON
INTERMEDIATE BOND FUND
(AS OF FEBRUARY 28, 1999)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

[INTERMEDIATE BOND FUND GRAPH]

                                              A SHARES               K SHARES                LIPPER
                                              --------               --------             INTERMEDIATE         LEHMAN BROTHERS
                                                                                        INVESTMENT FUNDS          GOVERNMENT
                                                                                            AVERAGE            CORPORATION BOND
                                                                                        ----------------       ----------------
1/24/94                                         9675                  10000                  10000                  10000
2/28/94                                         9565                   9890                   9891                   9852
8/31/94                                         9514                   9837                   9839                   9800
2/28/95                                         9782                  10115                  10116                  10066
8/31/95                                        10412                  10766                  10767                  10727
2/29/96                                        10804                  11172                  11173                  11148
8/31/96                                        10793                  11160                  11162                  11203
2/28/97                                        11228                  11596                  11586                  11705
2/28/98                                        12059                  12385                  12617                  12708
2/28/99                                        12649                  12974                  13219                  13486

HOW PERFORMANCE COMPARES

The chart compares the performance of the Pacific Horizon Intermediate Bond Fund to the Lehman Brothers Intermediate Government/Corporate Bond Index, which is an unmanaged index typically used as a performance benchmark for intermediate term investments.

As illustrated, the Fund tracked the performance of other intermediate bond funds. The average of intermediate investment funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Intermediate Bond Fund. An initial $10,000 investment in the Fund made on January 24, 1994, would now be worth $12,649 for A Shares.* The same investment made in the Lipper Intermediate Investment Funds Average would now be worth $13,219. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $12,974.**

                                              ----------------------------------


                                                           INTERMEDIATE BOND FUND
                                                            AVERAGE ANNUAL RETURN


                                             --------------------------------------------------

                                                                      A SHARES       K SHARES**

                                                                   Without   With*
                                                                    Sales    Sales
                                                                    Load     Load

                                             --------------------------------------------------

                                              1 Year                4.89%    1.44%     4.76%

                                              .................................................

                                              5 Year                5.75%    5.05%     5.58%

                                              .................................................

                                              Since
                                              Inception             5.40%    4.71%     5.24%
                                              (1/24/94)

                                             --------------------------------------------------


FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Pacific Horizon Intermediate Bond Fund distributed a total Capital Gain Dividend of $0.113781 for the year ended February 28, 1999. Of this total Capital Gain Dividend amount the Fund made a 20 percent rate distribution of $0.063770.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions, if any.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Intermediate Investment Funds Average, nor the Lehman Brothers Intermediate Government/Corporate Bond Index may be invested in directly. The hypothetical investment in the Lehman Brothers Intermediate Government/Corporate Bond Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

* A share performance assumes the deduction of the maximum front-end sales charge of 3.25%.

**The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations until November 20, 1996. For this reason, the performance results for K Shares are those of A Shares without the sales charge for the period prior to November 20, 1996 combined with actual K Share performance from November 20, 1996 through February 28, 1999. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

PACIFIC HORIZON
INTERMEDIATE BOND FUND
(AS OF FEBRUARY 28, 1999)
                                            QUALITY
                                            This fund invests in a diversified
                                            portfolio of investment-grade U.S.
                                            Government, mortgage-backed,
                                            asset-backed, corporate and
                                            municipal bonds in order to provide
                                            current income and capital
                                            appreciation. The security selection
                                            process also depends on information
                                            about broad economic factors that
                                            can affect the bond markets.

                     [This page intentionally left blank.]

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1999
--------------------------------------------------------------------------------

                                              MATURITY         PRINCIPAL       VALUE
         DESCRIPTION            RATE            DATE            AMOUNT        (NOTE 2)
         -----------            ----          --------         ---------      --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 81.3%
  FannieMae, Pool #345858.....  6.249%        08/01/36        $   573,758   $   585,233
  Government National Mortgage
    Association*..............   6.00%        12/15/10            337,408       337,512
  Government National Mortgage
    Association*..............   7.00%  12/15/08 to 03/15/28   26,251,711    26,802,365
  Government National Mortgage
    Association*..............   7.50%  04/15/22 to 12/15/25   14,227,630    14,710,942
  Government National Mortgage
    Association*..............   8.00%  06/15/22 to 07/15/26    3,969,352     4,164,831
  Government National Mortgage
    Association*..............   8.50%  10/15/09 to 12/15/22    2,969,787     3,173,713
  Government National Mortgage
    Association*..............   9.00%  06/15/01 to 06/15/07      160,321       168,713
  Government National Mortgage
    Association*..............   9.50%  02/20/01 to 04/20/06      643,162       674,117
  Government National Mortgage
    Association*..............  10.00%  09/15/00 to 03/15/21      511,495       548,403
  Government National Mortgage
    Association*..............  10.50%  06/15/99 to 04/15/21      682,753       731,397
  Government National Mortgage
    Association*..............  11.00%  11/15/15 to 09/20/19      123,804       137,912
                                                                            -----------
Total U.S. Government Agency
  Obligations (Cost
  $51,123,038)................                                               52,035,138
                                                                            -----------
U.S. TREASURY OBLIGATIONS -- 12.8%
  U.S. Treasury Principal Only
    Obligation Strips.........   4.86%+       05/15/03          1,200,000       963,732
  U.S. Treasury Principal Only
    Obligation Strips.........   5.36%+       08/15/03          2,750,000     2,183,280
  U.S. Treasury Principal Only
    Obligation Strips.........   5.44%+       05/15/07          4,850,000     3,109,529
  U.S. Treasury Principal Only
    Obligation Strips.........   4.72%+       05/15/09          2,775,000     1,572,898

---------------

See Notes to Financial Statements.

                                              MATURITY         PRINCIPAL       VALUE
         DESCRIPTION            RATE            DATE            AMOUNT        (NOTE 2)
         -----------            ----          --------         ---------      --------
U.S. TREASURY OBLIGATIONS -- (CONTINUED)
  U.S. Treasury Principal Only
    Obligation Strips.........   4.96%+       02/15/13        $   500,000   $   222,025
  U.S. Treasury Principal Only
    Obligation Strips.........   5.86%+       02/15/27            800,000       164,384
                                                                            -----------
Total U.S. Treasury
  Obligations (Cost
  $8,487,658).................                                                8,215,848
                                                                            -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%
  Vendee Mortgage Trust,
    Series 1998-1, Class 2,
    Interest Only
    Obligation................  0.455%        09/15/27         35,096,514       548,383
  Vendee Mortgage Trust,
    Series 1998-3, Class 1,
    Interest Only
    Obligation................  0.317%        03/15/29         28,316,604       340,684
                                                                            -----------
Total Collateralized Mortgage
  Obligations (Cost
  $1,146,130).................                                                  889,067
                                                                            -----------
TOTAL INVESTMENTS -- 95.5%
  (COST $60,756,826)(a).......                                               61,140,053
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 4.5%.........                                                2,907,387
                                                                            -----------
NET ASSETS -- 100.0%..........                                              $64,047,440
                                                                            ===========

---------------

Percentages indicated are based on net assets of $64,047,440.

(a) Represents cost for Federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.................................  $956,969
Unrealized depreciation.................................  (573,742)
                                                          --------
Net unrealized appreciation.............................  $383,227
                                                          ========

* Mortgage-backed pass-through obligations.

+ Effective yield at purchase date.

See Notes to Financial Statements.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1999
--------------------------------------------------------------------------------

ASSETS:
 Investments in securities, at value (cost $60,756,826).....  $61,140,053
 Cash.......................................................    1,236,703
 Interest receivable........................................      364,516
 Receivable for investment securities sold..................    1,538,496
 Receivable for capital shares sold.........................       42,287
 Prepaid expenses...........................................        2,283
                                                              -----------
Total Assets................................................   64,324,338
                                                              -----------
LIABILITIES:
 Dividends payable..........................................       96,315
 Payable for capital shares redeemed........................       61,156
 Investment advisory fees payable...........................        4,119
 Administration fees payable................................        3,447
 Shareholder service fees payable...........................        4,985
 Distribution fees payable..................................          660
 Custodian and fund accounting fees payable.................       37,087
 Other accrued expenses.....................................       69,129
                                                              -----------
Total Liabilities...........................................      276,898
                                                              -----------
NET ASSETS..................................................  $64,047,440
                                                              ===========
Net Assets:
 A Shares...................................................  $62,258,473
 K Shares...................................................    1,788,967
                                                              -----------
Total.......................................................  $64,047,440
                                                              ===========
Shares Outstanding ($0.001 par value, 200 million shares
 authorized):
 A Shares...................................................    6,629,463
 K Shares...................................................      190,402
                                                              -----------
Total.......................................................    6,819,865
                                                              ===========
NET ASSET VALUE
 A Shares -- Net asset value and redemption price per
   share....................................................        $9.39
                                                              ===========
                                                                     4.75%
 Maximum Sales Charge (A Shares)............................
 Maximum Offering Price per share (A Shares)
 (Net Asset Value of A Shares/(100% -- Maximum Sales
   Charge)).................................................        $9.86
                                                              ===========
 K Shares -- Net asset value, offering price and redemption
   price per share..........................................        $9.40
                                                              ===========
COMPOSITION OF NET ASSETS:
                                                              $     6,820
 Shares of common stock, at par.............................
                                                               72,644,208
 Additional paid-in capital.................................
                                                                  (97,790)
 Accumulated undistributed net investment loss..............
 Accumulated net realized losses on investment                 (8,889,025)
   transactions.............................................
                                                                  383,227
 Net unrealized appreciation on investments.................
                                                              -----------
                                                              $64,047,440
NET ASSETS, FEBRUARY 28, 1999...............................
                                                              ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest income...........................................  $4,933,344
                                                              ----------
EXPENSES:
  Investment advisory fees..................................     241,972
  Administration fees.......................................     138,271
  Shareholder service fees (A Shares).......................     169,689
  Shareholder service fees (K Shares).......................       3,150
  Distribution fees (K Shares)..............................       9,450
  Custodian and fund accounting fees........................     104,205
  Transfer agent fees.......................................     172,081
  Audit fees................................................      14,078
  Reports to shareholders...................................      44,650
  Legal fees................................................       2,582
  Directors fees............................................       2,451
  Other expenses............................................      24,905
                                                              ----------
    Total Expenses..........................................     927,484
  Less: Fee waivers.........................................    (387,066)
                                                              ----------
Total Net Expenses..........................................     540,418
                                                              ----------
NET INVESTMENT INCOME.......................................   4,392,926
                                                              ----------
NET REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized losses on investment transactions............    (129,411)
  Net change in unrealized appreciation on investments......    (776,379)
                                                              ----------
  Net realized/unrealized losses on investments.............    (905,790)
                                                              ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $3,487,136
                                                              ==========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 YEAR ENDED
                                                        ----------------------------
                                                        FEBRUARY 28,    FEBRUARY 28,
                                                            1999            1998
                                                        ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...............................  $  4,392,926    $  4,644,420
  Net realized gains (losses) on investment
    transactions......................................      (129,411)        912,695
  Net change in unrealized appreciation on
    investments.......................................      (776,379)      1,017,576
                                                        ------------    ------------
Change in net assets resulting from operations........     3,487,136       6,574,691
                                                        ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares..........................................    (4,319,019)     (4,608,261)
    K Shares..........................................       (73,915)        (36,159)
  Excess of net investment income:
    A Shares..........................................            --        (166,337)
    K Shares..........................................            --          (1,076)
                                                        ------------    ------------
Change in net assets from shareholder distributions...    (4,392,934)     (4,811,833)
                                                        ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.........................    11,119,287       8,331,747
  Dividends reinvested................................     3,044,497       3,575,522
  Cost of shares redeemed.............................   (21,231,345)    (16,551,786)
                                                        ------------    ------------
Change in net assets from capital share
  transactions........................................    (7,067,561)     (4,644,517)
                                                        ------------    ------------
Change in net assets..................................    (7,973,359)     (2,881,659)
NET ASSETS
  Beginning of Year...................................    72,020,799      74,902,458
                                                        ------------    ------------
  End of Year (including accumulated undistributed net
    investment income (loss) of $(97,790) and $40,670,
    respectively).....................................  $ 64,047,440    $ 72,020,799
                                                        ============    ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1999
--------------------------------------------------------------------------------

                            MOODY'S/S&P
                              RATINGS              MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)    RATE      DATE      AMOUNT      (NOTE 2)
       -----------          -----------    ----    --------  ---------     --------
ASSET BACKED SECURITIES -- 8.6%
  Chevy Chase Auto
    Receivables Trust,
    Series 1998-2, Class
    A.....................    Aaa/AAA       5.91%  12/15/04  $  396,451   $   398,275
  Circuit City Credit Card
    Master Trust, Series
    1995-1, Class A.......    Aaa/AAA      6.375%  08/15/05     600,000       606,813
  Citibank Credit Card
    Master Trust I, Series
    1997-6, Class A ZCB...    Aaa/AAA       5.04%* 08/15/06   1,500,000     1,088,640
  First Chicago Master
    Trust II 144A.........    Aaa/AAA      5.166%  02/15/02     430,000       431,344
  Pemex Finance LTD,
    Series 1A, Class A1
    144A..................    Aaa/AAA       5.72%  11/15/03     400,000       390,500
  UAF Auto Grantor Trust,
    Series 1998-A, Class A
    144A..................    Aaa/AAA       6.10%  06/15/04     327,319       328,137
                                                                          -----------
Total Asset Backed
  Securities
  (Cost $3,194,051).......                                                  3,243,709
                                                                          -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.9%
  Asset Securitization
    Corp., Series 1997-D5,
    Class A1-C............    Aaa/AAA       6.75%  02/14/41     550,000       560,780
  Credit Suisse First
    Boston Mortgage
    Securities Corp.,
    Series 1998-C1, Class
    A1-B..................    Aaa/AAA       6.48%  05/17/08     700,000       695,796
  Criimi Mae CMBS Corp.,
    Series 1998-1, Class
    A1 144A...............    Aaa/AAA      5.697%  10/20/01     477,510       470,198

---------------
See Notes to Financial Statements.

                            MOODY'S/S&P
                              RATINGS              MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)    RATE      DATE      AMOUNT      (NOTE 2)
       -----------          -----------    ----    --------  ---------     --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
  Donaldson Lufkin
    Jenrette Commercial
    Mortgage Corp., Series
    1998-CG1, Class
    A1-B..................    NR/AAA        6.41%  06/10/31  $  725,000   $   725,874
  First Union-Lehman
    Brothers-Bank of
    America, Series
    1998-C2, Class A2.....    Aaa/AAA       6.56%  11/18/08     500,000       505,533
  Mortgage Capital
    Funding, Inc., Series
    1998-MC2, Class A2....    Aaa/NR       6.423%  05/18/08     650,000       651,108
  Newcourt Credit Group
    144A..................   Baa3/BBB      6.875%  02/16/05     400,000       392,264
  Prudential Mortgage
    Cap...................    Aaa/AAA     11.581%  12/15/13       3,638         3,638
  Vendee Mortgage Trust
    Co., Series 1998-1,
    Class 2, Interest Only
    Obligation............     NR/NR       0.455%  09/15/27  17,994,387       276,952
  Vendee Mortgage Trust
    Co., Series 1998-3,
    Class 1, Interest Only
    Obligation............     NR/NR       0.317%  09/01/28  18,064,040       218,737
                                                                          -----------
Total Collateralized
  Mortgage Obligations
  (Cost $4,634,810).......                                                  4,500,880
                                                                          -----------
CORPORATE OBLIGATIONS -- 67.7%
BANKS -- 11.5%
  ABN-AMRO Bank NV Sub
    Notes, Series B.......    Aa3/AA-       7.75%  05/15/23   1,350,000     1,453,955
  Banco Latinoamericano
    Bank Guaranteed Notes
    144A..................   Baa1/BBB       6.59%  10/16/01     375,000       355,781
  Capital One Bank Notes..   Baa3/BBB-      7.00%  04/30/01     400,000       401,005

---------------
See Notes to Financial Statements.

                            MOODY'S/S&P
                              RATINGS              MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)    RATE      DATE      AMOUNT      (NOTE 2)
       -----------          -----------    ----    --------  ---------     --------
CORPORATE OBLIGATIONS -- (CONTINUED)
BANKS -- (CONTINUED)
  Comerica Bank Sub
    Notes.................     A2/A-       8.375%  07/15/24  $1,000,000   $ 1,074,420
  Midland Bank PLC Sub
    Notes.................     Aa3/A       7.625%  06/15/06   1,000,000     1,071,489
                                                                          -----------
                                                                            4,356,650
                                                                          -----------
BEVERAGES -- 2.7%
  Anheuser-Busch
    Companies, Inc.
    Debentures............     A1/A+        7.00%  12/01/25   1,000,000     1,007,755
                                                                          -----------
BROKERAGE -- 3.3%
  Bear Stearns Co. Senior
    Notes.................     A2/A         6.15%  03/02/04     380,000       376,466
  Lehman Brothers Holdings
    Co. Senior Notes......    Baa1/A        7.20%  08/15/09     400,000       394,662
  Salomon Smith Barney
    Holdings Notes........     Aa3/A        6.25%  05/15/03     500,000       496,649
                                                                          -----------
                                                                            1,267,777
                                                                          -----------
CABLE & MEDIA -- 2.5%
  Cox Radio Inc., Company
    Guaranteed Notes......    Baa2/A-       6.25%  05/15/03     500,000       501,250
  Time Warner Pass-
    Through, Series
    Certificates 144A.....   Baa3/BBB       6.10%  12/30/01     450,000       452,250
                                                                          -----------
                                                                              953,500
                                                                          -----------
CHEMICALS -- 1.1%
  Praxair, Inc. Notes.....    A3/BBB+       6.75%  03/01/03     400,000       401,822
                                                                          -----------
COMMERCIAL SERVICES -- 2.5%
  News America Inc. Senior
    Notes.................   Baa3/BBB-     6.625%  01/09/08     530,000       533,839
  Service Corp.
    International Senior
    Notes.................   Baa1/BBB+      6.30%  03/15/03     400,000       399,104
                                                                          -----------
                                                                              932,943
                                                                          -----------

---------------
See Notes to Financial Statements.

                            MOODY'S/S&P
                              RATINGS              MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)    RATE      DATE      AMOUNT      (NOTE 2)
       -----------          -----------    ----    --------  ---------     --------
CORPORATE OBLIGATIONS -- (CONTINUED)
CONTAINERS -- 1.3%
  Crown Cork & Seal
    Notes.................   Baa2/BBB       6.75%  04/15/03  $  500,000   $   497,771
                                                                          -----------
DIVERSIFIED MANUFACTURING -- 3.5%
  Allied Signal
    Debentures............     NR/A        9.065%  06/01/33     719,000       898,980
  Belo (A.H.) Corp. Senior
    Notes.................   Baa2/BBB-     6.875%  06/01/02     425,000       431,643
                                                                          -----------
                                                                            1,330,623
                                                                          -----------
ENERGY -- 2.1%
  PSEG Capital Corp.
    Notes.................   Baa2/BBB       6.74%  10/23/01     400,000       406,000
  Williams Cos, Inc.
    Notes.................   Baa2/BBB-     6.125%  02/01/01     400,000       399,745
                                                                          -----------
                                                                              805,745
                                                                          -----------
FINANCIAL SERVICES -- 17.9%
  Associates Corp. of
    North America
    Debentures............    Aa3/AA-       6.95%  11/01/18     300,000       309,375
  BHP Finance USA Ltd.
    Company Guaranteed
    Notes.................     A3/A-        6.42%  03/01/26     600,000       595,163
  Case Credit Corp.
    Company Guaranteed
    Notes.................    Baa1/A-      6.125%  02/15/03     400,000       386,795
  Commercial Credit Co.
    Notes.................    Aa3/A+       7.875%  02/01/05   1,000,000     1,118,019
  Countrywide Funding
    Corp. Company
    Guaranteed Notes......     A3/A         6.54%  04/14/00   1,000,000     1,006,040
  Ford Motor Credit Corp.
    Notes.................     A1/A         6.55%  09/10/02     700,000       712,969
  GMAC Notes..............     A2/A         5.75%  11/10/03     375,000       371,719
  Hanson Overseas B.V.
    Senior Notes..........     A3/A        7.375%  01/15/03     500,000       519,473
  Homeside Lending, Inc.
    Senior Notes..........     A1/A+        6.20%  05/15/03     500,000       491,358
  Household Finance Corp.
    Senior Unsub. Notes...     A2/A        5.875%  02/01/09     300,000       286,875

---------------
See Notes to Financial Statements.

                            MOODY'S/S&P
                              RATINGS              MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)    RATE      DATE      AMOUNT      (NOTE 2)
       -----------          -----------    ----    --------  ---------     --------
CORPORATE OBLIGATIONS -- (CONTINUED)
FINANCIAL SERVICES -- (CONTINUED)
  MCN Investment Corp.
    Notes.................   Baa3/BBB       6.89%  01/16/02  $  500,000   $   508,125
  USG Corp. Senior Notes,
    Series B..............   Baa3/BBB       9.25%  09/15/01     450,000       477,003
                                                                          -----------
                                                                            6,782,914
                                                                          -----------
FOOD & KINDRED PRODUCTS -- 2.6%
  James River Corp.
    Debentures............   Baa2/BBB-     8.375%  11/15/01     450,000       473,328
  Nabisco, Inc. Notes.....   Baa2/BBB      6.125%  02/01/03     525,000       507,690
                                                                          -----------
                                                                              981,018
                                                                          -----------
INDUSTRIAL -- 1.0%
  Thermo Electron Corp.
    Notes.................    Baa2/A       7.625%  10/30/08     375,000       359,063
                                                                          -----------
INSURANCE -- 1.4%
  Hartford Life, Inc.
    Notes.................     A2/A         6.90%  06/15/04     500,000       513,096
                                                                          -----------
RETAIL STORES -- 3.7%
  Penney (JC) Co., Inc.
    Notes.................     A2/A         6.50%  12/15/07   1,000,000       984,091
  Sears Roebuck Acceptance
    Corp. Notes...........     A2/A-        6.00%  03/20/03     400,000       396,414
                                                                          -----------
                                                                            1,380,505
                                                                          -----------
TELECOMMUNICATIONS -- 2.4%
  Cable & Wireless
    Communications
    Notes.................    Baa1/A-      6.375%  03/06/03     400,000       403,000
  MCI Worldcom, Inc.
    Senior Notes..........   Baa2/BBB+      6.40%  08/15/05     500,000       506,250
                                                                          -----------
                                                                              909,250
                                                                          -----------
UTILITIES -- 8.2%
  Consumers Energy Co.
    Bonds.................   Baa3/BBB+      6.20%  05/01/03     500,000       496,250
  GTE Corp. Debentures....    Baa1/A        9.10%  06/01/03     500,000       561,641
  KN Energy, Inc. Senior
    Notes.................   Baa2/BBB-      6.45%  03/01/03     375,000       376,927

---------------
See Notes to Financial Statements.

                            MOODY'S/S&P
                              RATINGS              MATURITY  PRINCIPAL       VALUE
       DESCRIPTION          (UNAUDITED)    RATE      DATE      AMOUNT      (NOTE 2)
       -----------          -----------    ----    --------  ---------     --------
CORPORATE OBLIGATIONS -- (CONTINUED)
UTILITIES -- (CONTINUED)
  Pacific Gas & Electric
    Notes.................     A2/A         7.88%  04/08/14  $1,000,000   $ 1,174,171
  US West Capital Funding
    Inc. Company
    Guaranteed Notes......     A3/A-       6.125%  07/15/02     500,000       505,216
                                                                          -----------
                                                                            3,114,205
                                                                          -----------
Total Corporate
  Obligations (Cost
  $24,922,639)............                                                 25,594,637
                                                                          -----------
U.S. TREASURY OBLIGATIONS -- 10.8%
  U.S. Treasury Notes.....                  4.25%  11/15/03     400,000       383,642
  U.S. Treasury Principal
    Only Obligation
    Strips................                 4.798%* 05/15/07   1,850,000     1,186,116
  U.S. Treasury Principal
    Only Obligation
    Strips................                 4.995%* 05/15/09   1,450,000       821,886
  U.S. Treasury Principal
    Only Obligation
    Strips................                 5.533%* 11/15/18      50,000        15,506
  U.S. Treasury Principal
    Only Obligation
    Strips................                 6.106%* 05/15/23   2,350,000       571,094
  U.S. Treasury Principal
    Only Obligation
    Strips................                 6.035%* 08/15/23   4,400,000     1,056,025
  U.S. Treasury Principal
    Only Obligation
    Strips................                  5.29%* 02/15/27     200,000        41,097
                                                                          -----------
Total U.S. Treasury
  Obligations (Cost
  $4,294,111).............                                                  4,075,366
                                                                          -----------

---------------
See Notes to Financial Statements.

                                                                             VALUE
                                                               SHARES      (NOTE 2)
                                                               ------      --------
SHORT TERM INVESTMENTS -- 1.7%
  Temporary Investment Cash Fund...........................     322,914   $   322,914
  Temporary Investment Fund................................     322,914       322,914
                                                                          -----------
Total Short Term Investments (Cost $645,828)...............                   645,828
                                                                          -----------
TOTAL INVESTMENTS -- 100.7% (COST $37,691,439)(a)..........                38,060,420
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%)............                  (258,203)
                                                                          -----------
NET ASSETS -- 100.0%.......................................               $37,802,217
                                                                          ===========

---------------

Percentages indicated are based on net assets of $37,802,217.
(a) Represents cost for Federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...............................  $  884,343
Unrealized depreciation...............................    (515,362)
                                                        ----------
Net unrealized appreciation...........................  $  368,981
                                                        ==========

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 7.5% of net assets.
NR -- Not Rated.
Interest Only Obligation -- Security pays coupon proceeds based on a notional principal amount.
ZCB -- Zero Coupon Bond.
PLC -- Public Limited Company.
 * Effective yield at purchase date.

See Notes to Financial Statements.

PACIFIC HORIZON FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1999
--------------------------------------------------------------------------------

ASSETS:
 Investments in securities, at value (cost $37,691,439).....  $38,060,420
 Interest receivable........................................      491,385
 Receivable for capital shares sold.........................       51,441
 Prepaid expenses...........................................        7,400
                                                              -----------
Total Assets................................................   38,610,646
                                                              -----------
LIABILITIES:
 Payable to bank............................................       11,769
 Dividends payable..........................................      105,600
 Payable for capital shares redeemed........................       48,953
 Payable for investment securities purchased................      598,703
 Shareholder service fees payable...........................       16,952
 Custodian and fund accounting fees payable.................        2,290
 Transfer agent fees payable................................       15,521
 Legal fees payable.........................................        1,191
 Other accrued expenses.....................................        7,450
                                                              -----------
Total Liabilities...........................................      808,429
                                                              -----------
NET ASSETS..................................................  $37,802,217
                                                              ===========
Net Assets:
 A Shares...................................................  $37,182,306
 K Shares...................................................      619,911
                                                              -----------
Total.......................................................  $37,802,217
                                                              ===========
Shares Outstanding ($0.001 par value, 200 million shares
 authorized):
 A Shares...................................................    2,299,396
 K Shares...................................................       38,298
                                                              -----------
Total.......................................................    2,337,694
                                                              ===========
NET ASSET VALUE
 A Shares -- Net asset value and redemption price per
   share....................................................       $16.17
                                                              ===========
                                                                     4.75%
 Maximum Sales Charge (A Shares)............................
 Maximum Offering Price per share (A Shares)
 (Net Asset Value of A Shares/(100% -- Maximum Sales
   Charge)).................................................       $16.98
                                                              ===========
 K Shares -- Net asset value, offering price and redemption
   price per share..........................................       $16.19
                                                              ===========
COMPOSITION OF NET ASSETS:
                                                              $     2,338
 Shares of common stock, at par.............................
                                                               38,334,354
 Additional paid-in capital.................................
                                                                      241
 Accumulated undistributed net investment income............
 Accumulated net realized losses on investment                   (903,697)
   transactions.............................................
                                                                  368,981
 Net unrealized appreciation on investments.................
                                                              -----------


NET ASSETS, FEBRUARY 28, 1999...............................  $37,802,217
                                                              ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest income...........................................  $ 2,742,406
                                                              -----------
EXPENSES:
  Advisory fees.............................................      181,943
  Administration fees.......................................       80,864
  Shareholder service fees (A Shares).......................       99,959
  Shareholder service fees (K Shares).......................        1,121
  Distribution fees (K Shares)..............................        3,361
  Custodian and fund accounting fees........................       43,723
  Transfer agent fees.......................................      101,833
  Audit fees................................................       13,966
  Legal fees................................................        1,292
  Directors fees............................................        1,031
  Registration and filing fees..............................        9,598
  Reports to shareholders...................................       26,895
  Other expenses............................................       10,344
                                                              -----------
    Total Expenses..........................................      575,930
Less: Fee waivers and reimbursements........................     (365,444)
                                                              -----------
Total Net Expenses..........................................      210,486
                                                              -----------
NET INVESTMENT INCOME.......................................    2,531,920
                                                              -----------
NET REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investment transactions.............    1,258,981
  Net change in unrealized appreciation on investments......   (1,729,277)
                                                              -----------
  Net realized/unrealized losses on investments.............     (470,296)
                                                              -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $ 2,061,624
                                                              ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           YEAR ENDED
                                                  ----------------------------
                                                  FEBRUARY 28,    FEBRUARY 28,
                                                      1999            1998
                                                  ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.........................  $ 2,531,920     $  2,240,565
  Net realized gains on investment
    transactions................................    1,258,981          233,565
  Net change in unrealized appreciation on
    investments.................................   (1,729,277)       1,251,636
                                                  ------------    ------------
Change in net assets from operations............    2,061,624        3,725,766
                                                  ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares....................................   (2,506,384)      (2,226,390)
    K Shares....................................      (25,536)         (14,175)
                                                  ------------    ------------
Change in net assets from shareholder
  distributions.................................   (2,531,920)      (2,240,565)
                                                  ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...................   17,019,166       14,033,161
  Dividends reinvested..........................    1,040,228          777,336
  Cost of shares redeemed.......................  (17,204,438)     (11,905,633)
                                                  ------------    ------------
Change in net assets from capital share
  transactions..................................      854,956        2,904,864
                                                  ------------    ------------
Change in net assets............................      384,660        4,390,065
NET ASSETS
  Beginning of Year.............................   37,417,557       33,027,492
                                                  ------------    ------------
  End of Year (including accumulated
    undistributed net investment income of $241
    and $0, respectively).......................  $37,802,217     $ 37,417,557
                                                  ============    ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1999
--------------------------------------------------------------------------------

ASSETS:
 Investment in Master Investment Trust, Series
   I -- Investment Grade Bond Portfolio, at value...........  $97,659,131
 Interest receivable........................................        1,266
 Prepaid expenses...........................................       11,662
                                                              -----------
Total Assets................................................   97,672,059
                                                              -----------
LIABILITIES:
 Dividends payable..........................................      202,238
 Administration fees payable................................        5,655
 Shareholder service fees payable...........................       28,536
 Distribution fees..........................................          480
 Reports to shareholders fees payable.......................       28,456
 Audit fees payable.........................................        4,900
 Legal fees payable.........................................        2,554
 Other accrued expenses.....................................       50,798
                                                              -----------
Total Liabilities...........................................      323,617
                                                              -----------
NET ASSETS..................................................  $97,348,442
                                                              ===========
Net Assets:
 A Shares...................................................  $63,403,892
 K Shares...................................................      495,086
 SRF Shares.................................................   33,449,464
                                                              -----------
Total.......................................................  $97,348,442
                                                              ===========
Shares Outstanding ($0.001 par value, and 300 million shares authorized):
 A Shares...................................................    6,660,871
 K Shares...................................................       51,643
 SRF Shares.................................................    3,107,319
                                                              -----------
Total.......................................................    9,819,833
                                                              ===========
NET ASSET VALUE
 A Shares -- Net asset value and redemption price per
   share....................................................        $9.52
                                                              ===========
                                                                     3.25%
 Maximum Sales Charge (A Shares)............................
 Maximum Offering Price per share (A Shares) (Net Asset
   Value of A Shares/ (100% -- Maximum Sales Charge)).......        $9.84
                                                              ===========
 K Shares -- Net asset value, offering price and redemption
   price per share..........................................        $9.59
                                                              ===========
 SRF Shares -- Net asset value, offering price and
   redemption price per share...............................       $10.76
                                                              ===========
COMPOSITION OF NET ASSETS:
                                                              $     9,820
 Shares of common stock, at par.............................
                                                               98,586,493
 Additional paid-in capital.................................
                                                                  (86,115)
 Distributions in excess of net investment income...........
 Accumulated net realized gains on investment                       5,922
   transactions.............................................
                                                               (1,167,678)
 Net unrealized depreciation on investments.................
                                                              -----------

NET ASSETS, FEBRUARY 28, 1999...............................  $97,348,442
                                                              ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Investment Income from Master Investment Trust, Series I --
  Investment Grade Bond Portfolio:
  Interest income...........................................  $5,370,427
  Less Expenses.............................................    (314,701)
                                                              ----------
Net Investment Income from Master Investment Trust, Series
  I -- Investment Grade Bond Portfolio......................   5,055,726
                                                              ----------
EXPENSES:
  Administration fees.......................................     133,058
  Shareholder service fees (A Shares).......................     134,963
  Shareholder service fees (K Shares).......................       1,191
  Shareholder service fees (SRF Shares).....................      85,610
  Distribution fees (K Shares)..............................       3,563
  Fund accounting fees and expenses.........................      30,000
  Reports to shareholders...................................      39,024
  Transfer agent fees.......................................      25,977
  Registration fees.........................................      10,089
  Audit fees................................................       4,460
  Legal fees................................................       3,244
  Other operating expenses..................................      19,840
                                                              ----------
    Total Expenses..........................................     491,019
Less: Fee waivers and reimbursements........................      (1,707)
                                                              ----------
Total Net Expenses..........................................     489,312
                                                              ----------
NET INVESTMENT INCOME.......................................   4,566,414
                                                              ----------
NET REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS FROM
  MASTER INVESTMENT TRUST, SERIES I -- INVESTMENT GRADE BOND
  PORTFOLIO
  Net realized gains on investment transactions.............   1,017,451
  Net change in unrealized depreciation on investments......  (1,825,215)
                                                              ----------
  Net realized/unrealized losses on investments from Master
    Investment Trust Series I -- Investment Grade Bond
    Portfolio...............................................    (807,764)
                                                              ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $3,758,650
                                                              ==========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               YEAR ENDED
                                                      ----------------------------
                                                      FEBRUARY 28,    FEBRUARY 28,
                                                          1999            1998
                                                      ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.............................  $ 4,566,414     $ 3,224,372
  Net realized gains on investment transactions.....    1,017,451         185,294
  Net change in unrealized
    appreciation/(depreciation) on investments......   (1,825,215)        785,462
                                                      -----------     -----------
Change in net assets resulting from operation.......    3,758,650       4,195,128
                                                      -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    A Shares........................................   (2,957,272)     (1,917,899)
    K Shares........................................      (23,092)        (19,507)
    SRF Shares......................................   (1,621,803)     (1,259,022)(a)
  Net realized gains from investment transactions:
    A Shares........................................     (772,161)             --
    K Shares........................................       (5,402)             --
    SRF Shares......................................     (352,884)             --
                                                      -----------     -----------
Change in net assets from shareholder
  distributions.....................................   (5,732,614)     (3,196,428)
                                                      -----------     -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.......................   42,998,811      68,314,617
  Dividends reinvested..............................    3,051,322       1,826,828
  Cost of shares redeemed...........................  (24,277,192)    (16,859,701)
                                                      -----------     -----------
Change in net assets from capital share
  transactions......................................   21,772,941      53,281,744
                                                      -----------     -----------
Change in net assets................................   19,798,977      54,280,444
NET ASSETS
  Beginning of Year.................................   77,549,465      23,269,021
                                                      -----------     -----------
  End of Year (including distributions in excess of
    net investment income of $86,115 and
    undistributed net investment income of $34,547,
    respectively)...................................  $97,348,442     $77,549,465
                                                      ===========     ===========

---------------

(a) Period from June 23, 1997 (inception date) to February 28, 1998.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1999, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon U.S. Government Securities Fund (the "U.S. Government Securities Fund"), the Pacific Horizon Flexible Income Fund (the "Flexible Income Fund"), (formerly, Pacific Horizon Corporate Bond Fund) and the Pacific Horizon Intermediate Bond Fund (the "Intermediate Bond Fund"), collectively the "Funds", individually a "Fund".

    The Funds each offer A Shares and K Shares. Additionally, the Intermediate Bond Fund offers SRF Shares. A Shares and SRF Shares have a Shareholder Services Plan, and K Shares have a Distribution Plan and Administrative and Shareholder Services Plan.

The investment objectives of the Funds are as follows:

    The U.S. Government Securities Fund -- seeks to provide investors with a high level of current income, consistent with preservation of capital. The U.S. Government Securities Fund does so by investing primarily in instruments issued by the Government National Mortgage Association.

    The Flexible Income Fund -- seeks to provide investors with high current income consistent with reasonable investment risk. The Flexible Income Fund invests primarily in a diversified portfolio of investment grade corporate debt securities.

    The Intermediate Bond Fund -- seeks to achieve its investment objective by investing substantially all of its assets in the Investment Grade Bond Portfolio (the "Portfolio") of the Master Investment Trust, Series I (the "Trust"), an open-end management investment company, that has the same investment objectives as that of the Fund. The value of the Intermediate Bond Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Intermediate Bond Fund's proportionate beneficial interest in the net assets of the Portfolio (62.1% at February 28, 1999). The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Intermediate Bond Fund's financial statements.

Adviser and Administrator

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser and administrator.

    On October 1, 1998, BankAmerica, the Adviser's and Administrator's parent company, completed its merger with NationsBank Corporation. The combined company operates under the name BankAmerica. BankAmerica continues to serve the Funds on substantially identical terms as described in Note 3.

    Bank of America has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services.

    Furthermore, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with PFPC under which PFPC has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Flexible Income Fund and the Intermediate Bond Fund. The Flexible Income Fund and the Intermediate Bond Fund bear all fees and expenses charged by PFPC for these services.

    In addition, pursuant to authority granted in the Administration Agreement, Bank of America has entered into an agreement with The Bank of New York ("BONY") under which BONY has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the U.S. Government Securities Fund. The U.S. Government Securities Fund bears all fees and expenses charged by BONY for these services.

Distributor and Transfer Agent

    Provident Distributors, Inc. ("PDI") serves as principal underwriter and distributor of shares of the Funds. PFPC serves as the Fund's transfer agent and dividend disbursing agent.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The U.S. Government Securities Fund and the Flexible Income Fund value portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and ask prices on the date of valuation. Bid price is used when no ask price is available. The Funds may also use an independent pricing service, approved by the Board of Directors, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    The valuation of securities of the Intermediate Bond Fund's investment in the Portfolio is discussed in Note 2 to the Portfolio's financial statements.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The U.S. Government Securities Fund and Flexible Income Fund record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.

    The Intermediate Bond Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors in the Portfolio based upon the value of their investments in the Portfolio. Such investments are adjusted on a daily basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The U.S. Government Fund and Flexible Income Fund's net investment income is declared daily and paid monthly as a dividend to shareholders of record at the close of business on record date. Intermediate Bond Fund's net investment income is declared monthly and paid within five business days after the end of each month as a dividend to shareholders of record. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent net realized gains can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital, due to reclassification of paydowns, expiration of capital loss carryover and over distribution of net investment income:

                                                       ACCUMULATED      ACCUMULATED
                                                      UNDISTRIBUTED     NET REALIZED
                                                      NET INVESTMENT    GAIN/(LOSS)
                                                          INCOME       ON INVESTMENTS
                                                      --------------   --------------
U.S. Government Securities Fund...................      $(138,452)       $  367,111
Flexible Income Fund..............................            241         4,144,007
Intermediate Bond Fund............................        (84,909)           96,620

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

    At February 28, 1999, the U.S. Government Securities Fund and the Flexible Income Fund had the following net capital loss carryovers:

                                                      CAPITAL LOSS
                                                          FUND             CARRYOVER
                                                      ------------         ---------
U.S. Government Securities..........................   $7,138,744            2003
                                                        1,663,915            2005
                                                       ----------
                                                       $8,802,659
                                                       ==========
Flexible Income Fund................................   $  882,649            2003
                                                       ==========

    To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. During the year ended February 28, 1999, the U.S. Government Securities Fund and Flexible Income Fund utilized $360,929 and $1,257,745, respectively, of its available capital loss carryover to offset realized capital gains for Federal income tax purposes, while capital loss carryovers of $4,144,248 expired for the Flexible Income Fund.

    Capital losses incurred after October 31 for the Funds' are deemed to arise on the first business day of the following fiscal year for tax purposes. The U.S. Government Securities Fund has incurred and elected to defer such capital losses of $86,367 after October 31, 1998.

MORTGAGE DOLLAR ROLLS:

    The U.S. Government Securities Fund enters into mortgage dollar roll transactions ("MDRs") in which it sells mortgage-backed securities ("MBS") from its portfolio to a counter-party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the U.S. Government Securities Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the U.S. Government Securities Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The U.S. Government Securities Fund maintains with its custodian securities from its portfolio having a value not less than the repurchase price of MDR transactions, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the transaction, while substantially similar, could be inferior to what was initially sold to the counterparty.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The U.S. Government Securities Fund and Flexible Income Fund have an Investment Advisory Agreement and Administration Agreement with Bank of America. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the U.S. Government Securities Fund and Flexible Income Fund, which is accrued daily and payable monthly, at an annual rate of 0.35% and 0.45% of the U.S. Government Securities Fund's and Flexible Income Fund's respective average daily net assets. For the year ended February 28, 1999, Bank of America agreed to waive advisory fees of $190,332 and $181,943 for the U.S. Government Securities Fund and Flexible Income Fund, respectively. Pursuant to the terms of the Administration Agreement, Bank of America is entitled to a fee, which is accrued daily and payable monthly, at an annual rate of 0.20%, 0.20% and 0.15% of the average daily net assets of the U.S. Government Securities Fund, Flexible Income Fund, and Intermediate Bond Fund, respectively. For the year ended February 28, 1999, Bank of America waived $90,049 and $80,864 of its fee as Administrator for the U.S. Government Securities Fund and Flexible Income Fund, respectively. For the same period, Bank of America reimbursed $80,928 of operating expenses of the Flexible Income Fund.

    For the year ended February 28, 1999, PDI advised the Funds that it retained $3,103, $2,927, and $3,744, from commissions earned on sales of the U.S. Government Securities Fund, the Flexible Income Fund and the Intermedi-ate Bond Fund's shares, respectively. For the same period, Bank of America and its affiliates advised the Funds that they retained $1,200, $887, and $585 from commissions earned on sales of shares of the U.S. Government Securities Fund, Flexible Income Fund, and Intermediate Bond Fund, respectively.

    The Funds have a Shareholder Services Plan (the "Plan") under which each Fund paid PDI for shareholder servicing expenses incurred in connection with A Shares of each Fund. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of each Fund's average daily net assets for A Shares. For the year ended February 28, 1999, the U.S. Government Securities Fund, Flexible Income Fund, and Intermediate Bond Fund incurred charges of $169,689, $99,959, and $134,963, respectively, pursuant to the Plan. The Funds were advised that of these amounts, PDI retained $1,349, $28,899, and $116, from the U.S. Government Securities Fund, Flexible Income Fund, and Intermediate Bond Fund, respectively, Bank of America and affiliates retained $58,976, $33,361, and $118,649, respectively. The Plan provides that if, in any month, the fees paid to PDI are less than the costs incurred by PDI, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred. For the year ended February 28, 1999, PDI waived $101,648 and $19,932 for the U.S. Government Securities Fund and the Flexible Income Fund, respectively.

    The Funds have adopted a Distribution Plan and an Administrative and Shareholder Services Plan (the "Administrative Plan") with respect to K Shares of the Funds. Under the Distribution Plan, the Funds paid PDI for expenses primarily intended to result in the sale of the Funds' K Shares. Under the Distribution Plan, payments by the Funds for distribution expenses may not exceed 0.75% of the average daily net assets of each Fund's K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. For the year ended February 28, 1999, the U.S. Government Securities Fund, Flexible Income Fund and the Intermediate Bond Fund incurred charges of $9,450, $3,361 and $3,563, respectively, pursuant to the Distribution Plan. Under the Administrative Plan, the Funds paid for expenses incurred in connection with shareholder services provided by PDI and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75%, respectively, of the average daily net assets of each Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of each Fund's K Shares. For the year ended February 28, 1999, the

U.S. Government Securities Fund, Flexible Income Fund and Intermediate Bond Fund incurred charges of $3,150, $1,121 and $1,191, respectively, pursuant to the Administrative Plan. For the year ended February 28, 1999, $5,037, $1,777 and $1,243 of shareholder services and administrative services were waived by the U.S. Government Securities Fund, Flexible Income Fund and Intermediate Bond Fund, respectively.

    The Intermediate Bond Fund has a Shareholder Services Plan under which the Fund pays PDI for shareholder servicing expenses incurred in connection with the SRF Shares. Under the Services Plan, payments for shareholder servicing expenses may not exceed 0.25% of the Fund's average daily net assets for SRF Shares. For the year ended February 28, 1999, The Intermediate Bond Fund incurred charges of $85,610, pursuant to the Services Plan, the Fund was advised that of this amount Bank of America and affiliates retained $85,146. For the same period $464 of shareholder servicing fees were waived by Bank of America and affiliates.

    For the year ended February 28, 1999, PFPC earned $172,081, $101,833, and $25,977 from the U.S. Government Securities Fund, Flexible Income Fund, and Intermediate Bond Fund, respectively, for the transfer agency and dividend disbursing agency services performed.

    A partner of Drinker Biddle & Reath LLP ("DBR") serves as Secretary of the Company. Legal fees earned by DBR are stated in the statement of operations.

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $60,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives an annual retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $40,000 for services as President.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A director will receive an additional

10% of their annual Director's retainer for each year of service between years six and nine, plus one half of the difference between 100% and the director's applicable percentage. A Director who dies or resigns after ten years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director after February 28, 1994; however a director in office on March 18, 1998 who either resigns in good standing or dies before completing five years of service as a director should be assigned an applicable percentage of 50 percent. Aggregate costs pursuant to the Retirement Plan amounted to $635, $793 and $365 for the U.S. Government Securities Fund, Flexible Income Fund and Intermediate Bond Fund, respectively, for the year ended February 28, 1999. A director who came into office after March 18, 1998 is ineligible to participate in the Retirement Plan.

NOTE 5 -- SECURITIES TRANSACTIONS

    Purchases and sales of securities, other than short-term obligations, during the year ended February 28, 1999, were as follows:

                                      U.S. GOVERNMENT SECURITIES           OTHER SECURITIES
                                      ---------------------------      -------------------------
                                       PURCHASES        SALES           PURCHASES       SALES
                                      ------------   ------------      -----------   -----------
U.S. Government Securities Fund.....  $26,849,902    $36,996,090       $   351,654   $        --
Flexible Income Fund................   15,913,470     12,804,120        21,598,420    24,041,561

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in capital shares for the Funds are summarized below:

                        U.S. GOVERNMENT SECURITIES FUND

                                                                   YEAR ENDED
                                                   ------------------------------------------
                                                   FEBRUARY 28, 1999       FEBRUARY 28, 1998
                                                   ------------------      ------------------
                                                   SHARES     AMOUNT       SHARES     AMOUNT
                                                   -------   --------      ------    --------
A SHARES (000's)
 Issued..........................................   1,030    $ 9,804         838     $  7,775
 Reinvested......................................     312      2,970         376        3,536
 Redeemed........................................  (2,178)   (20,734)      (1,758)    (16,443)
                                                   -------   --------      ------    --------
Net decrease.....................................    (836)   $(7,960)       (544)    $ (5,132)
                                                   =======   ========      ======    ========
K SHARES (000's)
 Issued..........................................     138    $ 1,315          59     $    556
 Reinvested......................................       8         74           4           39
 Redeemed........................................     (52)      (497)        (11)        (107)
                                                   -------   --------      ------    --------
Net increase.....................................      94    $   892          52     $    488
                                                   =======   ========      ======    ========

                              FLEXIBLE INCOME FUND

                                                                  YEAR ENDED
                                                  -------------------------------------------
                                                   FEBRUARY 28, 1999       FEBRUARY 28, 1998
                                                  -------------------      ------------------
                                                  SHARES     AMOUNT        SHARES     AMOUNT
                                                  -------   ---------      ------    --------
A SHARES (000's)
 Issued.........................................   1,011    $  16,621        871     $ 13,949
 Reinvested.....................................      61        1,015         47          762
 Redeemed.......................................  (1,033)     (17,099)      (735)     (11,872)
                                                  -------   ---------      ------    --------
Net increase....................................      39    $     537        183     $  2,839
                                                  =======   =========      ======    ========
K SHARES (000's)
 Issued.........................................      24    $     398          5     $     84
 Reinvested.....................................       1           26          1           15
 Redeemed.......................................      (6)        (106)        (2)         (34)
                                                  -------   ---------      ------    --------
Net increase....................................      19    $     318          4     $     65
                                                  =======   =========      ======    ========

                             INTERMEDIATE BOND FUND

                                                                  YEAR ENDED
                                                  -------------------------------------------
                                                   FEBRUARY 28, 1999       FEBRUARY 28, 1998
                                                  -------------------      ------------------
                                                  SHARES     AMOUNT        SHARES     AMOUNT
                                                  -------   ---------      ------    --------
A SHARES (000's)
 Issued.........................................   3,819    $  37,589      3,051     $ 29,325
 Reinvested.....................................     108        1,049         52          496
 Redeemed.......................................  (1,588)     (15,485)     (1,184)    (11,407)
                                                  -------   ---------      ------    --------
Net increase....................................   2,339    $  23,153      1,919     $ 18,414
                                                  =======   =========      ======    ========
K SHARES (000's)
 Issued.........................................      25    $     246         34     $    329
 Reinvested.....................................       3           28          2           18
 Redeemed.......................................     (29)        (285)       (18)        (174)
                                                  -------   ---------      ------    --------
Net increase/(decrease).........................      (1)   $     (11)        18     $    173
                                                  =======   =========      ======    ========
SRF SHARES (000's)
 Issued.........................................     469    $   5,164      3,617     $ 38,661
 Reinvested.....................................     180        1,974        104        1,313
 Redeemed.......................................    (776)      (8,507)      (487)      (5,279)
                                                  -------   ---------      ------    --------
Net increase/(decrease).........................    (127)   $  (1,369)     3,234(a)  $ 34,695(a)
                                                  =======   =========      ======    ========

---------------

(a) Period from June 23, 1997 (inception date) to February 28, 1998.

NOTE 7 -- PROPOSED REORGANIZATIONS

    The Board of Directors of Pacific Horizon Funds, Inc. has approved Agreements and Plans of Reorganization ("Agreements") between Pacific Horizon Funds, Inc. and Nations Fund Trust, Nations Fund, Inc. and Nations Institutional Reserves ("Nations Funds"). The Agreement, which is part of a broader reorganization of Pacific Horizon Funds, Inc. into the Nations family of funds, provides for the transfer of all of the assets of each of Pacific Horizon U.S. Government Securities Fund, Pacific Horizon Flexible Income Fund and Pacific Horizon Intermediate Bond Fund (the "Funds") to the Nations Government Securities Fund, Nations Diversified Income Fund and the Nations Intermediate Bond Fund, respectively, in exchange solely for the number of shares of the Investor A Shares and Investor C Shares of the Nations Government Securities Fund, Investor A Shares and Investor C Shares of the Nations Diversified Income Fund and the Investor A Shares, Investor C Shares and Seafirst Shares of the Nations Intermediate Bond Fund, respectively, having the same aggregate net asset value as the outstanding shares of Class A and Class K of the Pacific Horizon U.S. Government Securities Fund and Pacific Horizon Flexible Income Fund, and Class A, Class K and Class SRF of the Pacific Horizon Intermediate Bond Fund as of the close of business of the New York Stock Exchange on the day that the Reorganizations are effective. The Agreements also provide for the assumption by the Nations Government Securities Fund, Nations Diversified Income Fund and the Nations Intermediate Bond Fund, of all of the liabilities of each of these respective Funds. The Reorganizations can be consummated only if, among other things, it is approved by the vote of a majority of the outstanding shares of the Funds and a majority of the outstanding shares of all the funds of Pacific Horizon Funds, Inc. A Special Meeting of Shareholders ("Meeting") of each of the Funds is scheduled to be held on May 3, 1999, to vote on the Agreements. A detailed description of the proposed transactions and voting information were sent to shareholders of the Funds on or about February 12, 1999. If the Agreements are approved at the Meeting, the Reorganizations are expected to become effective on or about May 14, 1999 for the Pacific Horizon U.S. Government Securities Fund and the Pacific Horizon Flexible Income Fund and on or about May 21, 1999 for the Pacific Horizon Intermediate Bond Fund.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                        YEAR ENDED
                                     --------------------------------------------------------------------------------
                                     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                       1999(b)            1998           1997(a)            1996             1995
                                     ------------     ------------     ------------     ------------     ------------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.................    $  9.52          $  9.30          $  9.43          $  9.31          $   9.85
                                       -------          -------          -------          -------          --------
Income from Investment Operations:
 Net investment income.............       0.60             0.62             0.59             0.61              0.55
 Net realized and unrealized gains
   (losses) on investment
   transactions....................      (0.13)            0.22            (0.12)            0.16             (0.54)
                                       -------          -------          -------          -------          --------
Total income from investment
 operations........................       0.47             0.84             0.47             0.77              0.01
                                       -------          -------          -------          -------          --------
Less Dividends and Distributions:
 Dividends to shareholders from net
   investment income...............      (0.60)           (0.62)           (0.59)           (0.61)            (0.52)
 Distributions to shareholders from
   net realized gains on investment
   transactions....................         --               --               --            (0.01)               --
 Tax return of capital.............         --               --            (0.01)           (0.03)            (0.03)
                                       -------          -------          -------          -------          --------
Total Dividends and
 Distributions:....................      (0.60)           (0.62)           (0.60)           (0.65)            (0.55)
                                       -------          -------          -------          -------          --------
Net change in net asset value per
 share.............................      (0.13)            0.22            (0.13)            0.12             (0.54)
                                       -------          -------          -------          -------          --------
NET ASSET VALUE PER SHARE, END OF
 YEAR..............................    $  9.39          $  9.52          $  9.30          $  9.43          $   9.31
                                       =======          =======          =======          =======          ========
Total return (excludes sales
 charge)...........................       5.09%            9.27%            5.23%            8.47%             0.30%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year (000)...    $62,258          $71,101          $74,485          $89,491          $ 87,354
 Ratio of expenses to average net
   assets..........................       0.77%            0.75%            0.85%            1.15%             1.15%
 Ratio of net investment income to
   average net assets..............       6.37%            6.32%            6.11%            6.36%             5.57%
 Ratio of expenses to average net
   assets*.........................       1.33%            1.26%**          1.25%**          1.26%**               (c)
 Ratio of net investment income to
   average net assets*.............       5.81%            5.81%            5.71%            6.28%                 (c)
 Portfolio turnover rate...........         40%              51%              94%             137%              189%

---------------

 * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** During the years ended February 28, 1998 and 1997 and February 29, 1996, the
    Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c) There were no fee waivers or expense reimbursements during the year.

See Notes to Financial Statements.

PACIFIC HORIZON U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                 YEAR ENDED
                                         ---------------------------   PERIOD ENDED
                                         FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                           1999(b)          1998         1997(a)
                                         ------------   ------------   ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  PERIOD...............................     $ 9.53         $ 9.30         $ 9.22
                                            ------         ------         ------
Income from Investment Operations:
  Net investment income................       0.53           0.59           0.35
  Net realized and unrealized gains
    (losses) on investment
    transactions.......................      (0.10)          0.22           0.08
                                            ------         ------         ------
Total income from investment
  operations...........................       0.43           0.81           0.43
                                            ------         ------         ------
Less dividends to shareholders from net
  investment income....................      (0.56)         (0.58)         (0.35)
                                            ------         ------         ------
Net change in net asset value per
  share................................      (0.13)          0.23           0.08
                                            ------         ------         ------
NET ASSET VALUE PER SHARE, END OF
  PERIOD...............................     $ 9.40         $ 9.53         $ 9.30
                                            ======         ======         ======
Total return...........................       4.63%          8.92%          4.75%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000)....     $1,789         $  920         $  418
  Ratio of expenses to average net
    assets.............................       1.28%          1.21%          1.35%(c)
  Ratio of net investment income to
    average net assets.................       5.85%          5.86%          6.11%(c)
  Ratio of expenses to average net
    assets*............................       2.08%          1.99%**        2.06%(c)**
  Ratio of net investment income to
    average net assets*................       5.05%          5.08%          5.73%(c)
Portfolio turnover rate................         40%            51%            94%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 ** During the years ended February 28, 1998 and 1997, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
(a) Period from July 22, 1996 (inception date) to February 28, 1997.
(b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
(c) Annualized.
(d) Not annualized.
See Notes to Financial Statements.

PACIFIC HORIZON FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                                    FOR THE
                                                                                                     PERIOD
                                                                                                   OCTOBER 1,
                                                         YEAR ENDED                                   1994             YEAR
                                -------------------------------------------------------------       THROUGH            ENDED
                                FEBRUARY 28,   FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     SEPTEMBER 30,
                                  1999(c)          1998             1997           1996(a)            1995            1994(b)
                                ------------   ------------     ------------     ------------     ------------     -------------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF PERIOD..........    $ 16.42        $ 15.79          $ 16.09          $ 15.03          $ 14.86           $ 16.94
                                  -------        -------          -------          -------          -------           -------
Income from Investment
 Operations:
 Net investment income........       1.04           0.99             0.93             0.98             0.45              1.58
 Net realized and unrealized
   gains (losses) on
   investment transactions....      (0.25)          0.63            (0.30)            1.11             0.17             (2.06)
                                  -------        -------          -------          -------          -------           -------
Total income (loss) from
 investment operations........       0.79           1.62             0.63             2.09             0.62             (0.48)
                                  -------        -------          -------          -------          -------           -------
Less Dividends and
 Distributions:
 Dividends to shareholders
   from net investment
   income.....................      (1.04)         (0.99)           (0.93)           (0.98)           (0.45)            (1.58)
 Distributions to shareholders
   from net realized gains on
   investment transactions....         --             --               --            (0.05)              --             (0.02)
                                  -------        -------          -------          -------          -------           -------
Total Dividends and
 Distributions................      (1.04)         (0.99)           (0.93)           (1.03)           (0.45)            (1.60)
                                  -------        -------          -------          -------          -------           -------
Net change in net asset value
 per share....................      (0.25)          0.63            (0.30)            1.06             0.17             (2.08)
                                  -------        -------          -------          -------          -------           -------
NET ASSET VALUE PER SHARE, END
 OF PERIOD....................    $ 16.17        $ 16.42          $ 15.79          $ 16.09          $ 15.03           $ 14.86
                                  =======        =======          =======          =======          =======           =======
Total return (excludes sales
 charge)......................       4.84%         10.55%            4.13%           14.12%            4.26%(e)         (2.29%)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period
   (000)......................    $37,182        $37,105          $32,790          $32,387          $31,372           $33,046
 Ratio of expenses to average
   net assets.................       0.52%          0.85%            1.27%            1.33%            1.04%(d)          0.91%
 Ratio of net investment
   income to average net
   assets.....................       6.27%          6.15%            6.01%            6.12%            7.32%(d)          7.85%
 Ratio of expenses to average
   net assets*................       1.42%          1.56%            1.88%            2.23%            1.94%(d)          1.07%
 Ratio of net investment
   income to average net
   assets*....................       5.37%          5.44%            6.62%            7.02%            8.22%(d)          8.01%
 Portfolio turnover rate......         94%            63%              59%             N/A              N/A               N/A

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
 (b) Includes the results of operations of Bunker Hill Income Securities, Inc. and the Fund.
 (c) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
 (d) Annualized.
 (e) Not annualized.
See Notes to Financial Statements.

PACIFIC HORIZON FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                    YEAR ENDED
                                            ---------------------------   PERIOD ENDED
                                            FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                              1999(b)          1998         1997(a)
                                            ------------   ------------   ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  PERIOD..................................     $16.42         $15.80         $15.56
                                               ------         ------         ------
Income from Investment Operations:
Net investment income.....................       0.94           0.90           0.53
  Net realized and unrealized gains
    (losses) on investment transactions...      (0.23)          0.62           0.24
                                               ------         ------         ------
Total income from investment operations...       0.71           1.52           0.77
                                               ------         ------         ------
Less Dividends and Distributions:
  Dividends to shareholders from net
    investment income.....................      (0.94)         (0.90)         (0.53)
  Distributions to shareholders from net
    realized gains on investment
    transactions..........................         --             --             --
                                               ------         ------         ------
Total Dividends and Distributions.........      (0.94)         (0.90)         (0.53)
                                               ------         ------         ------
Net change in net asset value per share...      (0.23)          0.62           0.24
                                               ------         ------         ------
NET ASSET VALUE PER SHARE, END OF
  PERIOD..................................     $16.19         $16.42         $15.80
                                               ======         ======         ======
Total return..............................       4.38%          9.88%          5.01%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000).......     $  620         $  312         $  237
  Ratio of expenses to average net
    assets................................       0.92%          1.40%          1.64%(c)
  Ratio of net investment income to
    average net assets....................       5.88%          5.58%          5.60%(c)
  Ratio of expenses to average net
    assets*...............................       2.17%          2.30%          2.25%(c)
  Ratio of net investment income to
    average net assets*...................       4.63%          4.68%          4.99%(c)
  Portfolio turnover rate.................         94%            63%            59%

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Period from July 22, 1996 (inception date) to February 28, 1997.
 (b) On October 1, 1998, BankAmerica Corp., the parent company of the Fund's Advisor, merged with NationsBank Corporation.
 (c) Annualized.
 (d) Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                     ------------------------------------------------------------------------------
                                     FEBRUARY 28,   FEBRUARY 28,     FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,
                                         1999           1998           1997(a)            1996             1995
                                     ------------   ------------     ------------     ------------     ------------
A SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR.................    $  9.69        $  9.54          $  9.75          $  9.44           $ 9.81
                                       -------        -------          -------          -------           ------
Income from Investment Operations:
 Net investment income.............       0.50           0.49             0.52             0.59             0.59
 Net realized and unrealized gains
   (losses) on investment
   transactions....................      (0.03)          0.20            (0.15)            0.33            (0.37)
                                       -------        -------          -------          -------           ------
Total income gains (losses) from
 investment operations.............       0.47           0.69             0.37             0.92             0.22
                                       -------        -------          -------          -------           ------
Less Dividends and Distributions:
 Dividends to shareholders from net
   investment income...............      (0.53)         (0.51)           (0.52)           (0.59)           (0.59)
 Distributions to shareholders from
   net realized gains on investment
   transactions....................      (0.11)         (0.03)           (0.06)           (0.02)              --
                                       -------        -------          -------          -------           ------
Total Dividends and
 Distributions.....................      (0.64)         (0.54)           (0.58)           (0.61)           (0.59)
                                       -------        -------          -------          -------           ------
Net change in net asset value per
 share.............................      (0.17)          0.15            (0.21)            0.31            (0.37)
                                       -------        -------          -------          -------           ------
NET ASSET VALUE PER SHARE, END OF
 YEAR..............................    $  9.52        $  9.69          $  9.54          $  9.75           $ 9.44
                                       =======        =======          =======          =======           ======
Total return (excludes sales
 charge)...........................       4.89%          7.40%            3.92%           10.45%            2.27%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year (000)...    $63,404        $41,875          $22,937          $13,179           $1,964
 Ratio of expenses to average net
   assets..........................       0.90%          0.90%            0.75%            0.27%            0.00%
 Ratio of net investment income to
   average net assets..............       5.14%          5.50%            5.45%            6.13%            6.43%
 Ratio of expenses to average net
   assets*.........................           (b)        1.21%            2.26%            5.00%           17.95%
 Ratio of net investment income
   (loss) to average net assets*...           (b)        5.19%            3.94%            1.40%          (11.52%)

---------------

 * During the year, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
 (a) As of July 22, 1996 the Fund designated the existing series of shares as "A" shares.
 (b) There were no fee waivers or expense reimbursements during the year.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                    YEAR ENDED
                                            ---------------------------   PERIOD ENDED
                                            FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                                1999           1998         1997(a)
                                            ------------   ------------   ------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  PERIOD..................................     $9.72          $9.54          $9.53
                                               -----          -----          -----
Income from Investment Operations:
  Net investment income...................      0.46           0.44           0.31
  Net realized and unrealized gains on
    investments...........................        --           0.19           0.07
                                               -----          -----          -----
  Total income from investment
    operations............................      0.46           0.63           0.38
                                               -----          -----          -----
Less Dividends and Distributions:
  Dividends to shareholders from net
    investment income.....................     (0.48)         (0.42)         (0.31)
  Distributions to shareholders from net
    realized gains on investments.........     (0.11)         (0.03)         (0.06)
                                               -----          -----          -----
Total Dividends and Distributions.........     (0.59)         (0.45)         (0.37)
                                               -----          -----          -----
Net change in net asset value per share...     (0.13)          0.18           0.01
                                               -----          -----          -----
NET ASSET VALUE PER SHARE, END OF
  PERIOD..................................     $9.59          $9.72          $9.54
                                               =====          =====          =====
Total return..............................      4.76%          6.80%          3.73%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000).......     $ 495          $ 513          $ 332
  Ratio of expenses to average net
    assets................................      1.39%          1.39%          1.43%(b)
  Ratio of net investment income to
    average net assets....................      4.67%          4.99%          5.41%(b)
  Ratio of expenses to average net
    assets*...............................      1.65%          1.73%          2.71%(b)
  Ratio of net investment income to
    average net assets*...................      4.41%          4.65%          4.13%(b)

---------------

 * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
 (a) Period from July 22, 1996 (inception date) to February 28, 1997.
 (b) Annualized.
 (c) Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                        YEAR ENDED    PERIOD ENDED
                                                       FEBRUARY 28,   FEBRUARY 28,
                                                           1999         1998(a)
                                                       ------------   ------------
SRF SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.......    $ 10.87        $ 10.72
                                                         -------        -------
Income from Investment Operations:
  Net investment income..............................       0.57           0.40
  Net realized and unrealized gains (losses) on
    investment transactions..........................      (0.05)          0.13
                                                         -------        -------
Total income from investment operations..............       0.52           0.53
                                                         -------        -------
Less Dividends and Distributions:
  Dividends to shareholders from net investment
    income...........................................      (0.52)         (0.38)
  Distributions to shareholders from net realized
    gains............................................      (0.11)            --
                                                         -------        -------
Total Dividends and Distributions....................      (0.63)         (0.38)
                                                         -------        -------
Net change in net asset value per share..............      (0.11)          0.15
                                                         -------        -------
NET ASSET VALUE PER SHARE, END OF PERIOD.............    $ 10.76        $ 10.87
                                                         =======        =======
Total Return.........................................       4.88%          4.86%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)....................    $33,449        $35,161
  Ratio of expenses to average net assets............       0.90%          0.95%(c)
  Ratio of net investment income to average net
    assets...........................................       5.16%          5.45%(c)
  Ratio of expenses to average net assets*...........           (b)        1.07%(c)
  Ratio of net investment income to average net
    assets*..........................................           (b)        5.33%(c)

---------------

 * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
 (a) Period from June 23, 1997 (inception date) to February 28, 1998.
 (b) Fee waivers had no effect on the ratios.
 (c) Annualized.
 (d) Not annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Horizon U.S. Government Securities Fund, Pacific Horizon Flexible Income Fund (formerly "Pacific Horizon Corporate Bond Fund") and Pacific Horizon Intermediate Bond Fund (three of the portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As explained in Note 7, the Board of Directors of the Pacific Horizon Funds, Inc. has approved an agreement and plan of reorganization between Pacific Horizon Funds, Inc. and Nations Fund Trust, Nations Fund, Inc. and Nations Institutional Reserves. A Special Meeting of Shareholders of the Funds is scheduled to be held on May 3, 1999 to seek approval of the merger of Pacific Horizon U.S. Government Securities Fund, Pacific Horizon Flexible Income Fund and Pacific Horizon Intermediate Bond Fund and the Nations Government Securities Fund, Nations Diversified Income Fund and the Nations Intermediate Bond Fund, respectively.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
April 22, 1999